UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2012

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

HSBC Family of Funds
Annual Report - October 31, 2012

Glossary of Terms
Chairman’s Message	4
President’s Message	5
Commentary From the Investment Manager	6
Portfolio Reviews	8
Portfolio Composition	12
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	19
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	30
Other Federal Income Tax Information	31
Table of Shareholder Expenses	32

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	34
HSBC Opportunity Portfolio	36
Statements of Assets and Liabilities	38
Statements of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	41
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	47
Table of Shareholder Expenses	48
Board of Trustees and Officers	50
Other Information	52

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s MidCap 400 Index is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 20, 2012

To Our Shareholders:

These are challenging times for investors.

Perhaps the central reason is the slow but remorseless unwinding of a multi-decade build-up in global debt, following the recent sharp decline in the global economy. Much of this debt has been devalued—including, for example, debt associated with U.S. housing stock or Greek government debt.

Despite these modest declines, U.S. private debt—which includes household debt from such things as credit cards and mortgages—remains high. Some historical perspective: In 1951, private sector debt stood at just 53% of the U.S. Gross Domestic Product1 (GDP); today, that debt stands at 159%—a very high level, though down from its 2007 peak of 179%.

The turning point appears to be 2007. In that year, aggressive monetary and fiscal policies were enacted in the U.S. to stimulate the flagging economy. The result has been soaring government debt. Projections from the Congressional Budget Office suggest that the ratio of federal debt to GDP could reach 100% by the middle of the next decade—and that doesn’t reflect the increasing cost of entitlement programs.

These increasing claims on national income are worrisome, profoundly so, and have sparked intense and important debate—between Keynesians and monetarists; between free market capitalists and fans of European-style welfare economies; and, most recently, between Democrats and Republicans in the recent election.

So far, these growing claims by government on private sector income and wealth have failed to push interest rates higher. However, they have arguably, tempered the kind of growth and employment gains one would historically associate with recovery. In fact, the Federal Reserve’s Quantative Easing programs and “Operation Twist” have pushed rates to low levels, frustrating investors’ search for yield and leading our advisor and service providers to absorb about $17 million in fee waivers last year. Without these waivers our money market funds would have provided lower yields. Thus, it is no surprise that total money market fund assets have declined.

Regulators and others, parsing the entrails of the sharp recession, have proposed to change the regulation of such funds in order to prevent a future “run” on the funds during any period of economic upheaval. Proposals include a floating NAV, and variations of stable net asset value that include capital buffers.

Our other funds performed well in this difficult environment, as the following pages show.

Furthermore, the fund group continued to nourish its strategy of providing top-notch emerging market asset management products. Our most recent offering is the HSBC RMB Fixed Income Fund, which affords access to the Renminbi, the official offshore currency of the People’s Republic of China, through a portfolio of “Dim Sum” bonds. As the leading international bank in mainland China, HSBC is uniquely positioned to manage such a vehicle.

On behalf of my colleagues, I thank our investment advisor and portfolio managers, our other service providers, and you, our shareholders, for your support. We will continue to work hard to merit that confidence.

Sincerely,

Michael Seely
Chairman, HSBC Funds

1     For additional information, please refer to the Glossary of Terms.

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722. Investors should read the prospectus carefully before investing or sending money.

4       HSBC FAMILY OF FUNDS

President’s Message

Dear Shareholder,

We are please to send to you the HSBC Funds annual report, covering the Funds’ fiscal year ended October 31, 2012. This report offers detailed information about your Funds’ investments and results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On June 8 of this year we continued to expand our emerging markets funds offering by launching the HSBC RMB Fixed Income Fund. This Fund gives investors exposure to the Chinese Renminbi (“RMB”) bond market, sometimes referred to as the “dim sum” bond market. The Fund joins the HSBC Emerging Markets Local Debt Fund, HSBC Emerging Markets Debt Fund, HSBC Total Return Fund and the HSBC Frontier Markets Fund in our emerging markets segment.

In closing, we would like to thank you for investing through the HSBC Funds. We continue to focus the HSBC Fund Family investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

HSBC FAMILY OF FUNDS       5

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy made only moderate progress in its ongoing recovery from a historic downturn during the 12-month period between November 1, 2011 and October 31, 2012. Governments around the world fueled the turnaround with aggressive monetary stimulus as policymakers struggled to revive growth against a backdrop, at least in the developed world, of bloated public debt. The Federal Reserve Board (the “Fed”) maintained the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% to 0.25%, and announced that it would keep the rate in that range until at least 2015.

The period began among concerns that the eurozone debt crisis would cause a new global recession. The situation in Europe improved somewhat during the first months of 2012, largely due to the European Central Bank’s (ECB) efforts to support liquidity. However, the prospect of another global recession loomed throughout much of the period as numerous economic indicators, such as industrial production and unemployment growth, proved disappointing. Although the U.S. economy continued to expand during the period, the pace of its growth slowed.

We believe the ECB helped to stem a liquidity crisis and alleviate fears of deepening credit problems in the eurozone. In December 2011 the ECB began distributing inexpensive loans to European banks as part of its long-term refinancing operation (LTRO) and in March 2012 began doling out an even larger amount of money in similar loans. The LTRO appeared to stabilize financial markets in the short term; nevertheless, significant uncertainties remain regarding the long-term prospects of European economies to regain their competitiveness and prevent default. The ability of Italy and Spain to reestablish market confidence remained in doubt; in addition, the long-term impact of austerity programs on economic growth raised concerns.

Slowing growth in major world economies, including the U.S. and China, presented a significant setback for the global economy. U.S. Gross Domestic Product (“GDP”)1 increased at an annualized rate of 4.1% during the last quarter of 2011, then slowed to 2.7% or less for the remainder of the period under review. Industrial production growth was weak in both developed and emerging markets. U.S. consumer confidence improved somewhat, although real income growth and consumer savings were low. While job growth remained slow, during the last quarter of the period the unemployment rate fell below 8% for the first time in four years. During the period, the U.S. housing market showed significant signs of improvement as sales increased and inventory declined. Towards the end of the period, better economic news was seen from China, the world’s second-largest economy, leading many commentators to suggest that Chinese economic growth had turned a corner. One positive consequence of the slowdown in the global economy was a decrease in the rate of inflation in both developed and emerging economies.

Market Review

U.S. stocks posted strong gains. The first two months of the period were characterized by high volatility, as investors responded to ongoing debt problems and slowing economic growth. Equities began a strong rally in the final weeks of 2011 that continued throughout much of the period, with the exception of a pullback during the late spring. Stocks’ robust performance, despite economic setbacks, was supported in part by the actions of central banks, including the ECB’s launch of a new bond buying scheme it described as “unlimited” and the Fed’s third round of “quantitative easing.” The S&P 500 Index1 of large-company stocks returned 15.21% for the 12 months through October 2012. Small-cap shares slightly outperformed mid- and large-caps: For the same period, the Russell 2000® Index1 of small-company stocks returned 12.08%, and the S&P 400 MidCap Index1 returned 12.11%.

The debt crisis in Europe, along with slowing growth in developing economies, led to less impressive performance for foreign stocks. The Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index1 of international stocks in developed markets returned 4.61% for the 12-month period.

Fixed-income securities generated significant gains during the period, as global economic worries continued to drive demand for lower-risk assets. Yields on U.S. government bonds reached record lows as an increasing number of investors pursued a flight to safety. Low inflation, healthy corporate balance sheets, consumer and corporate deleveraging and a stabilizing housing market supported gains in corporate fixed-income markets, including both investment and high yield bonds. For the 12-month period the Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 5.25%, while the Barclays U.S. High-Yield Corporate Bond Index1 returned 13.61%.

1     For additional information, please refer to the Glossary of Terms.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)(Unaudited)

HSBC Growth Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by Clark J. Winslow, CEO and CIO/Portfolio Manager
Justin H. Kelly, CFA, Senior Managing Director/Portfolio Manager
R. Bartlett Wear, CFA, Senior Managing Director/Portfolio Manager
Winslow Capital Management, Inc.

The HSBC Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, Inc. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 6.69% (without sales charge) for the Class A Shares and 6.89% for the Class I Shares for the year ended October 31, 2012. That compared to a 13.02% total return for the Russell 1000® Growth Index1, the Fund’s primary performance benchmark, and a 10.12% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

The period began with investors expecting moderate economic growth, although it remained slow during the 12-month period. Moreover, investors were concerned about the continuing eurozone debt crisis and potential fiscal issues in the U.S.

Stocks performed relatively well in that environment, which helped the Fund’s absolute return. However, the Fund lagged its benchmark due to several factors. In particular, we chose to avoid a number of individual stocks in defensive sectors. We believed that the business models of the underlying companies were inconsistent with the Fund’s growth investment philosophy. That strategy hurt the Fund’s relative returns as those defensive stocks performed well during the period.*

Additionally, the Fund’s relative returns suffered from individual stock selection in several sectors, including consumer discretionary and information technology.*

Stock selection in the materials and telecommunications sectors contributed positively to the Fund’s performance relative to its benchmark. In addition, an underweight position in the energy sector benefited relative performance, as this sector lagged the broader market.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Growth Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[6]
				Since
As of October 31, 2012	Inception Date	1 Year	5 Year	Inception		Gross	Net
HSBC Growth Fund Class A1	5/7/04[5]	1.37	-0.31	5.31		1.30	1.19
HSBC Growth Fund Class B2	5/7/04[5]	1.88	-0.03	5.38		2.05	1.94
HSBC Growth Fund Class C3	5/7/04[5]	4.84	-0.03	5.16		2.05	1.94
HSBC Growth Fund Class I	5/7/04[5]	6.89	0.96	6.20		1.05	0.94
Russell 1000® Growth Index[4]	—	13.02	1.95	5.59	[7]	N/A	N/A
Lipper Large-Cap Growth Funds Average[4]	—	10.12	-0.12	4.61	[8]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	The HSBC Growth Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.
6	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2013.
7	Return for the period May 10, 2004 to October 31, 2012.
8	Return for the period April 30, 2004 to October 31, 2012.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS        9

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund (Advisor) (Class I Shares) HSBC Opportunity Fund (Class A Shares, Class B Shares and Class C Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (collectively the “Fund”) seeks long-term growth of capital by investing in equity securities of small and mid-cap companies. Small and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2012, the Class I Shares of the HSBC Opportunity Fund (Advisor) produced a 12.50% total return, and the Class A Shares of the Fund produced a 12.08% total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 10.08% and 6.78%, respectively.

Portfolio Performance

U.S. equities delivered double-digit gains during the 12-month period. Among the period’s best performers were stocks that are considered “defensive”—such as those within the consumer staples, health care and telecommunication services sectors. Additionally stocks in the industrials and materials sectors performed well, while information technology and energy stocks lagged the broader market during the period.

The Fund benefited from the strong performance in the stock market. The consumer discretionary sector was the Fund’s top-performing sector during the period, and was helped by strong performance among retail and homebuilding holdings.*

The Fund’s outperformance of its benchmark was primarily driven by strong stock selection across six economic sectors. The biggest contribution was provided by select investments within the consumer discretionary, information technology, materials, and energy sectors.*

During the 12-month period, the Fund benefited from an underweight position in the information technology sector relative to the benchmark, as that sector lagged the broader market. We positioned the Fund with an overweight position in the industrials sector to take advantage of a recovery in the domestic economy, particularly in the areas of housing, commercial construction and trucking. That contributed to the Fund’s relative return. In addition, investments in the financial sector—particularly among regional banks, reinsurance firms and investment banks—boosted the Fund’s performance relative to its benchmark, as did an investment in a company through its initial public offering (IPO).*

However, the Fund was hurt by individual holdings in the health care sector. Those stocks included shares of biotechnology and pharmaceutical firms. The Fund’s relative performance was hurt by its sole holding in the telecommunication services sector, which was sold due to deteriorating fundamentals.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

The charts above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[5]
As of October 31, 2012	Inception Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	6.47	2.29	10.62	1.85	1.65
HSBC Opportunity Fund Class B2	1/6/98	7.51	2.56	10.67	2.60	2.40
HSBC Opportunity Fund Class C3	11/4/98	10.23	2.57	10.35	2.60	2.40
HSBC Opportunity Fund Class I†	9/3/96	12.50	3.91	11.68	1.01	1.01
Russell 2500™ Growth Index[4]	—	10.08	2.04	10.40	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	6.78	0.00	8.41	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

†	The Class I Shares are issued by a series of HSBC Advisor Funds Trust, also named the HSBC Opportunity Fund.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2013. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews
Portfolio Composition*
October 31, 2012 (Unaudited)

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Computers & Peripherals	8.1
IT Services	8.0
Internet Software & Services	5.4
Specialty Retail	4.8
Biotechnology	4.5
Internet & Catalog Retail	4.4
Chemicals	4.4
Health Care Providers & Services	4.2
Health Care Equipment & Supplies	4.1
Investment Companies	3.9
Road & Rail	3.9
Machinery	3.9
Hotels, Restaurants & Leisure	3.8
Textiles, Apparel & Luxury Goods	3.4
Aerospace & Defense	3.4
Software	3.3
Communications Equipment	3.3
Oil, Gas & Consumable Fuels	3.2
Capital Markets	2.8
Food & Staples Retailing	2.7
Media	1.8
Energy Equipment & Services	1.8
Real Estate Investment Trusts (REITs)	1.6
Health Care Technology	1.4
Construction & Engineering	1.3
Wireless Telecommunication Services	1.3
Business Services	1.3
Auto Components	1.1
Personal Products	0.8
Diversified Financial Services	0.6
Household Durables	0.5
Trading Companies & Distributors	0.4
Semiconductors & Semiconductor Equipment	0.3
Pharmaceuticals	0.3
Total	100.0

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Specialty Retail	11.3
Software	6.5
Health Care Equipment & Supplies	6.3
Machinery	5.6
Oil, Gas & Consumable Fuels	5.4
IT Services	4.7
Chemicals	4.2
Health Care Providers & Services	4.2
Trading Companies & Distributors	4.2
Capital Markets	3.6
Aerospace & Defense	3.4
Commercial Banks	3.3
Investment Companies	3.2
Semiconductors & Semiconductor Equipment	3.1
Containers & Packaging	3.1
Road & Rail	2.9
Food Products	2.6
Insurance	2.2
Electrical Equipment	2.1
Commercial Services & Supplies	2.1
Life Sciences Tools & Services	2.0
Real Estate Management & Development	1.9
Biotechnology	1.8
Energy Equipment & Services	1.7
Professional Services	1.5
Communications Equipment	1.4
Pharmaceuticals	1.2
Building Products	1.2
Textiles, Apparel & Luxury Goods	1.1
Household Durables	0.9
Media	0.7
Electronic Equipment, Instruments & Components	0.6
Total	100.0
____________________

*	Portfolio composition is subject to change.

12       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Statements of Assets and Liabilities—as of October 31, 2012

	Growth Fund	Opportunity Fund	Opportunity Fund (Advisor)
Assets:
Investments in Affiliated Portfolios	$70,419,837	$11,244,356	$135,190,550
Receivable for capital shares issued	89,577	585	55,692
Receivable from Investment Adviser	33,656	30,599	—
Prepaid expenses and other assets	15,359	4,566	3,343
Total Assets	70,558,429	11,280,106	135,249,585
Liabilities:
Payable for capital shares redeemed	148,427	6,147	59,653
Accrued expenses and other liabilities:
Administration	1,503	235	2,806
Distribution	703	661	—
Shareholder Servicing	2,589	2,256	—
Compliance Service	8	1	1
Accounting	50	50	—
Transfer Agent	4,180	3,107	3,107
Trustee	70	10	156
Other	55,178	18,993	86,232
Total Liabilities	212,708	31,460	151,955
Net Assets	$70,345,721	$11,248,646	$135,097,630

Composition of Net Assets:
Capital	52,173,265	9,001,323	110,382,662
Accumulated net investment income (loss)	(133,004)	(49,006)	38,431
Accumulated net realized gains (losses) from investments	8,428,470	588,594	5,911,332
Unrealized appreciation/depreciation on investments	9,876,990	1,707,735	18,765,205
Net Assets	$70,345,721	$11,248,646	$135,097,630

Net Assets:
Class A Shares	$11,326,595	$10,204,216	$—
Class B Shares	620,847	499,195	—
Class C Shares	482,231	545,235	—
Class I Shares	57,916,048	—	135,097,630
	$70,345,721	$11,248,646	$135,097,630

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	640,166	1,007,637	—
Class B Shares	38,764	62,290	—
Class C Shares	29,924	66,391	—
Class I Shares	3,219,534	—	10,081,754

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$17.69	$10.13	$—
Class B Shares(a)	$16.02	$8.01	$—
Class C Shares(a)	$16.12	$8.21	$—
Class I Shares	$17.99	$—	$13.40
Maximum Sales Charge - Class A Shares	5.00%	5.00%	—%
Maximum Offering Price per share
(Net Asset Value/(100%-maximum sales charge)) - Class A Shares	$18.62	$10.66	$—
____________________

(a)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC FAMILY OF FUNDS
Statements of Operations—For the year ended October 31, 2012

	Growth Fund	Opportunity Fund	Opportunity Fund (Advisor)
Investment Income:
Investment Income from Affiliated Portfolios(a)	$617,367	$123,258	$1,404,196
Foreign tax withholding from Affiliated Portfolios(a)	(1,123)	—	—
Expenses from Affiliated Portfolios(a)	(526,974)	(107,849)	(1,198,434)
Total Investment Income (Loss)	89,270	15,409	205,762

Expenses:
Administration:
Class A Shares	3,395	2,613	—
Class B Shares	186	121	—
Class C Shares	85	115	—
Class I Shares	14,196	—	31,697
Distribution:
Class B Shares	5,570	3,583	—
Class C Shares	2,585	3,496	—
Shareholder Servicing:
Class A Shares	32,711	22,891	—
Class B Shares	1,875	1,212	—
Class C Shares	864	1,173	—
Accounting	24,050	19,049	9,000
Audit	16,868	18,343	17,839
Compliance Service	630	96	1,054
Printing	40,155	9,610	67,815
Transfer Agent	92,192	51,546	63,627
Trustee	1,839	305	3,311
Registration fees	37,682	21,608	11,233
Other	12,572	3,720	19,810
Total expenses before fee reductions	287,455	159,481	225,386
Fees voluntarily reduced by Investment Adviser	—	(11,816)	—
Fees contractually reduced by Investment Adviser	(65,181)	(65,241)	—
Net Expenses	222,274	82,424	225,386

Net Investment Income (Loss)	(133,004)	(67,015)	(19,624)

Net Realized/Unrealized Gains (Losses) from Investments:(a)
Net realized gains (losses) from investment securities	8,364,394	786,559	7,509,207
Change in unrealized appreciation/depreciation on investments	(3,332,031)	610,433	7,623,444

Net realized/unrealized gains from investments	5,032,363	1,396,992	15,132,651
Change In Net Assets Resulting From Operations	$4,899,359	$1,329,977	$15,113,027
____________________

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets

	Growth Fund		Opportunity Fund
	For the year ended October 31, 2012	For the year ended October 31, 2011	For the year ended October 31, 2012	For the year ended October 31, 2011
Investment Activities:
Operations:
Net investment income (loss)	$(133,004)	$(211,298)	$(67,015)	$(91,095)
Net realized gains (losses) from investments	8,364,394	6,871,855	786,559	1,941,921
Change in unrealized appreciation/depreciation
on investments	(3,332,031)	383,956	610,433	(495,829)
Change in net assets resulting from operations	4,899,359	7,044,513	1,329,977	1,354,997

Dividends:
Net realized gains:
Class A Shares	—	—	(1,598,939)	(183,592)
Class B Shares	—	—	(93,318)	(11,590)
Class C Shares	—	—	(76,609)	(6,561)
Change in net assets resulting from shareholder dividends	—	—	(1,768,866)	(201,743)
Change in net assets resulting from capital transactions	(8,338,642)	(582,610)	(429,918)	(1,316,886)
Change in net assets	(3,439,283)	6,461,903	(868,807)	(163,632)

Net Assets:
Beginning of period	73,785,004	67,323,101	12,117,453	12,281,085
End of period	$70,345,721	$73,785,004	$11,248,646	$12,117,453
Accumulated net investment income (loss)	$(133,004)	$—	$(49,006)	$—

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	Growth Fund		Opportunity Fund
	For the year ended October 31, 2012	For the year ended October 31, 2011	For the year ended October 31, 2012	For the year ended October 31, 2011
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$871,476	$1,036,796	$772,149	$2,442,156
Dividends reinvested	—	—	1,562,653	182,620
Value of shares redeemed	(5,909,138)	(3,859,930)	(2,900,653)	(3,824,914)
Class A Shares capital transactions	(5,037,662)	(2,823,134)	(565,851)	(1,200,138)

Class B Shares:
Proceeds from shares issued	111,305	79,343	69,230	53,441
Dividends reinvested	—	—	93,292	11,521
Value of shares redeemed	(516,256)	(448,436)	(160,269)	(249,484)
Class B Shares capital transactions	(404,951)	(369,093)	2,253	(184,522)

Class C Shares:
Proceeds from shares issued	261,486	81,604	112,981	97,064
Dividends reinvested	—	—	76,317	6,561
Value of shares redeemed	(42,587)	(36,230)	(55,618)	(35,851)
Class C Shares capital transactions	218,899	45,374	133,680	67,774

Class I Shares:
Proceeds from shares issued	17,658,774	15,376,187	—	—
Value of shares redeemed	(20,773,702)	(12,811,944)	—	—
Class I Shares capital transactions	(3,114,928)	2,564,243	—	—
Change in net assets resulting from capital transactions	$(8,338,642)	$(582,610)	$(429,918)	$(1,316,886)

SHARE TRANSACTIONS:
Class A Shares:
Issued	49,445	61,592	77,300	210,382
Reinvested	—	—	175,974	17,099
Redeemed	(334,366)	(232,059)	(293,635)	(346,398)
Change in Class A Shares	(284,921)	(170,467)	(40,361)	(118,917)

Class B Shares:
Issued	6,924	5,111	8,496	5,840
Reinvested	—	—	13,196	1,296
Redeemed	(31,749)	(29,395)	(20,335)	(27,608)
Change in Class B Shares	(24,825)	(24,284)	1,357	(20,472)

Class C Shares:
Issued	16,065	5,756	14,173	10,495
Reinvested	—	—	10,526	723
Redeemed	(2,629)	(2,539)	(6,916)	(3,974)
Change in Class C Shares	13,436	3,217	17,783	7,244

Class I Shares:
Issued	981,882	909,571	—	—
Redeemed	(1,163,041)	(765,583)	—	—
Change in Class I Shares	(181,159)	143,988	—	—

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the year ended October 31, 2012	For the year ended October 31, 2011
Investment Activities:
Operations:
Net investment income (loss)	$(19,624)	$(91,185)
Net realized gains (losses) from investments	7,509,207	19,552,882
Change in unrealized appreciation/depreciation on investments	7,623,444	(4,003,173)
Change in net assets resulting from operations	15,113,027	15,458,524

Dividends:
Net realized gains:
Class I Shares	(18,686,312)	(2,935,113)
Change in net assets resulting from shareholder dividends	(18,686,312)	(2,935,113)
Change in net assets resulting from capital transactions	16,653,597	(7,570,425)
Change in net assets	13,080,312	4,952,986

Net Assets:
Beginning of period	122,017,318	117,064,332
End of period	$135,097,630	$122,017,318
Accumulated net investment income (loss)	$38,431	$—

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	year ended	year ended
	October 31, 2012	October 31, 2011
CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	20,813,526	18,642,358
Dividends reinvested	17,155,964	2,626,240
Value of shares redeemed	(21,315,893)	(28,839,023)
Class I Shares capital transactions	16,653,597	(7,570,425)
Change in net assets resulting from capital transactions	$16,653,597	$(7,570,425)

SHARE TRANSACTIONS:
Class I Shares:
Issued	1,554,122	1,309,527
Reinvested	1,465,070	187,589
Redeemed	(1,642,101)	(1,963,117)
Change in Class I Shares	1,377,091	(466,001)

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GROWTH FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated. *

		Investment Activities			Dividends					Ratios/Supplementary Data
														Ratios of
			Net Realized		Net							Ratio of Net		Expenses to
	Net Asset	Net	and Unrealized		Realized		Net Asset			Net Assets	Ratio of Net	Investment		Average Net
	Value,	Investment	Gains	Total from	Gains from		Value,			at End of	Expenses to	Income (Loss)		Assets
	Beginning	Income	(Losses) from	Investment	Investment	Total	End of	Total		Period	Average Net	to Average Net		(Excluding Fee	Portfolio
	of Period	(Loss)(a)	Investments	Activities	Transactions	Dividends	Period	Return(b)		(000’s)	Assets	Assets		Reductions)	Turnover(c)
CLASS A SHARES
Year Ended October 31, 2008	$17.95	(0.05)	(6.51)	(6.56)	(0.84)	(0.84)	$10.55	(38.23	)%(d)	$17,180	1.20%	(0.36)%		1.22%	158%
Year Ended October 31, 2009	10.55	(0.04)	2.03	1.99	—	—	12.54	18.86	%(e)	15,896	1.20%	(0.33)%		1.31%	66%
Year Ended October 31, 2010	12.54	(0.07)	2.55	2.48	—	—	15.02	19.78	%(f)(g)	16,452	1.20%	(0.54	)%(g)	1.23%	89%
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	16.59	10.45	%(h)	15,349	1.18%	(0.45)%		1.18%	56%
Year Ended October 31, 2012	16.59	(0.06)	1.16	1.10	—	—	17.69	6.63	%(i)	11,327	1.20%	(0.36)%		1.27%	53%
CLASS B SHARES
Year Ended October 31, 2008	$16.92	(0.16)	(6.07)	(6.23)	(0.84)	(0.84)	$9.85	(38.62	)%(d)	$2,839	1.95%	(1.20)%		1.96%	158%
Year Ended October 31, 2009	9.85	(0.10)	1.85	1.75	—	—	11.60	17.87	%(e)	2,059	1.95%	(1.06)%		2.06%	66%
Year Ended October 31, 2010	11.60	(0.16)	2.36	2.20	—	—	13.80	18.97	%(f)(g)	1,213	1.95%	(1.28	)%(g)	1.98%	89%
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	15.13	9.64	%(h)	962	1.93%	(1.19)%		1.93%	56%
Year Ended October 31, 2012	15.13	(0.17)	1.06	0.89	—	—	16.02	5.88	%(i)	621	1.95%	(1.10)%		2.03%	53%
CLASS C SHARES
Year Ended October 31, 2008	$17.02	(0.16)	(6.11)	(6.27)	(0.84)	(0.84)	$9.91	(38.63	)%(d)	$72	1.95%	(1.13)%		1.97%	158%
Year Ended October 31, 2009	9.91	(0.12)	1.89	1.77	—	—	11.68	17.86	%(e)	120	1.95%	(1.12)%		2.05%	66%
Year Ended October 31, 2010	11.68	(0.17)	2.38	2.21	—	—	13.89	18.92	%(f)(g)	184	1.95%	(1.30	)%(g)	1.99%	89%
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	15.23	9.65	%(h)	251	1.94%	(1.21)%		1.94%	56%
Year Ended October 31, 2012	15.23	(0.18)	1.07	0.89	—	—	16.12	5.84	%(i)	482	1.95%	(1.14)%		2.03%	53%
CLASS I SHARES
Year Ended October 31, 2008	$18.02	(0.02)	(6.54)	(6.56)	(0.84)	(0.84)	$10.62	(38.07	)%(d)	$38,868	0.95%	(0.16)%		0.97%	158%
Year Ended October 31, 2009	10.62	(0.01)	2.04	2.03	—	—	12.65	19.11	%(e)	39,400	0.95%	(0.08)%		1.06%	66%
Year Ended October 31, 2010	12.65	(0.04)	2.58	2.54	—	—	15.19	20.08	%(f)(g)	49,474	0.95%	(0.30	)%(g)	0.99%	89%
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	16.83	10.80	%(h)	57,222	0.94%	(0.22)%		0.94%	56%
Year Ended October 31, 2012	16.83	(0.02)	1.18	1.16	—	—	17.99	6.89	%(i)	57,916	0.95%	(0.12)%		1.04%	53%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Growth Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)

Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)

During the year ended October 31, 2008, the respective Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(e)

During the year ended October 31, 2009, the respective Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)

During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.17%, 0.17% and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.28%, 0.28%, 0.28% and 0.28% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.12%, 0.12%, 0.12% and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC OPPORTUNITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated. *

		Investment Activities			Dividends					Ratios/Supplementary Data
														Ratios of
			Net Realized		Net							Ratio of Net		Expenses
	Net Asset	Net	and Unrealized		Realized		Net Asset			Net Assets	Ratio of Net	Investment		to Average
	Value,	Investment	Gains	Total from	Gains from		Value,			at End of	Expenses to	Income (Loss)		Net Assets
	Beginning	Income	(Losses) from	Investment	Investment	Total	End of	Total		Period	Average Net	to Average Net		(Excluding Fee	Portfolio
	of Period	(Loss)(a)	Investments	Activities	Transactions	Dividends	Period	Return(b)		(000’s)	Assets	Assets		Reductions)	Turnover(c)
CLASS A SHARES
Year Ended October 31, 2008	$16.41	(0.12)	(4.04)	(4.16)	(5.16)	(5.16)	$7.09	(35.84)%		$9,600	1.55%	(1.13)%		1.82%	80%
Year Ended October 31, 2009	7.09	(0.07)	0.97	0.90	(0.43)	(0.43)	7.56	14.85%		9,687	1.55%	(1.02)%		2.30%	65%
Year Ended October 31, 2010	7.56	(0.09)	2.20	2.11	—	—	9.67	27.91	%(d)(e)	11,282	1.55%	(1.00	)%(e)	2.07%	68%
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	(0.16)	(0.16)	10.63	11.59	%(f)	11,145	1.55%	(0.62)%		1.85%	69%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	(1.56)	(1.56)	10.13	12.08	%(g)	10,204	1.55%	(0.51)%		2.20%	59%
CLASS B SHARES
Year Ended October 31, 2008	$14.94	(0.18)	(3.50)	(3.68)	(5.16)	(5.16)	$6.10	(36.30)%		$1,578	2.29%	(1.88)%		2.58%	80%
Year Ended October 31, 2009	6.10	(0.10)	0.80	0.70	(0.43)	(0.43)	6.37	13.92%		1,082	2.30%	(1.77)%		3.10%	65%
Year Ended October 31, 2010	6.37	(0.13)	1.85	1.72	—	—	8.09	27.00	%(d)(e)	658	2.30%	(1.78	)%(e)	2.86%	68%
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	(0.16)	(0.16)	8.80	10.75	%(f)	536	2.30%	(1.36)%		2.64%	69%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	(1.56)	(1.56)	8.01	11.15	%(g)	499	2.30%	(1.25)%		2.99%	59%
CLASS C SHARES
Year Ended October 31, 2008	$15.11	(0.17)	(3.57)	(3.74)	(5.16)	(5.16)	$6.21	(36.27)%		$189	2.30%	(1.88)%		2.58%	80%
Year Ended October 31, 2009	6.21	(0.10)	0.81	0.71	(0.43)	(0.43)	6.49	13.83%		267	2.30%	(1.78)%		3.08%	65%
Year Ended October 31, 2010	6.49	(0.13)	1.89	1.76	—	—	8.25	27.12	%(d)(e)	341	2.30%	(1.75	)%(e)	2.86%	68%
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	(0.16)	(0.16)	8.98	10.79	%(f)	437	2.30%	(1.38)%		2.64%	69%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	(1.56)	(1.56)	8.21	11.14	%(g)	545	2.30%	(1.19)%		3.03%	59%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2010, the respective Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). Corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND (ADVISOR)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated. *

		Investment Activities			Dividends					Ratios/Supplementary Data
														Ratios of
			Net Realized		Net							Ratio of Net		Expenses to
	Net Asset	Net	and Unrealized		Realized		Net Asset			Net Assets	Ratio of Net	Investment		Average
	Value,	Investment	Gains	Total from	Gains from		Value,			at End of	Expenses to	Income (Loss)		Net Assets
	Beginning	Income	(Losses) from	Investment	Investment	Total	End of	Total		Period	Average Net	to Average Net		(Excluding Fee	Portfolio
	of Period	(Loss)	Investments	Activities	Transactions	Dividends	Period	Return(a)		(000’s)	Assets	Assets		Reductions)	Turnover(b)
CLASS I SHARES
Year Ended October 31, 2008	$18.94	(0.07)	(4.99)	(5.06)	(4.97)	(4.97)	$8.91	(35.39)%		$97,841	0.97%	(0.55)%		0.97%	80%
Year Ended October 31, 2009	8.91	(0.04)	1.32	1.28	(0.26)	(0.26)	9.93	15.47%		100,285	1.02%	(0.50)%		1.02%	65%
Year Ended October 31, 2010	9.93	(0.06)	2.90	2.84	—	—	12.77	28.60	%(c)(d)	117,064	1.01%	(0.46	)%(d)	1.01%	68%
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	(0.31)	(0.31)	14.02	12.25	%(e)	122,017	1.01%	(0.07)%		1.01%	69%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	(2.07)	(2.07)	13.40	12.50	%(f)	135,098	1.08%	(0.01)%		1.08%	59%

*	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Total return calculations do not include any sales or redemption charges.
(b)	Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	During the year ended October 31, 2010, the respective Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15% for Class I Shares.
(d)	During the year ended October 31, 2010, Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for the Class I Shares.
(e)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.
(f)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012

1. Organization:

     The HSBC Funds (formerly, HSBC Investor Funds) (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Fund Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment companies. As of October 31, 2012, the Trust is comprised of 17 separate operational funds and the Advisor Trust is comprised of 1 operational fund, each a series of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes the HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolio Trust”) (collectively the “Trusts”). The accompanying financial statements are presented for the following 3 funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust:

Fund	Short Name	Trust
HSBC Growth Fund (formerly, HSBC Investor
Growth Fund)	Growth Fund	Trust
HSBC Opportunity Fund (formerly, HSBC Investor
Opportunity Fund)	Opportunity Fund	Trust
HSBC Opportunity Fund (Advisor) (formerly,
HSBC Investor Opportunity Fund (Advisor))	Opportunity Fund (Advisor)	Advisor Trust

     All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in its respective Portfolio (as defined below).

		Proportionate
		Ownership
		Interest on
Fund	Respective Portfolio	October 31, 2012(%)
Growth Fund	HSBC Growth Portfolio (formerly, HSBC
	Investor Growth Portfolio)	89.1
Opportunity Fund	HSBC Opportunity Portfolio (formerly, HSBC
	Investor Opportunity Portfolio)	7.5
Opportunity Fund (Advisor)	HSBC Opportunity Portfolio (formerly, HSBC
	Investor Opportunity Portfolio)	90.1

     The HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the Portfolio Trust. The Portfolios operate as master funds in master-feeder arrangements and also may receive investments from certain fund of funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Growth Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

22       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     The Funds record investments into the Portfolios on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund and Opportunity (Advisor) Fund.

     The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

HSBC FAMILY OF FUNDS       23

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     The Funds record their investments in their respective Portfolios at fair value, which is typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the Notes to Financial Statements of the Portfolios included in this report.

     For the year ended October 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

24        HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The following is a summary of the valuation inputs used as of October 31, 2012 in valuing the Funds’ investments based upon three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Fund
Investment Securities:
Affiliated Portfolio (a)	—	70,419,837	—	70,419,837
Total Investment Securities	—	70,419,837	—	70,419,837

Opportunity Fund
Investment Securities:
Affiliated Portfolio (a)	—	11,244,356	—	11,244,356
Total Investment Securities	—	11,244,356	—	11,244,356

Opportunity Fund(Advisor)
Investment Securities:
Affiliated Portfolio (a)	—	135,190,550	—	135,190,550
Total Investment Securities	—	135,190,550	—	135,190,550
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

New Accounting Pronouncements:

     In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU No. 2011-11 will have no effect on the Funds’ net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Funds’ financial statements disclosures.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds of the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

HSBC FAMILY OF FUNDS       25

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate above subject to certain reductions associated with services provided to new funds. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $281,280 for the year ended October 31, 2012, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Service.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. For the year ended October 31, 2012, Foreside, as Distributor, also received $346,561, $261,621 and $34,163 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $25, $12 and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per series and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust and the Advisor Trust for blue sky exemption services.

26	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit, through March 1, 2013, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Current Contractual
		Expense
Fund	Class	Limitation(%)
Growth Fund	A	1.20
Growth Fund	B	1.95
Growth Fund	C	1.95
Growth Fund	I	0.95
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Advisor)	I	1.10

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2012, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2012, the repayments that may potentially be made by the Funds are as follows:

Fund	2015($)*	2014($)*	2013($)*	Total
Growth Fund	65,181	—	22,001	87,182
Opportunity Fund	65,241	27,228	49,041	141,510
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

HSBC FAMILY OF FUNDS	27

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2012 totaled:

Fund	Contributions($)	Withdrawals($)
Growth Fund	6,884,450	16,014,732
Opportunity Fund	585,381	2,920,181
Opportunity Fund (Advisor)	13,896,138	16,173,685

6. Federal Income Tax Information:

     The tax character of dividends paid by the Funds for the year ended October 31, 2012 was as follows:

	Dividends paid from
		Net Long Term	Total
	Ordinary Income($)	Capital Gains($)	Dividends Paid($)*
Growth Fund	—	—	—
Opportunity Fund	122,612	1,646,254	1,768,866
Opportunity Fund (Advisor)	2,322,165	16,364,147	18,686,312

     The tax character of dividends paid by the Funds for the year ended October 31, 2011 was as follows:

	Dividends paid from
		Net Long Term	Total
	Ordinary Income($)	Capital Gains($)	Dividends Paid($)*
Growth Fund	—	—	—
Opportunity Fund	—	201,743	201,743
Opportunity Fund (Advisor)	—	2,935,113	2,935,113
____________________

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated		Total
	Undistributed	Undistributed	Long Term			Capital and	Unrealized	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	Appreciation/	Earnings/
	Income($)	Income($)	Gains($)	Earnings($)	Payable($)	Losses($)	(Depreciation)($)(1)	(Deficit)($)
Growth Fund	—	—	5,056,284	5,056,284	—	(133,004)	9,832,284	14,755,564
Opportunity Fund	—	—	693,082	693,082	—	(52,380)	1,606,621	2,247,323
Opportunity Fund
(Advisor)	—	—	6,472,823	6,472,823	—	—	18,242,145	24,714,968
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

28	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     Under current law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “late year ordinary loss”) my be deferred and treated as occurring on the first business day of the following fiscal year. The following Fund had deferred losses, which will be treated as arising on the first day of the fiscal year to end October 31, 2013.

Late Year
Ordinary Losses($)
Growth Fund	133,004
Opportunity Fund	52,380

     For the year ended October 31, 2012, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)
Growth Fund	3,269,773

7. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC FAMILY OF FUNDS	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of HSBC Funds and
HSBC Advisor Funds Trust:

We have audited the accompanying statements of assets and liabilities of HSBC Growth Fund, HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (formerly known as HSBC Investor Growth Fund, HSBC Investor Opportunity Fund and HSBC Investor Opportunity Fund (Advisor)) (the Funds), as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the transfer agent of the HSBC Portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2012

30	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2012 (Unaudited)

     During the year ended October 31, 2012, the following Funds declared net short term capital gain distributions:

Fund	Amount
Opportunity Fund	$122,612
Opportunity Fund (Advisor)	2,322,165

     During the year ended October 31, 2012, the following Funds declared net long term capital gain distributions:

Fund	Amount
Opportunity Fund	$1,646,254
Opportunity Fund (Advisor)	16,364,147

     For the year ended October 31, 2012, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends Received
Fund	Deduction
Opportunity Fund	81.10%
Opportunity Fund (Advisor)	42.05%

     For the year ended October 31, 2012, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV:

Qualified Dividend
Fund	Income
Opportunity Fund	85.74%
Opportunity Fund (Advisor)	44.45%

HSBC FAMILY OF FUNDS	31

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2012 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and /or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Example
     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Growth Fund	Class A Shares	$1,000.00	$948.00	$5.88	1.20%
	Class B Shares	1,000.00	944.60	9.53	1.95%
	Class C Shares	1,000.00	944.30	9.53	1.95%
	Class I Shares	1,000.00	948.80	4.65	0.95%
Opportunity Fund	Class A Shares	1,000.00	988.30	7.75	1.55%
	Class B Shares	1,000.00	984.00	11.47	2.30%
	Class C Shares	1,000.00	984.40	11.47	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	990.40	5.55	1.11%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

32	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2012 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Growth Fund	Class A Shares	$1,000.00	$1,019.10	$6.09	1.20%
	Class B Shares	1,000.00	1,015.33	9.88	1.95%
	Class C Shares	1,000.00	1,015.33	9.88	1.95%
	Class I Shares	1,000.00	1,020.36	4.82	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,017.34	7.86	1.55%
	Class B Shares	1,000.00	1,013.57	11.64	2.30%
	Class C Shares	1,000.00	1,013.57	11.64	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,019.56	5.63	1.11%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

HSBC FAMILY OF FUNDS	33

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012

Common Stocks – 96.2%

	Shares	Value ($)
Aerospace & Defense – 3.4%
Precision Castparts Corp.	7,700	1,332,639
United Technologies Corp.	17,300	1,352,168
		2,684,807
Auto Components – 1.1%
BorgWarner, Inc. (a)	13,200	868,824
Biotechnology – 4.5%
Biogen Idec, Inc. (a)	8,700	1,202,514
Celgene Corp. (a)	17,600	1,290,432
Gilead Sciences, Inc. (a)	15,900	1,067,844
		3,560,790
Business Services – 1.3%
MasterCard, Inc., Class A	2,195	1,011,741
Capital Markets – 2.8%
BlackRock, Inc.	4,800	910,464
Franklin Resources, Inc.	10,200	1,303,560
		2,214,024
Chemicals – 4.4%
Ecolab, Inc.	18,000	1,252,800
Monsanto Co.	25,899	2,229,127
		3,481,927
Communications Equipment – 3.3%
QUALCOMM, Inc.	44,500	2,606,588
Computers & Peripherals – 8.0%
Apple, Inc.	9,325	5,549,307
EMC Corp. (a)	32,200	786,324
		6,335,631
Construction & Engineering – 1.3%
Fluor Corp.	19,100	1,066,735
Diversified Financial Services – 0.6%
IntercontinentalExchange, Inc. (a)	3,400	445,400
Energy Equipment & Services – 1.8%
FMC Technologies, Inc. (a)	13,800	564,420
Schlumberger Ltd.	12,300	855,219
		1,419,639
Food & Staples Retailing – 2.7%
Costco Wholesale Corp.	9,000	885,870
CVS Caremark Corp.	26,700	1,238,880
		2,124,750
Health Care Equipment & Supplies – 4.1%
Covidien plc	19,700	1,082,515
Edwards Lifesciences Corp. (a)	9,800	850,934
Intuitive Surgical, Inc. (a)	2,380	1,290,484
		3,223,933
Health Care Providers & Services – 4.2%
Express Scripts Holding Co. (a)	34,750	2,138,515
UnitedHealth Group, Inc.	21,200	1,187,200
		3,325,715
Health Care Technology – 1.4%
Cerner Corp. (a)	14,300	1,089,517
Hotels, Restaurants & Leisure – 3.8%
Las Vegas Sands Corp.	19,200	891,648
Starbucks Corp.	27,300	1,253,070
Yum! Brands, Inc.	11,800	827,298
		2,972,016
Household Durables – 0.5%
Lennar Corp., Class A	10,600	397,182
Internet & Catalog Retail – 4.5%
Amazon.com, Inc. (a)	7,150	1,664,663
Priceline.com, Inc. (a)	3,230	1,853,277
		3,517,940
Internet Software & Services – 5.5%
eBay, Inc. (a)	26,100	1,260,369
Facebook, Inc., Class A(a)	22,200	468,753
Google, Inc., Class A(a)	2,895	1,967,934
VeriSign, Inc. (a)	16,500	611,655
		4,308,711
IT Services – 8.0%
International Business Machines Corp.	12,400	2,412,172
Teradata Corp. (a)	9,800	669,438
Visa, Inc., Class A	23,200	3,219,232
		6,300,842
Machinery – 3.9%
Danaher Corp.	44,300	2,291,639
Illinois Tool Works, Inc.	13,000	797,290
		3,088,929
Media – 1.8%
CBS Corp., Class B	20,300	657,720
Sirius XM Radio, Inc. (a)	276,900	775,320
		1,433,040
Oil, Gas & Consumable Fuels – 3.2%
Cabot Oil & Gas Corp.	17,300	812,754
Concho Resources, Inc. (a)	11,000	947,320
Range Resources Corp.	12,100	790,856
		2,550,930
Personal Products – 0.8%
The Estee Lauder Cos., Inc., Class A	10,700	659,334
Pharmaceuticals – 0.3%
Allergan, Inc.	2,600	233,792
Real Estate Investment Trusts (REITs) – 1.6%
American Tower Corp.	16,600	1,249,814

34 HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Common Stocks, continued

	Shares	Value ($)
Road & Rail – 3.9%
Union Pacific Corp.	25,200	3,100,356
Semiconductors & Semiconductor Equipment – 0.3%
Altera Corp.	7,800	237,744
Software – 3.3%
Intuit, Inc.	14,300	849,706
Salesforce.com, Inc. (a)	12,200	1,780,956
		2,630,662
Specialty Retail – 4.8%
Dollar General Corp. (a)	20,600	1,001,572
Ross Stores, Inc.	12,500	761,875
The Gap, Inc.	25,800	921,576
The Home Depot, Inc.	6,800	417,384
Ulta Salon, Cosmetics & Fragrance, Inc.	7,700	710,094
		3,812,501
Textiles, Apparel & Luxury Goods – 3.4%
Coach, Inc.	14,500	812,725
Michael Kors Holdings Ltd. (a)	15,700	858,633
Ralph Lauren Corp.	6,800	1,045,092
		2,716,450
Trading Companies & Distributors – 0.4%
W. W. Grainger, Inc.	1,600	322,256
Wireless Telecommunication Services – 1.3%
SBA Communications Corp., Class A(a)	15,800	1,052,754
TOTAL COMMON STOCKS
(COST $62,731,859)		76,045,274

Investment Company – 4.0%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	3,113,192	3,113,192
TOTAL INVESTMENT COMPANY
(COST $3,113,192)		3,113,192
TOTAL INVESTMENT SECURITIES
(COST $65,845,051) — 100.2%		79,158,466
____________________

Percentages indicated are based on net assets of $79,018,334.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.

See notes to financial statements.	HSBC PORTFOLIOS 35

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012

Common Stocks – 96.7%

	Shares	Value ($)
Aerospace & Defense – 3.4%
BE Aerospace, Inc. (a)	50,130	2,260,362
TransDigm Group, Inc.	21,130	2,814,727
		5,075,089
Biotechnology – 1.8%
Alkermes plc (a)	73,880	1,368,996
Cubist Pharmaceuticals, Inc. (a)	32,130	1,378,377
		2,747,373
Building Products – 1.1%
Owens Corning, Inc. (a)	51,400	1,726,526
Capital Markets – 3.6%
Lazard Ltd., Class A	92,260	2,717,980
Raymond James Financial, Inc.	69,860	2,664,460
		5,382,440
Chemicals – 4.2%
Celanese Corp., Series A	36,260	1,377,517
Cytec Industries, Inc.	31,780	2,187,100
Georgia Gulf Corp.	34,140	1,208,215
Westlake Chemical Corp.	20,485	1,558,089
		6,330,921
Commercial Banks – 3.3%
Comerica, Inc.	88,500	2,638,185
First Horizon National Corp.	1	9
First Republic Bank	67,060	2,303,511
		4,941,705
Commercial Services & Supplies – 2.1%
Waste Connections, Inc.	94,065	3,088,154
Communications Equipment – 1.4%
JDS Uniphase Corp. (a)	138,580	1,342,840
Riverbed Technology, Inc. (a)	43,320	800,121
		2,142,961
Containers & Packaging – 3.1%
Crown Holdings, Inc. (a)	76,040	2,908,530
Packaging Corp. of America	48,610	1,714,475
		4,623,005
Electrical Equipment – 2.1%
Hubbell, Inc., Class B	37,580	3,146,198
Electronic Equipment, Instruments & Components – 0.6%
Jabil Circuit, Inc.	48,850	847,059
Energy Equipment & Services – 1.7%
Rowan Cos. plc, Class A(a)	78,140	2,477,819
Food Products – 2.6%
Ralcorp Holdings, Inc. (a)	54,790	3,955,290
Health Care Equipment & Supplies – 6.3%
Conceptus, Inc. (a)	38,650	728,166
DENTSPLY International, Inc.	96,900	3,569,796
Hologic, Inc. (a)	109,430	2,256,446
IDEXX Laboratories, Inc. (a)	22,000	2,116,400
Volcano Corp. (a)	26,100	746,982
		9,417,790
Health Care Providers & Services – 4.2%
Coventry Health Care, Inc.	109,270	4,768,543
Owens & Minor, Inc.	52,110	1,483,571
		6,252,114
Household Durables – 0.9%
NVR, Inc. (a)	1,436	1,297,771
Insurance – 2.2%
Everest Re Group Ltd.	22,975	2,551,373
Genworth Financial, Inc., Class A(a)	136,280	812,229
		3,363,602
IT Services – 4.7%
Alliance Data Systems Corp. (a)	31,580	4,517,519
FleetCor Technologies, Inc. (a)	53,690	2,545,443
		7,062,962
Life Sciences Tools & Services – 2.0%
Mettler-Toledo International, Inc. (a)	18,130	3,070,678
Machinery – 5.6%
Crane Co.	41,964	1,761,649
Gardner Denver, Inc.	29,280	2,029,982
IDEX Corp.	59,290	2,521,604
The Timken Co.	54,010	2,132,855
		8,446,090
Media – 0.7%
Manchester United plc, Class A(a)	85,800	1,080,222
Oil, Gas & Consumable Fuels – 5.4%
Denbury Resources, Inc. (a)	175,320	2,687,656
Tesoro Corp.	144,010	5,430,617
		8,118,273
Pharmaceuticals – 1.2%
Elan Corp. plc ADR (a)	167,700	1,811,160
Professional Services – 1.5%
IHS, Inc., Class A(a)	25,815	2,178,528
Real Estate Management & Development – 1.9%
Jones Lang LaSalle, Inc.	37,530	2,917,582
Road & Rail – 2.9%
Hertz Global Holdings, Inc. (a)	145,380	1,929,193
Landstar System, Inc.	46,710	2,365,861
		4,295,054
36 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 3.1%
NXP Semiconductors NV (a)	120,500	2,923,330
Skyworks Solutions, Inc. (a)	76,060	1,779,804
		4,703,134
Software – 6.5%
Concur Technologies, Inc. (a)	10,370	686,805
Fortinet, Inc. (a)	120,020	2,324,788
Informatica Corp. (a)	76,000	2,062,640
Nuance Communications, Inc. (a)	132,620	2,952,121
QLIK Technologies, Inc. (a)	91,220	1,679,360
		9,705,714
Specialty Retail – 11.4%
American Eagle Outfitters, Inc.	143,200	2,988,584
Foot Locker, Inc.	117,110	3,923,185
GNC Holdings, Inc., Class A	27,550	1,065,359
O’Reilly Automotive, Inc. (a)	15,250	1,306,620
Signet Jewelers Ltd.	63,980	3,311,605
Tractor Supply Co.	15,900	1,530,216
Williams-Sonoma, Inc.	63,280	2,925,434
		17,051,003
Textiles, Apparel & Luxury Goods – 1.1%
Michael Kors Holdings Ltd. (a)	29,900	1,635,231
Trading Companies & Distributors – 4.1%
Beacon Roofing Supply, Inc. (a)	30,480	985,723
United Rentals, Inc. (a)	53,940	2,193,200
WESCO International, Inc. (a)	46,970	3,047,414
		6,226,337
TOTAL COMMON STOCKS
(COST $123,929,913)		145,117,785

Investment Company – 3.2%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	4,802,550	4,802,550
TOTAL INVESTMENT COMPANY
(COST $4,802,550)		4,802,550
TOTAL INVESTMENTS SECURITIES
(COST $128,732,463) — 99.9%		149,920,335
____________________

Percentages indicated are based on net assets of $150,058,525.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.

ADR American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS 37

HSBC PORTFOLIOS
Statements of Assets and Liabilities—as of October 31, 2012

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$79,158,466	$149,920,335
Dividends receivable	12,747	302,586
Receivable for investments sold	406,110	—
Prepaid expenses and other assets	323	582
Total Assets	79,577,646	150,223,503

Liabilities:
Payable for investments purchased	397,255	23,734
Accrued expenses and other liabilities:
Investment Management	131,575	101,785
Administration	2,231	4,122
Compliance Service	11	53
Accounting	60	55
Custodian	3,653	16,545
Trustee	70	172
Other	24,457	18,512
Total Liabilities	559,312	164,978

Applicable to investors’ beneficial interest	$79,018,334	$150,058,525
Total Investments, at cost	$65,845,051	$128,732,463

38 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Statements of Operations—For the year ended October 31, 2012

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$749,933	$1,569,670
Foreign tax withholding	(1,261)	—
Total Investment Income	748,672	1,569,670

Expenses:
Investment Management	512,293	1,180,005
Administration	27,586	45,956
Accounting	44,566	44,443
Compliance Service	775	1,239
Custodian	15,446	33,744
Printing	3,731	6,228
Professional	17,377	17,184
Trustee	2,279	3,755
Other	8,123	12,226
Total Expenses	632,176	1,344,780

Net Investment Income (Loss)	116,496	224,890

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	12,654,581	8,826,465
Change in unrealized appreciation/depreciation on investments	(6,525,872)	8,291,618

Net realized/unrealized gains from investments	6,128,709	17,118,083
Change In Net Assets Resulting From Operations	$6,245,205	$17,342,973

See notes to financial statements.	HSBC PORTFOLIOS 39

HSBC PORTFOLIOS
Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011
Investment Activities:
Operations:
Net investment income (loss)	$116,496	$69,416	$224,890	$79,759
Net realized gains (losses) from investments	12,654,581	10,568,671	8,826,465	24,005,437
Change in unrealized appreciation/depreciation
from investments	(6,525,872)	387,197	8,291,618	(5,303,339)
Change in net assets resulting from operations	6,245,205	11,025,284	17,342,973	18,781,857
Proceeds from contributions	10,142,030	20,411,483	15,884,698	16,493,895
Value of withdrawals	(42,657,788)	(24,898,681)	(24,493,548)	(33,352,902)
Change in net assets resulting from transactions
in investors’ beneficial interest	(32,515,758)	(4,487,198)	(8,608,850)	(16,859,007)
Change in net assets	(26,270,553)	6,538,086	8,734,123	1,922,850

Net Assets:
Beginning of period	105,288,887	98,750,801	141,324,402	139,401,552
End of period	$79,018,334	$105,288,887	$150,058,525	$141,324,402

40 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIO
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

			Ratio/Supplementary Data
						Ratio of
					Ratio of Net	Expenses
				Ratio of Net	Investment	to Average
			Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total		End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return		(000’s)	Assets	Assets	Reductions)	Turnover
GROWTH PORTFOLIO
Year Ended October 31, 2008	(37.75	)%(a)	$81,942	0.62%	0.19%	0.62%	158%
Year Ended October 31, 2009	19.31%		$88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%		$98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%		$105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%		$79,018	0.71%	0.13%	0.71%	53%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2008	(35.30)%		$127,970	0.87%	(0.46)%	0.87%	80%
Year Ended October 31, 2009	15.41%		$129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%		$139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%		$141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%		$150,059	0.91%	0.15%	0.91%	59%

(a)	During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

See notes to financial statements.	HSBC PORTFOLIOS 41

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012

1. Organization:

     The HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio)	Growth Portfolio
HSBC Opportunity Portfolio (formerly, HSBC Investor Opportunity Portfolio)	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes HSBC Advisor Funds Trust and HSBC Funds (formerly, HSBC Investor Funds) (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the HSBC Family of Funds in relation to net assets or on another reasonable basis.

42       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts.

     For the year ended October 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

HSBC PORTFOLIOS       43

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The following is a summary of the valuation inputs used as of October 31, 2012 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks (a)	76,045,274	—	—	76,045,274
Investment Company	3,113,192	—	—	3,113,192
Total Investment Securities	79,158,466	—	—	79,158,466

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	145,117,785	—	—	145,117,785
Investment Company	4,802,550	—	—	4,802,550
Total Investment Securities	149,920,335	—	—	149,920,335
____________________

(a)	For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

New Accounting Pronouncements:

     In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU No. 2011-11 will have no effect on the Portfolios’ net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Portfolios’ financial statements disclosures.

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, Inc. (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

44       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

     Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

     HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the Portfolios and HSBC Funds and HSBC Advisor Fund that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Fund, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $281,280 for the year ended October 31, 2012, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals as employees of Citi.

HSBC PORTFOLIOS       45

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2012 were as follows:

Portfolio Name	Purchases($)	Sales($)
Growth Portfolio	46,467,415	78,190,349
Opportunity Portfolio	83,879,531	91,164,123

     For the year ended October 31, 2012, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At October 31, 2012, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)*
Growth Portfolio	62,543,316	17,313,687	(698,537)	16,615,150
Opportunity Portfolio	129,645,392	26,834,599	(6,559,656)	20,274,943
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

46       HSBC PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Portfolios - HSBC Growth Portfolio and HSBC Opportunity Portfolio (formerly known as HSBC Investor Growth Portfolio and HSBC Investor Opportunity Portfolio) (the Funds), including the schedules of portfolio investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian or brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2012

HSBC PORTFOLIOS       47

HSBC PORTFOLIOS
Table of Shareholder Expenses—as of October 31, 2012

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Growth Portfolio	$1,000.00	$991.20	$3.65	0.73%
Opportunity Portfolio	1,000.00	950.20	4.51	0.92%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Growth Portfolio	$1,000.00	$1,021.47	$3.71	0.73%
Opportunity Portfolio	1,000.00	1,020.51	4.67	0.92%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

48       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

     The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 57	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	23	None

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	23	None

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	23	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	23	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	23	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 49	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), February 2008-June 2011; Client Service, Business Development and Marketing Group, FFTW (October 1999-February 2008)	23	None
____________________

*	Includes the Trust, the HSBC Advisor Fund Trust and the HSBC Portfolios.

50       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	with Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 54	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 41	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 - present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009); Assistant Vice President, Compliance, AllianceBernstein (2005-2007)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 46	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007); Director, Fund Administration, Columbia Management (2004-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present)

DANIO MASTROPIERI* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Assistant Secretary	One year; December 2012 to present	Vice President, Regulatory Administration, Citi (2007 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 53	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Edwards, Mr. Schmidt, Ms. English and Mr. Mastropieri also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC PORTFOLIOS       51

     Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

52       HSBC PORTFOLIOS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, Inc.
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-AR-RTL-1212	12/12

HSBC Global Asset Management (USA) Inc.

HSBC World Selection™ Funds
Annual Report
October 31, 2012

WORLD SELECTION FUNDS	Class A	Class B	Class C
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX
Conservative Strategy Fund	HACGX	HBCGX	HCCGX
Income Strategy Fund	HINAX	HINBX	HINCX

HSBC World Selection Funds
Annual Report - October 31, 2012

Glossary of Terms
Chairman’s Message	4
President’s Message	5
Commentary From the Investment Manager	6
Portfolio Reviews	8
Portfolio Composition	18

Schedules of Portfolio Investments
Aggressive Strategy Fund	20
Balanced Strategy Fund	21
Moderate Strategy Fund	22
Conservative Strategy Fund	23
Income Strategy Fund	24
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	34
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	48
Other Federal Income Tax Information	49
Table of Shareholder Expenses	50

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	52
HSBC Opportunity Portfolio	54
Statements of Assets and Liabilities	56
Statements of Operations	57
Statements of Changes in Net Assets	58
Financial Highlights	59
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	65
Table of Shareholder Expenses	66
Board of Trustees and Officers	68
Other Information	70

The World Selection Funds (the “Funds”) are “fund of funds” which aim to provide superior risk adjusted returns relative to a single asset class investment over the long term by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Funds may also purchase or hold exchange traded notes (“ETNs”). The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving their objectives. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet the longer term investment goals.

Glossary of Terms

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of USD-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market.

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is an unmanaged market value-weighted index of public obligations of the U.S. Treasury with maturities of three months.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s MidCap 400 Index is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 20, 2012

To Our Shareholders:

These are challenging times for investors.

Perhaps the central reason is the slow but remorseless unwinding of a multi-decade build-up in global debt, following the recent sharp decline in the global economy. Much of this debt has been devalued—including, for example, debt associated with U.S. housing stock or Greek government debt.

Despite these modest declines, U.S. private debt—which includes household debt from such things as credit cards and mortgages—remains high. Some historical perspective: In 1951, private sector debt stood at just 53% of the U.S. Gross Domestic Product1 (GDP); today, that debt stands at 159%—a very high level, though down from its 2007 peak of 179%.

The turning point appears to be 2007. In that year, aggressive monetary and fiscal policies were enacted in the U.S. to stimulate the flagging economy. The result has been soaring government debt. Projections from the Congressional Budget Office suggest that the ratio of federal debt to GDP could reach 100% by the middle of the next decade—and that doesn’t reflect the increasing cost of entitlement programs.

These increasing claims on national income are worrisome, profoundly so, and have sparked intense and important debate—between Keynesians and monetarists; between free market capitalists and fans of European-style welfare economies; and, most recently, between Democrats and Republicans in the recent election.

So far, these growing claims by government on private sector income and wealth have failed to push interest rates higher. However, they have arguably, tempered the kind of growth and employment gains one would historically associate with recovery. In fact, the Federal Reserve’s Quantative Easing programs and “Operation Twist” have pushed rates to low levels, frustrating investors’ search for yield and leading our advisor and service providers to absorb about $17 million in fee waivers last year. Without these waivers our money market funds would have provided lower yields. Thus, it is no surprise that total money market fund assets have declined.

Regulators and others, parsing the entrails of the sharp recession, have proposed to change the regulation of such funds in order to prevent a future “run” on the funds during any period of economic upheaval. Proposals include a floating NAV, and variations of stable net asset value that include capital buffers.

Our other funds performed well in this difficult environment, as the following pages show.

Furthermore, the fund group continued to nourish its strategy of providing top-notch emerging market asset management products. Our most recent offering is the HSBC RMB Fixed Income Fund, which affords access to the Renminbi, the official offshore currency of the People’s Republic of China, through a portfolio of “Dim Sum” bonds. As the leading international bank in mainland China, HSBC is uniquely positioned to manage such a vehicle.

On behalf of my colleagues, I thank our investment advisor and portfolio managers, our other service providers, and you, our shareholders, for your support. We will continue to work hard to merit that confidence.

Sincerely,

Michael Seely
Chairman, HSBC Funds

1     For additional information, please refer to the Glossary of Terms.

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722. Investors should read the prospectus carefully before investing or sending money.

4       HSBC FAMILY OF FUNDS

President’s Message

Dear Shareholder,

We are please to send to you the HSBC Funds annual report, covering the Funds’ fiscal year ended October 31, 2012. This report offers detailed information about your Funds’ investments and results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On June 8 of this year we continued to expand our emerging markets funds offering by launching the HSBC RMB Fixed Income Fund. This Fund gives investors exposure to the Chinese Renminbi (“RMB”) bond market, sometimes referred to as the “dim sum” bond market. The Fund joins the HSBC Emerging Markets Local Debt Fund, HSBC Emerging Markets Debt Fund, HSBC Total Return Fund and the HSBC Frontier Markets Fund in our emerging markets segment.

In closing, we would like to thank you for investing through the HSBC Funds. We continue to focus the HSBC Fund Family investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

HSBC FAMILY OF FUNDS       5

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy made only moderate progress in its ongoing recovery from a historic downturn during the 12-month period between November 1, 2011 and October 31, 2012. Governments around the world fueled the turnaround with aggressive monetary stimulus as policymakers struggled to revive growth against a backdrop, at least in the developed world, of bloated public debt. The Federal Reserve Board (the “Fed”) maintained the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% to 0.25%, and announced that it would keep the rate in that range until at least 2015.

The period began among concerns that the eurozone debt crisis would cause a new global recession. The situation in Europe improved somewhat during the first months of 2012, largely due to the European Central Bank’s (ECB) efforts to support liquidity. However, the prospect of another global recession loomed throughout much of the period as numerous economic indicators, such as industrial production and unemployment growth, proved disappointing. Although the U.S. economy continued to expand during the period, the pace of its growth slowed.

We believe the ECB helped to stem a liquidity crisis and alleviate fears of deepening credit problems in the eurozone. In December 2011 the ECB began distributing inexpensive loans to European banks as part of its long-term refinancing operation (LTRO) and in March 2012 began doling out an even larger amount of money in similar loans. The LTRO appeared to stabilize financial markets in the short term; nevertheless, significant uncertainties remain regarding the long-term prospects of European economies to regain their competitiveness and prevent default. The ability of Italy and Spain to reestablish market confidence remained in doubt; in addition, the long-term impact of austerity programs on economic growth raised concerns.

Slowing growth in major world economies, including the U.S. and China, presented a significant setback for the global economy. U.S. Gross Domestic Product (“GDP”)1 increased at an annualized rate of 4.1% during the last quarter of 2011, then slowed to 2.7% or less for the remainder of the period under review. Industrial production growth was weak in both developed and emerging markets. U.S. consumer confidence improved somewhat, although real income growth and consumer savings were low. While job growth remained slow, during the last quarter of the period the unemployment rate fell below 8% for the first time in four years. During the period, the U.S. housing market showed significant signs of improvement as sales increased and inventory declined. Towards the end of the period, better economic news was seen from China, the world’s second-largest economy, leading many commentators to suggest that Chinese economic growth had turned a corner. One positive consequence of the slowdown in the global economy was a decrease in the rate of inflation in both developed and emerging economies.

Market Review

U.S. stocks posted strong gains. The first two months of the period were characterized by high volatility, as investors responded to ongoing debt problems and slowing economic growth. Equities began a strong rally in the final weeks of 2011 that continued throughout much of the period, with the exception of a pullback during the late spring. Stocks’ robust performance, despite economic setbacks, was supported in part by the actions of central banks, including the ECB’s launch of a new bond buying scheme it described as “unlimited” and the Fed’s third round of “quantitative easing.” The S&P 500 Index1 of large-company stocks returned 15.21% for the 12 months through October 2012. Small-cap shares slightly outperformed mid- and large-caps: For the same period, the Russell 2000® Index1 of small-company stocks returned 12.08%, and the S&P 400 MidCap Index1 returned 12.11%.

The debt crisis in Europe, along with slowing growth in developing economies, led to less impressive performance for foreign stocks. The Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index1 of international stocks in developed markets returned 4.61% for the 12-month period.

Fixed-income securities generated significant gains during the period, as global economic worries continued to drive demand for lower-risk assets. Yields on U.S. government bonds reached record lows as an increasing number of investors pursued a flight to safety. Low inflation, healthy corporate balance sheets, consumer and corporate deleveraging and a stabilizing housing market supported gains in corporate fixed-income markets, including both investment and high yield bonds. For the 12-month period the Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 5.25%, while the Barclays U.S. High-Yield Corporate Bond Index1 returned 13.61%.

1     For additional information, please refer to the Glossary of Terms.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Aggressive Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 7.72% (without sales charge) for the Class A Shares for the 12-month period ended October 31, 2012. That compared to a 15.21% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices: the MSCI EAFE Index1 (5.15% return for the 12 months through October 31, 2012), Barclays U.S. Aggregate Bond Index1 (5.25% return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (13.18% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% return).

Portfolio Performance

Investors during the 12-month period were concerned by a range of global economic issues, including the continuing eurozone debt crisis, China’s economic slowdown and U.S. fiscal issues. Those concerns contributed to considerable volatility in the financial markets during the period.

Still, most major equity markets posted positive returns during the 12 months through October 31, 2012. That performance was driven primarily by strong returns during the first and third quarters in 2012 and extended to other “risky” asset classes such as high-yield bonds. The financial markets during the period also benefited from various central bank actions including the U.S. Federal Reserve’s decision to launch a third round of quantitative easing and a new bond buying program outlined by the European Central Bank (ECB) to stem the eurozone debt crisis.

In that environment, the Fund enjoyed positive absolute performance, and the period was rewarding for investors. The Fund benefited from its strategic allocation to riskier asset classes, which performed well in absolute terms during the period. In particular, the Fund’s high allocation to small-, mid- and large-cap U.S. equities (55%-60% of the Fund’s total portfolio) contributed substantially to its total return during the period. An overweight position in emerging market equities held for most of the period was less successful in relative terms. However, we continued to believe that companies in emerging regions offered attractive valuations against a strengthening macroeconomic picture.*

Within the Fund’s fixed-income segment, we favored corporate bonds—such as U.S. high-yield bonds—over government bonds. We believed corporate bonds offered better total return potential than other options in the fixed-income market. That strategy benefited the Fund’s absolute performance during the period. The Fund’s exposure to emerging market debt was beneficial. In absolute terms, the Fund benefited from its exposure to alternative asset classes, particularly global property and private equity, during the period.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2012	Date	Year	Year	Inception		Gross	Net
Aggressive Strategy Fund Class A1	2/14/05	2.33	-3.30	3.67		2.19	1.88
Aggressive Strategy Fund Class B2	2/9/05	2.87	-3.03	3.79		2.94	2.63
Aggressive Strategy Fund Class C3	6/9/05	5.83	-3.03	4.02		2.94	2.63
S&P 500 Index[5]	—	15.21	0.36	4.37	[6]	N/A	N/A
MSCI EAFE Index[5]	—	5.15	-5.35	3.64	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	5.25	6.38	5.44	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	13.18	9.12	8.14	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.57	1.86	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

Certain returns shown include monies received by series of HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25%, and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 9, 2005 to October 31, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
Balanced Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Balanced Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 8.51% (without sales charge) for the Class A Shares for the 12-month period ended October 31, 2012. That compared to a 15.21% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices: the MSCI EAFE Index1 (5.15% return for the 12 months through October 31, 2012), Barclays U.S. Aggregate Bond Index1 (5.25% return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (13.18% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% return).

Portfolio Performance

Investors during the 12-month period were concerned by a range of global economic issues, including the continuing eurozone debt crisis, China’s economic slowdown and U.S. fiscal issues. Those concerns contributed to considerable volatility in the financial markets during the period.

Still, most major equity markets posted positive returns during the 12 months through October 31, 2012. That performance was driven primarily by strong returns during the first and third quarters in 2012 and extended to other “risky” asset classes such as high-yield bonds. The financial markets during the period also benefited from various central bank actions including the U.S. Federal Reserve’s decision to launch a third round of quantitative easing and a new bond buying program outlined by the European Central Bank (ECB) to stem the eurozone debt crisis.

In that environment, the Fund enjoyed positive absolute performance, and the period was rewarding for investors. The Fund benefited from its strategic allocation to riskier asset classes, which performed well in absolute terms during the period. In particular, the Fund’s allocation to small-, mid- and large-cap U.S. equities (40%-45% of the Fund’s total portfolio) contributed substantially to its total return during the period. The overweight position in emerging market equities held for most of the period was less successful in relative terms. However, we continued to believe that companies in emerging regions offered attractive valuations against a strengthening macroeconomic picture.*

Within the Fund’s fixed-income segment, we favored corporate bonds—such as U.S. high-yield bonds—over government bonds. We believed corporate bonds offered better total return potential than other options in the fixed-income market. That strategy benefited the Fund’s absolute performance during the period. The Fund’s exposure to emerging market debt was beneficial. In absolute terms, the Fund benefited from its exposure to alternative asset classes, particularly global property and private equity, during the period.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Balanced Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual					Expense
Fund Performance	Total Return (%)					Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2012	Date	Year	Year	Inception		Gross	Net
Balanced Strategy Fund Class A1	2/8/05	3.04	-1.34	4.44		1.79	1.79
Balanced Strategy Fund Class B2	2/1/05	3.66	-1.07	4.66		2.54	2.54
Balanced Strategy Fund Class C3	4/27/05	6.77	-1.06	4.95		2.54	2.54
S&P 500 Index[5]	—	15.21	0.36	4.40	[6]	N/A	N/A
MSCI EAFE Index[5]	—	5.15	-5.35	3.62	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	5.25	6.38	5.52	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	13.18	9.12	8.25	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.57	1.86	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 1, 2005 to October 31, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	11

Portfolio Reviews (Unaudited)
Moderate Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Moderate Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 8.24% (without sales charge) for the Class A Shares for the 12-month period ended October 31, 2012. That compared to a 15.21% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices: the MSCI EAFE Index1 (5.15% return for the 12 months through October 31, 2012), Barclays U.S. Aggregate Bond Index1 (5.25% return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (13.18% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% return).

Portfolio Performance

Investors during the 12-month period were concerned by a range of global economic issues, including the continuing eurozone debt crisis, China’s economic slowdown and U.S. fiscal issues. Those concerns contributed to considerable volatility in the financial markets during the period.

Still, most major equity markets posted positive returns during the 12 months through October 31, 2012. That performance was driven primarily by strong returns during the first and third quarters in 2012 and extended to other “risky” asset classes such as high-yield bonds. The financial markets during the period also benefited from various central bank actions including the U.S. Federal Reserve’s decision to launch a third round of quantitative easing and a new bond buying program outlined by the European Central Bank (ECB) to stem the eurozone debt crisis.

In that environment, the Fund enjoyed positive absolute performance, and the period was rewarding for investors. The Fund benefited from its strategic allocation to riskier asset classes, which performed well in absolute terms during the period. In particular, the Fund’s allocation to small-, mid-, and large-cap U.S. equities (25%-35% of the Fund’s total portfolio) contributed substantially to its total return during the period. An overweight position in emerging market equities held for most of the period was less successful in relative terms. However, we continued to believe that companies in emerging regions offered attractive valuations against a strengthening macroeconomic picture.*

The Fund’s allocation to U.S. fixed-income securities (20%-25% of the Fund’s total portfolio) and U.S. high-yield debt (10%-15% of the Fund’s total portfolio) also benefited performance during the period. Within the Fund’s fixed-income segment, we favored corporate bonds—such as U.S. high-yield bonds—over government bonds. We believed corporate bonds offered better total return potential than other options in the fixed-income market. That strategy benefited the Fund’s absolute performance. The Fund’s exposure to emerging market debt was beneficial. In absolute terms, the Fund benefited from its exposure to alternative asset classes, particularly global property and private equity, during the period.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Moderate Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual					Expense
Fund Performance	Total Return (%)					Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2012	Date	Year	Year	Inception		Gross	Net
Moderate Strategy Fund Class A1	2/3/05	2.86	-0.03	4.25		1.80	1.80
Moderate Strategy Fund Class B2	2/1/05	3.43	0.26	4.41		2.55	2.55
Moderate Strategy Fund Class C3	6/9/05	6.49	0.27	4.39		2.55	2.55
S&P 500 Index[5]	—	15.21	0.36	4.40	[6]	N/A	N/A
MSCI EAFE Index[5]	—	5.15	-5.35	3.62	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	5.25	6.38	5.52	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	13.18	9.12	8.25	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.57	1.86	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.
5	For additional information, please refer to Glossary of Terms.
6	Return for the period February 1, 2005 to October 31, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	13

Portfolio Reviews (Unaudited)
Conservative Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Conservative Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 8.00% (without sales charge) for the Class A Shares for the 12-month period ended October 31, 2012. That compared to a 15.21% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measures performance against several additional reference indices: the MSCI EAFE Index1 (5.15% return for the 12 months through October 31, 2012), Barclays U.S. Aggregate Bond Index1 (5.25% return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (13.18% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.06% return).

Portfolio Performance

Investors during the 12-month period were concerned by a range of global economic issues, including the continuing eurozone debt crisis, China’s economic slowdown and U.S. fiscal issues. Those concerns contributed to considerable volatility in the financial markets during the period.

Still, most major equity markets posted positive returns during the 12 months through October 31, 2012. That performance was driven primarily by strong returns during the first and third quarters in 2012 and extended to other “risky” asset classes such as high-yield bonds. The financial markets during the period also benefited from various central bank actions including the U.S. Federal Reserve’s decision to launch a third round of quantitative easing and a new bond buying program outlined by the European Central Bank (ECB) to stem the eurozone debt crisis.

In that environment, the Fund enjoyed positive absolute performance, and the period was rewarding for investors. The Fund benefited from its strategic allocation to riskier asset classes that performed well in absolute terms. The Fund’s allocation to small-, mid-, and large-cap U.S. equities (15%-20% of the Fund’s total portfolio) contributed substantially to its total return during the period.*

The Fund’s allocation to U.S. fixed-income securities (about 40% of the Fund’s total portfolio) and U.S. high-yield debt (10%-15% of the Fund’s total portfolio) also benefited performance during the period. Within the Fund’s fixed-income segment, we favored corporate bonds—such as U.S. high-yield bonds—over government bonds. We believed corporate bonds offered better total return potential than other options in the fixed-income market. That strategy benefited the Fund’s absolute performance during the period. The Fund’s exposure to emerging market debt was beneficial. In absolute terms, the Fund benefited from its exposure to alternative asset classes, particularly global property and private equity, during the period.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Conservative Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual					Expense
Fund Performance	Total Return (%)					Ratio (%)[4]
	Inception	1	5	Since
As of October 31, 2012	Date	Year	Year	Inception		Gross	Net
Conservative Strategy Fund Class A1	2/23/05	2.56	1.11	3.95		1.95	1.95
Conservative Strategy Fund Class B2	2/17/05	3.21	1.37	3.99		2.70	2.70
Conservative Strategy Fund Class C3	4/19/05	6.28	1.38	4.53		2.70	2.70
S&P 500 Index[5]	—	15.21	0.36	4.28	[6]	N/A	N/A
MSCI EAFE Index[5]	—	5.15	-5.35	3.31	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	5.25	6.38	5.55	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	13.18	9.12	8.14	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.06	0.57	1.87	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Portfolios, in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period February 17, 2005 to October 31, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	15

Portfolio Reviews (Unaudited)
Income Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Income Strategy Fund (the “Fund”) is a “fund of funds” which primarily seeks current income and secondarily seeks to provide long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 5.02% (without sales charge) for the Class A Shares for the period between its inception on March 20, 2012 and October 31, 2012. That compared to a 1.78% total return for the Fund’s primary benchmark, the S&P 500 Index1, during the same period.

The Fund measures performance against several additional reference indices: the MSCI EAFE Index1 (-0.20% return for the period between March 20, 2012 and October 31, 2012), Barclays U.S. Aggregate Bond Index1 (4.51% return), Bank of America/Merrill Lynch U.S. High Yield Master II Index1 (7.49% return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.05% return).

Portfolio Performance

Investors during the 12-month period were concerned by a range of global economic issues, including the continuing eurozone debt crisis, China’s economic slowdown and U.S. fiscal issues. Those concerns contributed to considerable volatility in the financial markets during the period.

Still, most major equity markets posted positive returns during the 12 months through October 31, 2012. That performance was driven primarily by strong returns during the first and third quarters in 2012 and extended to other “risky” asset classes such as high-yield bonds. The financial markets during the period also benefited from various central bank actions including the U.S. Federal Reserve’s decision to launch a third round of quantitative easing and a new bond buying program outlined by the European Central Bank (ECB) to stem the eurozone debt crisis.

The Fund’s allocation to U.S. fixed-income securities (40%-45% of the Fund’s total portfolio) contributed substantially to its total return during the period. In the fixed-income market, we favored corporate bonds—such as U.S. high-yield bonds—over government bonds. We believed corporate bonds offered better total return potential than other options in the fixed-income market. That strategy benefited the Fund’s absolute performance. The Fund’s exposure to emerging market debt was beneficial. In absolute terms, the Fund benefited from its exposure to global property during the period.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

16	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Income Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

	Aggregate			Expense
Fund Performance	Total Return (%)			Ratio (%)[4]
	Inception	Since
As of October 31, 2012	Date	Inception		Gross	Net
Income Strategy Fund Class A1	3/20/12	0.02		2.25	2.10
Income Strategy Fund Class B2	3/20/12	0.52		3.00	2.85
Income Strategy Fund Class C3	3/20/12	3.47		3.00	2.85
S&P 500 Index[5]	—	1.78	[6]	N/A	N/A
MSCI EAFE Index[5]	—	-0.20	[6]	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	4.51	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	7.49	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.05	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

Certain returns shown include monies received by the Portfolios, in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period March 21, 2012 to October 31, 2012.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	17

Portfolio Reviews
Portfolio Composition* October 31, 2012 (Unaudited)

Aggressive Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Domestic Equities	59.5
International Equities	26.2
Fixed Income	9.0
Alternatives	5.2
Cash	0.1
Total	100.0

Balanced Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Domestic Equities	43.4
International Equities	25.5
Fixed income	21.6
Alternatives	9.4
Cash	0.1
Total	100.0

Moderate Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Fixed Income	35.8
Domestic Equities	29.5
International Equities	24.6
Alternatives	9.1
Cash	1.0
Total	100.0

Conservative Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Fixed Income	53.3
Domestic Equities	18.2
International Equities	19.4
Alternatives	8.0
Cash	1.1
Total	100.0

Income Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Fixed Income	67.8
International Equities	14.8
Domestic Equities	8.8
Cash	7.2
Alternatives	1.4
Total	100.0

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Computers & Peripherals	8.1
IT Services	8.0
Internet Software & Services	5.4
Specialty Retail	4.8
Biotechnology	4.5
Internet & Catalog Retail	4.4
Chemicals	4.4
Health Care Providers &
Services	4.2
Health Care Equipment &
Supplies	4.1
Investment Companies	3.9
Road & Rail	3.9
Machinery	3.9
Hotels, Restaurants & Leisure	3.8
Textiles, Apparel & Luxury
Goods	3.4
Aerospace & Defense	3.4
Software	3.3
Communications Equipment	3.3
Oil, Gas & Consumable Fuels	3.2
Capital Markets	2.8
Food & Staples Retailing	2.7
Media	1.8
Energy Equipment & Services	1.8
Real Estate Investment Trusts
(REITs)	1.6
Health Care Technology	1.4
Construction & Engineering	1.3
Wireless Telecommunication
Services	1.3
Business Services	1.3
Auto Components	1.1
Personal Products	0.8
Diversified Financial Services	0.6
Household Durables	0.5
Trading Companies &
Distributors	0.4
Semiconductors &
Semiconductor Equipment	0.3
Pharmaceuticals	0.3
Total	100.0
____________________

*	Portfolio composition is subject to change.

18	HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (continued) October 31, 2012 (Unaudited)

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Specialty Retail	11.3
Software	6.5
Health Care Equipment &
Supplies	6.3
Machinery	5.6
Oil, Gas & Consumable Fuels	5.4
IT Services	4.7
Chemicals	4.2
Health Care Providers &
Services	4.2
Trading Companies &
Distributors	4.2
Capital Markets	3.6
Aerospace & Defense	3.4
Commercial Banks	3.3
Investment Companies	3.2
Semiconductors &
Semiconductor Equipment	3.1
Containers & Packaging	3.1
Road & Rail	2.9
Food Products	2.6
Insurance	2.2
Electrical Equipment	2.1
Commercial Services &
Supplies	2.1
Life Sciences Tools & Services	2.0
Real Estate Management &
Development	1.9
Biotechnology	1.8
Energy Equipment & Services	1.7
Professional Services	1.5
Communications Equipment	1.4
Pharmaceuticals	1.2
Building Products	1.2
Textiles, Apparel & Luxury
Goods	1.1
Household Durables	0.9
Media	0.7
Electronic Equipment,
Instruments & Components	0.6
Total	100.0
____________________

*	Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS	19

HSBC AGGRESSIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2012

Affiliated Investment Companies—1.8%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	11,078	126,737
HSBC Emerging Markets Local Debt
Fund, Class I Shares	18,023	177,882
HSBC Prime Money Market Fund,
Class I Shares, 0.16%(a)	13,222	13,222
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $299,635)		317,841

Affiliated Portfolios—14.2%

HSBC Growth Portfolio		1,775,216
HSBC Opportunity Portfolio		746,179
TOTAL AFFILIATED PORTFOLIOS		2,521,395

Unaffiliated Investment Companies—49.5%

Artisan Value Fund, Class IV Shares	105,448	1,173,639
Brown Advisory Growth Equity Fund,
Institutional Shares	82,312	1,179,538
Columbia High Yield Bond Fund,
Class Z Shares	242,351	707,665
CRM Small/Mid Cap Value Fund,
Institutional Shares	50,369	747,992
Delaware Emerging Markets Fund,
Class I Shares	72,597	980,066
Dreyfus Global Real Estate Securities
Fund, Class I Shares	5,098	41,705
EII Global Property Fund,
Institutional Shares	3,787	61,879
Janus Flexible Bond Fund,
Institutional Shares	2,463	27,290
JPMorgan Equity Income Fund,
Class I Shares	171,328	1,780,099
JPMorgan High Yield Fund,
Select Shares	87,586	709,454
Lord Abbett Core Fixed
Income Fund, Institutional Shares	3,314	37,780
Metropolitan West Total Return Bond
Fund, Institutional Shares	2,509	27,766
Northern Institutional Diversified
Assets Portfolio, 0.01%(a)	8,252	8,252
PIMCO Total Return Fund,
Institutional Shares	4,407	51,077
T. Rowe Price New Income Fund,
Retail Shares	3,730	37,185
Trilogy Emerging Markets Equity Fund,
Institutional Shares	139,326	1,196,807
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $8,665,325)		8,768,194

Exchange Traded Funds—34.7%

iShares MSCI EAFE Index Fund	35,454	1,899,271
iShares MSCI Emerging Markets
Index Fund	5,318	218,623
PowerShares Global Listed Private
Equity Portfolio ETF	89,734	869,522
SPDR S&P 500 ETF Trust	22,345	3,154,667
TOTAL EXCHANGE TRADED
FUNDS (COST $6,032,192)		6,142,083
TOTAL INVESTMENT
SECURITIES—100.2%		17,749,513
______________________

Percentages indicated are based on net assets of $17,719,479.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC BALANCED STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2012

Affiliated Investment Companies—10.0%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	293,710	3,360,039
HSBC Emerging Markets Local Debt
Fund, Class I Shares	187,999	1,855,546
HSBC Prime Money Market Fund,
Class I Shares, 0.16%(a)	7,556	7,556
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $4,836,314)		5,223,141

Affiliated Portfolios—10.4%

HSBC Growth Portfolio		3,824,374
HSBC Opportunity Portfolio		1,624,550
TOTAL AFFILIATED PORTFOLIOS		5,448,924

Unaffiliated Investment Companies—53.7%

Artisan Value Fund, Class IV Shares	227,496	2,532,033
Brown Advisory Growth Equity Fund,
Institutional Shares	178,174	2,553,228
Columbia High Yield Bond Fund,
Class Z Shares	1,175,885	3,433,583
CRM Small/Mid Cap Value Fund,
Institutional Shares	108,410	1,609,891
Delaware Emerging Markets Fund,
Class I Shares	108,478	1,464,449
Dreyfus Global Real Estate Securities
Fund, Class I Shares	55,301	452,358
EII Global Property Fund,
Institutional Shares	43,222	706,244
Janus Flexible Bond Fund,
Institutional Shares	50,653	561,240
JPMorgan Equity Income Fund,
Class I Shares	368,891	3,832,780
JPMorgan High Yield Fund,
Select Shares	424,964	3,442,207
Lord Abbett Core Fixed Income Fund,
Institutional Shares	68,813	784,464
Metropolitan West Total Return Bond
Fund, Institutional Shares	51,863	574,120
Northern Institutional Diversified
Assets Portfolio, Institutional Shares,
0.01%(a)	63,560	63,560
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	350,739	2,409,579
PIMCO Total Return Fund,
Institutional Shares	90,502	1,048,916
T. Rowe Price New Income Fund,
Retail Shares	79,799	795,595
Trilogy Emerging Markets Equity Fund,
Institutional Shares	202,901	1,742,917
TOTAL UNAFFILIATED
INVESTMENT COMPANIES
(COST $28,035,238)		28,007,164

Exchange Traded Funds—26.3%

iShares iBoxx $ Investment Grade
Corporate Bond Fund	5,505	677,225
iShares MSCI EAFE Index Fund	73,713	3,948,805
iShares MSCI Emerging Markets
Index Fund	13,515	555,602
PowerShares Global Listed Private
Equity Portfolio ETF	189,053	1,831,924
SPDR S&P 500 ETF Trust	47,714	6,736,263
TOTAL EXCHANGE TRADED
FUNDS (COST $13,458,954)		13,749,819
TOTAL INVESTMENT
SECURITIES—100.4%		52,429,048
____________________

Percentages indicated are based on net assets of $52,202,487.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC MODERATE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2012

Affiliated Investment Companies—12.2%

	Shares	Value ($)

HSBC Emerging Markets Debt Fund,
Class I Shares	274,281	3,137,780
HSBC Emerging Markets Local Debt
Fund, Class I Shares	209,161	2,064,417
HSBC Prime Money Market Fund,
Class I Shares, 0.16%(a)	444,668	444,668
TOTAL AFFILIATED
INVESTMENT COMPANIES
(COST $5,214,905)		5,646,865

Affiliated Portfolios—7.1%

HSBC Growth Portfolio		2,304,691
HSBC Opportunity Portfolio		960,963
TOTAL AFFILIATED
PORTFOLIOS		3,265,654

Unaffiliated Investment Companies—60.9%

Artisan Value Fund,
Class IV Shares	137,438	1,529,684
ASG Global Alternatives Fund,
Class Y Shares	32,207	334,950
Brown Advisory Growth Equity
Fund, Institutional Shares	107,181	1,535,900
Columbia High Yield Bond Fund,
Class Z Shares	1,034,597	3,021,022
CRM Small/Mid Cap Value Fund,
Institutional Shares	64,397	956,296
Delaware Emerging Markets Fund,
Class I Shares	68,293	921,953
Dreyfus Global Real Estate
Securities Fund, Class I Shares	41,803	341,945
EII Global Property Fund,
Institutional Shares	37,251	608,690
Janus Flexible Bond Fund,
Institutional Shares	134,731	1,492,814
JPMorgan Equity Income Fund,
Class I Shares	223,595	2,323,153
JPMorgan High Yield Fund,
Select Shares	370,698	3,002,655
Lord Abbett Core Fixed Income
Fund, Institutional Shares	186,008	2,120,495
Metropolitan West Total Return
Bond Fund, Institutional Shares	137,436	1,521,413
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	331,335	2,276,275
PIMCO Total Return Fund,
Institutional Shares	243,868	2,826,426
T. Rowe Price New Income Fund,
Retail Shares	212,874	2,122,353
Trilogy Emerging Markets Equity
Fund, Institutional Shares	131,205	1,127,052
TOTAL UNAFFILIATED
INVESTMENT COMPANIES
(COST $27,915,040)		28,063,076

Exchange Traded Funds—20.1%

iShares iBoxx $ Investment Grade
Corporate Bond Fund	3,742	460,341
iShares MSCI EAFE Index Fund	64,697	3,465,818
iShares MSCI Emerging Markets
Index Fund	7,912	325,262
PowerShares Global Listed Private
Equity Portfolio ETF	102,086	989,213
SPDR S&P 500 ETF Trust	28,638	4,043,113
TOTAL EXCHANGE TRADED
FUNDS (COST $9,072,922)		9,283,747
TOTAL INVESTMENT
SECURITIES—100.3%		46,259,342
____________________

Percentages indicated are based on net assets of $46,118,380.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC CONSERVATIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2012

Affiliated Investment Companies—12.4%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	124,771	1,427,385
HSBC Emerging Markets Local Debt
Fund, Class I Shares	115,303	1,138,041
HSBC Prime Money Market Fund,
Class I Shares, 0.16%(a)	251,847	251,847
TOTAL AFFILIATED
INVESTMENT COMPANIES
(COST $2,613,872)		2,817,273

Affiliated Portfolios—4.4%

HSBC Growth Portfolio		694,215
HSBC Opportunity Portfolio		291,927
TOTAL AFFILIATED PORTFOLIOS		986,142

Unaffiliated Investment Companies—70.1%

Artisan Value Fund, Class IV Shares	41,676	463,854
ASG Global Alternatives Fund,
Class Y Shares	43,066	447,885
Brown Advisory Growth Equity Fund,
Institutional Shares	32,152	460,738
Columbia High Yield Bond Fund,
Class Z Shares	455,001	1,328,602
CRM Small/Mid Cap Value Fund,
Institutional Shares	19,734	293,051
Delaware Emerging Markets Fund,
Class I Shares	7,905	106,724
Dreyfus Global Real Estate
Securities Fund, Class I Shares	22,163	181,296
EII Global Property Fund,
Institutional Shares	16,989	277,597
Janus Flexible Bond Fund,
Institutional Shares	123,796	1,371,662
JPMorgan Equity Income Fund,
Class I Shares	67,550	701,839
JPMorgan High Yield Fund,
Select Shares	164,570	1,333,018
Lord Abbett Core Fixed Income Fund,
Institutional Shares	168,146	1,916,862
Metropolitan West Total Return Bond
Fund, Institutional Shares	123,860	1,371,128
PIMCO Commodity RealReturn
Strategy Fund, Institutional Shares	146,387	1,005,676
PIMCO Total Return Fund,
Institutional Shares	221,864	2,571,398
T. Rowe Price New Income Fund,
Retail Shares	192,149	1,915,730
Trilogy Emerging Markets Equity Fund,
Institutional Shares	14,903	128,019
TOTAL UNAFFILIATED
INVESTMENT COMPANIES
(COST $15,406,767)		15,875,079

Exchange Traded Funds—13.7%

iShares iBoxx $ Investment Grade
Corporate Bond Fund	2,798	344,210
iShares MSCI EAFE Index Fund	26,950	1,443,712
PowerShares Global Listed Private
Equity Portfolio ETF	8,558	82,927
SPDR S&P 500 ETF Trust	8,741	1,234,054
TOTAL EXCHANGE TRADED
FUNDS (COST $2,999,759)		3,104,903
TOTAL INVESTMENT
SECURITIES—100.6%		22,783,397
____________________

Percentages indicated are based on net assets of $22,640,382.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC INCOME STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2012

Affiliated Investment Companies—10.7%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	3,318	37,955
HSBC Emerging Markets Local Debt
Fund, Class I Shares	4,473	47,112
HSBC Prime Money Market Fund, Class I
Shares, 0.16%(a)	13,077	13,077
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $95,344)		98,144

Unaffiliated Investment Companies—92.1%

Columbia High Yield Bond Fund,
Class Z Shares	14,546	42,473
Dreyfus Global Real Estate Securities
Fund, Class I Shares	1,050	8,590
EII Global Property Fund,
Institutional Shares	789	12,889
Federated Strategic Value Dividend Fund,
Institutional Shares	16,444	83,698
Janus Flexible Bond Fund,
Institutional Shares	7,467	82,734
JPMorgan High Yield Fund,
Select Shares	5,137	41,609
Lord Abbett Core Fixed Income Fund,
Institutional Shares	10,162	115,843
Metropolitan West Total Return Bond
Fund, Institutional Shares	7,471	82,705
Northern Institutional Diversified
Assets Portfolio, Institutional Shares,
0.01%(a)	55,746	55,746
PIMCO Total Return Fund,
Institutional Shares	13,320	154,383
T. Rowe Price International Growth &
Income Fund	3,794	47,729
T. Rowe Price New Income Fund,
Retail Shares	11,608	115,730
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $829,310)		844,129

Exchange Traded Fund – 1.3%

iShares iBoxx $ Investment Grade
Corporate Bond Fund	98	12,056
TOTAL EXCHANGE TRADED FUND
(COST $11,624)		12,056
TOTAL INVESTMENT
SECURITIES—104.1%		954,329
____________________

Percentages indicated are based on net assets of $916,884.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Statements of Assets and Liabilities—as of October 31, 2012

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in Affiliated Portfolios	$2,521,395	$5,448,924	$3,265,654	$986,142	$—
Investments in Affiliated Investment Companies, at value(a)	317,841	5,223,141	5,646,865	2,817,273	98,144
Investments in non-affiliates, at value	14,910,277	41,756,983	37,346,823	18,979,982	856,185
Total Investments	17,749,513	52,429,048	46,259,342	22,783,397	954,329
Interest and dividends receivable	653	14,299	13,771	6,483	2,008
Receivable for capital shares issued	1,413	7,380	707	6,074	773
Receivable for investments sold	34,276	37,838	52,060	42,195	—
Reclaims receivable	555	1,112	985	311	—
Receivable from Investment Adviser	10,306	—	—	—	32,771
Prepaid expenses and other assets	5,806	5,268	5,757	3,950	18,555
Total Assets	17,802,522	52,494,945	46,332,622	22,842,410	1,008,436
Liabilities:
Cash overdraft	5,407	20,744	29,018	35,248	—
Income payable	—	—	—	—	668
Payable for investments purchased	29,964	56,009	13,782	7,226	54,892
Payable for capital shares redeemed	7,812	117,153	82,503	105,812	—
Accrued expenses and other liabilities:
Investment Management	—	11,239	9,875	4,859	—
Administration	375	1,102	968	476	35
Distribution	4,891	14,645	13,495	8,063	326
Shareholder Servicing	3,825	11,239	9,875	4,725	198
Compliance Service	49	51	52	50	92
Accounting	59	59	59	54	54
Custodian	6,696	9,010	9,534	8,498	19,303
Transfer Agent	3,241	4,564	4,176	2,532	2,000
Trustee	19	55	46	25	260
Other	20,705	46,588	40,859	24,460	13,724
Total Liabilities	83,043	292,458	214,242	202,028	91,552
Net Assets	$17,719,479	$52,202,487	$46,118,380	$22,640,382	$916,884

Composition of Net Assets:
Capital	17,234,585	50,153,244	44,894,138	21,833,590	888,075
Accumulated net investment income (loss)	(63,840)	320,543	43,306	16,781	7,921
Accumulated net realized gains (losses) from investments	(314,407)	(328,713)	(525,876)	(242,164)	2,837
Unrealized appreciation/depreciation on investments	863,141	2,057,413	1,706,812	1,032,175	18,051
Net Assets	$17,719,479	$52,202,487	$46,118,380	$22,640,382	$916,884

Net Assets:
Class A Shares	$10,136,411	$29,489,509	$25,174,901	$9,933,358	$337,191
Class B Shares	5,870,299	16,805,411	17,614,923	9,809,554	348,168
Class C Shares	1,712,769	5,907,567	3,328,556	2,897,470	231,525
	$17,719,479	$52,202,487	$46,118,380	$22,640,382	$916,884
Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	793,622	2,329,291	2,118,579	866,012	32,317
Class B Shares	480,400	1,333,664	1,483,773	865,727	33,435
Class C Shares	140,712	468,172	288,208	248,507	22,232
Net Asset Value, Offering Price and Redemption
Price per share:
Class A Shares	$12.77	$12.66	$11.88	$11.47	$10.43
Class B Shares(b)	$12.22	$12.60	$11.87	$11.33	$10.41
Class C Shares(b)	$12.17	$12.62	$11.55	$11.66	$10.41
Maximum Sales Charge—Class A Shares	5.00%	5.00%	5.00%	5.00%	4.75%
Maximum Offering Price per share (Net Asset Value/
(100%-maximum sales charge))—Class A Shares	$13.44	$13.33	$12.51	$12.07	$10.95
Investments in Affiliated Investments Companies, at cost(a)	$299,635	$4,836,314	$5,214,905	$2,613,872	$95,344
Investments in non-affiliates, at cost	14,697,517	41,494,192	36,987,962	18,406,526	840,934
____________________

(a)	The investment in affiliated investment companies includes the HSBC Prime Money Market Fund, Class I Shares, HSBC Emerging Markets Debt Fund, Class I Shares and HSBC Emerging Markets Local Debt Fund, Class I Shares (See Note 1).
(b)	Redemption Price per share varies by length of time shares are held.

26 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Statements of Operations—For the year ended October 31, 2012

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund (a)
Investment Income:
Investment income from non-affiliates	$241,222	$1,329,920	$1,389,342	$715,704	$8,340
Investment Income from Affiliated Portfolios(b)	55,715	121,385	75,953	22,028	—
Investment Income from Affiliated
Investment Companies	2,918	172,683	178,633	82,348	807
Tax reclaims from Affiliated Portfolios(b)	93	175	155	60	—
Foreign tax withholding from Affiliated Portfolios(b)	(731)	(1,461)	(1,215)	(429)	—
Expenses from Affiliated Portfolios(b)	(36,246)	(78,041)	(49,437)	(14,619)	—
Total Investment Income (Loss)	262,971	1,544,661	1,593,431	805,092	9,147

Expenses:
Investment Management	44,763	132,468	117,185	54,599	728
Administration:
Class A Shares	2,330	6,952	5,823	2,349	60
Class B Shares	1,553	4,283	4,593	2,282	37
Class C Shares	434	1,538	880	641	33
Distribution:
Class B Shares	47,604	131,842	140,900	70,285	558
Class C Shares	12,875	46,707	26,389	18,894	508
Shareholder Servicing:
Class A Shares	23,222	68,362	57,442	22,799	156
Class B Shares	15,986	44,271	47,452	23,607	145
Class C Shares	4,369	15,812	9,037	6,557	169
Accounting	23,057	23,104	23,116	23,092	19,147
Compliance Service	199	493	443	231	94
Custodian	23,238	34,353	36,051	32,097	22,540
Printing	25,957	65,767	60,450	25,710	6,179
Professional	9,954	5,409	4,873	9,617	13,657
Transfer Agent	58,235	102,453	98,388	52,660	9,653
Trustee	448	1,315	1,162	529	264
Registration fees	22,993	22,623	24,408	18,088	7,472
Other	3,835	7,781	6,940	4,409	1,555
Total expenses before fee reductions	321,052	715,533	665,532	368,446	82,955
Fees contractually reduced/reimbursed by Investment Adviser	(27,768)	—	—	—	(77,417)
Net Expenses	293,284	715,533	665,532	368,446	5,538

Net Investment Income (Loss)	(30,313)	829,128	927,899	436,646	3,609

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities(b)	155,951	610,483	369,479	40,268	406
Net realized gains (losses) from non-affiliated investment securities	74,440	208,970	221,293	(88,844)	2,431
Net realized gains distributions from affiliated underlying funds	—	657	774	343	—
Net realized gains distributions from non-affiliated underlying funds	205,120	519,205	451,480	178,779	—
Change in unrealized appreciation/depreciation on affiliated investments(b)	109,509	441,827	344,869	210,655	2,800
Change in unrealized appreciation/depreciation on investments	759,729	1,565,782	1,238,304	817,926	15,251
Net realized/unrealized gains from investments	1,304,749	3,346,924	2,626,199	1,159,127	20,888
Change In Net Assets Resulting From Operations	$1,274,436	$4,176,052	$3,554,098	$1,595,773	$24,497
____________________

(a)	Represents period from March 20, 2012 (commencement of operations) to October 31, 2012.
(b)	Represents amounts allocated from Affiliated Investment Companies and Affiliated Portfolios.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 27

HSBC WORLD SELECTION FUNDS
Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011
Investment Activities:
Operations:
Net investment income (loss)	$(30,313)	$71,845	$829,128	$1,133,159
Net realized gains (losses) from investments	435,511	809,496	1,339,315	2,228,606
Change in unrealized appreciation/depreciation on investments	869,238	(1,208,746)	2,007,609	(3,222,925)
Change in net assets resulting from operations	1,274,436	(327,405)	4,176,052	138,840

Dividends:
Net investment income:
Class A Shares	(77,670)	(68,444)	(912,343)	(529,559)
Class B Shares	(8,596)	(15,713)	(454,511)	(273,352)
Class C Shares	(6,139)	(3,532)	(174,260)	(57,612)
Change in net assets resulting from shareholder dividends	(92,405)	(87,689)	(1,541,114)	(860,523)
Change in net assets resulting from capital transactions	(1,313,685)	4,163,237	(3,920,082)	13,476,718
Change in net assets	(131,654)	3,748,143	(1,285,144)	12,755,035

Net Assets:
Beginning of period	17,851,133	14,102,990	53,487,631	40,732,596
End of period	$17,719,479	$17,851,133	$52,202,487	$53,487,631
Accumulated net investment income (loss)	$(63,840)	$25,441	$320,543	$894,326

28 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,113,457	$2,908,333	$5,462,023	$9,775,737
Dividends reinvested	76,522	67,390	896,978	519,067
Value of shares redeemed	(1,916,446)	(1,486,297)	(6,605,601)	(3,350,884)
Class A Shares capital transactions	273,533	1,489,426	(246,600)	6,943,920

Class B Shares:
Proceeds from shares issued	692,637	2,495,049	2,081,326	6,586,320
Dividends reinvested	8,454	15,477	449,537	271,439
Value of shares redeemed	(2,003,556)	(1,134,162)	(5,369,321)	(3,415,315)
Class B Shares capital transactions	(1,302,465)	1,376,364	(2,838,458)	3,442,444

Class C Shares:
Proceeds from shares issued	280,202	1,367,118	980,626	3,926,550
Dividends reinvested	6,111	3,495	170,621	55,493
Value of shares redeemed	(571,066)	(73,166)	(1,986,271)	(891,689)
Class C Shares capital transactions	(284,753)	1,297,447	(835,024)	3,090,354
Change in net assets resulting from capital transactions	$(1,313,685)	$4,163,237	$(3,920,082)	$13,476,718

SHARE TRANSACTIONS:
Class A Shares:
Issued	170,638	228,057	449,415	780,155
Reinvested	6,672	5,344	78,890	42,166
Redeemed	(154,093)	(118,554)	(540,992)	(269,840)
Change in Class A Shares	23,217	114,847	(12,687)	552,481

Class B Shares:
Issued	58,381	203,126	170,500	523,809
Reinvested	765	1,275	39,468	22,032
Redeemed	(168,348)	(93,254)	(442,138)	(273,997)
Change in Class B Shares	(109,202)	111,147	(232,170)	271,844

Class C Shares:
Issued	23,588	109,935	80,512	311,276
Reinvested	556	288	14,967	4,490
Redeemed	(48,318)	(5,872)	(160,924)	(71,338)
Change in Class C Shares	(24,174)	104,351	(65,445)	244,428

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 29

HSBC WORLD SELECTION FUNDS
Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011
Investment Activities:
Operations:
Net investment income (loss)	$927,899	$1,266,033	$436,646	$525,517
Net realized gains (losses) from investments	1,043,026	2,274,619	130,546	703,084
Change in unrealized appreciation/depreciation on investments	1,583,173	(2,997,283)	1,028,581	(942,081)
Change in net assets resulting from operations	3,554,098	543,369	1,595,773	286,520

Dividends:
Net investment income:
Class A Shares	(657,742)	(817,383)	(283,394)	(330,918)
Class B Shares	(398,779)	(622,935)	(215,487)	(300,422)
Class C Shares	(78,368)	(109,972)	(57,748)	(62,316)
Change in net assets resulting from shareholder dividends	(1,134,889)	(1,550,290)	(556,629)	(693,656)
Change in net assets resulting from capital transactions	(4,201,200)	9,079,682	1,174,324	4,961,528
Change in net assets	(1,781,991)	8,072,761	2,213,468	4,554,392

Net Assets:
Beginning of period	47,900,371	39,827,610	20,426,914	15,872,522
End of period	$46,118,380	$47,900,371	$22,640,382	$20,426,914
Accumulated net investment income (loss)	$43,306	$83,661	$16,781	$42,867

30 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$5,814,895	$7,463,817	$2,466,524	$3,277,051
Dividends reinvested	648,574	808,567	267,600	315,473
Value of shares redeemed	(6,285,101)	(3,002,506)	(2,212,701)	(1,601,095)
Class A Shares capital transactions	178,368	5,269,878	521,423	1,991,429

Class B Shares:
Proceeds from shares issued	1,837,722	5,517,359	1,972,436	3,315,754
Dividends reinvested	392,486	614,242	204,146	292,525
Value of shares redeemed	(5,898,444)	(3,739,911)	(1,807,237)	(1,849,847)
Class B Shares capital transactions	(3,668,236)	2,391,690	369,345	1,758,432

Class C Shares:
Proceeds from shares issued	682,092	2,129,489	1,056,887	1,363,626
Dividends reinvested	77,318	108,644	54,627	61,050
Value of shares redeemed	(1,470,742)	(820,019)	(827,958)	(213,009)
Class C Shares capital transactions	(711,332)	1,418,114	283,556	1,211,667
Change in net assets resulting from capital transactions	$(4,201,200)	$9,079,682	$1,174,324	$4,961,528

SHARE TRANSACTIONS:
Class A Shares:
Issued	505,703	639,024	223,077	291,544
Reinvested	58,105	70,518	24,607	28,698
Redeemed	(546,616)	(256,954)	(198,821)	(143,569)
Change in Class A Shares	17,192	452,588	48,863	176,673

Class B Shares:
Issued	160,345	469,305	180,184	298,990
Reinvested	35,603	53,442	19,128	26,862
Redeemed	(514,301)	(322,256)	(164,720)	(166,957)
Change in Class B Shares	(318,353)	200,491	34,592	158,895

Class C Shares:
Issued	61,003	186,946	93,307	119,890
Reinvested	7,205	9,716	4,973	5,467
Redeemed	(131,493)	(72,771)	(73,251)	(18,682)
Change in Class C Shares	(63,285)	123,891	25,029	106,675

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 31

HSBC WORLD SELECTION FUNDS
Statements of Changes in Net Assets (continued)

Income Strategy Fund
For the
period ended
October 31,
2012(a)
Investment Activities:
Operations:
Net investment income (loss)	$3,609
Net realized gains (losses) from investment transactions	2,837
Change in unrealized appreciation/depreciation from investments and foreign currencies	18,051
Change in net assets resulting from operations	24,497

Dividends:
Net investment income:
Class A Shares	(1,852)
Class B Shares	(687)
Class C Shares	(536)
Change in net assets resulting from shareholder dividends	(3,075)
Change in net assets resulting from capital transactions	895,462
Change in net assets	916,884

Net Assets:
Beginning of period	—
End of period	$916,884
Accumulated net investment income (loss)	$7,921
____________________

(a)       Commenced operations on March 20, 2012.

32 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Statements of Changes in Net Assets (continued)

Income Strategy Fund
For the
period ended
October 31,
2012(a)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$429,058
Dividends reinvested	1,851
Value of shares redeemed	(103,668)
Class A Shares capital transactions	327,241

Class B Shares:
Proceeds from shares issued	349,020
Dividends reinvested	644
Value of shares redeemed	(7,223)
Class B Shares capital transactions	342,441

Class C Shares:
Proceeds from shares issued	226,393
Dividends reinvested	536
Value of shares redeemed	(1,149)
Class C Shares capital transactions	225,780
Change in net assets resulting from capital transactions	$895,462

SHARE TRANSACTIONS:
Class A Shares:
Issued	42,276
Reinvested	179
Redeemed	(10,138)
Change in Class A Shares	32,317

Class B Shares:
Issued	34,074
Reinvested	62
Redeemed	(701)
Change in Class B Shares	33,435

Class C Shares:
Issued	22,294
Reinvested	52
Redeemed	(114)
Change in Class C Shares	22,232
____________________

(a)       Commenced operations on March 20, 2012.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 33

AGGRESSIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
															Ratios of
			Net										Ratio of Net		Expenses
			Realized and			Net							Investment		to Average
	Net Asset	Net	Unrealized			Realized					Net Assets	Ratio of Net	Income		Net Assets
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset			at End	Expenses to	(Loss) to		(Excluding	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total		of Period	Average	Average		Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)		(000’s)	Net Assets	Net Assets		Reductions)	(c)
CLASS A SHARES
Year Ended October 31, 2008	$15.55	0.02	(6.05)	(6.03)	—	(0.90)	(0.90)	$8.62	(40.92	)%(d)	$4,572	1.50%	0.13%		1.98%	72%
Year Ended October 31, 2009	8.62	0.01	1.57	1.58	—	—	—	10.20	18.33	%(e)	5,426	1.50%	0.09%		2.16%	53%
Year Ended October 31, 2010	10.20	0.03	1.80	1.83	—	—	—	12.03	17.94	%(f)	7,886	1.50%	0.24%		2.00%	50%
Year Ended October 31, 2011	12.03	0.10	(0.07)	0.03	(0.10)	—	(0.10)	11.96	0.20	%(g)	9,217	1.50%	0.77%		1.61%	71%
Year Ended October 31, 2012	11.96	0.02	0.89	0.91	(0.10)	—	(0.10)	12.77	7.72%		10,136	1.50%	0.16%		1.66%	71%
CLASS B SHARES
Year Ended October 31, 2008	$15.27	(0.08)	(5.90)	(5.98)	—	(0.90)	(0.90)	$8.39	(41.36	)%(d)	$3,166	2.25%	(0.62)%		2.73%	72%
Year Ended October 31, 2009	8.39	(0.06)	1.53	1.47	—	—	—	9.86	17.52	%(e)	3,767	2.25%	(0.66)%		2.91%	53%
Year Ended October 31, 2010	9.86	(0.05)	1.73	1.68	—	—	—	11.54	17.04	%(f)	5,519	2.25%	(0.51)%		2.75%	50%
Year Ended October 31, 2011	11.54	— (h)	(0.06)	(0.06)	(0.03)	—	(0.03)	11.45	(0.53	)%(g)	6,750	2.25%	0.02%		2.36%	71%
Year Ended October 31, 2012	11.45	(0.07)	0.85	0.78	(0.01)	—	(0.01)	12.22	6.87%		5,870	2.25%	(0.57)%		2.40%	71%
CLASS C SHARES
Year Ended October 31, 2008	$15.26	(0.08)	(5.89)	(5.97)	—	(0.90)	(0.90)	$8.39	(41.32	)%(d)	$319	2.25%	(0.64)%		2.73%	72%
Year Ended October 31, 2009	8.39	(0.05)	1.51	1.46	—	—	—	9.85	17.40	%(e)	289	2.25%	(0.59)%		2.93%	53%
Year Ended October 31, 2010	9.85	(0.05)	1.73	1.68	—	—	—	11.53	17.06	%(f)	698	2.25%	(0.47)%		2.76%	50%
Year Ended October 31, 2011	11.53	— (h)	(0.05)	(0.05)	(0.05)	—	(0.05)	11.43	(0.46	)%(g)	1,884	2.25%	—	%(i)	2.35%	71%
Year Ended October 31, 2012	11.43	(0.07)	0.85	0.78	(0.04)	—	(0.04)	12.17	6.83%		1,713	2.25%	(0.56)%		2.40%	71%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2008, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The responding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	Rounds to less than $0.01 or $(0.01).
(i)	Rounds to less than 0.005% or (0.005)%.

34 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

BALANCED STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
														Ratios of
			Net											Expenses
			Realized and			Net							Ratio of Net	to Average
	Net Asset	Net	Unrealized			Realized					Net Assets	Ratio of Net	Investment	Net Assets
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset			at End of	Expenses	Income to	(Excluding	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total		Period	to Average	Average	Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)		(000’s)	Net Assets	Net Assets	Reductions)	(c)
CLASS A SHARES
Year Ended October 31, 2008	$14.73	0.12	(5.21)	(5.09)	(0.09)	(0.74)	(0.83)	$8.81	(36.43	)%(d)	$13,908	1.50%	0.98%	1.53%	79%
Year Ended October 31, 2009	8.81	0.07	1.55	1.62	(0.09)	—	(0.09)	10.34	18.66	%(e)	15,304	1.50%	0.84%	1.57%	48%
Year Ended October 31, 2010	10.34	0.19	1.64	1.83	(0.08)	—	(0.08)	12.09	17.79	%(f)	21,642	1.25%	1.72%	1.30%	53%
Year Ended October 31, 2011	12.09	0.32	(0.06)	0.26	(0.28)	—	(0.28)	12.07	2.08	%(g)	28,262	1.12%	2.60%	1.14%	74%
Year Ended October 31, 2012	12.07	0.23	0.75	0.98	(0.39)	—	(0.39)	12.66	8.51%		29,490	1.15%	1.89%	1.15%	62%
CLASS B SHARES
Year Ended October 31, 2008	$14.67	0.03	(5.20)	(5.17)	— (h)	(0.74)	(0.74)	$8.76	(36.95	)%(d)	$9,516	2.25%	0.24%	2.28%	79%
Year Ended October 31, 2009	8.76	0.01	1.55	1.56	(0.01)	—	(0.01)	10.31	17.80	%(e)	11,196	2.25%	0.07%	2.31%	48%
Year Ended October 31, 2010	10.31	0.11	1.64	1.75	(0.01)	—	(0.01)	12.05	17.01	%(f)	15,593	2.00%	0.97%	2.05%	53%
Year Ended October 31, 2011	12.05	0.23	(0.07)	0.16	(0.20)	—	(0.20)	12.01	1.30	%(g)	18,799	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.01	0.14	0.75	0.89	(0.30)	—	(0.30)	12.60	7.66%		16,805	1.91%	1.18%	1.91%	62%
CLASS C SHARES
Year Ended October 31, 2008	$14.74	0.03	(5.22)	(5.19)	(0.01)	(0.74)	(0.75)	$8.80	(36.94	)%(d)	$937	2.25%	0.25%	2.29%	79%
Year Ended October 31, 2009	8.80	0.01	1.55	1.56	(0.01)	—	(0.01)	10.35	17.81	%(e)	1,507	2.25%	0.06%	2.30%	48%
Year Ended October 31, 2010	10.35	0.12	1.63	1.75	(0.01)	—	(0.01)	12.09	16.96	%(f)	3,497	2.01%	1.04%	2.06%	53%
Year Ended October 31, 2011	12.09	0.23	(0.07)	0.16	(0.21)	—	(0.21)	12.04	1.25	%(g)	6,427	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.04	0.14	0.76	0.90	(0.32)	—	(0.32)	12.62	7.77%		5,908	1.91%	1.18%	1.91%	62%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2008, certain HSBC Portfolios, in which Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.07%, 0.07% and 0.07% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	Rounds to less than $0.01 or $(0.01).

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 35

MODERATE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends							Ratios/Supplementary Data
															Ratios of
			Net												Expenses
			Realized and			Net								Ratio of Net	to Average
	Net Asset	Net	Unrealized			Realized						Net Assets	Ratio of Net	Investment	Net Assets
	Value,	Investment	Gains	Total from	Net	Gains from	Return		Net Asset			at End of	Expenses	Income to	(Excluding	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	of	Total	Value, End	Total		Period	to Average	Average	Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Capital	Dividends	of Period	Return(b)		(000’s)	Net Assets	Net Assets	Reductions)	(c)
CLASS A SHARES
Year Ended October 31, 2008	$13.27	0.20	(4.08)	(3.88)	(0.19)	(0.50)	(0.01)	(0.70)	8.69	(30.65	)%(d)	$14,226	1.48%	1.75%	1.48%	80%
Year Ended October 31, 2009	8.69	0.13	1.39	1.52	(0.12)	—	—	(0.12)	10.09	17.75	%(e)	15,909	1.44%	1.47%	1.49%	41%
Year Ended October 31, 2010	10.09	0.25	1.38	1.63	(0.24)	—	—	(0.24)	11.48	16.39	%(f)	18,921	1.14%	2.33%	1.19%	67%
Year Ended October 31, 2011	11.48	0.37	(0.12)	0.25	(0.44)	—	—	(0.44)	11.29	2.19	%(g)	23,719	1.06%	3.16%	1.09%	63%
Year Ended October 31, 2012	11.29	0.26	0.65	0.91	(0.32)	—	—	(0.32)	11.88	8.24%		25,175	1.16%	2.30%	1.16%	61%
CLASS B SHARES
Year Ended October 31, 2008	$13.27	0.11	(4.08)	(3.97)	(0.10)	(0.50)	(0.01)	(0.61)	8.69	(31.17	)%(d)	$12,354	2.23%	1.00%	2.23%	80%
Year Ended October 31, 2009	8.69	0.06	1.39	1.45	(0.06)	—	—	(0.06)	10.08	16.82	%(e)	14,230	2.19%	0.71%	2.24%	41%
Year Ended October 31, 2010	10.08	0.17	1.38	1.55	(0.17)	—	—	(0.17)	11.46	15.61	%(f)	18,362	1.89%	1.59%	1.94%	67%
Year Ended October 31, 2011	11.46	0.28	(0.10)	0.18	(0.36)	—	—	(0.36)	11.28	1.51	%(g)	20,323	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	11.28	0.19	0.63	0.82	(0.23)	—	—	(0.23)	11.87	7.43%		17,615	1.92%	1.64%	1.92%	61%
CLASS C SHARES
Year Ended October 31, 2008	$12.97	0.11	(3.97)	(3.86)	(0.11)	(0.50)	(0.01)	(0.62)	8.49	(31.09	)%(d)	$1,408	2.23%	1.00%	2.23%	80%
Year Ended October 31, 2009	8.49	0.06	1.35	1.41	(0.06)	—	—	(0.06)	9.84	16.75	%(e)	1,488	2.19%	0.72%	2.24%	41%
Year Ended October 31, 2010	9.84	0.17	1.35	1.52	(0.18)	—	—	(0.18)	11.18	15.55	%(f)	2,544	1.90%	1.59%	1.95%	67%
Year Ended October 31, 2011	11.18	0.27	(0.11)	0.16	(0.36)	—	—	(0.36)	10.98	1.42	%(g)	3,859	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	10.98	0.18	0.62	0.80	(0.23)	—	—	(0.23)	11.55	7.49%		3,329	1.91%	1.64%	1.91%	61%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2008, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

36 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

CONSERVATIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
														Ratios of
			Net											Expenses
			Realized and			Net							Ratio of Net	to Average
	Net Asset	Net	Unrealized			Realized					Net Assets	Ratio of Net	Investment	Net Assets
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset			at End of	Expenses	Income to	(Excluding	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total		Period	to Average	Average	Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)		(000’s)	Net Assets	Net Assets	Reductions)	(c)
CLASS A SHARES
Year Ended October 31, 2008	$12.04	0.24	(2.93)	(2.69)	(0.25)	(0.26)	(0.51)	$8.84	(23.17	)%(d)	$4,747	1.50%	2.24%	1.72%	69%
Year Ended October 31, 2009	8.84	0.14	1.16	1.30	(0.13)	—	(0.13)	10.01	14.95	%(e)	5,059	1.50%	1.53%	1.62%	34%
Year Ended October 31, 2010	10.01	0.26	1.11	1.37	(0.23)	—	(0.23)	11.15	13.86	%(f)	7,139	1.38%	2.42%	1.43%	78%
Year Ended October 31, 2011	11.15	0.36	(0.10)	0.26	(0.46)	—	(0.46)	10.95	2.40	%(g)	8,946	1.19%	3.21%	1.22%	54%
Year Ended October 31, 2012	10.95	0.27	0.58	0.85	(0.33)	—	(0.33)	11.47	8.00%		9,933	1.34%	2.40%	1.34%	59%
CLASS B SHARES
Year Ended October 31, 2008	$11.94	0.16	(2.91)	(2.75)	(0.17)	(0.26)	(0.43)	$8.76	(23.76	)%(d)	$4,348	2.25%	1.48%	2.48%	69%
Year Ended October 31, 2009	8.76	0.07	1.15	1.22	(0.07)	—	(0.07)	9.91	14.05	%(e)	4,907	2.25%	0.77%	2.38%	34%
Year Ended October 31, 2010	9.91	0.17	1.10	1.27	(0.16)	—	(0.16)	11.02	12.94	%(f)	7,411	2.14%	1.68%	2.19%	78%
Year Ended October 31, 2011	11.02	0.27	(0.09)	0.18	(0.38)	—	(0.38)	10.82	1.68	%(g)	8,995	1.94%	2.46%	1.97%	54%
Year Ended October 31, 2012	10.82	0.18	0.58	0.76	(0.25)	—	(0.25)	11.33	7.21%		9,810	2.10%	1.67%	2.10%	59%
CLASS C SHARES
Year Ended October 31, 2008	$12.25	0.16	(2.98)	(2.82)	(0.17)	(0.26)	(0.43)	$9.00	(23.73	)%(d)	$430	2.25%	1.46%	2.48%	69%
Year Ended October 31, 2009	9.00	0.07	1.18	1.25	(0.07)	—	(0.07)	10.18	13.97	%(e)	485	2.25%	0.78%	2.37%	34%
Year Ended October 31, 2010	10.18	0.18	1.14	1.32	(0.17)	—	(0.17)	11.33	13.07	%(f)	1,323	2.16%	1.71%	2.21%	78%
Year Ended October 31, 2011	11.33	0.28	(0.10)	0.18	(0.39)	—	(0.39)	11.12	1.57	%(g)	2,486	1.94%	2.49%	1.96%	54%
Year Ended October 31, 2012	11.12	0.19	0.60	0.79	(0.25)	—	(0.25)	11.66	7.28%		2,897	2.08%	1.69%	2.08%	59%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2008, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 37

INCOME STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.*

		Investment Activities			Dividends				Ratios/Supplementary Data
			Net									Ratios of
			Realized and								Ratio of Net	Expenses
			Unrealized								Investment	to Average
			Gains							Ratio of Net	Income	Net Assets
	Net Asset	Net	(Losses) from				Net Asset		Net Assets	Expenses	(Loss) to	(Excluding
	Value,	Investment	Investments	Total from	Net		Value,	Total	at End of	to Average	Average	Fee	Portfolio
	Beginning	Income	and Foreign	Investment	Investment	Total	End of	Return	Period	Net	Net	Reductions)	Turnover
	of Period	(Loss)(a)	Currencies	Activities	Income	Dividends	Period	(b)(c)	(000’s)	Assets(d)	Assets(d)	(d)	(c)(e)
CLASS A SHARES
Period Ended October 31, 2012(f)	$10.00	0.10	0.40	0.50	(0.07)	(0.07)	$10.43	5.02%	$337	1.50%	1.58%	29.67%	31%
CLASS B SHARES
Period Ended October 31, 2012(f)	$10.00	0.06	0.39	0.45	(0.04)	(0.04)	10.41	4.52%	348	2.25%	0.89%	26.84%	31%
CLASS C SHARES
Period Ended October 31, 2012(f)	$10.00	0.06	0.39	0.45	(0.04)	(0.04)	10.41	4.47%	232	2.25%	0.90%	27.00%	31%

*	The expense ratios reflected do not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(f)	Commenced operations on March 20, 2012.

38 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012

1. Organization:

     The HSBC Funds (formerly, HSBC Investor Funds) (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of October 31, 2012, the Trust is comprised of 17 separate operational funds, each a series of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes the HSBC Advisor Fund Trust and the HSBC Portfolios (formerly, HSBC Investor Portfolios) (collectively the “Trusts’’). The accompanying financial statements are presented for the following 5 funds (individually a “Fund’’, collectively the “World Selection Funds’’):

Fund
Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund
Income Strategy Fund

     All of the World Selection Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     The World Selection Funds, excluding the Income Strategy Fund, (“World Selection Feeder Funds”) currently invest in the HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio) and HSBC Opportunity Portfolio (formerly, HSBC Investor Opportunity Portfolio) (individually a “Portfolio,” collectively the “Portfolios”), each of which is a diversified series of the HSBC Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements in addition to receiving investments from the World Selection Feeder Funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the World Selection Feeder Funds.

	Proportionate	Proportionate
	Ownership	Ownership
	Interest in Growth Portfolio	Interest in Opportunity Portfolio
Fund	on October 31, 2012(%)	on October 31, 2012(%)
Aggressive Strategy Fund	2.2%	0.5%
Balanced Strategy Fund	4.8%	1.1%
Moderate Strategy Fund	2.9%	0.6%
Conservative Strategy Fund	0.9%	0.2%

     Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each World Selection Fund may also purchase and hold Exchange Traded Notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset. The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

     The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds (except, the Income Strategy Fund) have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Income Strategy Fund has a maximum sales charge of 4.75% as a percentage of the original purchase price. Class B Shares of the World

HSBC WORLD SELECTION FUNDS       39

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

     Under the Trust’s organizational documents, the World Selection Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds. The World Selection Feeder Funds record their investments in the Portfolios at fair value. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the notes to those financial statements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds or Portfolios in which the World Selection Funds are invested are described in their respective notes to financial statements.

Investment Transactions and Related Income:

     The World Selection Feeder Funds record daily their proportionate income, expenses and unrealized/ realized gains and losses derived from their respective Portfolios. Dividend income is recorded on the ex-dividend date for the Underlying Funds. Changes in holdings of the Underlying Funds for each World Selection Fund are reflected not later than one business day after trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are accounted for on trade date. In addition, the World Selection Funds accrue their own expenses daily.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Income Strategy Fund, quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

40       HSBC WORLD SELEC TION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the World Selection Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy. The World Selection Feeder Funds record their investments in their respective Portfolios at fair value and are typically categorized as a Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included in this report.

     For the year ended October 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

HSBC WORLD SELECTION FUNDS       41

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The following is a summary of the valuation inputs used as of October 31, 2012 in valuing the World Selection Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Aggressive Strategy Fund
Investment Securities:
Affiliated Investment Company	317,841	—	—	317,841
Affiliated Portfolios (a)	—	2,521,395	—	2,521,395
Unaffiliated Investment Companies	8,768,194	—	—	8,768,194
Exchange Traded Funds	6,142,083	—	—	6,142,083
Total Investment Securities	15,228,118	2,521,395	—	17,749,513
Balanced Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,223,141	—	—	5,223,141
Affiliated Portfolios (a)	—	5,448,924	—	5,448,924
Unaffiliated Investment Companies	28,007,164	—	—	28,007,164
Exchange Traded Funds	13,749,819	—	—	13,749,819
Total Investment Securities	46,980,124	5,448,924	—	52,429,048
Moderate Strategy Fund
Investment Securities:
Affiliated Investment Companies	5,646,865	—	—	5,646,865
Affiliated Portfolios (a)	—	3,265,654	—	3,265,654
Unaffiliated Investment Companies	28,063,076	—	—	28,063,076
Exchange Traded Funds	9,283,747	—	—	9,283,747
Total Investment Securities	42,993,688	3,265,654	—	46,259,342
Conservative Strategy Fund
Investment Securities:
Affiliated Investment Companies	2,817,273	—	—	2,817,273
Affiliated Portfolios (a)	—	986,142	—	986,142
Unaffiliated Investment Companies	15,875,079	—	—	15,875,079
Exchange Traded Funds	3,104,903	—	—	3,104,903
Total Investment Securities	21,797,255	986,142	—	22,783,397
Income Strategy Fund
Investment Securities:
Affiliated Investment Companies	98,144	—	—	98,144
Unaffiliated Investment Companies	844,129	—	—	844,129
Exchange Traded Funds	12,056	—	—	12,056
Total Investment Securities	954,329	—	—	954,329
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

42       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

New Accounting Pronouncements:

     In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU No. 2011-11 will have no effect on the Funds’ net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Funds’ financial statements disclosures.

4. Related Party Transactions:

Investment Management:

     HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as investment adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.25% for each Fund.

Administration:

     HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC received from the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series of the Trusts based upon its proportionate share of the aggregate net assets. For assets invested in the Portfolios by World Selection Feeder Funds, the Portfolios pay half of the administration fee and the World Selection Feeder Funds pay half, for a combination of the total fee rate above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios in master-feeder structures. An amount equal to 50% of the administration fee is deemed to be class-specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trusts subject to the general supervision by the Trusts’ Board (the “Board’’) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds minus 0.02%, which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $281,280 for the year ended October 31, 2012, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

HSBC WORLD SELECTION FUNDS       43

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. For the year ended October 31, 2012, Foreside, as Distributor, also received $346,561, $261,621, and $34,163 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $25, $12, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of each of the Class A Shares, Class B Shares and Class C Shares of the World Selection Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per series and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit from March 1, 2012 through March 1, 2013 the total expenses, exclusive of interest, taxes, brokerage commissions, estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC

44       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

Opportunity Portfolio, and extraordinary expenses of the World Selection Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2012, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2012, the repayments that may potentially be made by the Funds are as follows:

Fund	2015($)	2014($)*	2013($)*	Total
Aggressive Strategy Fund	27,768	19,298	56,869	103,935
Income Strategy Fund	77,417	N/A	N/A	77,417
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2012 were as follows:

Fund	Purchases($)	Sales($)
Aggressive Strategy Fund	17,584,777	9,729,354
Balanced Strategy Fund	43,640,692	26,717,167
Moderate Strategy Fund	34,220,178	24,498,341
Conservative Strategy Fund	16,734,590	11,653,841
Income Strategy Fund	994,933	130,314

     Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2012 totaled:

Fund	Contributions($)	Withdrawals($)
Aggressive Strategy Fund	11,257,257	12,960,328
Balanced Strategy Fund	29,114,859	35,165,361
Moderate Strategy Fund	18,486,305	24,432,712
Conservative Strategy Fund	8,823,369	8,521,980

HSBC WORLD SELECTION FUNDS       45

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

6. Federal Tax Information:

     At October 31, 2012, the cost basis of securities (which excludes investments in the Affiliated Portfolios) for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)
Aggressive Strategy Fund	15,002,427	502,236	(276,545)	225,691
Balanced Strategy Fund	46,350,811	1,797,432	(1,168,119)	629,313
Moderate Strategy Fund	42,210,532	1,642,141	(858,985)	783,156
Conservative Strategy Fund	21,133,907	923,988	(260,640)	663,348
Income Strategy Fund	936,523	18,051	(245)	17,806

     The tax character of dividends paid by the World Selection Funds as of the year ended October 31, 2012, was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Total Dividends
	Ordinary Income($)	Capital Gains($)	Dividends($)	Paid($)(1)
Aggressive Strategy Fund	92,405	—	92,405	92,405
Balanced Strategy Fund	1,541,114	—	1,541,114	1,541,114
Moderate Strategy Fund	1,134,889	—	1,134,889	1,134,889
Conservative Strategy Fund	556,629	—	556,629	556,629
Income Strategy Fund	2,407	—	2,407	2,407

     The tax character of dividends paid by the World Selection Funds as of the latest tax year ended October 31, 2011, was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Total Dividends
	Ordinary Income($)	Capital Gains($)	Dividends($)	Paid($)(1)
Aggressive Strategy Fund	87,689	—	87,689	87,689
Balanced Strategy Fund	860,523	—	860,523	860,523
Moderate Strategy Fund	1,550,290	—	1,550,290	1,550,290
Conservative Strategy Fund	693,656	—	693,656	693,656
____________________

(1)	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis for the World Selection Funds were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings/
	Income($)	Income($)	Capital Gains($)	Earnings($)	Payable($)	Other Losses($)	(Depreciation)($)(2)	(Deficit)($)
Aggressive Strategy Fund	—	—	—	—	—	(354,485)	839,379	484,894
Balanced Strategy Fund	320,044	—	—	320,044	—	(265,735)	1,994,934	2,049,243
Moderate Strategy Fund	43,008	—	—	43,008	—	(472,739)	1,653,973	1,224,242
Conservative Strategy Fund	16,694	—	—	16,694	—	(126,294)	916,392	806,792
Income Strategy Fund	11,671	—	—	11,671	(668)	—	17,806	28,809
____________________

(2)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

46       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     As of the end of the tax year ended October 31, 2012, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subjects to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. As a result of the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the RIC Modernization Act have an increased likelihood to expire unused.

     CLCFs subject to expiration:

	Short Term
Fund	Amount($)	Expires
Aggressive Strategy Fund	290,416	2017
Balanced Strategy Fund	265,735	2017
Moderate Strategy Fund	472,739	2017
Conservative Strategy Fund	18,849	2017
CLCFs not subject to expiration:

	Short Term	Long Term
Fund	Amount($)	Amount($)	Total($)
Conservative Strategy Fund	32,459	74,986	107,445

     For the year October 31, 2012, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)
Aggressive Strategy Fund	88,538
Balanced Strategy Fund	641,948
Moderate Strategy Fund	236,751

     Under current law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “late year ordinary loss”) my be deferred and treated as occuring on the first business day of the following fiscal year. The following Fund had deferred losses, which will be treated as arising on the first day of the fiscal year to end October 31, 2013.

Late Year
Ordinary Losses
Aggressive Strategy Fund	$64,069

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC WORLD SELECTION FUNDS       47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Funds:

We have audited the accompanying statements of assets and liabilities of HSBC World Selection Funds – Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agents, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2012

48       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Other Federal Income Tax Information—as of October 31, 2012 (Unaudited)

     For the year ended October 31, 2012, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends
Fund	Received Deduction
Aggressive Strategy Fund	98.68%
Balanced Strategy Fund	21.14%
Moderate Strategy Fund	15.07%
Conservative Strategy Fund	9.06%
Income Strategy Fund	7.50%

     For the year ended October 31, 2012, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV:

Qualified
Fund	Dividend Income
Aggressive Strategy Fund	100.00%
Balanced Strategy Fund	26.93%
Moderate Strategy Fund	8.50%
Conservative Strategy Fund	4.51%

HSBC WORLD SELECTION FUNDS       49

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2012 (Unaudited)

     As a shareholder of the World Selection Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Aggressive Strategy Fund	Class A Shares	$1,000.00	$999.20	$7.54	1.50%
	Class B Shares	1,000.00	995.90	11.29	2.25%
	Class C Shares	1,000.00	995.90	11.29	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,016.90	5.78	1.14%
	Class B Shares	1,000.00	1,012.90	9.61	1.90%
	Class C Shares	1,000.00	1,012.80	9.56	1.89%
Moderate Strategy Fund	Class A Shares	1,000.00	1,022.90	6.00	1.18%
	Class B Shares	1,000.00	1,019.90	9.85	1.94%
	Class C Shares	1,000.00	1,019.80	9.70	1.91%
Conservative Strategy Fund	Class A Shares	1,000.00	1,029.60	6.99	1.37%
	Class B Shares	1,000.00	1,026.10	10.95	2.15%
	Class C Shares	1,000.00	1,026.40	10.75	2.11%
Income Strategy Fund	Class A Shares	1,000.00	1,037.00	7.68	1.50%
	Class B Shares	1,000.00	1,033.50	11.50	2.25%
	Class C Shares	1,000.00	1,033.10	11.50	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

50       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2012 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.60	$7.61	1.50%
	Class B Shares	1,000.00	1,013.83	11.39	2.25%
	Class C Shares	1,000.00	1,013.83	11.39	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,019.41	5.79	1.14%
	Class B Shares	1,000.00	1,015.58	9.63	1.90%
	Class C Shares	1,000.00	1,015.63	9.58	1.89%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.20	5.99	1.18%
	Class B Shares	1,000.00	1,015.38	9.83	1.94%
	Class C Shares	1,000.00	1,015.53	9.68	1.91%
Conservative Strategy Fund	Class A Shares	1,000.00	1,018.25	6.95	1.37%
	Class B Shares	1,000.00	1,014.33	10.89	2.15%
	Class C Shares	1,000.00	1,014.53	10.68	2.11%
Income Strategy Fund	Class A Shares	1,000.00	1,017.60	7.61	1.50%
	Class B Shares	1,000.00	1,013.83	11.39	2.25%
	Class C Shares	1,000.00	1,013.83	11.39	2.25%
____________________

*	Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

HSBC WORLD SELECTION FUNDS       51

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012

Common Stocks – 96.2%

	Shares	Value ($)
Aerospace & Defense – 3.4%
Precision Castparts Corp.	7,700	1,332,639
United Technologies Corp.	17,300	1,352,168
		2,684,807
Auto Components – 1.1%
BorgWarner, Inc. (a)	13,200	868,824
Biotechnology – 4.5%
Biogen Idec, Inc. (a)	8,700	1,202,514
Celgene Corp. (a)	17,600	1,290,432
Gilead Sciences, Inc. (a)	15,900	1,067,844
		3,560,790
Business Services – 1.3%
MasterCard, Inc., Class A	2,195	1,011,741
Capital Markets – 2.8%
BlackRock, Inc.	4,800	910,464
Franklin Resources, Inc.	10,200	1,303,560
		2,214,024
Chemicals – 4.4%
Ecolab, Inc.	18,000	1,252,800
Monsanto Co.	25,899	2,229,127
		3,481,927
Communications Equipment – 3.3%
QUALCOMM, Inc.	44,500	2,606,588
Computers & Peripherals – 8.0%
Apple, Inc.	9,325	5,549,307
EMC Corp. (a)	32,200	786,324
		6,335,631
Construction & Engineering – 1.3%
Fluor Corp.	19,100	1,066,735
Diversified Financial Services – 0.6%
IntercontinentalExchange, Inc. (a)	3,400	445,400
Energy Equipment & Services – 1.8%
FMC Technologies, Inc. (a)	13,800	564,420
Schlumberger Ltd.	12,300	855,219
		1,419,639
Food & Staples Retailing – 2.7%
Costco Wholesale Corp.	9,000	885,870
CVS Caremark Corp.	26,700	1,238,880
		2,124,750
Health Care Equipment & Supplies – 4.1%
Covidien plc	19,700	1,082,515
Edwards Lifesciences Corp. (a)	9,800	850,934
Intuitive Surgical, Inc. (a)	2,380	1,290,484
		3,223,933
Health Care Providers & Services – 4.2%
Express Scripts Holding Co. (a)	34,750	2,138,515
UnitedHealth Group, Inc.	21,200	1,187,200
		3,325,715
Health Care Technology – 1.4%
Cerner Corp. (a)	14,300	1,089,517
Hotels, Restaurants & Leisure – 3.8%
Las Vegas Sands Corp.	19,200	891,648
Starbucks Corp.	27,300	1,253,070
Yum! Brands, Inc.	11,800	827,298
		2,972,016
Household Durables – 0.5%
Lennar Corp., Class A	10,600	397,182
Internet & Catalog Retail – 4.5%
Amazon.com, Inc. (a)	7,150	1,664,663
Priceline.com, Inc. (a)	3,230	1,853,277
		3,517,940
Internet Software & Services – 5.5%
eBay, Inc. (a)	26,100	1,260,369
Facebook, Inc., Class A(a)	22,200	468,753
Google, Inc., Class A(a)	2,895	1,967,934
VeriSign, Inc. (a)	16,500	611,655
		4,308,711
IT Services – 8.0%
International Business Machines Corp.	12,400	2,412,172
Teradata Corp. (a)	9,800	669,438
Visa, Inc., Class A	23,200	3,219,232
		6,300,842
Machinery – 3.9%
Danaher Corp.	44,300	2,291,639
Illinois Tool Works, Inc.	13,000	797,290
		3,088,929
Media – 1.8%
CBS Corp., Class B	20,300	657,720
Sirius XM Radio, Inc. (a)	276,900	775,320
		1,433,040
Oil, Gas & Consumable Fuels – 3.2%
Cabot Oil & Gas Corp.	17,300	812,754
Concho Resources, Inc. (a)	11,000	947,320
Range Resources Corp.	12,100	790,856
		2,550,930
Personal Products – 0.8%
The Estee Lauder Cos., Inc., Class A	10,700	659,334
Pharmaceuticals – 0.3%
Allergan, Inc.	2,600	233,792
Real Estate Investment Trusts (REITs) – 1.6%
American Tower Corp.	16,600	1,249,814

52 HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Common Stocks, continued

	Shares	Value ($)
Road & Rail – 3.9%
Union Pacific Corp.	25,200	3,100,356
Semiconductors & Semiconductor Equipment – 0.3%
Altera Corp.	7,800	237,744
Software – 3.3%
Intuit, Inc.	14,300	849,706
Salesforce.com, Inc. (a)	12,200	1,780,956
		2,630,662
Specialty Retail – 4.8%
Dollar General Corp. (a)	20,600	1,001,572
Ross Stores, Inc.	12,500	761,875
The Gap, Inc.	25,800	921,576
The Home Depot, Inc.	6,800	417,384
Ulta Salon, Cosmetics & Fragrance, Inc.	7,700	710,094
		3,812,501
Textiles, Apparel & Luxury Goods – 3.4%
Coach, Inc.	14,500	812,725
Michael Kors Holdings Ltd. (a)	15,700	858,633
Ralph Lauren Corp.	6,800	1,045,092
		2,716,450
Trading Companies & Distributors – 0.4%
W. W. Grainger, Inc.	1,600	322,256
Wireless Telecommunication Services – 1.3%
SBA Communications Corp., Class A(a)	15,800	1,052,754
TOTAL COMMON STOCKS
(COST $62,731,859)		76,045,274

Investment Company – 4.0%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	3,113,192	3,113,192
TOTAL INVESTMENT COMPANY
(COST $3,113,192)		3,113,192
TOTAL INVESTMENT SECURITIES
(COST $65,845,051) — 100.2%		79,158,466
____________________

Percentages indicated are based on net assets of $79,018,334.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.

See notes to financial statements.	HSBC PORTFOLIOS 53

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012

Common Stocks – 96.7%

	Shares	Value ($)
Aerospace & Defense – 3.4%
BE Aerospace, Inc. (a)	50,130	2,260,362
TransDigm Group, Inc.	21,130	2,814,727
		5,075,089
Biotechnology – 1.8%
Alkermes plc (a)	73,880	1,368,996
Cubist Pharmaceuticals, Inc. (a)	32,130	1,378,377
		2,747,373
Building Products – 1.1%
Owens Corning, Inc. (a)	51,400	1,726,526
Capital Markets – 3.6%
Lazard Ltd., Class A	92,260	2,717,980
Raymond James Financial, Inc.	69,860	2,664,460
		5,382,440
Chemicals – 4.2%
Celanese Corp., Series A	36,260	1,377,517
Cytec Industries, Inc.	31,780	2,187,100
Georgia Gulf Corp.	34,140	1,208,215
Westlake Chemical Corp.	20,485	1,558,089
		6,330,921
Commercial Banks – 3.3%
Comerica, Inc.	88,500	2,638,185
First Horizon National Corp.	1	9
First Republic Bank	67,060	2,303,511
		4,941,705
Commercial Services & Supplies – 2.1%
Waste Connections, Inc.	94,065	3,088,154
Communications Equipment – 1.4%
JDS Uniphase Corp. (a)	138,580	1,342,840
Riverbed Technology, Inc. (a)	43,320	800,121
		2,142,961
Containers & Packaging – 3.1%
Crown Holdings, Inc. (a)	76,040	2,908,530
Packaging Corp. of America	48,610	1,714,475
		4,623,005
Electrical Equipment – 2.1%
Hubbell, Inc., Class B	37,580	3,146,198
Electronic Equipment, Instruments & Components – 0.6%
Jabil Circuit, Inc.	48,850	847,059
Energy Equipment & Services – 1.7%
Rowan Cos. plc, Class A(a)	78,140	2,477,819
Food Products – 2.6%
Ralcorp Holdings, Inc. (a)	54,790	3,955,290
Health Care Equipment & Supplies – 6.3%
Conceptus, Inc. (a)	38,650	728,166
DENTSPLY International, Inc.	96,900	3,569,796
Hologic, Inc. (a)	109,430	2,256,446
IDEXX Laboratories, Inc. (a)	22,000	2,116,400
Volcano Corp. (a)	26,100	746,982
		9,417,790
Health Care Providers & Services – 4.2%
Coventry Health Care, Inc.	109,270	4,768,543
Owens & Minor, Inc.	52,110	1,483,571
		6,252,114
Household Durables – 0.9%
NVR, Inc. (a)	1,436	1,297,771
Insurance – 2.2%
Everest Re Group Ltd.	22,975	2,551,373
Genworth Financial, Inc., Class A(a)	136,280	812,229
		3,363,602
IT Services – 4.7%
Alliance Data Systems Corp. (a)	31,580	4,517,519
FleetCor Technologies, Inc. (a)	53,690	2,545,443
		7,062,962
Life Sciences Tools & Services – 2.0%
Mettler-Toledo International, Inc. (a)	18,130	3,070,678
Machinery – 5.6%
Crane Co.	41,964	1,761,649
Gardner Denver, Inc.	29,280	2,029,982
IDEX Corp.	59,290	2,521,604
The Timken Co.	54,010	2,132,855
		8,446,090
Media – 0.7%
Manchester United plc, Class A(a)	85,800	1,080,222
Oil, Gas & Consumable Fuels – 5.4%
Denbury Resources, Inc. (a)	175,320	2,687,656
Tesoro Corp.	144,010	5,430,617
		8,118,273
Pharmaceuticals – 1.2%
Elan Corp. plc ADR (a)	167,700	1,811,160
Professional Services – 1.5%
IHS, Inc., Class A(a)	25,815	2,178,528
Real Estate Management & Development – 1.9%
Jones Lang LaSalle, Inc.	37,530	2,917,582
Road & Rail – 2.9%
Hertz Global Holdings, Inc. (a)	145,380	1,929,193
Landstar System, Inc.	46,710	2,365,861
		4,295,054

54 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 3.1%
NXP Semiconductors NV (a)	120,500	2,923,330
Skyworks Solutions, Inc. (a)	76,060	1,779,804
		4,703,134
Software – 6.5%
Concur Technologies, Inc. (a)	10,370	686,805
Fortinet, Inc. (a)	120,020	2,324,788
Informatica Corp. (a)	76,000	2,062,640
Nuance Communications, Inc. (a)	132,620	2,952,121
QLIK Technologies, Inc. (a)	91,220	1,679,360
		9,705,714
Specialty Retail – 11.4%
American Eagle Outfitters, Inc.	143,200	2,988,584
Foot Locker, Inc.	117,110	3,923,185
GNC Holdings, Inc., Class A	27,550	1,065,359
O’Reilly Automotive, Inc. (a)	15,250	1,306,620
Signet Jewelers Ltd.	63,980	3,311,605
Tractor Supply Co.	15,900	1,530,216
Williams-Sonoma, Inc.	63,280	2,925,434
		17,051,003
Textiles, Apparel & Luxury Goods – 1.1%
Michael Kors Holdings Ltd. (a)	29,900	1,635,231
Trading Companies & Distributors – 4.1%
Beacon Roofing Supply, Inc. (a)	30,480	985,723
United Rentals, Inc. (a)	53,940	2,193,200
WESCO International, Inc. (a)	46,970	3,047,414
		6,226,337
TOTAL COMMON STOCKS
(COST $123,929,913)		145,117,785

Investment Company – 3.2%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	4,802,550	4,802,550
TOTAL INVESTMENT COMPANY
(COST $4,802,550)		4,802,550
TOTAL INVESTMENTS SECURITIES
(COST $128,732,463) — 99.9%		149,920,335
____________________

Percentages indicated are based on net assets of $150,058,525.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.

ADR     American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS 55

HSBC PORTFOLIOS
Statements of Assets and Liabilities—as of October 31, 2012

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$79,158,466	$149,920,335
Dividends receivable	12,747	302,586
Receivable for investments sold	406,110	—
Prepaid expenses and other assets	323	582
Total Assets	79,577,646	150,223,503

Liabilities:
Payable for investments purchased	397,255	23,734
Accrued expenses and other liabilities:
Investment Management	131,575	101,785
Administration	2,231	4,122
Compliance Service	11	53
Accounting	60	55
Custodian	3,653	16,545
Trustee	70	172
Other	24,457	18,512
Total Liabilities	559,312	164,978

Applicable to investors’ beneficial interest	$79,018,334	$150,058,525
Total Investments, at cost	$65,845,051	$128,732,463

56 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Statements of Operations—For the year ended October 31, 2012

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$749,933	$1,569,670
Foreign tax withholding	(1,261)	—
Total Investment Income	748,672	1,569,670

Expenses:
Investment Management	512,293	1,180,005
Administration	27,586	45,956
Accounting	44,566	44,443
Compliance Service	775	1,239
Custodian	15,446	33,744
Printing	3,731	6,228
Professional	17,377	17,184
Trustee	2,279	3,755
Other	8,123	12,226
Total Expenses	632,176	1,344,780

Net Investment Income (Loss)	116,496	224,890

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	12,654,581	8,826,465
Change in unrealized appreciation/depreciation on investments	(6,525,872)	8,291,618

Net realized/unrealized gains from investments	6,128,709	17,118,083
Change In Net Assets Resulting From Operations	$6,245,205	$17,342,973

See notes to financial statements.	HSBC PORTFOLIOS 57

HSBC PORTFOLIOS
Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011
Investment Activities:
Operations:
Net investment income (loss)	$116,496	$69,416	$224,890	$79,759
Net realized gains (losses) from investments	12,654,581	10,568,671	8,826,465	24,005,437
Change in unrealized appreciation/depreciation
from investments	(6,525,872)	387,197	8,291,618	(5,303,339)
Change in net assets resulting from operations	6,245,205	11,025,284	17,342,973	18,781,857
Proceeds from contributions	10,142,030	20,411,483	15,884,698	16,493,895
Value of withdrawals	(42,657,788)	(24,898,681)	(24,493,548)	(33,352,902)
Change in net assets resulting from transactions
in investors’ beneficial interest	(32,515,758)	(4,487,198)	(8,608,850)	(16,859,007)
Change in net assets	(26,270,553)	6,538,086	8,734,123	1,922,850

Net Assets:
Beginning of period	105,288,887	98,750,801	141,324,402	139,401,552
End of period	$79,018,334	$105,288,887	$150,058,525	$141,324,402

58 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIO
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

			Ratio/Supplementary Data
						Ratio of
					Ratio of Net	Expenses
				Ratio of Net	Investment	to Average
			Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total		End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return		(000’s)	Assets	Assets	Reductions)	Turnover
GROWTH PORTFOLIO
Year Ended October 31, 2008	(37.75	)%(a)	$81,942	0.62%	0.19%	0.62%	158%
Year Ended October 31, 2009	19.31%		$88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%		$98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%		$105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%		$79,018	0.71%	0.13%	0.71%	53%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2008	(35.30)%		$127,970	0.87%	(0.46)%	0.87%	80%
Year Ended October 31, 2009	15.41%		$129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%		$139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%		$141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%		$150,059	0.91%	0.15%	0.91%	59%

(a)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

See notes to financial statements.	HSBC PORTFOLIOS 59

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012

1. Organization:

     The HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio)	Growth Portfolio
HSBC Opportunity Portfolio (formerly, HSBC Investor Opportunity Portfolio)	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes HSBC Advisor Funds Trust and HSBC Funds (formerly, HSBC Investor Funds) (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the HSBC Family of Funds in relation to net assets or on another reasonable basis.

60       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts.

     For the year ended October 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

HSBC PORTFOLIOS       61

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The following is a summary of the valuation inputs used as of October 31, 2012 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks (a)	76,045,274	—	—	76,045,274
Investment Company	3,113,192	—	—	3,113,192
Total Investment Securities	79,158,466	—	—	79,158,466

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	145,117,785	—	—	145,117,785
Investment Company	4,802,550	—	—	4,802,550
Total Investment Securities	149,920,335	—	—	149,920,335
____________________

(a)	For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

New Accounting Pronouncements:

     In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU No. 2011-11 will have no effect on the Portfolios’ net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Portfolios’ financial statements disclosures.

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, Inc. (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

62       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

     Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

     HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the Portfolios and HSBC Funds and HSBC Advisor Fund that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Fund, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $281,280 for the year ended October 31, 2012, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals as employees of Citi.

HSBC PORTFOLIOS       63

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2012 were as follows:

Portfolio Name	Purchases($)	Sales($)
Growth Portfolio	46,467,415	78,190,349
Opportunity Portfolio	83,879,531	91,164,123

     For the year ended October 31, 2012, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At October 31, 2012, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)*
Growth Portfolio	62,543,316	17,313,687	(698,537)	16,615,150
Opportunity Portfolio	129,645,392	26,834,599	(6,559,656)	20,274,943
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

64       HSBC PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Portfolios - HSBC Growth Portfolio and HSBC Opportunity Portfolio (formerly known as HSBC Investor Growth Portfolio and HSBC Investor Opportunity Portfolio) (the Funds), including the schedules of portfolio investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian or brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2012

HSBC PORTFOLIOS       65

HSBC PORTFOLIOS
Table of Shareholder Expenses—as of October 31, 2012

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Growth Portfolio	$1,000.00	$991.20	$3.65	0.73%
Opportunity Portfolio	1,000.00	950.20	4.51	0.92%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Growth Portfolio	$1,000.00	$1,021.47	$3.71	0.73%
Opportunity Portfolio	1,000.00	1,020.51	4.67	0.92%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

66       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

     The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 57	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	23	None

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	23	None

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	23	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	23	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	23	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 49	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), February 2008-June 2011; Client Service, Business Development and Marketing Group, FFTW (October 1999-February 2008)	23	None
____________________

*	Includes the Trust, the HSBC Advisor Fund Trust and the HSBC Portfolios.

68       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	with Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 54	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 41	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 - present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009); Assistant Vice President, Compliance, AllianceBernstein (2005-2007)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 46	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007); Director, Fund Administration, Columbia Management (2004-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present)

DANIO MASTROPIERI* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Assistant Secretary	One year; December 2012 to present	Vice President, Regulatory Administration, Citi (2007 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 53	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Edwards, Mr. Schmidt, Ms. English and Mr. Mastropieri also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC PORTFOLIOS       69

     Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

70       HSBC PORTFOLIOS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, Inc.
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-AR-WS-1212	12/12

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2012

MONEY MARKET FUNDS	Class A	Class B	Class C	Class D	Class E	Class I	Class Y
HSBC New York Tax-Free Money Market Fund	RNTXX	HNBXX	HNCXX	HNYXX	RYEXX	—	RYYXX
HSBC Prime Money Market Fund	REAXX	HSMXX	HMMXX	HIMXX	HMEXX	HSIXX	RMYXX
HSBC Tax-Free Money Market Fund	HBAXX	HBBXX	HBCXX	HBDXX	HBEXX	HCIXX	HBYXX
HSBC U.S. Government Money Market Fund	FTRXX	HUBXX	HUMXX	HGDXX	HGEXX	HGIXX	RGYXX
HSBC U.S. Treasury Money Market Fund	HWAXX	HTBXX	HUCXX	HTDXX	HTEXX	HBIXX	HTYXX

HSBC Family of Funds
Annual Report - October 31, 2012

Glossary of Terms
Chairman’s Message	4
President’s Message	5
Commentary From the Investment Manager	6
Portfolio Reviews	7
Portfolio Composition	12

Schedules of Portfolio Investments

HSBC New York Tax-Free Money Market Fund	13
HSBC Prime Money Market Fund	17
HSBC Tax-Free Money Market Fund	21
HSBC U.S. Government Money Market Fund	25
HSBC U.S. Treasury Money Market Fund	27
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	38
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	55
Other Federal Income Tax Information	56
Table of Shareholder Expenses	57
Board of Trustees and Officers	59
Other Information	61

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper New York Tax-Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in New York municipal obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper Tax Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Standard & Poor’s MidCap 400 Index is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 20, 2012

To Our Shareholders:

These are challenging times for investors.

Perhaps the central reason is the slow but remorseless unwinding of a multi-decade build-up in global debt, following the recent sharp decline in the global economy. Much of this debt has been devalued—including, for example, debt associated with U.S. housing stock or Greek government debt.

Despite these modest declines, U.S. private debt—which includes household debt from such things as credit cards and mortgages—remains high. Some historical perspective: In 1951, private sector debt stood at just 53% of the U.S. Gross Domestic Product1 (GDP); today, that debt stands at 159%—a very high level, though down from its 2007 peak of 179%.

The turning point appears to be 2007. In that year, aggressive monetary and fiscal policies were enacted in the U.S. to stimulate the flagging economy. The result has been soaring government debt. Projections from the Congressional Budget Office suggest that the ratio of federal debt to GDP could reach 100% by the middle of the next decade—and that doesn’t reflect the increasing cost of entitlement programs.

These increasing claims on national income are worrisome, profoundly so, and have sparked intense and important debate—between Keynesians and monetarists; between free market capitalists and fans of European-style welfare economies; and, most recently, between Democrats and Republicans in the recent election.

So far, these growing claims by government on private sector income and wealth have failed to push interest rates higher. However, they have arguably, tempered the kind of growth and employment gains one would historically associate with recovery. In fact, the Federal Reserve’s Quantative Easing programs and “Operation Twist” have pushed rates to low levels, frustrating investors’ search for yield and leading our advisor and service providers to absorb about $17 million in fee waivers last year. Without these waivers our money market funds would have provided lower yields. Thus, it is no surprise that total money market fund assets have declined.

Regulators and others, parsing the entrails of the sharp recession, have proposed to change the regulation of such funds in order to prevent a future “run” on the funds during any period of economic upheaval. Proposals include a floating NAV, and variations of stable net asset value that include capital buffers.

Our other funds performed well in this difficult environment, as the following pages show.

Furthermore, the fund group continued to nourish its strategy of providing top-notch emerging market asset management products. Our most recent offering is the HSBC RMB Fixed Income Fund, which affords access to the Renminbi, the official offshore currency of the People’s Republic of China, through a portfolio of “Dim Sum” bonds. As the leading international bank in mainland China, HSBC is uniquely positioned to manage such a vehicle.

On behalf of my colleagues, I thank our investment advisor and portfolio managers, our other service providers, and you, our shareholders, for your support. We will continue to work hard to merit that confidence.

Sincerely,

Michael Seely
Chairman, HSBC Funds

1	For additional information, please refer to the Glossary of Terms.

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722. Investors should read the prospectus carefully before investing or sending money.

4	HSBC FAMILY OF FUNDS

President’s Message

Dear Shareholder,

We are please to send to you the HSBC Funds annual report, covering the Funds’ fiscal year ended October 31, 2012. This report offers detailed information about your Funds’ investments and results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On June 8 of this year we continued to expand our emerging markets funds offering by launching the HSBC RMB Fixed Income Fund. This Fund gives investors exposure to the Chinese Renminbi (“RMB”) bond market, sometimes referred to as the “dim sum” bond market. The Fund joins the HSBC Emerging Markets Local Debt Fund, HSBC Emerging Markets Debt Fund, HSBC Total Return Fund and the HSBC Frontier Markets Fund in our emerging markets segment.

In closing, we would like to thank you for investing through the HSBC Funds. We continue to focus the HSBC Fund Family investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti

President

HSBC FAMILY OF FUNDS	5

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy made only moderate progress in its ongoing recovery from a historic downturn during the 12-month period between November 1, 2011 and October 31, 2012. Governments around the world fueled the turnaround with aggressive monetary stimulus as policymakers struggled to revive growth against a backdrop, at least in the developed world, of bloated public debt. The Federal Reserve Board (the “Fed”) maintained the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% to 0.25%, and announced that it would keep the rate in that range until at least 2015.

The period began among concerns that the eurozone debt crisis would cause a new global recession. The situation in Europe improved somewhat during the first months of 2012, largely due to the European Central Bank’s (ECB) efforts to support liquidity. However, the prospect of another global recession loomed throughout much of the period as numerous economic indicators, such as industrial production and unemployment growth, proved disappointing. Although the U.S. economy continued to expand during the period, the pace of its growth slowed.

We believe the ECB helped to stem a liquidity crisis and alleviate fears of deepening credit problems in the eurozone. In December 2011 the ECB began distributing inexpensive loans to European banks as part of its long-term refinancing operation (LTRO) and in March 2012 began doling out an even larger amount of money in similar loans. The LTRO appeared to stabilize financial markets in the short term; nevertheless, significant uncertainties remain regarding the long-term prospects of European economies to regain their competitiveness and prevent default. The ability of Italy and Spain to reestablish market confidence remained in doubt; in addition, the long-term impact of austerity programs on economic growth raised concerns.

Slowing growth in major world economies, including the U.S. and China, presented a significant setback for the global economy. U.S. Gross Domestic Product (“GDP”)1 increased at an annualized rate of 4.1% during the last quarter of 2011, then slowed to 2.7% or less for the remainder of the period under review. Industrial production growth was weak in both developed and emerging markets. U.S. consumer confidence improved somewhat, although real income growth and consumer savings were low. While job growth remained slow, during the last quarter of the period the unemployment rate fell below 8% for the first time in four years. During the period, the U.S. housing market showed significant signs of improvement as sales increased and inventory declined. Towards the end of the period, better economic news was seen from China, the world’s second-largest economy, leading many commentators to suggest that Chinese economic growth had turned a corner. One positive consequence of the slowdown in the global economy was a decrease in the rate of inflation in both developed and emerging economies.

Market Review

U.S. stocks posted strong gains. The first two months of the period were characterized by high volatility, as investors responded to ongoing debt problems and slowing economic growth. Equities began a strong rally in the final weeks of 2011 that continued throughout much of the period, with the exception of a pullback during the late spring. Stocks’ robust performance, despite economic setbacks, was supported in part by the actions of central banks, including the ECB’s launch of a new bond buying scheme it described as “unlimited” and the Fed’s third round of “quantitative easing.” The S&P 500 Index1 of large-company stocks returned 15.21% for the 12 months through October 2012. Small-cap shares slightly outperformed mid- and large-caps: For the same period, the Russell 2000® Index1 of small-company stocks returned 12.08%, and the S&P 400 MidCap Index1 returned 12.11%.

The debt crisis in Europe, along with slowing growth in developing economies, led to less impressive performance for foreign stocks. The Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index1 of international stocks in developed markets returned 4.61% for the 12-month period.

Fixed-income securities generated significant gains during the period, as global economic worries continued to drive demand for lower-risk assets. Yields on U.S. government bonds reached record lows as an increasing number of investors pursued a flight to safety. Low inflation, healthy corporate balance sheets, consumer and corporate deleveraging and a stabilizing housing market supported gains in corporate fixed-income markets, including both investment and high yield bonds. For the 12-month period the Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 5.25%, while the Barclays U.S. High-Yield Corporate Bond Index1 returned 13.61%.

1	For additional information, please refer to the Glossary of Terms.

6 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC New York Tax-Free Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares)

by Jason Moshos
Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since the majority of issues they invest in are located in one geographical area.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

For the year ended October 31, 2012, yields on tax-free money market securities remained at historically low levels, driven in part by the Federal Reserve Board’s pledge to keep interest rates low through 2014 in an effort to boost economic growth. The federal funds rate—a key short-term interest rate that impacts yields on money market securities—ranged between 0.00% to 0.25% throughout the period.

The credit quality of many municipal securities weakened during the period, as continued high unemployment and declining tax receipts put budgetary constraints on New York state and local governments. Those budget issues caused investors to worry that municipalities might fail to meet their financial obligations. To pursue the Fund’s primary goal of capital preservation in that environment, the Fund adopted a defensive stance by emphasizing high-quality issues and deemphasizing lower rated securities. To further enhance liquidity, management positioned the Fund with a weighted-average maturity shorter than that of its peers.*

During the period the supply of tax-free money market securities was low, which resulted in low absolute yields on these securities. Many municipalities reined in their spending and borrowing plans in the face of the weak economy. Municipalities that did borrow typically preferred longer-term debt to short-term debt due to extremely low interest rates during the period. Supply was further constrained by high demand for tax-free securities from taxable money market funds and other nontraditional buyers, which favored tax-free securities because of their high yields relative to taxable money market securities.

*     Portfolio composition is subject to change.

			Average Annual				Expense
Fund Performance			Total Return (%)			Yield (%)[1]	Ratio (%)[2]
	Inception	1	5	10	Since	7-Day
As of October 31, 2012	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A	11/17/94	0.00	0.43	1.00	1.73	0.00	0.66	0.66
Class B3	4/29/98	—	—	—	0.89	—	1.26	1.26
Class C4	3/19/01	—	—	—	0.77	—	1.26	1.26
Class D	4/1/99	0.00	0.47	1.10	1.43	0.00	0.51	0.51
Class Y	7/1/96	0.00	0.55	1.27	1.87	0.00	0.26	0.26
Lipper New York Tax-Exempt
Money Market Funds Average[5]	—	0.01	0.49	1.12	1.85[6]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.67%, -0.52% and -0.27% for Class A Shares, Class D Shares and Class Y Shares, respectively.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2012.
3	Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 190 days during the year ended October 31, 2010. The Class was operational during the entire years ended October 31, 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008 and 2009. The Class was not operational during the entire years ended October 31, 2011, and October 31, 2012.
4	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 227, 145, 81 and 81 days during the years ended October 31, 2001, 2002, 2003 and 2004, respectively. The Class had no operations during the entire years ended October 31, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and 2012, respectively.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period October 31, 1994 to October 31, 2012.

HSBC FAMILY OF FUNDS	7

Portfolio Reviews (Unaudited)

HSBC Prime Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa” and “AAAm” rating to the HSBC Prime Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on money market securities remained low throughout the 12-month period ended October 31, 2012, due largely to concerns about economic weakness in Europe and the U.S.

Early in the period, the Eurozone debt crisis and concerns about its potential impact on European banks pushed yields on short-term issues higher. Nevertheless as the European Central Bank began to address the debt crisis and work to increase liquidity for troubled banks—which included the use of long-term refinancing obligations—investors’ confidence in European issuers increased, and yields slowly fell during the rest of the period.

Low yields on money market securities were also driven by weak economic growth and fears of a double-dip recession in the U.S. The Fed maintained a low interest rate policy and pledged to keep rates low through 2014 in the wake of continued economic uncertainty. During the period the Fed also extended its “Operation Twist” program, which aims to put downward pressure on long-term interest rates and boost economic growth.

The Fund maintained a relatively long weighted-average maturity during the period in order to capture the additional yield available from longer-term securities. Early in the period, the Fund favored Treasury securities, which offered relative safety from economic uncertainty in Europe and the U.S. As the period progressed and investor confidence improved, we slightly increased the Fund’s position in short-term commercial paper issued by financial institutions.*

In addition, we continued to emphasize high-quality issues. We removed from our approved issuers list a number of financial institutions that credit rating agency Moody’s had placed on its negative watch list during the period.

*     Portfolio composition is subject to change.

				Average Annual				Expense
Fund Performance				Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	1		5	10	Since	7-Day
As of October 31, 2012	Date	Year		Year	Year	Inception	Average	Gross	Net
Class A	11/13/98		0.01	0.61	1.54	2.23	0.01	0.68	0.68
Class B4	4/4/01	-	3.99	0.46	1.22	1.26	0.01	1.28	1.28
Class C5	3/23/01	-	0.94	0.47	1.21	1.25	0.01	1.28	1.28
Class D	4/1/99		0.01	0.65	1.63	2.27	0.01	0.53	0.53
Class I	1/9/02		0.14	0.85	1.93	1.93	0.15	0.18	0.18
Class Y	11/12/98		0.03	0.75	1.81	2.54	0.03	0.28	0.28
Lipper Money Market
Funds Average[6]	—		0.02	0.61	1.45	2.16 [7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.38%, -0.98%, -0.98%, -0.23%, 0.12% and 0.02% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2012.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 147 and 211 days for the years ended October 31, 2002 and 2001, respectively. The Class was operational during the entire years ended October 31, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and 2012, respectively.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days for the year ended October 31, 2001. The Class was operational during the entire years ended October 31, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and 2012, respectively.
6	For additional information, please refer to the Glossary of Terms.
7	Return for the period October 31, 1998 to October 31, 2012.

8 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Tax-Free Money Market Fund
(Class A Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares)

by Jason Moshos
Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on tax-free money market securities remained low by historical standards during the 12-month period ended October 31, 2012. For example, the federal funds rate—a key short-term interest rate that influences yields on money market securities—remained within a range of 0.00% to 0.25% throughout the period.

State and local governments faced budget pressures during the period, which were driven by continued difficulties in the labor market and declining tax revenues. The credit quality of many municipal bonds weakened in that environment, as investors feared that municipalities may not be able to meet their financial obligations.

To pursue the Fund’s primary goal of capital preservation in this challenging environment, the managers favored high-quality issues and deemphasized low-quality securities. The managers maintained a weighted-average maturity for the period that was in line with that of its peers.*

The period was characterized by a low supply of tax-free money market securities, which kept yields low on an absolute basis. The lack of supply was due in part to municipalities issuing less new debt than usual due to their already tight budgets. When municipalities did issue new debt, they generally chose to lock in low interest rates for an extended period of time by issuing longer-term debt. Low supply was driven by the high yields on tax-free securities relative to comparable taxable money market securities. Those high yields created demand from nontraditional buyers such as taxable money market funds.

*     Portfolio composition is subject to change.

			Average Annual			Expense
Fund Performance			Total Return (%)		Yield (%)[1]	Ratio (%)[2]
	Inception	1	5	Since	7-Day
As of October 31, 2012	Date	Year	Year	Inception	Average	Gross	Net
Class A3	8/27/04	—	—	0.41	—	0.83	0.83
Class C4	7/30/07	—	—	0.09	—	1.43	1.43
Class D	8/24/04	0.00	0.49	1.23	0.00	0.68	0.68
Class I5	6/25/04	—	—	0.27	—	0.33	0.33
Class Y	6/8/04	0.00	0.60	1.39	0.00	0.43	0.43
Lipper Tax-Exempt Money
Market Funds Average[6]	—	0.01	0.49	1.21 [7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payment.

1	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.82% and -0.57% for Class D Shares and Class Y Shares, respectively.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2012.
3	Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 5, 78, 24 and 262 days during the years ended October 31, 2004, 2006, 2007 and 2009, respectively and 141 days for the year ended October 31, 2011. The Class was operational during the entire year ended October 31, 2010. The Class was not operational during the entire year ended October 31, 2012.
4	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 15 days during the year ended October 31, 2007. The Class had no operations during the entire years ended October 31, 2008, 2009, 2010, 2011 and 2012, respectively.
5	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 40, 27 and 51 days during the years ended October 31, 2004, 2005 and 2010, respectively. The Class had no operations during the entire years ended October 31, 2006, 2007, 2008, 2009, 2011, and 2012, respectively.
6	For additional information, please refer to the Glossary of Terms.
7	Return for the period May 31, 2004 to October 31, 2012.

HSBC FAMILY OF FUNDS 9

Portfolio Reviews (Unaudited)

HSBC U.S. Government Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on U.S. government money market securities remained low for the 12-month period ended October 31, 2012. The federal funds rate (a key short-term interest rate) remained within a range of 0.00% to 0.25% throughout the period.

Low yields resulted from several factors, including the continuing debt crisis in Europe and concerns about slow economic growth in the U.S. Investors in that environment favored highly liquid short-term securities. That demand pushed down yields on short-term repurchase agreements (“repos”) and other money market securities. As the period progressed, however, the European Central Bank took steps to improve conditions in Europe, while the U.S. Federal Reserve pledged to keep interest rates low through 2014. These developments boosted investor confidence, reducing demand for short-term issues. In addition, the supply of Treasury securities rose during the second half of the period. These factors helped yields on repos to rise.

The Fund maintained a relative long weighted-average maturity, which enabled the Fund to capture additional yield. The majority of the longer-term securities in the Fund were Treasury securities and repos. Treasuries replaced much of the Fund’s previous holdings in securities issued by Government-Sponsored Enterprises (GSEs), which have shrunk in supply as GSEs increasingly seek longer-term funding.*

*     Portfolio composition is subject to change.

				Average Annual				Expense
Fund Performance				Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	1		5	10	Since	7-Day
As of October 31, 2012	Date	Year		Year	Year	Inception	Average	Gross	Net
Class A	5/3/90		0.01	0.47	1.42	3.07	0.01	0.68	0.68
Class B4	9/11/98	-	3.99	0.36	1.30	1.89	0.01	1.28	1.28
Class C5	11/20/06		—	—	—	1.39	—	1.28	1.28
Class D	4/1/99		0.01	0.51	1.52	2.12	0.01	0.53	0.53
Class I6	12/24/03		0.02	0.65	—	1.59	0.05	0.18	0.18
Class Y	7/1/96		0.01	0.59	1.68	2.77	0.01	0.28	0.28
Lipper U.S. Government
Money Market Funds Average[7]	—		0.01	0.50	1.42	3.08 [8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.45%, -1.05%, -0.30%, 0.05% and -0.05% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2012.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years end October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire years ended October 31, 2007, 2008, 2011, and 2012, respectively.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire years ended October 31, 2008, 2009, 2010, 2011, and 2012, respectively.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 1990 to October 31, 2012.

10 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC U.S. Treasury Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares)	Standard & Poor’s has assigned an “AAA” rating to the HSBC U.S. Treasury Money Market Fund.[1]
by John Chiodi
Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on U.S. Treasury bills remained low during the 12-month period ended October 31, 2012. Weaker than expected conditions in the U.S. labor and housing markets lead to fears that the economy could slide back into recession.

In that environment, the Fed kept the federal funds rate (a key short-term interest rate) low—it ranged between 0.00% and 0.25% during the period. The Fed pledged to maintain a policy of low interest rates through 2014 in an effort to boost economic growth, and implemented a number of strategies designed to keep interest rates low.

The supply of and demand for Treasury bills had a significant impact on yields as well. The end of 2011 saw rising demand for Treasuries, as institutional investors typically shift assets into short-term, liquid securities toward the end of each year to improve the quality of their balance sheets. That demand pushed down Treasury yields at year end and into 2012. However, increased supply later in the period caused Treasury yields to rise.

The Fund maintained a relatively long weighted-average maturity, which enabled the Fund to lock in additional yield available on longer-term securities. The Fund also employed a barbell strategy that concentrates holdings among very short-term securities and longer-term issues. This approach enabled the Fund to take advantage of the rise in short-term rates when the supply of Treasury bills increased, while still capturing the additional yield on longer-term money market securities.*

*     Portfolio composition is subject to change.

				Average Annual				Expense
Fund Performance				Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	1		5	10	Since	7-Day
As of October 31, 2012	Date	Year		Year	Year	Inception	Average	Gross	Net
Class A	5/24/01		0.00	0.29	1.19	1.23	0.00	0.68	0.68
Class B4	8/12/04	-	4.00	0.19	—	1.08	0.00	1.28	1.28
Class C5	12/24/03		—	—	—	0.04	—	1.28	1.28
Class D	5/14/01		0.00	0.32	1.28	1.33	0.00	0.53	0.53
Class I6	12/30/03		0.00	0.41	—	1.68	0.00	0.18	0.18
Class Y	5/11/01		0.00	0.37	1.43	1.50	0.00	0.28	0.28
Lipper U.S. Treasury
Money Market Funds Average[7]	—		0.01	0.33	1.27	1.34 [8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “AAA” money market fund rating is historical and reflects Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Standard & Poor’s rating represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation typically more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.53%, -1.13%, -0.38%, -0.03% and -0.13% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2012.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire years ended October 31, 2005, 2006, 2007 and 2009. The Class was not operational during the entire years ended October 31, 2011 and October 31, 2012.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire years ended October 31, 2006, 2007, 2008, 2009, 2010, 2011, and 2012, respectively.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 2001 to October 31, 2012.

HSBC FAMILY OF FUNDS 11

Portfolio Reviews
Portfolio Composition*
October 31, 2012 (Unaudited)

HSBC New York Tax-Free Money Market Fund
Percentage of
Investment Allocation	Investments at Value (%)
Variable Rate Demand Notes	96.4
Municipal Bonds	3.6
Total	100.0

HSBC Prime Money Market Fund
Percentage of
Investment Allocation	Investments at Value (%)
Commercial Paper and Notes	42.1
Certificates of Deposit	22.9
Repurchase Agreements	17.3
U.S. Treasury Obligations	7.0
Variable Rate Demand Notes	3.8
Yankee Dollars	3.4
Time Deposits	2.5
Corporate Obligations	1.0
Total	100.0

HSBC Tax-Free Money Market Fund
Percentage of
Investment Allocation	Investments at Value (%)
Variable Rate Demand Notes	86.3
Municipal Bonds	11.8
Commercial Paper and Notes	1.9
Total	100.0

HSBC U.S. Government Money Market Fund
Percentage of
Investment Allocation	Investments at Value (%)
Repurchase Agreements	55.7
U.S. Treasury Obligations	24.4
U.S. Government and
Government Agency Obligations	19.9
Total	100.0

HSBC U.S. Treasury Money Market Fund
Percentage of
Investment Allocation	Investments at Value (%)
U.S. Treasury Obligations	100.0
Total	100.0
____________________

*     Portfolio composition is subject to change.

12 HSBC FAMILY OF FUNDS

HSBC NEW YORK TAX-FREE MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012

Variable Rate Demand Notes – 94.3%

	Principal	Amortized
	Amount ($)	Cost ($)
New York – 93.2%
Albany IDA Civic Facility Revenue,
Series A, 0.23%, 6/1/38,
(LOC TD Bank N.A.) (a)	5,755,000	5,755,000
Albany IDA Civic Facility Revenue,
Series A, 0.23%, 7/1/38,
(LOC TD Banknorth N.A.) (a)	4,100,000	4,100,000
Albany IDA Housing Revenue
Department of Public Work,
0.25%, 8/15/35, AMT, (Credit
Support FNMA) (a)	1,000,000	1,000,000
Buffalo Municipal Water Finance
Authority Water Systems Revenue,
0.20%, 7/1/35, (LOC JPMorgan
Chase Bank) (a)	5,250,000	5,250,000
Dutchess County IDA Civic Facility
Revenue, Series A, 0.20%, 7/1/38,
(LOC TD Bank N.A.) (a)	3,900,000	3,900,000
Long Island Power Authority Electrical
Systems Revenue, Series 2,
Sub-series 2-B, 0.24%, 5/1/33,
(LOC Bayerische Landesbank) (a)	8,000,000	8,000,000
Long Island Power Authority Electrical
Systems Revenue, Series C, 0.18%,
5/1/33, (LOC Barclays Bank plc) (a)	5,000,000	5,000,000
Long Island Power Authority Electrical
Systems Revenue, Sub-series 1-B,
0.22%, 5/1/33, (LOC State Street
Bank & Trust Co.) (a)	2,500,000	2,500,000
Metropolitan Transportation Authority
Dedicated Tax Fund Revenue,
Series A-2, 0.20%, 11/1/31,
(LOC Bank of Tokyo-Mitsubishi
UFJ Ltd.) (a)	5,500,000	5,500,000
Metropolitan Transportation Authority
Dedicated Tax Fund Revenue,
Sub-series B-1, 0.20%, 11/1/22, (LOC
State Street Bank & Trust Co.) (a)	2,000,000	2,000,000
Metropolitan Transportation Authority
Revenue, Sub-series B-1, 0.21%,
11/1/34, (LOC Scotiabank) (a)	5,000	5,000
Metropolitan Transportation Authority
Revenue, Sub-series E-3, 0.20%,
11/1/35, (LOC PNC Bank N.A.) (a)	4,000,000	4,000,000
Monroe County IDA Civic Facility
Revenue, 0.23%, 6/1/36, (LOC
JPMorgan Chase Bank) (a)	1,900,000	1,900,000
Monroe County IDA Civic Facility
Revenue, 0.20%, 2/1/38, (LOC
JPMorgan Chase Bank) (a)	1,700,000	1,700,000
Monroe County IDA Civic Facility
Revenue, 0.21%, 4/1/38, (LOC
JPMorgan Chase Bank) (a)	2,100,000	2,100,000
Nassau County IDA Civic Facility
Revenue, 1.17%, 6/1/19, AMT, (LOC
Fleet Bank N.A.) (a)(b)	1,125,000	1,125,000
Nassau County Interim Finance
Authority Sales Tax Revenue, Series
B, 0.21%, 11/15/21, (LOC Sumitomo
Mitsui Banking Corp.) (a)	5,000,000	5,000,000
New York City Capital Resources Corp.
Revenue, Series B1, 0.25%, 7/1/37,
(LOC Bank of America N.A.) (a)	2,000,000	2,000,000
New York City GO, 0.21%, 9/1/35,
(LOC Royal Bank of Scotland) (a)	3,000,000	3,000,000
New York City GO, Series H,
Sub-series H-3, 0.24%, 8/1/14,
(Credit Support AGM, SPA State
Street Bank & Trust Co.) (a)	1,000,000	1,000,000
New York City GO, Series H,
Sub-series H-3, 0.24%, 8/1/19,
(Credit Support AGM, SPA State
Street Bank & Trust Co.) (a)	1,800,000	1,800,000
New York City GO, Series H,
Sub-series H-3, 0.24%, 8/1/21,
(Credit Support AGM, SPA State
Street Bank & Trust Co.) (a)	1,000,000	1,000,000
New York City GO, Series I,
Sub-series I-6, 0.24%, 4/1/36, (LOC
California State Teacher’s Retirement
System) (a)	3,000,000	3,000,000
New York City GO, Sub-series C-4,
0.20%, 8/1/20, (LOC Bank of Tokyo-
Mitsubishi UFJ Ltd.) (a)	3,000,000	3,000,000
New York City GO,
Sub-series D-3, 0.20%, 10/1/39,
(LOC Bank of New York) (a)	2,000,000	2,000,000
New York City GO,
Sub-series D-4, 0.27%, 12/1/32,
(SPA Calyon Bank) (a)	3,000,000	3,000,000
New York City GO,
Sub-series G-4, 0.20%, 3/1/39,
(LIQ FAC Barclays Bank plc) (a)	2,000,000	2,000,000
New York City GO,
Sub-series G-4, 0.20%, 4/1/42,
(LOC PNC Bank N.A.) (a)	4,000,000	4,000,000
New York City Health & Hospital Corp.
Revenue, Series D, 0.24%, 2/15/26,
(Credit Support GO of Corp.,
LOC JPMorgan Chase & Co.) (a)	2,000,000	2,000,000
New York City Housing Development
Corp. Multi-family Housing Revenue,
Series A, 0.22%, 9/15/28, AMT,
(Credit Support FNMA, LIQ FAC
FNMA) (a)	1,000,000	1,000,000
New York City Housing Development
Corp. Multi-family Housing Revenue,
Series A, 0.22%, 4/1/31, (Credit
Support FHLMC) (a)	1,135,000	1,135,000
New York City Housing Development
Corp. Multi-family Mortgage
Revenue, 0.21%, 11/1/46,
(Credit Support FHLMC, LIQ FAC
FHLMC) (a)	2,000,000	2,000,000
New York City Housing Development
Corp. Multi-family Mortgage
Revenue, Series A, 0.20%,
12/15/37, AMT, (Credit Support
FNMA, LIQ FAC FNMA) (a)	2,000,000	2,000,000

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC NEW YORK TAX-FREE MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Variable Rate Demand Notes, continued

	Principal	Amortized
	Amount ($)	Cost ($)
New York, continued
New York City Housing Development
Corp. Multi-family Mortgage
Revenue, Series A, 0.24%, 11/1/39,
AMT, (LOC Citibank N.A.) (a)	3,000,000	3,000,000
New York City Housing Development
Corp. Multi-family Mortgage
Revenue, Series A, 0.20%, 10/15/41,
(Credit Support FNMA, LIQ FAC
FNMA) (a)	3,000,000	3,000,000
New York City IDA Civic Facility
Revenue, 0.26%, 12/1/36, (LOC
JPMorgan Chase Bank) (a)	2,000,000	2,000,000
New York City IDA Special Facility
Revenue, 0.21%, 7/1/24, (LOC
Citibank N.A.) (a)	5,000,000	5,000,000
New York City Municipal Water
Finance Authority Water & Sewer
System Revenue, Series AA-1,
0.20%, 6/15/46, (LIQ FAC PNC
Bank N.A.) (a)	6,000,000	6,000,000
New York City Municipal Water
Finance Authority Water & Sewer
System Revenue, Series CC, 0.20%,
6/15/41, (SPA Barclays Bank plc) (a)	5,000,000	5,000,000
New York City Municipal Water
Finance Authority Water &
Sewer System Revenue,
Series DD-3B, 0.23%, 6/15/43,
(SPA California State Teacher’s
Retirement System) (a)	3,100,000	3,100,000
New York City Municipal Water
Finance Authority Water & Sewer
System Revenue, Sub-series B-2,
0.20%, 6/15/24, (SPA Lloyds TSB
Bank plc) (a)	4,000,000	4,000,000
New York City Municipal Water
Finance Authority Water & Sewer
System Revenue, Sub-series B-4,
0.22%, 6/15/45, (SPA Northern
Trust Co.) (a)	4,000,000	4,000,000
New York City Transitional Finance
Authority Revenue, Series 1, Sub-
series 1-D, 0.24%, 11/1/22, (SPA
Landesbank Hessen-Thuringen) (a)	3,000,000	3,000,000
New York City Transitional Finance
Authority Revenue, Series 3, Sub-
series 3-G, 0.20%, 11/1/22, (SPA
Bank of New York) (a)	3,000,000	3,000,000
New York City Transitional Finance
Authority Revenue, Series 3, Sub-
series 3-H, 0.23%, 11/1/22, (SPA
Royal Bank of Canada) (a)	2,290,000	2,290,000
New York City Transitional Finance
Authority Revenue, Series A,
Sub-series 3-B, 0.18%, 11/1/29,
(LOC Bank of Tokyo-Mitsubishi
UFJ Ltd.) (a)	3,000,000	3,000,000
New York City Transitional Finance
Authority Revenue, Series A2,
0.17%, 11/15/27, (SPA Bank of
Nova Scotia) (a)	3,000,000	3,000,000
New York City Transitional Finance
Authority Revenue, Sub-series 2-D,
0.20%, 11/1/22, (LIQ FAC Lloyds
TSB Bank plc) (a)	3,000,000	3,000,000
New York City Transitional Finance
Authority Revenue, Sub-series
2-F, 0.25%, 11/1/22, (LIQ FAC
Bayerische Landesbank) (a)	2,000,000	2,000,000
New York City Transitional Finance
Authority Revenue, Sub-series 2C,
0.19%, 11/1/22, (LIQ FAC Lloyds
TSB Bank plc) (a)	2,000,000	2,000,000
New York City Transitional Finance
Authority Revenue, Sub-series A-4,
0.20%, 8/1/39, (SPA Northern Trust
Co.) (a)	1,000,000	1,000,000
New York City Transitional Finance
Authority Revenue, Sub-series A-6,
0.23%, 8/1/39, (LOC California State
Teacher’s Retirement System) (a)	3,000,000	3,000,000
New York City Transitional Finance
Authority Revenue, Sub-series C-2,
0.24%, 8/1/31, (SPA Landesbank
Hessen-Thuringen) (a)	2,000,000	2,000,000
New York City Trust for Cultural
Resources Revenue, 0.16%, 4/1/26,
(LOC Wells Fargo Bank N.A.) (a)	4,800,000	4,800,000
New York City Trust for Cultural
Resources Revenue, Series B-1,
0.20%, 11/1/38, (LOC U.S. Bank
N.A.) (a)	3,000,000	3,000,000
New York State Dormitory Authority
Revenue, Series D, 0.23%, 7/1/34,
(Credit Support XLCA, LOC TD Bank
N.A.) (a)	4,425,000	4,425,000
New York State Dormitory Authority
Revenue, Non State Supported Debt,
0.23%, 1/1/39, (LOC TD Banknorth
N.A.) (a)	3,700,000	3,700,000
New York State Dormitory Authority
Revenue, Non State Supported Debt,
Series A, 0.20%, 11/15/36, (Credit
Support FNMA, LIQ FAC FNMA) (a)	5,000,000	5,000,000
New York State Dormitory Authority
Revenue, Non State Supported Debt,
Series B, 0.20%, 5/15/39, (LOC
Bayerische Landesbank) (a)	4,000,000	4,000,000
New York State Dormitory Authority
Revenue, Non State Supported Debt,
Series B-1, 0.19%, 7/1/24, (LOC
Wells Fargo Bank N.A.) (a)	2,000,000	2,000,000
New York State Dormitory Authority
Revenue, Non State Supported Debt,
Series B-2, 0.22%, 7/1/37, (LOC U.S.
Bank N.A.) (a)	5,000,000	5,000,000
New York State Energy Research &
Development Authority Facilities
Revenue, 0.22%, 11/1/39, AMT,
(LOC Mizuho Corporate Bank) (a)	4,000,000	4,000,000

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC NEW YORK TAX-FREE MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Variable Rate Demand Notes, continued

	Principal	Amortized
	Amount ($)	Cost ($)
New York, continued
New York State Energy Research &
Development Authority Facilities
Revenue, Series C2, 0.21%,
11/1/39, AMT, (LOC Mizuho
Corporate Bank) (a)	4,000,000	4,000,000
New York State Energy Research
& Development Authority
Facilities Revenue, Sub-series
A-1, 0.20%, 5/1/39, (LOC Mizuho
Corporate Bank) (a)	4,000,000	4,000,000
New York State Housing Finance
Agency Revenue, 0.18%, 11/15/37,
(Credit Support FNMA) (a)	3,000,000	3,000,000
New York State Housing Finance
Agency Revenue, 0.22%, 5/15/28,
AMT, (Credit Support FNMA,
LOC FNMA) (a)	4,000,000	4,000,000
New York State Housing Finance
Agency Revenue, Series A, 0.22%,
11/1/32, AMT, (Credit Support
FHLMC, LIQ FAC FHLMC) (a)	2,050,000	2,050,000
New York State Housing Finance Agency
Revenue, Series A, 0.20%, 5/15/34,
(Credit Support FNMA) (a)	1,400,000	1,400,000
New York State Housing Finance
Agency Revenue, Series A, 0.20%,
5/1/45, (Credit Support FHLMC, LIQ
FAC FHLMC) (a)	2,500,000	2,500,000
New York State Urban Development
Corp. Revenue, Series A1, 0.19%,
1/1/30, (LOC Wachovia
Bank N.A.) (a)	7,000,000	7,000,000
Onondaga County Trust Cultural
Resource Revenue, Series A, 0.18%,
12/1/29, (LOC Wells Fargo
Bank N.A.) (a)	5,000,000	5,000,000
Ramapo Housing Authority Revenue,
Series A, 0.23%, 12/15/38, AMT,
(Credit Support FNMA, LIQ FAC
FNMA) (a)	5,000,000	5,000,000
Rockland County IDA Civic Facility
Revenue, 0.18%, 12/1/32, (LOC
Wells Fargo Bank N.A.) (a)	5,000,000	5,000,000
Rockland County IDA Revenue,
0.19%, 7/1/20, (LOC TD
Banknorth N.A.) (a)(b)	2,390,000	2,390,000
Suffolk County IDA Civic Facility
Revenue, 0.52%, 8/1/18, AMT, (LOC
JPMorgan Chase Bank) (a)	1,660,000	1,660,000
Suffolk County IDA Revenue, 0.21%,
1/1/21, (LOC JPMorgan
Chase Bank) (a)(b)	4,545,000	4,545,000
Suffolk County Water Authority
Revenue, 0.25%, 1/15/13, (SPA Bank
of Nova Scotia) (a)	4,900,000	4,900,000
Syracuse New York IDA Civic Facility
Revenue, Series A, 0.21%, 12/1/35,
(LOC JPMorgan Chase Bank) (a)	1,000,000	1,000,000
Triborough Bridge & Tunnel Authority
Revenue, Series A-2, 0.20%,
11/1/35, (Credit Support GO of
Authority, LOC California State
Teacher’s Retirement System) (a)	3,000,000	3,000,000
Triborough Bridge & Tunnel Authority
Revenue, Series B, 0.19%, 1/1/32,
(LOC State Street Bank &
Trust Co.) (a)	6,000,000	6,000,000
Triborough Bridge & Tunnel Authority
Revenue, Series B-2B, 0.22%,
1/1/32, (LOC California State
Teacher’s Retirement System) (a)	2,000,000	2,000,000
Triborough Bridge & Tunnel Authority
Revenue, Series B-3, 0.22%, 1/1/33,
(Credit Support GO of Authority,
LOC U.S. Bank N.A.) (a)	2,500,000	2,500,000
Westchester County IDA Civic Facility
Revenue, 0.20%, 11/1/24, (LOC
Commerce Bank N.A.) (a)	2,060,000	2,060,000
		264,090,000
Puerto Rico – 1.1%
Puerto Rico Commonwealth GO,
Series C-5-2, 0.21%, 7/1/20,
(Credit Support AGM, LOC Barclays
Bank plc) (a)	3,000,000	3,000,000
TOTAL VARIABLE RATE DEMAND
NOTES (COST $267,090,000)		267,090,000

Municipal Bonds – 3.5%

New York – 3.5%
Metropolitan Transportation Authority
Revenue, Series F, 5.25%, 11/15/27,
(Credit Support NATL-RE),
prerefunded 11/15/12 @ 100	3,100,000	3,106,011
New York State Dormitory Authority
Revenue, 5.38%, 5/1/23,
prerefunded 5/1/13 @ 100	1,000,000	1,025,639
New York State Environmental
Facilities Corp. Personal Income Tax
Revenue, Series A, 5.25%, 1/1/19,
(Credit Support FGIC), prerefunded
1/1/13@ 100	2,310,000	2,329,562
New York State Urban Development
Corp. Personal Income Tax Revenue,
Series C-1, 5.00%, 3/15/24,
prerefunded 3/15/13 @ 100	3,500,000	3,562,643
TOTAL MUNICIPAL BONDS
(COST $10,023,855)		10,023,855
TOTAL INVESTMENT SECURITIES
(COST $277,113,855)—97.8%		277,113,855

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC NEW YORK TAX-FREE MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)
____________________

Percentages indicated are based on net assets of $283,208,121.
(a)	Variable rate security. The rate presented represents the rate in effect at October 31, 2012. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(b)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
AGM	— Assured Guaranty Municipal Corporation
AMT	— Interest on security is subject to federal alternative minimum tax
FGIC	— Financial Guaranty Insurance Company
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GO	— General Obligation
IDA	— Industrial Development Agency
LIQ FAC	— Liquidity Facility
LOC	— Letter of Credit
NATL-RE	— Reinsurance provided by the National Public Finance Guarantee Corporation
SPA	— Standby Purchase Agreement
XLCA	— XL Capital Assurance

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012

Certificates of Deposit – 22.9%

	Principal	Amortized
	Amount ($)	Cost ($)
Banking – 22.9%
Bank of Montreal Chicago,
0.33%, 12/7/12	65,000,000	65,000,000
Bank of Nova Scotia Houston,
0.26%, 4/19/13 (a)	50,000,000	50,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.49%, 11/9/12	50,000,000	50,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.79%, 2/14/13 (a)	45,000,000	45,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.77%, 8/16/13 (a)	44,000,000	44,000,000
Canadian Imperial
Bank of Commerce,
0.64%, 11/5/12 (a)	10,000,000	10,000,457
Commonwealth Bank of Australia,
1.14%, 6/14/13 (a)	8,000,000	8,036,314
Credit Agricole CIB, N.Y.,
0.47%, 12/4/12	25,000,000	25,000,000
Credit Industriel et
Commercial, N.Y.,
0.24%, 11/19/12	50,000,000	50,000,000
Credit Industriel et
Commercial, N.Y.,
0.47%, 1/7/13	50,000,000	49,999,982
DnB NOR Bank ASA, N.Y.,
0.22%, 1/22/13	75,000,000	75,000,000
National Australia Bank, N.Y.,
0.58%, 2/15/13 (a)	70,000,000	70,000,000
National Bank of Canada, N.Y.,
0.31%, 11/9/12 (a)	50,000,000	50,000,000
Norinchukin Bank, N.Y.,
0.37%, 11/21/12	100,000,000	100,000,000
Rabobank Nederland, N.Y.,
0.52%, 3/26/13 (a)	50,000,000	50,000,000
Royal Bank of Canada, N.Y.,
0.77%, 11/28/12	25,000,000	25,011,033
Royal Bank of Canada, N.Y.,
0.45%, 12/21/12 (a)	18,000,000	18,006,393
Royal Bank of Canada, N.Y.,
0.49%, 2/15/13 (a)	70,000,000	70,000,000
Royal Bank of Canada, N.Y.,
0.47%, 3/4/13 (a)	45,000,000	45,000,000
Svenska Handelsbanken, N.Y.,
0.36%, 2/1/13	50,000,000	50,000,000
Toronto Dominion Bank, N.Y.,
0.20%, 1/22/13	85,000,000	85,000,000
Toronto Dominion Bank, N.Y.,
0.29%, 5/13/13 (a)	65,000,000	65,000,000
Toronto Dominion Bank, N.Y.,
0.31%, 7/26/13 (a)	40,000,000	40,000,000
TOTAL CERTIFICATES
OF DEPOSIT
(COST $1,140,054,180)		1,140,054,179

Commercial Paper and Notes – 42.1%

Banking – 22.1%
Bank of Nova Scotia Houston,
0.20%, 1/23/13 (b)	150,000,000	149,930,833
Bank of Tokyo-Mitsubishi UFJ,
N.Y., 0.47%, 3/4/13 (b)	15,000,000	14,975,913
Banque et Caisse d’Epargne,
0.29%, 1/9/13 (b)	20,000,000	19,988,883
BPCE, 0.42%, 12/3/12 (b)(c)	25,000,000	24,990,667
BPCE, 0.25%, 4/1/13 (b)(c)	80,000,000	79,917,678
Commonwealth
Bank of Australia, N.Y.,
0.22%, 1/23/13 (b)(c)	75,000,000	74,961,958
Commonwealth
Bank of Australia, N.Y.,
0.45%, 9/5/13 (a)(c)	65,000,000	65,000,000
Credit Agricole North America, Inc.,
0.49%, 1/4/13 (b)	50,000,000	49,956,445
Credit Suisse, N.Y.,
0.21%, 12/17/12 (b)	40,000,000	39,989,267
DnB NOR Bank ASA, N.Y.,
0.26%, 11/9/12 (b)(c)	25,000,000	24,998,556
Kookmin Bank, N.Y.,
0.44%, 12/17/12 (b)(c)	20,000,000	19,988,756
Kookmin Bank, N.Y.,
0.44%, 12/18/12 (b)(c)	10,000,000	9,994,256
National Australia Bank, N.Y.,
0.42%, 8/21/13 (a)(c)	50,000,000	50,000,000
Skandinaviska Enskilda Banken AB,
0.29%, 12/17/12 (b)(c)	55,000,000	54,979,620
Societe Generale N.A.,
0.21%, 11/2/12 (b)	150,000,000	149,999,125
Sumitomo Mitsui
Banking Corp., N.Y.,
0.32%, 11/7/12 (b)(c)	50,000,000	49,997,333
Sumitomo Mitsui
Banking Corp., N.Y.,
0.31%, 12/3/12 (b)(c)	60,000,000	59,983,467
The Export-Import Bank of Korea,
0.26%, 12/14/12 (b)	15,000,000	14,995,342
U.S. Bank N.A.,
0.20%, 12/14/12	100,000,000	100,000,000
Westpac Securities NZ Ltd.,
0.54%, 7/5/13 (a)	45,000,000	45,000,000
		1,099,648,099
Diversified – 4.5%
Caisse des Depots
et Consignations,
0.23%, 1/15/13 (b)(c)	20,000,000	19,990,417
Erste Abwicklungsanstalt,
0.35%, 11/1/12 (b)	50,000,000	50,000,000
Erste Abwicklungsanstalt,
0.60%, 1/15/13 (b)	25,000,000	24,968,750
Erste Abwicklungsanstalt,
0.47%, 1/24/13 (b)	35,000,000	34,961,616
Erste Abwicklungsanstalt,
0.62%, 4/15/13 (b)	20,000,000	19,943,167
Erste Abwicklungsanstalt,
0.71%, 6/27/13 (b)	25,000,000	24,884,306

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Commercial Paper and Notes, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Diversified, continued
Nordea North America, Inc.,
0.40%, 1/23/13 (b)	50,000,000	49,954,465
		224,702,721
Finance – 15.5%
Antalis US Funding Corp.,
0.22%, 11/2/12 (b)(c)	20,000,000	19,999,878
Barclays US Funding LLC,
0.35%, 11/16/12 (b)	65,000,000	64,990,521
Barclays US Funding LLC,
0.35%, 11/21/12 (b)	50,000,000	49,990,278
Caisse d’Amortissement
de la Dette Sociale,
0.78%, 12/21/12 (b)	50,000,000	49,945,834
Deutsche Bank Financial LLC,
0.32%, 11/7/12 (b)	50,000,000	49,997,333
Deutsche Bank Financial LLC,
0.47%, 3/25/13 (b)	35,000,000	34,934,200
Deutsche Bank Financial LLC,
0.43%, 4/17/13 (b)	75,000,000	74,850,396
Gemini Securitization Corp. LLC,
0.42%, 11/1/12 (b)(c)	57,000,000	57,000,000
ING (US) Funding LLC,
0.40%, 11/1/12 (b)	38,000,000	38,000,000
ING (US) Funding LLC,
0.37%, 11/16/12 (b)	27,400,000	27,395,776
ING (US) Funding LLC,
0.35%, 12/12/12 (b)	40,000,000	39,984,056
LMA Americas LLC,
0.35%, 11/7/12 (b)(c)	17,000,000	16,999,008
Mizuho Funding LLC,
0.33%, 11/7/12 (b)(c)	45,000,000	44,997,525
Mizuho Funding LLC,
0.25%, 1/24/13 (b)(c)	60,000,000	59,965,700
Nieuw Amsterdam
Receivables Corp.,
0.25%, 1/9/13 (b)(c)	20,000,000	19,990,417
Rabobank USA Financial Corp.,
0.37%, 3/25/13 (b)	45,000,000	44,933,400
Royal Park Investment
Funding Corp.,
0.77%, 1/7/13 (b)(c)	29,000,000	28,958,442
Toyota Motor Credit Corp.,
0.63%, 2/26/13 (b)	50,000,000	49,897,625
		772,830,389
TOTAL COMMERCIAL
PAPER AND NOTES
(COST $2,097,181,209)		2,097,181,209

Corporate Obligations – 1.0%

Finance – 1.0%
General Electric Capital Corp.,
2.80%, 1/8/13, MTN	23,468,000	23,573,410
MetLife Global Funding I,
5.13%, 4/10/13	26,267,000	26,804,447
TOTAL CORPORATE
OBLIGATIONS
(COST $50,377,857)		50,377,857

Yankee Dollars – 3.4%

Banking – 1.9%
KfW, 0.22%, 6/17/13 (a)	25,000,000	24,997,050
Westpac Banking Corp.,
0.63%, 11/26/12 (a)	19,000,000	19,005,761
Westpac Banking Corp.,
0.81%, 6/14/13 (a)	15,000,000	15,037,097
Westpac Banking Corp.,
0.49%, 10/1/13, MTN (d)	35,000,000	35,000,000
		94,039,908
Commercial Banks – 1.5%
ANZ National International Ltd.,
2.38%, 12/21/12	50,000,000	50,140,144
ANZ National International Ltd.,
6.20%, 7/19/13	18,625,000	19,389,110
Commonwealth Bank of Australia,
0.93%, 3/19/13 (a)	5,000,000	5,010,601
		74,539,855
TOTAL YANKEE DOLLARS
(COST $168,579,763)		168,579,763

Variable Rate Demand Notes – 3.8%

California – 0.4%
Berkeley California Revenue,
0.18%, 7/1/38, (LOC Wells
Fargo Bank N.A.) (a)	8,805,000	8,805,000
California State Infrastructure &
Economic Development Bank
Revenue, 0.19%, 11/15/37,
(LOC U.S. Bank N.A.) (a)	9,300,000	9,300,000
		18,105,000
Idaho – 0.3%
Power County Industrial
Development Corp. Exempt
Facilities Revenue, 0.26%,
4/1/14, AMT, (LOC Wells
Fargo Bank N.A.) (a)	16,000,000	16,000,000
Illinois – 0.5%
Illinois Development Finance
Authority Solid Waste Disposal
Revenue, 0.25%, 9/1/27,
AMT, (LOC Wells Fargo
Bank N.A.) (a)	24,900,000	24,900,000
Indiana – 0.3%
Indiana State Finance Authority
Hospital Revenue, Series D,
0.19%, 3/1/33, (LOC Northern
Trust Co.) (a)	12,645,000	12,645,000
Kentucky – 0.2%
Kentucky State Economic
Development Finance
Authority, Series B-4, 0.19%,
8/15/38, (LOC Branch
Banking & Trust) (a)	9,655,000	9,655,000

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Variable Rate Demand Notes – 3.8%

	Principal	Amortized
	Amount ($)	Cost ($)
Ohio – 0.5%
Cleveland Ohio Economic &
Community Development
Revenue, 0.19%, 12/1/33, (LOC
PNC Bank N.A.) (a)	8,665,000	8,665,000
Ohio State Water Development
Authority Revenue, 0.22%,
11/1/25, (LOC Northern
Trust Co.) (a)	6,100,000	6,100,000
Warren County Ohio Health
Care Facilities Revenue,
0.20%, 7/1/31, (LOC U.S.
Bank N.A.) (a)	8,900,000	8,900,000
		23,665,000
Oregon – 0.3%
Clackamas County Oregon
Hospital Facility Authority
Revenue, Series B,
0.21%, 6/1/37, (LOC U.S.
Bank N.A.) (a)	16,700,000	16,700,000
Pennsylvania – 0.3%
Bucks County Pennsylvania
Industrial Development
Authority Hospital Revenue,
Series B, 0.20%, 7/1/39,
(LOC PNC Bank N.A.) (a)	13,500,000	13,500,000
South Carolina – 0.3%
South Carolina State Housing
Finance & Development
Authority Multi-family Rental
Housing Improvement
Revenue, 0.26%, 7/15/39,
AMT, (LOC Wells Fargo
Bank N.A.) (a)	17,250,000	17,250,000
Texas – 0.7%
San Antonio Empowerment
Zone Development Corp.
Contract Revenue, 0.24%,
10/1/37, AMT, (LOC U.S.
Bank N.A.) (a)	18,000,000	18,000,000
Tarrant County Texas Cultural
Educational Facilities
Finance Corp. Hospital
Revenue, Series E, 0.21%,
11/15/50, (LOC Wells Fargo
Bank N.A.) (a)	19,400,000	19,400,000
		37,400,000
TOTAL VARIABLE RATE
DEMAND NOTES
(COST $189,820,000)		189,820,000

U.S. Treasury Obligations – 7.0%

U.S. Treasury Notes – 7.0%
0.75%, 3/31/13	100,000,000	100,212,438
1.13%, 6/15/13	95,000,000	95,513,512
0.75%, 9/15/13	50,000,000	50,235,995
0.13%, 9/30/13	50,000,000	49,963,581
4.25%, 11/15/13	50,000,000	52,089,499
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $348,015,025)		348,015,025

Repurchase Agreements – 17.3%

Barclays Capital Group, purchased
on 10/26/12, 0.19%, due
on 11/2/12 with a maturity
value of $260,009,606,
collateralized by various U.S.
Government and Government
Agency Obligations, 4.50%-
5.50%, 12/1/39-8/1/41, fair
value $265,200,000	260,000,000	260,000,000
Deutsche Bank, purchased
on 10/31/12, 0.35%, due
on 11/1/12 with a maturity
value of $250,002,431,
collateralized by various U.S.
Government and Government
Agency Obligations, 3.00%-
4.00%, 10/1/32-3/1/42, fair
value $255,000,001	250,000,000	250,000,000
Goldman Sachs, purchased
on 10/26/12, 0.20%, due
on 11/2/12 with a maturity
value of $250,009,722,
collateralized by various U.S.
Government and Government
Agency Obligations, 1.20%-
6.75%, 8/20/13-3/15/31, fair
value $255,000,722	250,000,000	250,000,000
Goldman Sachs, purchased
on 10/31/12, 0.24%, due
on 11/1/12 with a maturity
value of $100,002,000,
collateralized by various
U.S. Treasury Obligations,
0.00%-2.63%, 11/15/12-
5/15/23, $102,000,001	100,000,000	100,000,000
TOTAL REPURCHASE
AGREEMENTS
(COST $860,000,000)		860,000,000

Time Deposit – 2.4%

BNP Paribas, 0.12%, 11/1/12	123,000,000	123,000,000
TOTAL TIME DEPOSIT
(COST $123,000,000)		123,000,000
TOTAL INVESTMENT
SECURITIES (COST
$4,977,028,033) — 99.9%		4,977,028,033

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

____________________

Percentages indicated are based on net assets of $4,980,416,231.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2012. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Rate presented represents the effective yield at time of purchase.
(c)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(d)	Step Bond. Income recognition is on the effective yield method for Step Bonds.
AMT	—	Interest on security is subject to federal alternative minimum tax
LLC	—	Limited Liability Company
LOC	—	Letter of Credit
MTN	—	Medium Term Note

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TAX-FREE MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012

Commercial Paper and Notes – 1.9%

	Principal	Amortized
	Amount ($)	Cost ($)
Wyoming – 1.9%
Sweetwater County Wyoming
Pollution Control Revenue,
0.17%, 11/2/12,
(LOC Barclays Bank plc)	2,000,000	2,000,000
TOTAL COMMERCIAL
PAPER AND NOTES
(COST $2,000,000)		2,000,000

Variable Rate Demand Notes – 84.9%

Alabama – 1.0%
Mobile Alabama Industrial
Development Board Dock &
Wharf Revenue, Series A,
0.26%, 6/1/32, (LOC Bayerische
Landesbank) (a)	1,000,000	1,000,000
California – 5.3%
ABAG Finance Authority for
Nonprofit Corps. Multi-family
Revenue, 0.24%, 5/15/38,
AMT, (Credit Support FNMA,
LIQ FAC FNMA) (a)	1,500,000	1,500,000
Bay Area Toll Authority California
Toll Bridge Revenue, Series E-1,
0.18%, 4/1/45, (LOC Bank of
Tokyo-Mitsubishi UFJ Ltd.) (a)	1,000,000	1,000,000
California State GO, Series A2,
0.21%, 5/1/34, (LOC State
Street Bank & Trust Co.,
California State Teacher’s
Retirement System) (a)	2,000,000	2,000,000
California State Infrastructure &
Economic Development Bank
Revenue, Series B, 0.24%,
11/1/26, (LOC Mizuho
Corporate Bank) (a)	1,045,000	1,045,000
		5,545,000
Colorado – 1.6%
Broomfield Colorado Urban
Renewal Authority Tax Increment
Revenue, 0.85%, 12/1/30,
(LOC BNP Paribas) (a)	645,000	645,000
Colorado Housing & Finance
Authority Multi-family Revenue,
0.22%, 2/15/28, (Credit Support
FNMA, LIQ FAC FNMA) (a)	1,000,000	1,000,000
		1,645,000
Connecticut – 1.4%
Connecticut State Development
Authority Revenue, 0.22%,
8/1/23, AMT, (LOC Bank
of Montreal) (a)	1,500,000	1,500,000
District of Columbia – 1.1%
Metropolitan Washington District
of Columbia Airport Authority
System Revenue, Sub-series
C-2, 0.21%, 10/1/39, (LOC
Barclays Bank plc) (a)	1,200,000	1,200,000
Florida – 3.4%
Orlando & Orange County Florida
Expressway Authority Revenue,
Series D, 0.21%, 7/1/32, (Credit
Support AGM, LOC Barclays
Bank plc) (a)	1,500,000	1,500,000
Polk County Florida Industrial
Development Authority Revenue,
0.28%, 10/1/19, AMT, (LOC
Branch Banking & Trust) (a)	2,045,000	2,045,000
		3,545,000
Georgia – 3.3%
Fulton County Georgia
Development Authority Revenue,
0.21%, 5/1/26, (LOC Branch
Banking & Trust) (a)	2,125,000	2,125,000
Roswell Georgia Housing
Authority Multi-family Revenue,
0.22%, 6/15/25, (Credit
Support FNMA) (a)	1,400,000	1,400,000
		3,525,000
Illinois – 2.4%
Illinois Finance Authority Revenue,
Series A, 0.22%, 11/1/45,
(LOC Northern Trust Co.) (a)	1,500,000	1,500,000
Illinois State Educational
Facilities Authority Revenue,
0.20%, 4/1/31, (LOC PNC
Bank N.A.) (a)	1,000,000	1,000,000
		2,500,000
Indiana – 6.8%
Indiana State Finance Authority
Environmental Revenue,
Series A-5, 0.20%, 10/1/40,
(LOC Sumitomo Mitsui
Banking Corp.) (a)	1,000,000	1,000,000
Indiana State Finance Authority
Revenue, Series A, 0.20%,
7/1/36, (LOC Northern
Trust Co.) (a)	900,000	900,000
Indianapolis Indiana Multi-family
Housing Revenue, 0.20%,
5/15/38, (Credit Support FNMA,
LIQ FAC FNMA) (a)	1,500,000	1,500,000
Lawrenceburg Indiana Pollution
Control Revenue, 0.19%, 10/1/19,
(LOC Bank of Nova Scotia) (a)	1,750,000	1,750,000
Lawrenceburg Indiana Pollution
Control Revenue, Series H,
0.21%, 11/1/21, (LOC Bank of
Nova Scotia) (a)	2,000,000	2,000,000
		7,150,000
Kansas – 2.8%
Olathe Kansas Industrial
Revenue, Series A, 0.35%,
3/1/27, AMT, (LOC Svenska
Handelsbanken) (a)(b)	1,000,000	1,000,000
See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC TAX-FREE MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Variable Rate Demand Notes, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Kansas, continued
Wichita Kansas Hospital
Revenue, Series B-1, 0.24%,
11/15/39, (LOC JPMorgan
Chase & Co.) (a)	2,000,000	2,000,000
		3,000,000
Louisiana – 2.0%
East Baton Rouge Parish Louisiana
Pollution Control Revenue,
0.20%, 11/1/19 (a)	1,120,000	1,120,000
Louisiana Public Facilities
Authority Revenue, Series B-1,
0.18%, 7/1/47, (LOC Bank
of New York) (a)	1,000,000	1,000,000
		2,120,000
Maryland – 1.6%
Montgomery County Maryland
Housing Opportunities
Commission Multi-family
Revenue, Series B, 0.24%,
5/1/26, (LOC Bank of
America N.A.) (a)	1,700,000	1,700,000
Massachusetts – 1.9%
Massachusetts State Development
Finance Agency Revenue,
Series A, 0.22%, 9/1/37,
(LOC JPMorgan Chase
Bank N.A.) (a)	2,000,000	2,000,000
Minnesota – 4.1%
St. Paul Minnesota Port Authority
District Cooling Revenue,
Series 9-BB, 0.23%, 3/1/29,
(LOC Deutsche Bank A.G.) (a)	2,070,000	2,070,000
St. Paul Minnesota Port Authority
District Heating Revenue,
Series 7-Q, 0.23%, 12/1/28,
(LOC Deutsche Bank A.G.) (a)	2,300,000	2,300,000
		4,370,000
Missouri – 1.9%
Kansas City Missouri Special
Obligation Revenue, Series E,
0.22%, 4/15/34, (LOC Sumitomo
Mitsui Banking Corp.) (a)	2,000,000	2,000,000
Nebraska – 0.9%
Saline County Nebraska
Hospital Authority No. 1
Hospital Revenue, Series C,
0.21%, 6/1/31, (LOC U.S.
Bank N.A.) (a)	985,000	985,000
Nevada – 1.5%
Nevada State Housing Division
Multi-family Revenue,
0.23%, 10/1/37, AMT,
(Credit Support FHLMC,
LIQ FAC FHLMC) (a)	1,600,000	1,600,000
New Mexico – 1.0%
New Mexico Educational
Assistance Foundation Revenue,
Series A-1, 0.22%, 4/1/34, AMT,
(Credit Support Guaranteed
Student Loans, LOC Royal Bank
of Canada) (a)	1,000,000	1,000,000
New York – 5.0%
New York City GO, Sub-series G-4,
0.20%, 4/1/42, (LOC PNC
Bank N.A.) (a)	1,000,000	1,000,000
New York State Energy
Research & Development
Authority Revenue,
Sub-series A-2, 0.19%,
5/1/39, (LOC Mizuho
Corporate Bank) (a)	1,500,000	1,500,000
Triborough Bridge & Tunnel
Authority Revenue, Series B,
0.19%, 1/1/32, (LOC State
Street Bank & Trust Co.) (a)	1,000,000	1,000,000
Triborough Bridge & Tunnel
Authority Revenue,
Series B-2B, 0.22%, 1/1/32,
(LOC California State Teacher’s
Retirement System) (a)	1,800,000	1,800,000
		5,300,000
Ohio – 5.2%
Cuyahoga County Ohio Hospital
Revenue, 0.20%, 2/1/35,
(LOC PNC Bank N.A.) (a)	1,500,000	1,500,000
Hamilton County Ohio Health
Care Revenue, Series B,
0.23%, 1/1/37, (LOC PNC
Bank N.A.) (a)	500,000	500,000
Ohio State Air Quality
Development Authority
Revenue, Series C,
0.20%, 2/1/26, (LOC Bank of
Tokyo-Mitsubishi UFJ Ltd.) (a)	2,000,000	2,000,000
Ohio State Air Quality
Development Authority Revenue,
Series B, 0.24%, 10/1/33,
(LOC Bank of Nova Scotia,
Guaranty Agreement FirstEnergy
Solutions Corp.) (a)	1,500,000	1,500,000
		5,500,000
Oregon – 2.2%
Oregon State Business
Development Commission
Revenue, Series 230,
0.24%, 4/1/41, AMT,
(LOC U.S. Bank N.A.) (a)	2,300,000	2,300,000
Pennsylvania – 6.6%
Beaver County Pennsylvania
Industrial Development Authority
Revenue, Series B, 0.21%,
11/1/25, (LOC UBS A.G.) (a)	2,000,000	2,000,000

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TAX-FREE MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Variable Rate Demand Notes, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Pennsylvania, continued
Haverford Township
Pennsylvania School District GO,
0.22%, 3/1/30, (Credit Support
State Aid Withholding, LOC TD
Bank N.A.) (a)	1,000,000	1,000,000
Philadelphia Pennsylvania
School District GO, Series F,
0.21%, 9/1/30, (Credit Support
State Aid Withholding, LOC TD
Bank N.A.) (a)	2,000,000	2,000,000
Southeastern Pennsylvania
Transportation Authority
Revenue, 0.21%, 3/1/22,
(LOC PNC Bank N.A.) (a)	2,000,000	2,000,000
		7,000,000
Rhode Island – 1.2%
Rhode Island State Industrial
Facilities Corp. Marine Term
Revenue, 0.23%, 2/1/25 (a)	1,300,000	1,300,000
South Carolina – 3.0%
North Charleston South Carolina
Certificates of Participation,
0.22%, 9/1/19, (LOC Bank of
America N.A.) (a)	2,000,000	2,000,000
South Carolina Jobs Economic
Development Authority Revenue,
0.21%, 3/1/23, (LOC Branch
Banking & Trust) (a)	1,150,000	1,150,000
		3,150,000
Texas – 4.3%
Austin Texas Water & Wastewater
System Revenue, 0.20%, 5/15/31,
(LOC Bank of Tokyo-Mitsubishi
UFJ Ltd., LOC Sumitomo Mitsui
Banking Corp.) (a)	500,000	500,000
Harris County Texas
Hospital District Revenue,
0.21%, 2/15/42, (LOC
JPMorgan Chase Bank) (a)	1,000,000	1,000,000
Houston Texas Utility
System Revenue, Series B-3,
0.19%, 5/15/34, (LOC Sumitomo
Mitsui Banking Corp.) (a)	1,000,000	1,000,000
Tarrant County Texas Cultural
Education Facilities Finance
Corp. Hospital Revenue,
Series C, 0.18%, 11/15/50,
(LOC Northern Trust Co.) (a)	2,000,000	2,000,000
		4,500,000
Utah – 1.0%
Utah State Transit Authority
Sales Tax Revenue,
Sub-series B, 0.26%, 6/15/36,
(LOC BNP Paribas) (a)	1,000,000	1,000,000
Virginia – 1.8%
Virginia State Commonwealth
University Health System
Authority Revenue, Series B,
0.23%, 7/1/30, (Credit Support
AMBAC, LOC Wachovia
Bank N.A.) (a)	1,925,000	1,925,000
Washington – 2.8%
Washington State Housing Finance
Commission Multi-family
Housing Revenue, 0.22%,
7/1/44, (Credit Support FHLMC,
LIQ FAC FHLMC) (a)	1,800,000	1,800,000
Washington State Housing Finance
Commission Nonprofit Revenue,
0.21%, 11/1/25, (LOC U.S.
Bank N.A.) (a)	1,200,000	1,200,000
		3,000,000
Wisconsin – 2.2%
Wisconsin State Health &
Educational Facilities
Authority Revenue, Series B,
0.26%, 4/1/35, (LOC U.S.
Bank N.A.) (a)	1,500,000	1,500,000
Wisconsin State Health &
Educational Facilities Authority
Revenue, 0.21%, 2/1/38, (LOC
BMO Harris Bank N.A.) (a)	805,000	805,000
		2,305,000
Wyoming – 5.6%
Gillette Wyoming Pollution
Control Revenue, 0.19%, 1/1/18,
(LOC Barclays Bank plc) (a)	1,600,000	1,600,000
Lincoln County Wyoming
Pollution Control Revenue,
0.20%, 8/1/15 (a)	1,000,000	1,000,000
Lincoln County Wyoming
Pollution Control Revenue,
0.21%, 1/1/16, (LOC Wells
Fargo Bank N.A.) (a)	1,300,000	1,300,000
Sweetwater County Wyoming
Pollution Control Revenue,
Series B, 0.20%, 12/1/20, (LOC
Wells Fargo Bank N.A.) (a)	2,000,000	2,000,000
		5,900,000
TOTAL VARIABLE RATE
DEMAND NOTES
(COST $89,865,000)		89,565,000

Municipal Bonds – 11.6%

Arizona – 1.0%
Arizona State School Facilities
Board Certificates of
Participation, Series A,
5.25%, 9/1/17, (Credit
Support NATL-RE),
prerefunded 3/1/13 @ 100	1,080,000	1,097,925

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC TAX-FREE MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Municipal Bonds, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Georgia – 1.1%
Georgia Municipal Electric
Authority Revenue, Series A,
5.25%, 11/1/15, (Credit Support
NATL-RE), prerefunded
11/1/12 @ 100	1,115,000	1,115,000
Illinois – 4.8%
Chicago Illinois Metropolitan
Water Reclamation District-
Greater Chicago GO, Series C,
5.38%, 12/1/15, prerefunded
12/1/12 @ 100	1,500,000	1,506,281
Chicago Illinois Metropolitan
Water Reclamation District-
Greater Chicago GO, Series C,
5.38%, 12/1/16, prerefunded
12/1/12 @ 100	1,500,000	1,506,350
Du Page Cook & Will Counties
Illinois Community College
District GO, Series A,
5.25%, 6/1/16, prerefunded
6/1/13 @ 100	2,000,000	2,058,466
		5,071,097
Michigan – 0.5%
Van Buren Township Michigan
Local Development Authority
GO, 5.25%, 4/1/23,
(Credit Support FGIC),
prerefunded 4/1/13 @ 100	500,000	510,193
Texas – 1.5%
Waco Texas GO, 4.50%, 2/1/25,
prerefunded 2/1/13 @ 100	1,600,000	1,617,273
Virginia – 1.7%
Hampton Virginia Convention
Center Revenue, 5.13%,
1/15/28, (Credit Support
AMBAC), prerefunded
1/15/13 @ 100	1,800,000	1,817,953
Washington – 1.0%
Pierce County Washington School
District GO, 5.25%, 12/1/22,
(Credit Support NATL-RE
FGIC, School Board Guaranty),
prerefunded 12/1/12 @ 100	1,000,000	1,004,133
TOTAL MUNICIPAL BONDS
(COST $12,233,574)		12,233,574
TOTAL INVESTMENT
SECURITIES (COST
$103,798,574) — 98.4%		103,798,574
____________________

Percentages indicated are based on net assets of $105,492,836.
(a)	Variable rate security. The rate presented represents the rate in effect at October 31, 2012. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(b)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

AGM	—	Assured Guaranty Municipal Corporation
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Interest on security is subject to federal alternative minimum tax
FGIC	—	Financial Guaranty Insurance Company
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
GO	—	General Obligation
LIQ FAC	—	Liquidity Facility
LOC	—	Letter of Credit
NATL-RE	—	Reinsurance provided by the National Public Finance Guarantee Corporation

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012

U.S. Government and Government Agency
Obligations – 19.1%

	Principal	Amortized
	Amount ($)	Cost ($)
Federal Farm Credit Bank – 12.6%
0.30%, 2/11/13(a), Series 4	39,000,000	39,013,224
0.18%, 3/8/13(a)	80,000,000	79,997,178
0.25%, 3/28/13(a), Series 1	40,000,000	40,009,800
0.20%, 4/2/13(a)	108,500,000	108,500,000
0.19%, 5/3/13(a)	150,000,000	150,000,000
0.33%, 6/19/13(a)	75,000,000	75,067,030
0.20%, 7/2/13(a), Series 1	85,000,000	85,000,000
0.19%, 10/16/13(a)	50,000,000	50,000,000
		627,587,232
Federal Home Loan Bank – 2.3%
0.26%, 4/10/13	92,400,000	92,395,949
0.30%, 6/4/13, Callable
12/4/12 @ 100	25,000,000	25,000,000
		117,395,949
Federal National Mortgage Association – 4.2%
0.14%, 11/21/12(b)	30,000,000	29,997,667
0.37%, 12/3/12(a)	99,200,000	99,214,108
0.29%, 3/14/13(a)	82,750,000	82,758,939
		211,970,714
TOTAL U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
(COST $956,953,895)		956,953,895

U.S. Treasury Obligations – 23.5%

U.S. Treasury Notes – 23.5%
4.00%, 11/15/12	75,000,000	75,109,197
3.38%, 11/30/12	10,000,000	10,025,561
3.88%, 2/15/13	63,000,000	63,674,171
0.63%, 2/28/13	100,000,000	100,143,489
1.38%, 3/15/13	50,000,000	50,214,257
0.75%, 3/31/13	175,000,000	175,379,237
1.75%, 4/15/13	200,000,000	201,396,259
3.13%, 4/30/13	50,000,000	50,715,058
1.13%, 6/15/13	49,000,000	49,263,797
1.00%, 7/15/13	50,000,000	50,264,323
4.25%, 8/15/13	65,000,000	67,056,459
0.13%, 9/30/13	50,000,000	49,963,677
3.13%, 9/30/13	125,000,000	128,324,030
2.75%, 10/31/13	50,000,000	51,265,770
0.50%, 11/15/13	50,000,000	50,148,800
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $1,172,944,085)		1,172,944,085

Repurchase Agreements – 53.8%

Bank of America Corp., purchased
on 10/31/12, 0.32%, due on
11/1/12 with a maturity value of
$400,003,556, collateralized by
various U.S. Government and
Government Agency Obligations,
2.24%-3.50%, 5/1/42-10/1/42,
fair value $408,000,001	400,000,000	400,000,000
Barclays Capital Group, purchased
on 10/26/12, 0.19%, due on
11/2/12 with a maturity value
of $220,008,128, collateralized
by various U.S. Government
and Government Agency
Obligations, 4.50%, 8/1/41, fair
value $224,400,001	220,000,000	220,000,000
Barclays Capital Group, purchased
on 10/31/12, 0.31%, due on
11/1/12 with a maturity value of
$200,001,722, collateralized by
various U.S. Government and
Government Agency Obligations,
3.50%-4.00%, 11/1/41-9/1/42,
fair value $204,000,001	200,000,000	200,000,000
Barclays Capital Group, purchased
on 10/31/12, 0.32%, due on
11/1/12 with a maturity value of
$125,001,111, collateralized by
various U.S. Treasury Obligations,
0.38%-2.25%, 12/10/12-12/19/12,
fair value $127,500,001	125,000,000	125,000,000
BNP Paribas, purchased on
10/31/12, 0.22%, due on
11/7/12 with a maturity value of
$240,010,267, collateralized by
various U.S. Government and
Government Agency Obligations,
1.13%-6.00%, 11/1/20-10/1/42,
fair value $244,800,000	240,000,000	240,000,000
BNP Paribas, purchased on
10/31/12, 0.30%, due on
11/1/12 with a maturity value of
$100,000,833, collateralized by
various U.S. TreasuryObligations,
0.00%, 1/15/30-4/15/30, fair
value $102,000,318	100,000,000	100,000,000
Citigroup Global Markets,
purchased on 10/31/12,
0.32%, due on 11/1/12 with a
maturity value of $300,002,667,
collateralized by various U.S.
Government and Government
Agency Obligations, 3.50%-
5.00%, 6/15/25-8/15/42, fair
value $306,000,001	300,000,000	300,000,000
Deutsche Bank, purchased on
10/31/12, 0.35%, due on
11/1/12 with a maturity value of
$250,002,431, collateralized by
various U.S. TreasuryObligations,
0.13%-2.38%, 1/15/22-1/15/25,
fair value $255,000,100	250,000,000	250,000,000

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Repurchase Agreements, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Greenwich Capital Markets, Inc.,
purchased on 10/31/12,
0.25%, due on 11/1/12 with a
maturity value of $150,001,042,
collateralized by various
U.S. Treasury Obligations,
0.75%-2.25%, 10/31/17-7/31/18,
fair value $153,003,515	150,000,000	150,000,000
Greenwich Capital Markets, Inc.,
purchased on 10/31/12, 0.26%,
due on 11/1/12 with a maturity
value of $350,002,528,
collateralized by U.S. Treasury
Obligations, 1.00%, 6/30/19,
fair value $357,003,612	350,000,000	350,000,000
Greenwich Capital Markets, Inc.,
purchased on 10/31/12, 0.35%,
due on 11/1/12 with a maturity
value of $350,003,403,
collateralized by various
U.S. Treasury Obligations,
0.00%, 1/7/13-4/22/13, fair
value $357,000,089	350,000,000	350,000,000
TOTAL REPURCHASE
AGREEMENTS
(COST $2,685,000,000)		2,685,000,000
TOTAL INVESTMENT
SECURITIES (COST
$4,814,897,980) — 96.4%		4,814,897,980
____________________

Percentages indicated are based on net assets of $4,993,428,258.
(a)	Variable rate security. The rate presented represents the rate in effect at October 31, 2012. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(b)	Discount note. Rate presented represents the effective yield at time of purchase.

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2012

U.S. Treasury Obligations – 99.1%

	Principal	Amortized
	Amount ($)	Cost ($)
U.S. Treasury Bills – 62.8%
0.10%, 11/1/12(a)	117,000,000	117,000,000
0.12%, 11/8/12(a)	325,000,000	324,992,749
0.12%, 11/15/12(a)	500,000,000	499,976,190
0.12%, 11/23/12(a)	350,000,000	349,974,487
0.13%, 1/31/13(a)	200,000,000	199,934,278
		1,491,877,704
U.S. Treasury Notes – 36.3%
1.38%, 11/15/12	100,000,000	100,046,782
4.00%, 11/15/12	75,000,000	75,109,238
0.50%, 11/30/12	40,000,000	40,010,596
3.38%, 11/30/12	40,000,000	40,102,309
0.63%, 12/31/12	50,000,000	50,037,802
1.38%, 1/15/13	165,000,000	165,411,014
0.63%, 1/31/13	20,000,000	20,020,970
3.88%, 2/15/13	50,000,000	50,533,872
0.63%, 2/28/13	50,000,000	50,078,592
2.75%, 2/28/13	25,000,000	25,209,797
1.38%, 3/15/13	70,000,000	70,317,032
3.13%, 4/30/13	25,000,000	25,358,335
3.50%, 5/31/13	25,000,000	25,479,483
1.13%, 6/15/13	45,000,000	45,248,459
4.25%, 8/15/13	75,000,000	77,384,589
		860,348,870
TOTAL INVESTMENT SECURITIES — 99.1%		2,352,226,574
____________________

Percentages indicated are based on net assets of $2,373,986,181.
(a)       Discount note. Rate presented represents the effective yield at time of purchase.

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC FAMILY OF FUNDS
Statements of Assets and Liabilities—as of October 31, 2012

	New York
	Tax-Free	Prime	Tax-Free
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Assets:
Investments, at value and amortized cost	$277,113,855	$4,117,028,033	$103,798,574
Repurchase agreements, at value and cost	—	860,000,000	—
Total Investments	277,113,855	4,977,028,033	103,798,574
Cash	5,867,261	1,079,315	1,435,844
Interest receivable	220,558	3,739,254	234,827
Receivable for capital shares issued	—	221,922	—
Receivable from Investment Adviser	41,009	—	15,912
Receivable from Administrator	—	—	9,932
Prepaid expenses and other assets	26,397	88,098	24,549
Total Assets	283,269,080	4,982,156,622	105,519,638
Liabilities:
Dividends payable	—	445,704	—
Accrued expenses and other liabilities:
Investment Management	—	498,391	—
Administration	13,374	217,947	—
Shareholder Servicing	—	29,735	—
Compliance Service	169	—	158
Accounting	5,690	—	—
Custodian	6,346	74,413	2,542
Transfer Agent	2,651	3,486	2,874
Trustee	499	17,484	87
Other	32,230	453,231	21,141
Total Liabilities	60,959	1,740,391	26,802
Net Assets	$283,208,121	$4,980,416,231	$105,492,836

Composition of Net Assets:
Capital	283,208,120	4,980,404,785	105,492,835
Undistributed (distributions in excess of ) net investment income	1	—	1
Accumulated net realized gains (losses) from investments	—	11,446	—
Net Assets	$283,208,121	$4,980,416,231	$105,492,836

Net Assets:
Class A Shares	$145,634	$33,546,135	$—
Class B Shares	—	41,295	—
Class C Shares	—	5,759	—
Class D Shares	187,325,938	1,303,826,958	86,660,446
Class I Shares	—	3,025,687,834	—
Class Y Shares	95,736,549	617,308,250	18,832,390
	$283,208,121	$4,980,416,231	$105,492,836
Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	145,634	33,546,625	—
Class B Shares	—	41,324	—
Class C Shares	—	5,758	—
Class D Shares	187,329,417	1,303,764,238	86,658,600
Class I Shares	—	3,025,759,484	—
Class Y Shares	95,739,622	617,301,580	18,833,868
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00	$—
Class B Shares(a)	$—	$1.00	$—
Class C Shares(a)	$—	$1.00	$—
Class D Shares	$1.00	$1.00	$1.00
Class I Shares	$—	$1.00	$—
Class Y Shares	$1.00	$1.00	$1.00
____________________

(a)     Redemption Price per share varies by length of time shares are held.

28 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Statements of Assets and Liabilities—as of October 31, 2012 (continued)

	U.S.
	Government	U.S. Treasury
	Money Market	Money Market
	Fund	Fund
Assets:
Investments, at value and amortized cost	$2,129,897,980	$2,352,226,574
Repurchase agreements, at value and cost	2,685,000,000	—
Total Investments	4,814,897,980	2,352,226,574
Cash	175,223,683	216,428,275
Interest receivable	4,289,629	5,427,233
Receivable for capital shares issued	58,867	—
Receivable from Investment Adviser	—	113,993
Prepaid expenses and other assets	95,989	59,865
Total Assets	4,994,566,148	2,574,255,940
Liabilities:
Dividends payable	84,167	—
Payable for investments purchased	—	199,934,278
Accrued expenses and other liabilities:
Investment Management	267,437	—
Administration	192, 374	71,333
Compliance Service	2,640	—
Accounting	132	—
Custodian	57,963	20,684
Transfer Agent	2,764	2,770
Trustee	14,195	5,589
Other	516,218	235,105
Total Liabilities	1,137,890	200,269,759
Net Assets	$4,993,428,258	$2,373,986,181

Composition of Net Assets:
Capital	4,993,431,822	2,373,997,582
Undistributed (distributions in excess of) net investment income	2	9
Accumulated net realized gains (losses) from investments	(3,566)	(11,410)
Net Assets	$4,993,428,258	$2,373,986,181

Net Assets:
Class A Shares	$238,425	$5,099
Class B Shares	76,382	1,030
Class D Shares	614,499,182	662,062,897
Class I Shares	1,873,166,017	555,286,654
Class Y Shares	2,505,448,252	1,156,630,501
	$4,993,428,258	$2,373,986,181
Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	238,556	5,091
Class B Shares	76,370	1,031
Class D Shares	614,317,797	662,062,320
Class I Shares	1,873,288,028	555,319,700
Class Y Shares	2,505,511,431	1,156,614,419
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00
Class B Shares(a)	$1.00	$1.00
Class D Shares	$1.00	$1.00
Class I Shares	$1.00	$1.00
Class Y Shares	$1.00	$1.00
____________________

(a)     Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC FAMILY OF FUNDS
Statements of Operations—For the year ended October 31, 2012

	New York
	Tax-Free	Prime	Tax-Free
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Investment Income:
Interest	$589,002	$18,284,475	$228,177
Dividends	22	—	—
Total Investment Income	589,024	18,284,475	228,177

Expenses:
Investment Management	357,685	5,920,409	120,113
Advisory Services:
Operational Support - Class A Shares	107	29,241	—
Operational Support - Class B Shares	—	64	—
Operational Support - Class C Shares	—	7	—
Operational Support - Class D Shares	117,613	1,416,568	92,072
Operational Support - Class Y Shares	61,124	615,762	28,041
Administration:
Class A Shares	105	14,345	—
Class B Shares	—	32	—
Class D Shares	118,087	693,767	45,070
Class I Shares	—	1,888,886	—
Class Y Shares	60,716	301,668	13,733
Distribution:
Class B Shares	—	480	—
Class C Shares	—	46	—
Shareholder Servicing:
Class A Shares	848	116,684	—
Class B Shares	—	158	—
Class C Shares	—	14	—
Class D Shares	588,069	3,536,821	230,212
Accounting	82,475	78,175	76,093
Compliance Service	8,110	119,780	2,632
Custodian	24,191	292,156	10,853
Printing	23,022	285,203	4,481
Transfer Agent	33,315	62,974	34,857
Trustee	20,261	347,715	6,842
Registration fees	56,943	104,978	71,336
Other	75,883	1,134,788	46,679
Total expenses before fee reductions	1,628,554	16,960,721	783,014
Fees voluntarily reduced/reimbursed by Investment Adviser	(415,682)	(920,071)	(322,126)
Fees voluntarily reduced/reimbursed by Administrator	(31,491)	—	(2,150)
Fees voluntarily reduced/reimbursed by Distributor	—	(525)	—
Fees voluntarily reduced/reimbursed by Shareholder Servicing Agent	(588,917)	(3,412,405)	(229,173)
Fees paid indirectly	(3,440)	(589)	(1,388)
Net Expenses	589,024	12,627,131	228,177

Net Investment Income (Loss)	—	5,657,344	—

Net realized gains (losses) from investments	—	24,826	—
Change In Net Assets Resulting From Operations	$—	$5,682,170	$—

30 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Statements of Operations—For the year ended October 31, 2012 (continued)

	U.S.	U.S.
	Government	Treasury
	Money Market	Money Market
	Fund	Fund
Investment Income:
Interest	$8,626,017	$1,965,859
Total Investment Income	8,626,017	1,965,859

Expenses:
Investment Management	4,956,347	2,316,716
Advisory Services:
Operational Support - Class A Shares	1,692	66
Operational Support - Class B Shares	85	19
Operational Support - Class C Shares	—	1
Operational Support - Class D Shares	647,926	565,857
Operational Support - Class Y Shares	2,336,471	1,119,789
Administration:
Class A Shares	818	31
Class B Shares	40	9
Class C Shares	—	1
Class D Shares	317,466	276,907
Class I Shares	966,885	309,451
Class Y Shares	1,145,559	548,789
Distribution:
Class B Shares	630	142
Class C Shares	—	19
Shareholder Servicing:
Class A Shares	6,770	267
Class B Shares	209	47
Class C Shares	—	3
Class D Shares	1,619,836	1,414,661
Accounting	68,207	66,323
Compliance Service	96,860	47,314
Custodian	248,291	97,680
Printing	105,428	18,952
Transfer Agent	51,168	42,234
Trustee	295,359	136,846
Registration fees	76,008	53,064
Other	1,052,123	510,002
Total expenses before fee reductions	13,994,178	7,525,190
Fees voluntarily reduced/reimbursed by Investment Adviser	(3,844,068)	(3,784,582)
Fees voluntarily reduced/reimbursed by Administrator	(453,241)	(306,356)
Fees voluntarily reduced/reimbursed by Distributor	(630)	(152)
Fees voluntarily reduced/reimbursed by Shareholder Servicing Agent	(1,626,815)	(1,414,978)
Fees paid indirectly	(32,481)	(53,272)
Net Expenses	8,036,943	1,965,850

Net Investment Income (Loss)	589,074	9

Net realized gains (losses) from investments	2,240	8,482
Change In Net Assets Resulting From Operations	$591,314	$8,491

See notes to financial statements.	HSBC FAMILY OF FUNDS 31

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets

	New York Tax-Free		Prime
	Money Market Fund		Money Market Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011
Investment Activities:
Operations:
Net investment income (loss)	$—	$40,079	$5,657,344	$5,030,518
Net realized gains (losses) from investments	—	—	24,826	186,929
Change in net assets resulting from operations	—	40,079	5,682,170	5,217,447

Dividends:
Net investment income:
Class A Shares	—	(104)	(2,958)	(2,420)
Class B Shares	—	—	(7)	(18)
Class C Shares	—	—	(4)	(8)
Class D Shares	—	(29,578)	(143,373)	(174,840)
Class I Shares	—	—	(5,344,845)	(4,730,216)
Class Y Shares	—	(10,398)	(166,157)	(126,895)
Change in net assets resulting from
shareholder dividends	—	(40,080)	(5,657,344)	(5,034,397)

Change in net assets resulting from
capital transactions	(244,839,081)	27,291,715	(1,590,758,408)	(944,671,396)
Change in net assets	(244,839,081)	27,291,714	(1,590,733,582)	(944,488,346)

Net Assets:
Beginning of period	528,047,202	500,755,488	6,571,149,813	7,515,638,159
End of period	$283,208,121	$528,047,202	$4,980,416,231	$6,571,149,813
Accumulated net investment income (loss)	$1	$1	$—	$—

32 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	New York Tax-Free		Prime
	Money Market Fund		Money Market Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$150,000	$2,560,641	$11,405,354	$35,520,209
Dividends reinvested	—	100	102	127
Value of shares redeemed	(200,000)	(16,927,984)	(5,622,050)	(40,700,451)
Class A Shares capital transactions	(50,000)	(14,367,243)	5,783,406	(5,180,115)

Class B Shares:
Proceeds from shares issued	—	—	19,430	21,964
Dividends reinvested	—	—	6	13
Value of shares redeemed	—	—	(110,006)	(115,996)
Class B Shares capital transactions	—	—	(90,570)	(94,019)

Class C Shares:
Proceeds from shares issued	—	—	745	148,117
Dividends reinvested	—	—	4	8
Value of shares redeemed	—	—	(777)	(186,363)
Class C Shares capital transactions	—	—	(28)	(38,238)

Class D Shares:
Proceeds from shares issued	589,072,353	1,089,562,960	5,747,496,581	6,469,859,849
Dividends reinvested	—	22,219	112,060	136,446
Value of shares redeemed	(821,794,410)	(1,050,431,214)	(6,035,401,728)	(6,574,729,064)
Class D Shares capital transactions	(232,722,057)	39,153,965	(287,793,087)	(104,732,769)

Class I Shares:
Proceeds from shares issued	—	—	37,580,221,468	42,931,122,838
Dividends reinvested	—	—	2,814,430	2,548,860
Value of shares redeemed	—	—	(38,866,710,107)	(43,303,107,094)
Class I Shares capital transactions	—	—	(1,283,674,209)	(369,435,396)

Class Y Shares:
Proceeds from shares issued	350,447,077	611,549,903	2,112,812,015	2,135,069,470
Dividends reinvested	—	7,717	146,189	117,129
Value of shares redeemed	(362,514,101)	(609,052,627)	(2,137,942,124)	(2,600,377,458)
Class Y Shares capital transactions	(12,067,024)	2,504,993	(24,983,920)	(465,190,859)
Change in net assets resulting from
capital transactions	$(244,839,081)	$27,291,715	$(1,590,758,408)	$(944,671,396)

See notes to financial statements.	HSBC FAMILY OF FUNDS 33

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	Tax-Free		U.S. Government
	Money Market Fund		Money Market Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011
Investment Activities:
Operations:
Net investment income (loss)	$—	$11,489	$589,074	$1,248,618
Net realized gains (losses) from investments	—	—	2,240	220,254
Change in net assets resulting from operations	—	11,489	591,314	1,468,872

Dividends:
Net investment income:
Class A Shares	—	—	(169)	(869)
Class B Shares	—	—	(8)	(8)
Class D Shares	—	(6,019)	(64,809)	(79,461)
Class I Shares	—	—	(290,312)	(886,348)
Class Y Shares	—	(5,469)	(233,776)	(282,432)
Net realized gains:
Class A Shares	—	—	(35)	—
Class B Shares	—	—	(1)	—
Class D Shares	—	(1,194)	(7,445)	—
Class I Shares	—	—	(19,650)	—
Class Y Shares	—	(585)	(18,416)	—
Change in net assets resulting from
shareholder dividends	—	(13,267)	(634,621)	(1,249,118)

Change in net assets resulting from
capital transactions	(15,126,186)	15,452,934	885,763,811	(4,860,273,121)
Change in net assets	(15,126,186)	15,451,156	885,720,504	(4,860,053,367)

Net Assets:
Beginning of period	120,619,022	105,167,866	4,107,707,754	8,967,761,121
End of period	$105,492,836	$120,619,022	$4,993,428,258	$4,107,707,754
Accumulated net investment income (loss)	$1	$1	$2	$2

34 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	Tax-Free		U.S. Government
	Money Market Fund		Money Market Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$12,635,616	$31,276,415
Dividends reinvested	—	—	18	79
Value of shares redeemed	—	(255)	(16,391,097)	(53,208,562)
Class A Shares capital transactions	—	(255)	(3,755,463)	(21,932,068)

Class B Shares:
Proceeds from shares issued	—	—	—	72,864
Dividends reinvested	—	—	9	8
Value of shares redeemed	—	—	(17,135)	(67,324)
Class B Shares capital transactions	—	—	(17,126)	5,548

Class C Shares:
Value of shares redeemed	—	—	—	(3)
Class C Shares capital transactions	—	—	—	(3)

Class D Shares:
Proceeds from shares issued	232,816,627	217,131,493	2,112,895,877	3,459,519,344
Dividends reinvested	—	2,418	41,463	50,828
Value of shares redeemed	(226,118,806)	(211,158,639)	(2,244,889,380)	(3,635,390,571)
Class D Shares capital transactions	6,697,821	5,975,272	(131,952,040)	(175,820,399)

Class I Shares:
Proceeds from shares issued	—	—	15,350,488,166	24,356,407,905
Dividends reinvested	—	—	206,034	640,334
Value of shares redeemed	—	—	(15,123,273,533)	(27,812,865,292)
Class I Shares capital transactions	—	—	227,420,667	(3,455,817,053)

Class Y Shares:
Proceeds from shares issued	151,658,520	213,868,994	16,530,799,457	18,153,063,238
Dividends reinvested	—	900	250,271	276,177
Value of shares redeemed	(173,482,527)	(204,391,977)	(15,736,981,955)	(19,360,048,561)
Class Y Shares capital transactions	(21,824,007)	9,477,917	794,067,773	(1,206,709,146)
Change in net assets resulting from
capital transactions	$(15,126,186)	$15,452,934	$885,763,811	$(4,860,273,121)

See notes to financial statements.	HSBC FAMILY OF FUNDS 35

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	U.S. Treasury
	Money Market Fund
	For the	For the
	year ended	year ended
	October 31, 2012	October 31, 2011
Investment Activities:
Operations:
Net investment income (loss)	$9	$276,251
Net realized gains (losses) from investments	8,482	4,376
Change in net assets resulting from operations	8,491	280,627

Dividends:
Net investment income:
Class A Shares	—	(212)
Class B Shares	—	(5)
Class D Shares	—	(73,082)
Class I Shares	—	(108,964)
Class Y Shares	—	(93,694)
Net realized gains:
Class A Shares	—	(2)
Class B Shares	—	(1)
Class D Shares	(6,485)	(8,821)
Class I Shares	(6,826)	(22,434)
Class Y Shares	(10,955)	(12,621)
Change in net assets resulting from shareholder dividends	(24,266)	(319,836)

Change in net assets resulting from capital transactions	(229,081,790)	(682,335,435)

Change in net assets	(229,097,565)	(682,374,644)

Net Assets:
Beginning of period	2,603,083,746	3,285,458,390
End of period	$2,373,986,181	$2,603,083,746
Accumulated net investment income (loss)	$9	$—

36 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	U.S. Treasury
	Money Market Fund
	For the	For the
	year ended	year ended
	October 31, 2012	October 31, 2011
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$1,775,885
Dividends reinvested	—	187
Value of shares redeemed	(607,887)	(34,165,775)
Class A Shares capital transactions	(607,887)	(32,389,703)

Class B Shares:
Proceeds from shares issued	—	1,031
Dividends reinvested	—	6
Value of shares redeemed	(34,382)	(15,915)
Class B Shares capital transactions	(34,382)	(14,878)

Class C Shares:
Proceeds from shares issued	114,177	—
Value of shares redeemed	(114,177)	(41)
Class C Shares capital transactions	—	(41)

Class D Shares:
Proceeds from shares issued	1,836,487,946	2,802,057,554
Dividends reinvested	2,757	49,431
Value of shares redeemed	(1,794,363,660)	(2,908,396,536)
Class D Shares capital transactions	42,127,043	(106,289,551)

Class I Shares:
Proceeds from shares issued	2,342,393,162	8,121,397,977
Dividends reinvested	3,734	75,052
Value of shares redeemed	(2,770,079,317)	(8,517,488,640)
Class I Shares capital transactions	(427,682,421)	(396,015,611)

Class Y Shares:
Proceeds from shares issued	1,844,352,806	2,033,753,306
Dividends reinvested	10,587	101,736
Value of shares redeemed	(1,687,247,536)	(2,181,480,693)
Class Y Shares capital transactions	157,115,857	(147,625,651)
Change in net assets resulting from capital transactions	$(229,081,790)	$(682,335,435)

See notes to financial statements.	HSBC FAMILY OF FUNDS	37

HSBC NEW YORK TAX-FREE MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
				Net														Ratio		Ratio of		Ratio of		Ratios of
				Realized and														of Net		Expenses		Net		Expenses
				Unrealized														Expenses		to Average		Investment		to Average
	Net Asset	Net		Gains						Net Realized							Net Assets	to		Net Assets		Income		Net Assets
	Value,	Investment		(Losses)		Total from		Net		Gains from				Net Asset			at End of	Average		(Excluding		to Average		(Excluding
	Beginning	Income		from		Investment		Investment		Investment		Total		Value, End	Total		Period	Net		Fees Paid		Net		Fee
	of Period	(Loss)		Investments		Activities		Income		Transactions		Dividends		of Period	Return(a)		(000’s)	Assets		Indirectly)		Assets		Reductions)
CLASS A SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.94%		$45,791	0.63%		0.63%		2.09%		0.63%
Year Ended October 31, 2009	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.18	%(c)	40,698	0.49	%(c)	0.49	%(c)	0.21	%(c)	0.67	%(c)
Year Ended October 31, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.02	%(d)	14,564	0.23%		0.23%		0.02	%(d)	0.64%
Year Ended October 31, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.01%		196	0.22%		0.22%		0.01%		0.66%
Year Ended October 31, 2012	1.00	—		—		—		—		—		—		1.00	—%		146	0.17%		0.17%		—%		0.69%
CLASS B SHARES
Year Ended October 31, 2008	$1.00	0.01		—		0.01		(0.01)		—		(0.01)		$1.00	1.33%		$35	1.23%		1.23%		1.30%		1.23%
Year Ended October 31, 2009	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.08	%(c)	21	0.65	%(c)	0.65	%(c)	0.08	%(c)	1.27	%(c)
Year Ended October 31, 2010(e)	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.01	%(d)	—	0.22%		0.22%		0.02	%(d)	1.24%
Year Ended October 31, 2011(f)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2012(f)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
CLASS C SHARES
Year Ended October 31, 2008(g)	$1.00	—		—		—		—		—		—		$1.00	—%		$— (h)	—%		—%		—%		—%
Year Ended October 31, 2009(f)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2010(f)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2011(f)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2012(f)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
CLASS D SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.09%		$586,791	0.48%		0.48%		1.99%		0.48%
Year Ended October 31, 2009	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.25	%(c)	423,061	0.43	%(c)	0.43	%(c)	0.26	%(c)	0.52	%(c)
Year Ended October 31, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.02	%(d)	380,888	0.23%		0.23%		0.02	%(d)	0.49%
Year Ended October 31, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.01%		420,048	0.19%		0.19%		0.01%		0.51%
Year Ended October 31, 2012	1.00	—		—		—		—		—		—		1.00	—%		187,326	0.16%		0.16%		—%		0.54%
CLASS Y SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.35%		$319,797	0.23%		0.23%		2.27%		0.23%
Year Ended October 31, 2009	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.40	%(c)	210,706	0.26	%(c)	0.26	%(c)	0.39	%(c)	0.27	%(c)
Year Ended October 31, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.02	%(d)	105,303	0.22%		0.22%		0.02	%(d)	0.24%
Year Ended October 31, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.01%		107,804	0.19%		0.19%		0.01%		0.26%
Year Ended October 31, 2012	1.00	—		—		—		—		—		—		1.00	—%		95,737	0.17%		0.17%		—%		0.29%
(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Represents less than $0.005 or $(0.005).
(c)	Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.04% and the total return and net investment income ratio would have increased by 0.04%.
(d)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(e)	Class B Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 190 days during the period. The net asset value, end of period, presented is as of the last day during the class had operations.
(f)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.
(g)	During the year ended, Class C Shares had no operations. Net assets at the end of the period represent seed money. The net asset values reflected represent the last day the class had shareholders.
(h)	Less than $500.

38	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends							Ratios/Supplementary Data
				Net
				Realized														Ratio of		Ratio of		Ratios of
				and														Expenses		Net		Expenses
				Unrealized								Net						to Average		Investment		to Average
	Net Asset	Net		Gains								Asset			Net Assets	Ratio of Net		Net Assets		Income		Net Assets
	Value,	Investment		(Losses)		Total from		Net				Value,			at End of	Expenses to		(Excluding		to Average		(Excluding
	Beginning	Income		from		Investment		Investment		Total		End of	Total		Period	Average Net		Fees Paid		Net		Fee
	of Period	(Loss)		Investments		Activities		Income		Dividends		Period	Return(a)		(000’s)	Assets		Indirectly)		Assets		Reductions)
CLASS A SHARES
Year Ended October 31, 2008	$1.00	0.03		—	(b)	0.03		(0.03)		(0.03)		$1.00	2.71	%(c)	$308,499	0.67%		0.67%		2.73%		0.67%
Year Ended October 31, 2009	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.32	%(d)	343,265	0.55	%(d)	0.55	%(d)	0.31	%(d)	0.69	%(d)
Year Ended October 31, 2010	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01	%(f)	32,943	0.29%		0.29%		0.01	%(f)	0.67%
Year Ended October 31, 2011	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		27,763	0.26%		0.26%		0.01%		0.68%
Year Ended October 31, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		33,546	0.30%		0.30%		0.01%		0.69%
CLASS B SHARES
Year Ended October 31, 2008	$1.00	0.02		—	(b)	0.02		(0.02)		(0.02)		$1.00	2.10	%(c)	$199	1.27%		1.27%		2.08%		1.27%
Year Ended October 31, 2009	1.00	—	(b)	—	(b)	—	(b)	—		—		1.00	0.17	%(d)	312	0.68	%(d)	0.68	%(d)	0.13	%(d)	1.30	%(d)
Year Ended October 31, 2010	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01	%(f)	226	0.29%		0.29%		0.01	%(f)	1.27%
Year Ended October 31, 2011	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		132	0.26%		0.26%		0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		41	0.29%		0.29%		0.01%		1.29%
CLASS C SHARES
Year Ended October 31, 2008	$1.00	0.02		—	(b)	0.02		(0.02)		(0.02)		$1.00	2.10	%(c)	$316,779	1.27%		1.27%		2.04%		1.27%
Year Ended October 31, 2009	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.17	%(d)	259,364	0.74	%(d)	0.74	%(d)	0.19	%(d)	1.29	%(d)
Year Ended October 31, 2010	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01	%(f)	44	0.29%		0.29%		0.01	%(f)	1.27%
Year Ended October 31, 2011	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		6	0.25%		0.25%		0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.06%		6	0.25%		0.25%		0.06%		1.29%
CLASS D SHARES
Year Ended October 31, 2008	$1.00	0.03		—	(b)	0.03		(0.03)		(0.03)		$1.00	2.86	%(c)	$2,720,592	0.52%		0.52%		2.89%		0.52%
Year Ended October 31, 2009	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.40	%(d)	1,994,448	0.49	%(d)	0.49	%(d)	0.42	%(d)	0.54	%(d)
Year Ended October 31, 2010	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01	%(f)	1,695,222	0.29%		0.29%		0.01	%(f)	0.52%
Year Ended October 31, 2011	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		1,591,614	0.26%		0.26%		0.01%		0.53%
Year Ended October 31, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		1,303,827	0.30%		0.30%		0.01%		0.54%
CLASS I SHARES
Year Ended October 31, 2008	$1.00	0.03		—	(b)	0.03		(0.03)		(0.03)		$1.00	3.23	%(c)	$2,954,253	0.16%		0.16%		3.14%		0.17%
Year Ended October 31, 2009	1.00	0.01		—	(b)	0.01		(0.01)		(0.01)		1.00	0.69	%(d)	7,189,613	0.18	%(d)	0.18	%(d)	0.55	%(d)	0.19	%(d)
Year Ended October 31, 2010	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.14	%(f)	4,679,632	0.17%		0.17%		0.14	%(f)	0.17%
Year Ended October 31, 2011	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.10%		4,309,346	0.17%		0.17%		0.10%		0.18%
Year Ended October 31, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.14%		3,025,688	0.17%		0.17%		0.14%		0.19%

See notes to financial statements.	HSBC FAMILY OF FUNDS	39

HSBC PRIME MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities					Dividends					Ratios/Supplementary Data
				Net
				Realized											Ratio of		Ratio of		Ratios of
				and											Expenses		Net		Expenses
				Unrealized					Net						to Average		Investment		to Average
	Net Asset	Net		Gains					Asset			Net Assets	Ratio of Net		Net Assets		Income		Net Assets
	Value,	Investment		(Losses)	Total from		Net		Value,			at End of	Expenses to		(Excluding		to Average		(Excluding
	Beginning	Income		from	Investment		Investment	Total	End of	Total		Period	Average Net		Fees Paid		Net		Fee
	of Period	(Loss)		Investments	Activities		Income	Dividends	Period	Return(a)		(000’s)	Assets		Indirectly)		Assets		Reductions)
CLASS Y SHARES
Year Ended October 31, 2008	$1.00	0.03		— (b)	0.03		(0.03)	(0.03)	$1.00	3.12	%(c)	$2,236,927	0.27%		0.27%		2.96%		0.27%
Year Ended October 31, 2009	1.00	0.01		— (b)	0.01		(0.01)	(0.01)	1.00	0.58	%(d)	1,194,680	0.29	%(d)	0.29	%(d)	0.68	%(d)	0.29	%(d)
Year Ended October 31, 2010	1.00	—	(b)(e)	— (b)	—	(b)	— (b)	— (b)	1.00	0.05	%(f)	1,107,571	0.26%		0.26%		0.04	%(f)	0.27%
Year Ended October 31, 2011	1.00	—	(b)(e)	— (b)	—	(b)	— (b)	— (b)	1.00	0.01%		642,290	0.26%		0.26%		0.02%		0.28%
Year Ended October 31, 2012	1.00	—	(b)	— (b)	—	(b)	— (b)	— (b)	1.00	0.03%		617,308	0.28%		0.28%		0.03%		0.29%

(a)	Total returns do not include redemption charges.
(b)	Represents less than $0.005 or $(0.005).
(c)	During the year ended October 31, 2008, an affiliate of the Fund’s investment adviser purchased certain defaulted securities at $16,746,382, in excess of their fair value on the purchase date. The corresponding impact of this excess amount to the total returns were 0.20%, 0.20%, 0.20%, 0.20%, 0.20% and 0.20% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
(d)	Included in the ratios is the Treasury Guarantee Program fess incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.
(e)	Calculated based on average shares outstanding.
(f)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

40	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TAX-FREE MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
				Net														Ratio of		Ratio of		Ratio of		Ratios of
				Realized														Net		Expenses to		Net		Expenses
				and														Expenses		Average Net		Investment		to Average
				Unrealized										Net				to		Assets		Income		Net Assets
	Net Asset	Net		Gains						Net Realized				Asset			Net Assets	Average		(Excluding		(Loss) to		(Excluding
	Value,	Investment		(Losses)		Total from		Net		Gains from				Value,			at End of	Net		Fees Paid		Average		Fee
	Beginning	Income		from		Investment		Investment		Investment		Total		End of	Total		Period	Assets		Indirectly)		Net Assets		Reductions)
	of Period	(Loss)		Investments		Activities		Income		Transactions		Dividends		Period	Return(a)		(000’s)	(b)		(b)		(b)		(b)
CLASS A SHARES
Year Ended October 31, 2008(c)	$1.00	—		—		—		—		—		—		$1.00	—%		$—	—%		—%		—%		—%
Year Ended October 31, 2009(d)	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	1.00	0.01	%(f)	— (g)	0.31	%(f)	0.31	%(f)	0.36	%(f)	0.07	%(f)
Year Ended October 31, 2010	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)	1.00	—	%(h)	— (g)	0.15%		0.15%		0.12	%(h)	0.28%
Year Ended October 31, 2011(i)	1.00	—	(e)	—	(e)	—	(e)	—		—		—		1.00	—%		—	0.26%		0.26%		(0.02)%		0.46%
Year Ended October 31, 2012(c)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
CLASS D SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.13%		$69,787	0.46%		0.46%		2.05%		0.66%
Year Ended October 31, 2009	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	1.00	0.31	%(f)	95,350	0.43	%(f)	0.43	%(f)	0.29	%(f)	0.63	%(f)
Year Ended October 31, 2010	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)	1.00	0.01	%(h)	73,988	0.26%		0.26%		0.01	%(h)	0.64%
Year Ended October 31, 2011	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	1.00	0.01%		79,963	0.21%		0.21%		0.01%		0.68%
Year Ended October 31, 2012	1.00	—		—		—		—		—		—		1.00	—%		86,660	0.19%		0.19%		—%		0.71%
CLASS I SHARES
Year Ended October 31, 2008(c)	$1.00	—		—		—		—		—		—		$1.00	—%		$—	—%		—%		—%		—%
Year Ended October 31, 2009(c)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2010(j)	1.00	—	(e)	—		—	(e)	—	(e)	—		—	(e)	1.00	0.01	%(h)	—	0.16%		0.16%		0.09	%(h)	0.37%
Year Ended October 31, 2011(c)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2012(c)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
CLASS Y SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.38%		$143,730	0.20%		0.20%		2.31%		0.40%
Year Ended October 31, 2009	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)		1.00	0.55	%(f)	97,789	0.18	%(f)	0.18	%(f)	0.57	%(f)	0.38	%(f)
Year Ended October 31, 2010	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)	1.00	0.08	%(h)	31,180	0.18%		0.18%		0.09	%(h)	0.39%
Year Ended October 31, 2011	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	1.00	0.02%		40,656	0.20%		0.20%		0.01%		0.44%
Year Ended October 31, 2012	1.00	—		—		—		—		—		—		1.00	—%		18,832	0.19%		0.19%		—%		0.46%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.
(d)	Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 262 days during the period. The net asset value, end of period, presented as of the last day during the period the class had shareholders.
(e)	Represents less than $0.005 or $(0.005).
(f)	Included in the ratios is the Treasury Guarantee Program fess incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.
(g)	Less than $500.
(h)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(i)	Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 141 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.
(j)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 51 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

See notes to financial statements.	HSBC FAMILY OF FUNDS	41

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
																				Ratio of				Ratios of
																				Expenses				Expenses
				Net Realized														Ratio of		to Average		Ratio of Net		to Average
				and														Net		Net Assets		Investment		Net Assets
	Net Asset	Net		Unrealized						Net Realized								Expenses		(Excluding		Income		(Excluding
	Value,	Investment		Gains		Total from		Net		Gains from				Net Asset			Net Assets at	to Average		Fees Paid		(Loss) to		Fee
	Beginning	Income		(Losses) from		Investment		Investment		Investment		Total		Value, End	Total		End of Period	Net Assets		Indirectly)		Average Net		Reductions)
	of Period	(Loss)		Investments		Activities		Income		Transactions		Dividends		of Period	Return(a)		(000’s)	(b)		(b)		Assets(b)		(b)
CLASS A SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.20%		$703,712	0.67%		0.67%		2.29%		0.67%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.14	%(d)	574,577	0.52	%(d)	0.52	%(d)	0.14	%(d)	0.72	%(d)
Year Ended October 31, 2010	1.00	—		—		—		—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	25,926	0.23%		0.23%		0.01	%(e)	0.67%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		3,995	0.16%		0.16%		0.01%		0.68%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		238	0.14%		0.15%		0.01%		0.69%
CLASS B SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.67%		$54	1.29%		1.29%		1.24%		1.29%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.08	%(d)	84	0.54	%(d)	0.54	%(d)	0.08	%(d)	1.30	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	88	0.22%		0.22%		0.01	%(e)	1.27%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		94	0.17%		0.17%		0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		76	0.16%		0.16%		0.01%		1.29%
CLASS C SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.59%		$101	1.27%		1.27%		1.28%		1.27%
Year Ended October 31, 2009(f)	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.08	%(d)	229	0.50	%(d)	0.50	%(d)	0.04	%(d)	1.32	%(d)
Year Ended October 31, 2010(g)	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	— (h)	0.23%		0.23%		0.01	%(e)	1.27%
Year Ended October 31, 2011(i)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2012(i)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
CLASS D SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.36%		$1,438,199	0.52%		0.52%		1.92%		0.52%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.18	%(d)	767,551	0.48	%(d)	0.48	%(d)	0.21	%(d)	0.58	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	922,510	0.22%		0.22%		0.02	%(e)	0.52%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		746,458	0.17%		0.17%		0.01%		0.53%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		614,499	0.16%		0.16%		0.01%		0.54%
CLASS I SHARES
Year Ended October 31, 2008	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00	2.72%		$4,908,887	0.17%		0.17%		2.23%		0.18%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.43	%(d)	8,176,980	0.22	%(d)	0.22	%(d)	0.38	%(d)	0.22	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.08	%(e)	5,100,891	0.16%		0.16%		0.07	%(e)	0.17%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.03%		1,645,764	0.16%		0.16%		0.03%		0.18%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02%		1,873,166	0.16%		0.16%		0.01%		0.19%

42	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities					Dividends								Ratios/Supplementary Data
																		Ratio of				Ratios of
																		Expenses				Expenses
				Net Realized												Ratio of		to Average		Ratio of Net		to Average
				and												Net		Net Assets		Investment		Net Assets
	Net Asset	Net		Unrealized					Net Realized							Expenses		(Excluding		Income		(Excluding
	Value,	Investment		Gains	Total from		Net		Gains from			Net Asset			Net Assets at	to Average		Fees Paid		(Loss) to		Fee
	Beginning	Income		(Losses) from	Investment		Investment		Investment	Total		Value, End	Total		End of Period	Net Assets		Indirectly)		Average Net		Reductions)
	of Period	(Loss)		Investments	Activities		Income		Transactions	Dividends		of Period	Return(a)		(000’s)	(b)		(b)		Assets(b)		(b)
CLASS Y SHARES
Year Ended October 31, 2008	$1.00	0.03		—	0.03		(0.03)		—	(0.03)		$1.00	2.61%		$6,747,758	0.27%		0.27%		2.53%		0.27%
Year Ended October 31, 2009	1.00	—	(c)	— (c)	—	(c)	—	(c)	— (c)	—	(c)	1.00	0.32	%(d)	3,370,299	0.33	%(d)	0.33	%(d)	0.38	%(d)	0.33	%(d)
Year Ended October 31, 2010	1.00	—	(c)	— (c)	—	(c)	—	(c)	— (c)	—	(c)	1.00	0.02	%(e)	2,918,347	0.22%		0.22%		0.02	%(e)	0.27%
Year Ended October 31, 2011	1.00	—	(c)	— (c)	—	(c)	—	(c)	—	—	(c)	1.00	0.01%		1,711,397	0.17%		0.17%		0.01%		0.28%
Year Ended October 31, 2012	1.00	—	(c)	— (c)	—	(c)	—	(c)	— (c)	—	(c)	1.00	0.01%		2,505,448	0.17%		0.17%		0.01%		0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Represents less than $0.005 or $(0.005).
(d)	Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.06% and the total return and net investment income ratio would have increased by 0.06%.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(f)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 362 days during the period.
(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.
(h)	Less than $500.
(i)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.

See notes to financial statements.	HSBC FAMILY OF FUNDS	43

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
				Net														Ratio of	Ratio of			Ratios of
				Realized and														Net	Expenses to	Ratio of Net		Expenses to
				Unrealized										Net				Expenses	Average Net	Investment		Average Net
	Net Asset	Net		Gains						Net Realized				Asset				to	Assets	Income		Assets
	Value,	Investment		(Losses)		Total from		Net		Gains from				Value,			Net Assets	Average	(Excluding	to Average		(Excluding
	Beginning	Income		from		Investment		Investment		Investment		Total		End of	Total		at End of	Net	Fees Paid	Net		Fee
	of Period	(Loss)		Investments		Activities		Income		Transactions		Dividends		Period	Return(a)		Period (000’s)	Assets(b)	Indirectly)(b)	Assets(b)		Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2008	$1.00	0.01		—		0.01		(0.01)		—		(0.01)		$1.00	1.38%		$580,458	0.67%	0.67%	1.06%		0.67%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.07%		385,994	0.24%	0.24%	0.07%		0.66%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	32,973	0.14%	0.14%	0.01	%(e)	0.67%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		613	0.11%	0.12%	0.01%		0.68%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		5	0.05%	0.06%	—%		0.70%
CLASS B SHARES
Year Ended October 31, 2008	$1.00	0.01		—		0.01		(0.01)		—		(0.01)		$1.00	0.86%		131	1.11%	1.11%	1.01%		1.28%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.07%		60	0.24%	0.24%	0.07%		1.26%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	50	0.14%	0.14%	0.01	%(e)	1.27%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		35	0.10%	0.10%	0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		1	0.06%	0.06%	—%		1.29%
CLASS C SHARES
Year Ended October 31, 2008(f)	$1.00	—	(c)	—		—		—		—		—		$1.00	0.01%		$1,103	0.64%	0.64%	0.20%		1.26%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.07%		7,138	0.22%	0.22%	0.04%		1.26%
Year Ended October 31, 2010(g)	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	— (h)	0.13%	0.13%	—	%(e)	1.27%
Year Ended October 31, 2011(i)	1.00	—	(d)	—		—		—		—		—		1.00	—%		—	—%	—%	—%		—%
Year Ended October 31, 2012(i)	1.00	—		—		—		—		—		—		1.00	—%		—	—%	—%	—%		—%
CLASS D SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.53%		$937,905	0.52%	0.52%	1.33%		0.59%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.07%		955,652	0.23%	0.23%	0.06%		0.51%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	726,244	0.14%	0.14%	0.01	%(e)	0.52%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		619,940	0.10%	0.10%	0.01%		0.53%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		662,063	0.08%	0.09%	—%		0.54%
CLASS I SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.90%		$3,771,262	0.16%	0.16%	1.26%		0.16%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.14%		3,322,962	0.16%	0.16%	0.14%		0.16%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	1,379,042	0.13%	0.13%	0.01	%(e)	0.17%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		982,974	0.10%	0.10%	0.01%		0.18%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		555,287	0.08%	0.08%	—%		0.19%

44	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities					Dividends							Ratios/Supplementary Data
				Net											Ratio of	Ratio of			Ratios of
				Realized and											Net	Expenses to	Ratio of Net		Expenses to
				Unrealized							Net				Expenses	Average Net	Investment		Average Net
	Net Asset	Net		Gains				Net Realized			Asset				to	Assets	Income		Assets
	Value,	Investment		(Losses)	Total from		Net	Gains from			Value,			Net Assets	Average	(Excluding	to Average		(Excluding
	Beginning	Income		from	Investment		Investment	Investment	Total		End of	Total		at End of	Net	Fees Paid	Net		Fee
	of Period	(Loss)		Investments	Activities		Income	Transactions	Dividends		Period	Return(a)		Period (000’s)	Assets(b)	Indirectly)(b)	Assets(b)		Reductions)(b)
Class Y SHARES
Year Ended October 31, 2008	$1.00	0.02		—	0.02		(0.02)	—	(0.02)		$1.00	1.78%		$1,364,310	0.27%	0.27%	1.34%		0.27%
Year Ended October 31, 2009	1.00	—	(c)	— (c)	—	(c)	— (c)	— (c)	—	(c)	1.00	0.08%		996,309	0.22%	0.22%	0.08%		0.26%
Year Ended October 31, 2010	1.00	—	(c)(d)	— (c)	—	(c)	— (c)	—	—	(c)	1.00	0.01	%(e)	1,147,150	0.14%	0.14%	0.01	%(e)	0.27%
Year Ended October 31, 2011	1.00	—	(c)(d)	— (c)	—	(c)	— (c)	— (c)	—	(c)	1.00	0.01%		999,521	0.09%	0.10%	0.01%		0.28%
Year Ended October 31, 2012	1.00	—	(c)	— (c)	—	(c)	—	— (c)	—	(c)	1.00	—%		1,156,631	0.09%	0.09%	—%		0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Represents less than $0.005 or $(0.005).
(d)	Calculated based on average shares outstanding.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(f)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 26 days during the period.
(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.
(h)	Less than $500.
(i)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.

See notes to financial statements.	HSBC FAMILY OF FUNDS	45

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012

1. Organization:

     The HSBC Funds (formerly, HSBC Investor Funds) (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of October 31, 2012, the Trust is comprised of 17 separate operational funds, each a series of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes the HSBC Advisor Fund Trust and the HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Trusts’’). The accompanying financial statements are presented for the following 5 funds (individually a “Fund,’’ collectively the “Funds’’):

Fund	Short Name
HSBC New York Tax-Free Money Market Fund	N.Y. Tax-Free Money Market Fund
(formerly, HSBC Investor New York Tax-Free
Money Market Fund)

HSBC Prime Money Market Fund	Prime Money Market Fund
(formerly, HSBC Investor Prime
Money Market Fund)

HSBC Tax-Free Money Market Fund	Tax-Free Money Market Fund
(formerly, HSBC Investor Tax-Free
Money Market Fund)

HSBC U.S. Government Money Market Fund	U.S. Government Money Market Fund
(formerly, HSBC Investor U.S. Government
Money Market Fund

HSBC U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund
(formerly, HSBC Investor U.S. Treasury
Money Market Fund)

     All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Funds are authorized to issue six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares and Class Y Shares. In addition, the Prime Money Market Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund are authorized to issue Class I Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC’’) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges. As of October 31, 2012, Class E Shares were not operational.

     Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

46	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Restricted and Illiquid Securities:

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board’’). Therefore, not all restricted securities are considered illiquid. At October 31, 2012, the Funds did not hold any restricted securities that were deemed illiquid.

Repurchase Agreements:

     The Funds (except U.S. Treasury Money Market Fund) may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer’’ (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collaterized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

HSBC FAMILY OF FUNDS       47

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

     The character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

     Investments in other money market funds are priced at net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

48       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     For the year ended October 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of October 31, 2012 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
New York Tax-Free Money Market Fund
Investment Securities(a):
Variable Rate Demand Notes	—	267,090,000	—	267,090,000
Municipal Bonds	—	10,023,855	—	10,023,855
Total Investment Securities	—	277,113,855	—	277,113,855

Prime Money Market Fund
Investment Securities(a):
Certificates of Deposit	—	1,140,054,179	—	1,140,054,179
Commercial Paper and Notes	—	2,097,181,209	—	2,097,181,209
Corporate Obligations	—	50,377,857	—	50,377,857
Yankee Dollars	—	168,579,763	—	168,579,763
Variable Rate Demand Notes	—	189,820,000	—	189,820,000
U.S. Treasury Obligations	—	348,015,025	—	348,015,025
Repurchase Agreements	—	860,000,000	—	860,000,000
Time Deposits	—	123,000,000	—	123,000,000
Total Investment Securities	—	4,977,028,033	—	4,977,028,033

Tax-Free Money Market Fund
Investment Securities(a):
Commercial Paper and Notes	—	2,000,000	—	2,000,000
Variable Rate Demand Notes	—	89,565,000	—	89,565,000
Municipal Bonds	—	12,233,574	—	12,233,574
Total Investment Securities	—	103,798,574	—	103,798,574

U.S. Government Money Market Fund
Investment Securities(a):
U.S. Government and Government
Agency Obligations	—	956,953,895	—	956,953,895
U.S. Treasury Obligations	—	1,172,944,085	—	1,172,944,085
Repurchase Agreements	—	2,685,000,000	—	2,685,000,000
Total Investment Securities	—	4,814,897,980	—	4,814,897,980

U.S. Treasury Money Market Fund
Investment Securities(a):
U.S. Treasury Obligations	—	2,352,226,574	—	2,352,226,574
Total Investment Securities	—	2,352,226,574	—	2,352,226,574
____________________

(a)	For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

HSBC FAMILY OF FUNDS       49

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

New Accounting Pronouncements:

     In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU No. 2011-11 will have no effect on the Funds’ net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Funds’ financial statements disclosures.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Agreement. For its services as investment adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

     HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of:

Fund	Fee Rate(%)
N.Y. Tax-Free Money Market Fund	0.05
Prime Money Market Fund	0.10
Tax-Free Money Market Fund	0.10
U.S. Government Money Market Fund	0.10
U.S. Treasury Money Market Fund	0.10

     The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, Class I Shares. The Servicer is paid by the Investment Adviser from its profits and not by the Funds, for these services.

Administration:

     HSBC also serves as Administrator to the Trusts. Under the terms of the Administration Agreement, HSBC received from the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fees is deemed to be class specific.

50       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC. During the year ended October 31, 2012, Citi voluntarily reduced its sub-administration fees by $211,704.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $281,280 for the year ended October 31, 2012, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside’’), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. For the year ended October 31, 2012, Foreside, as Distributor, also received $346,561, $261,621 and $34,163 in commissions from sales of the Trusts, for Class A Shares, Class B Shares and Class C Shares, respectively, of which $25, $12 and $0 were reallocated to HSBC-affiliated brokers and dealers for Class A Shares, Class B Shares and Class C Shares, respectively. Expenses reduced during the year ended October 31, 2012 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.’’

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25%, 0.25% and 0.10% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares, Class D Shares and Class E Shares (expected to charge 0.05%) of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.85%, 1.00%, 1.00%, 0.50% and 0.10% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares, respectively. Expenses reduced during the year ended October 31, 2012 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.’’

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services and money market fund reporting services.

HSBC FAMILY OF FUNDS       51

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit through March 1, 2013 the annual total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of certain classes of the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
		Expense
Fund	Class	Limitations(%)
Prime Money Market Fund	E	0.25	*
Prime Money Market Fund	I	0.20
U.S. Government Money Market Fund	E	0.25	*
U.S. Government Money Market Fund	I	0.20
U.S. Treasury Money Market Fund	E	0.25	*
U.S. Treasury Money Market Fund	I	0.20
____________________

*	As of October 31, 2012, Class E Shares were not operational.

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. At October 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Funds in subsequent years.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Administrator and Investment Adviser, may waive/reimburse additional fees at their discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

52       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Expenses reduced during the year ended October 31, 2012 are reflected on the Statements of Operations as “Fees paid indirectly,” as applicable.

5. Concentration of Credit Risk:

     The N.Y. Tax-Free Money Market Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York municipal securities than are municipal money market funds that are not concentrated in these issuers to the same extent.

6. Federal Income Tax Information:

     At October 31, 2012, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)*
New York Tax-Free Money Market Fund	277,113,855	—	—	—
Prime Money Market Fund	4,977,028,033	—	—	—
Tax-Free Money Market Fund	103,798,574	—	—	—
U.S. Government Money Market Fund	4,814,897,980	—	—	—
U.S. Treasury Money Market Fund	2,352,226,574	—	—	—
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

     The tax character of dividends paid by the Funds as of the year ended October 31, 2012 was as follows:

	Dividends paid from
		Net
		Long Term	Total	Tax	Total
	Ordinary	Capital	Taxable	Exempt	Dividends
	Income($)	Gains($)	Dividends($)	Distributions($)	Paid($)(1)
New York Tax-Free Money Market Fund	—	—	—	—	—
Prime Money Market Fund	5,507,290	—	5,507,290	—	5,507,290
Tax-Free Money Market Fund	—	—	—	—	—
U.S. Government Money Market Fund	584,227	—	584,227	—	584,227
U.S. Treasury Money Market Fund	24,266	—	24,266	—	24,266

     The tax character of dividends paid by the Funds as of the year ended October 31, 2011 was as follows:

	Dividends paid from
		Net
		Long Term	Total	Tax	Total
	Ordinary	Capital	Taxable	Exempt	Dividends
	Income($)	Gains($)	Dividends($)	Distributions($)	Paid($)(1)
New York Tax-Free Money Market Fund	32	—	32	56,516	56,548
Prime Money Market Fund	5,383,471	—	5,383,471	—	5,383,471
Tax-Free Money Market Fund	1,744	35	1,779	13,931	15,710
U.S. Government Money Market Fund	1,676,040	—	1,676,040	—	1,676,040
U.S. Treasury Money Market Fund	348,882	—	348,882	—	348,882
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

HSBC FAMILY OF FUNDS       53

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

						Accumulated		Total
	Undistributed	Undistributed	Undistributed			Capital	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	and Other	Appreciation/	Earnings/
	Income($)	Income($)	Capital Gains($)	Earnings($)	Payable($)	Losses($)	(Depreciation)$	(Deficit)($)
New York Tax-Free Money
Market Fund	—	1	—	1	—	—	—	1
Prime Money Market Fund	457,002	—	148	457,150	(445,704)	—	—	11,446
Tax-Free Money Market Fund	—	1	—	1	—	—	—	1
U.S. Government Money
Market Fund	84,169	—	—	84,169	(84,167)	(3,566)	—	(3,564)
U.S. Treasury Money
Market Fund	9	—	—	9	—	(11,410)	—	(11,401)

     As of the end of the tax year ended October 31, 2012, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subjects to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration.

     CLCFs not subject to expiration:

	Short Term	Long Term
Fund	Amount($)	Amount($)	Total($)
U.S. Government Money Market Fund	3,566	—	3,566
U.S. Treasury Money Market Fund	—	11,410	11,410

     For the year ended October 31, 2012, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)
Prime Money Market Fund	13,380

7. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8. Subsequent Events:

     The Boards of Trustees of HSBC Funds approved Plans of Liquidation to close the HSBC Tax-Free Money Market Fund and HSBC New York Tax-Free Money Market Fund and provide for their orderly liquidation on or about January 31, 2013.

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

54       HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Funds:

We have audited the accompanying statements of assets and liabilities of HSBC New York-Tax Free Money Market Fund, HSBC Prime Money Market Fund, HSBC Tax-Free Money Market Fund, HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund (formerly known as HSBC Investor New York-Tax Free Money Market Fund, HSBC Investor Prime Money Market Fund, HSBC Investor Tax-Free Money Market Fund, HSBC Investor U.S. Government Money Market Fund and HSBC Investor U.S. Treasury Money Market Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian or brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2012

HSBC FAMILY OF FUNDS       55

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2012 (Unaudited)

     During the year ended October 31, 2012, the following Funds declared net short term capital gain distributions:

Fund	Amount
U.S. Government Money Market Fund	$45,547
U.S. Treasury Money Market Fund	24,266

     During the year ended October 31, 2012, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Fund	Qualified Interest Income
Prime Money Market Fund	100%
U.S. Government Money Market Fund	100%
U.S. Treasury Money Market Fund	100%

56       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2012 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
New York Tax-Free Money Market Fund	Class A Shares	$1,000.00	$1,000.00	$0.90	0.18%
	Class D Shares	1,000.00	1,000.00	0.90	0.18%
	Class Y Shares	1,000.00	1,000.00	0.90	0.18%
Prime Money Market Fund	Class A Shares	1,000.00	1,000.10	1.61	0.32%
	Class B Shares	1,000.00	1,000.00	1.61	0.32%
	Class C Shares	1,000.00	1,000.30	1.36	0.27%
	Class D Shares	1,000.00	1,000.10	1.61	0.32%
	Class I Shares	1,000.00	1,000.80	0.85	0.17%
	Class Y Shares	1,000.00	1,000.20	1.46	0.29%
Tax-Free Money Market Fund	Class D Shares	1,000.00	1,000.00	0.96	0.19%
	Class Y Shares	1,000.00	1,000.00	0.96	0.19%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,000.10	0.90	0.18%
	Class B Shares	1,000.00	1,000.00	0.90	0.18%
	Class D Shares	1,000.00	1,000.10	0.90	0.18%
	Class I Shares	1,000.00	1,000.10	0.90	0.18%
	Class Y Shares	1,000.00	1,000.10	0.90	0.18%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,000.00	0.60	0.12%
	Class B Shares	1,000.00	1,000.00	0.50	0.10%
	Class D Shares	1,000.00	1,000.00	0.55	0.11%
	Class I Shares	1,000.00	1,000.00	0.55	0.11%
	Class Y Shares	1,000.00	1,000.00	0.55	0.11%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund's annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       57

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2012 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
New York Tax-Free Money Market Fund	Class A Shares	$1,000.00	$1,024.23	$0.92	0.18%
	Class D Shares	1,000.00	1,024.23	0.92	0.18%
	Class Y Shares	1,000.00	1,024.23	0.92	0.18%
Prime Money Market Fund	Class A Shares	1,000.00	1,023.53	1.63	0.32%
	Class B Shares	1,000.00	1,023.53	1.63	0.32%
	Class C Shares	1,000.00	1,023.78	1.37	0.27%
	Class D Shares	1,000.00	1,023.53	1.63	0.32%
	Class I Shares	1,000.00	1,024.28	0.87	0.17%
	Class Y Shares	1,000.00	1,023.68	1.48	0.29%
Tax-Free Money Market Fund	Class D Shares	1,000.00	1,024.18	0.97	0.19%
	Class Y Shares	1,000.00	1,024.18	0.97	0.19%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,024.23	0.92	0.18%
	Class B Shares	1,000.00	1,024.23	0.92	0.18%
	Class D Shares	1,000.00	1,024.23	0.92	0.18%
	Class I Shares	1,000.00	1,024.23	0.92	0.18%
	Class Y Shares	1,000.00	1,024.23	0.92	0.18%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,024.53	0.61	0.12%
	Class B Shares	1,000.00	1,024.63	0.51	0.10%
	Class D Shares	1,000.00	1,024.58	0.56	0.11%
	Class I Shares	1,000.00	1,024.58	0.56	0.11%
	Class Y Shares	1,000.00	1,024.58	0.56	0.11%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

58       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

     The following table contains information regarding the HSBC Investor Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Investor Family of Funds. The HSBC Investor Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 57	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	23	None

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	23	None

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	23	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	23	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	23	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 49	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), February 2008-June 2011; Client Service, Business Development and Marketing Group, FFTW (October 1999-February 2008)	23	None
____________________

*	Includes the Trust, the HSBC Advisor Fund Trust and the HSBC Portfolios.

HSBC FAMILY OF FUNDS       59

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	with Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 54	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 41	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 - present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009); Assistant Vice President, Compliance, AllianceBernstein (2005-2007)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 46	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007); Director, Fund Administration, Columbia Management (2004-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present)

DANIO MASTROPIERI* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Assistant Secretary	One year; December 2012 to present	Vice President, Regulatory Administration, Citi (2007 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 53	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Edwards, Mr. Schmidt, Ms. English and Mr. Mastropieri also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

60       HSBC FAMILY OF FUNDS

Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     Each Fund will disclose on its website at www.investorfunds.us.hsbc.com, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the Fund. In addition, each Fund will file with the Commission on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Funds’ Forms N-MFP will be available on the Commission’s website at http://www.sec.gov, on a delayed basis, and the Funds’ website will also contain a link to these filings.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS       61

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-AR-MMF-1212	12/12

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2012

EMERGING MARKET FUNDS	Class A	Class I	Class S
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX	HBESX
HSBC Emerging Markets Local Debt Fund	HBMAX	HBMIX	HBMSX
HSBC Frontier Markets Fund	HSFAX	HSFIX	—
HSBC Total Return Fund	HTRAX	HTRIX	HTRSX
HSBC RMB Fixed Income Fund	HRMBX	HRMRX	HRMSX

HSBC Family of Funds
Annual Report - October 31, 2012

Glossary of Terms
Chairman’s Message	4
President’s Message	5
Commentary From the Investment Manager	6
Portfolio Reviews	8
Portfolio Composition	18

Schedules of Portfolio Investments
HSBC Emerging Markets Debt Fund	20
HSBC Emerging Markets Local Debt Fund	24
HSBC Frontier Markets Fund	28
HSBC Total Return Fund	30
HSBC RMB Fixed Income Fund	35
Statements of Assets and Liabilities	37
Statements of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	44
Notes to Financial Statements	49
Report of Independent Registered Public Accounting Firm	66
Other Federal Income Tax Information	67
Investment Adviser Contract Approval	68
Table of Shareholder Expenses	70
Board of Trustees and Officers	72
Other Information	74

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People’s Republic of China.

J.P. Morgan Emerging Local Markets Index Plus is an unmanaged index that tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

J.P. Morgan Emerging Markets Bond Index Global is an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans, Eurobonds and local market instruments.

J.P. Morgan Government Bond Index – Emerging Markets Global Diversified is an unmanaged comprehensive global emerging markets fixed income index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International (“MSCI”) Frontier Markets Index is an unmanaged index which captures large- and mid-cap representation across 25 Frontier Markets (FM) countries. The index includes 155 securities, covering about 84% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (“MSCI”) Frontier Emerging Markets Capped Index is an unmanaged index and was developed for MSCI by HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FME) Index. The MSCI FME index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 25 frontier markets and five emerging markets.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s MidCap 400 Index is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 20, 2012

To Our Shareholders:

These are challenging times for investors.

Perhaps the central reason is the slow but remorseless unwinding of a multi-decade build-up in global debt, following the recent sharp decline in the global economy. Much of this debt has been devalued—including, for example, debt associated with U.S. housing stock or Greek government debt.

Despite these modest declines, U.S. private debt—which includes household debt from such things as credit cards and mortgages—remains high. Some historical perspective: In 1951, private sector debt stood at just 53% of the U.S. Gross Domestic Product1 (GDP); today, that debt stands at 159%—a very high level, though down from its 2007 peak of 179%.

The turning point appears to be 2007. In that year, aggressive monetary and fiscal policies were enacted in the U.S. to stimulate the flagging economy. The result has been soaring government debt. Projections from the Congressional Budget Office suggest that the ratio of federal debt to GDP could reach 100% by the middle of the next decade—and that doesn’t reflect the increasing cost of entitlement programs.

These increasing claims on national income are worrisome, profoundly so, and have sparked intense and important debate—between Keynesians and monetarists; between free market capitalists and fans of European-style welfare economies; and, most recently, between Democrats and Republicans in the recent election.

So far, these growing claims by government on private sector income and wealth have failed to push interest rates higher. However, they have arguably, tempered the kind of growth and employment gains one would historically associate with recovery. In fact, the Federal Reserve’s Quantative Easing programs and “Operation Twist” have pushed rates to low levels, frustrating investors’ search for yield and leading our advisor and service providers to absorb about $17 million in fee waivers last year. Without these waivers our money market funds would have provided lower yields. Thus, it is no surprise that total money market fund assets have declined.

Regulators and others, parsing the entrails of the sharp recession, have proposed to change the regulation of such funds in order to prevent a future “run” on the funds during any period of economic upheaval. Proposals include a floating NAV, and variations of stable net asset value that include capital buffers.

Our other funds performed well in this difficult environment, as the following pages show.

Furthermore, the fund group continued to nourish its strategy of providing top-notch emerging market asset management products. Our most recent offering is the HSBC RMB Fixed Income Fund, which affords access to the Renminbi, the official offshore currency of the People’s Republic of China, through a portfolio of “Dim Sum” bonds. As the leading international bank in mainland China, HSBC is uniquely positioned to manage such a vehicle.

On behalf of my colleagues, I thank our investment advisor and portfolio managers, our other service providers, and you, our shareholders, for your support. We will continue to work hard to merit that confidence.

Sincerely,

Michael Seely
Chairman, HSBC Funds

1	For additional information, please refer to the Glossary of Terms.

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722. Investors should read the prospectus carefully before investing or sending money.

4 HSBC FAMILY OF FUNDS

President’s Message

Dear Shareholder,

We are please to send to you the HSBC Funds annual report, covering the Funds’ fiscal year ended October 31, 2012. This report offers detailed information about your Funds’ investments and results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On June 8 of this year we continued to expand our emerging markets funds offering by launching the HSBC RMB Fixed Income Fund. This Fund gives investors exposure to the Chinese Renminbi (“RMB”) bond market, sometimes referred to as the “dim sum” bond market. The Fund joins the HSBC Emerging Markets Local Debt Fund, HSBC Emerging Markets Debt Fund, HSBC Total Return Fund and the HSBC Frontier Markets Fund in our emerging markets segment.

In closing, we would like to thank you for investing through the HSBC Funds. We continue to focus the HSBC Fund Family investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,
Richard A. Fabietti
President

HSBC FAMILY OF FUNDS 5

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy made only moderate progress in its ongoing recovery from a historic downturn during the 12-month period between November 1, 2011 and October 31, 2012. Governments around the world fueled the turnaround with aggressive monetary stimulus as policymakers struggled to revive growth against a backdrop, at least in the developed world, of bloated public debt. The Federal Reserve Board (the “Fed”) maintained the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% to 0.25%, and announced that it would keep the rate in that range until at least 2015.

The period began among concerns that the eurozone debt crisis would cause a new global recession. The situation in Europe improved somewhat during the first months of 2012, largely due to the European Central Bank’s (ECB) efforts to support liquidity. However, the prospect of another global recession loomed throughout much of the period as numerous economic indicators, such as industrial production and unemployment growth, proved disappointing. Although the U.S. economy continued to expand during the period, the pace of its growth slowed.

We believe the ECB helped to stem a liquidity crisis and alleviate fears of deepening credit problems in the eurozone. In December 2011 the ECB began distributing inexpensive loans to European banks as part of its long-term refinancing operation (LTRO) and in March 2012 began doling out an even larger amount of money in similar loans. The LTRO appeared to stabilize financial markets in the short term; nevertheless, significant uncertainties remain regarding the long-term prospects of European economies to regain their competitiveness and prevent default. The ability of Italy and Spain to reestablish market confidence remained in doubt; in addition, the long-term impact of austerity programs on economic growth raised concerns.

Slowing growth in major world economies, including the U.S. and China, presented a significant setback for the global economy. U.S. Gross Domestic Product (“GDP”)1 increased at an annualized rate of 4.1% during the last quarter of 2011, then slowed to 2.7% or less for the remainder of the period under review. Industrial production growth was weak in both developed and emerging markets. U.S. consumer confidence improved somewhat, although real income growth and consumer savings were low. While job growth remained slow, during the last quarter of the period the unemployment rate fell below 8% for the first time in four years. During the period, the U.S. housing market showed significant signs of improvement as sales increased and inventory declined. Towards the end of the period, better economic news was seen from China, the world’s second-largest economy, leading many commentators to suggest that Chinese economic growth had turned a corner. One positive consequence of the slowdown in the global economy was a decrease in the rate of inflation in both developed and emerging economies.

Market Review

U.S. stocks posted strong gains. The first two months of the period were characterized by high volatility, as investors responded to ongoing debt problems and slowing economic growth. Equities began a strong rally in the final weeks of 2011 that continued throughout much of the period, with the exception of a pullback during the late spring. Stocks’ robust performance, despite economic setbacks, was supported in part by the actions of central banks, including the ECB’s launch of a new bond buying scheme it described as “unlimited” and the Fed’s third round of “quantitative easing.” The S&P 500 Index1 of large-company stocks returned 15.21% for the 12 months through October 2012. Small-cap shares slightly outperformed mid- and large-caps: For the same period, the Russell 2000® Index1 of small-company stocks returned 12.08%, and the S&P 400 MidCap Index1 returned 12.11%.

The debt crisis in Europe, along with slowing growth in developing economies, led to less impressive performance for foreign stocks. The Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index1 of international stocks in developed markets returned 4.61% for the 12-month period.

Fixed-income securities generated significant gains during the period, as global economic worries continued to drive demand for lower-risk assets. Yields on U.S. government bonds reached record lows as an increasing number of investors pursued a flight to safety. Low inflation, healthy corporate balance sheets, consumer and corporate deleveraging and a stabilizing housing market supported gains in corporate fixed-income markets, including both investment and high yield bonds. For the 12-month period the Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 5.25%, while the Barclays U.S. High-Yield Corporate Bond Index1 returned 13.61%.

1	For additional information, please refer to the Glossary of Terms.

6 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund
(Class A Shares, Class I Shares and Class S Shares)

by Guillermo Osses, Managing Director,
Head of Emerging Markets Debt Portfolio Management

The HSBC Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments and corporations. Investments will generally be made in U.S. dollar denominated instruments, but the Fund will also seek to invest in emerging market local currency denominated instruments.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 16.90% (without sales charge) for the Class A Shares and 17.19% for the Class I Shares for the year ended October 31, 2012. That compared to a 16.33% total return for the J.P. Morgan Emerging Markets Bond Index Global1.

Portfolio Performance

Emerging markets debt assets rallied at different times during the period as investors looked for higher yields than were available in developed markets. The Fund benefited from this strong performance, and from its positioning within select emerging markets.

For example, overweight positions in Argentina and Venezuela early in the period helped the Fund outperform its benchmark when those countries attracted investors who were willing to take on more risk in exchange for higher yields. The Fund’s overweight position in Lithuania benefited relative performance after those holdings rallied on decisions made by the European Central Bank to address the eurozone debt crisis.

The Fund’s holdings of local emerging market currencies and hard currency corporate bonds that are not included in the index also contributed to performance. The Fund actively adjusted its exposure to both those off-benchmark asset classes in accordance with our views on relative valuation and market risk expectations.*

The Fund’s performance suffered later in the period after we adopted a more cautious stance toward certain high-volatility markets. For example, the Fund moved to underweight Venezuela in the first half of the period after a rally drove up valuations in that market. However, Venezuela continued to perform well, detracting from the Fund’s relative performance. Likewise, the Fund reduced its holdings in Argentina in the third quarter of 2012 because of high valuations. Therefore, when Argentina delivered a 20% return during that quarter, the Fund’s underweight position hurt its relative return.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[2]
	Inception	1	Since
As of October 31, 2012	Date	Year	Inception	Gross	Net
HSBC Emerging Markets Debt Fund Class A1	4/7/11	11.35	10.47	1.47	1.20
HSBC Emerging Markets Debt Fund Class I	4/7/11	17.19	14.36	1.12	0.85
HSBC Emerging Markets Debt Fund Class S	4/7/11	17.30	14.46	1.02	0.75
J.P. Morgan Emerging Markets Bond Index Global	—	16.33	14.42	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2013. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the J.P. Morgan Emerging Markets Bond Index Global, an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market and sovereign quasi-sovereign entities; Brady bonds, loans, Eurobonds and local market markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 9

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund
(Class A Shares, Class I Shares and Class S Shares)

by Guillermo Osses, Managing Director,
Head of Emerging Markets Debt Portfolio Management

The HSBC Emerging Markets Local Debt Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in debt instruments issued by foreign governments, government agencies or corporations and denominated in local currencies of countries with emerging securities markets. The Fund may also invest in instruments denominated in U.S. dollars.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 4.36% (without sales charge) for the Class A Shares and 4.69% for the Class I Shares for the year ended October 31, 2012. That compared to a 4.39% total return for the Fund’s primary performance benchmark, a blended index, which is comprised of equal weightings in the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified1 and the J.P. Morgan Emerging Local Markets Index Plus1. The J.P. Morgan Government Bond Index–Emerging Markets Global Diversified returned 7.25%, and the J.P. Morgan Emerging Local Markets Index Plus returned 1.55%, for the period, respectively.

Portfolio Performance

Emerging markets debt assets rallied at different times during the period as investors looked for higher yields than were available in developed markets. The Fund benefited from this strong performance, and from its positioning within select emerging market local bonds and currencies.

The Fund’s overweight position in the Hungarian forint contributed to the relative outperformance, seen in the Class I Shares and Class S Shares, versus the benchmark early in the period, as European emerging market currencies rallied in early 2012. In addition, an overweight position in the Mexican peso contributed to the Fund’s outperformance. The peso has a close relationship to the health of the U.S. economy, so the currency benefited from stronger-than-expected growth in the U.S. economy in early 2012. Towards the end of the period, an overweight position in the Indian rupee contributed to the Fund’s relative performance as the currency strengthened following government policies to allow more foreign investment.

The Fund’s underweight positions in the Polish zloty and Russian ruble detracted from the Fund’s performance early in the year, as those currencies performed better than expected after the European Central Bank announced policies to address the eurozone debt crisis. Toward the end of the period, an overweight position in the Brazilian real, adopted due to the central bank’s prior success controlling its currency, negatively impacted the Fund’s relative return when the real weakened during the second half of September.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception	1	Since
As of October 31, 2012	Date	Year	Inception	Gross	Net
HSBC Emerging Markets Local Debt Fund Class A1	4/7/11	-0.64	-2.51	1.75	1.28
HSBC Emerging Markets Local Debt Fund Class I	4/7/11	4.69	0.91	1.40	0.93
HSBC Emerging Markets Local Debt Fund Class S	4/7/11	4.78	1.01	1.30	0.83
Emerging Markets Debt Blend Portfolio Index[2]	—	4.39	0.63	N/A	N/A
J.P. Morgan Government Bond Index–Emerging Markets Global Diversified[2]	—	7.25	3.54	N/A	N/A
J.P. Morgan Emerging Local Markets Index Plus[2]	—	1.55	-2.25	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2013. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Emerging Markets Debt Blend Portfolio Index, which is a hypothetical combination of unmanaged broad-based indices of equal weightings in the J.P. Morgan Government Bond Index–Emerging Markets Global Diversified and J.P. Morgan Emerging Local Markets Index Plus. The performance of the indexes does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 11

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund
(Class A Shares and Class I Shares)

by Andrew Brudenell, Senior Portfolio Manager

The HSBC Frontier Markets Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in issuers located in “frontier market countries”. The term “frontier market countries” encompasses those countries that are at an earlier stage of economic, political or financial development, even by emerging markets standards.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Foreign securities can be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 13.27% (without sales charge) for the Class A Shares and 13.68% for the Class I Shares for the year ended October 31, 2012. That compared to a 1.03% total return for the MSCI Frontier Markets Index1 and a 6.61% total return for the MSCI Frontier Emerging Markets Capped Index1 for the same period, respectively.

Portfolio Performance

Frontier markets had a positive 12 months, driven by strong performances from individual countries such as Nigeria, Colombia and Saudi Arabia. In addition, frontier markets’ low correlation to developed markets meant that frontier market shares were affected to a lesser extent by global economic concerns such as the eurozone debt crisis and slowing growth in China. Those factors helped attract investors seeking diversification for their portfolios, as well as growth opportunities presented by countries in the early stages of economic and political development.

A stock selection strategy that included several non-benchmark holdings helped the Fund outperform its benchmark during the period. For example, the Fund benefited from its non-benchmark investment in a Cambodian hotel and casino operator that rose with the growth of the Cambodian tourism industry and expansion plans. Another non-benchmark holding, an oil and gas exploration company in Mozambique, boosted the Fund’s returns when the company became the target of a takeover battle between two larger energy firms.*

The Fund’s overweight position in Pakistan helped boost relative performance, particularly due to the strength of the Fund’s investments in that country’s financial services sector. An underweight position in Eastern Europe also helped the Fund outperform its benchmark, as many Eastern European markets suffered due to the eurozone debt crisis and local economic uncertainty.*

Some of the Fund’s weightings detracted from its relative performance. For example, we held an underweight position in Colombia due to what we believed were high valuations in that market. However, Colombian shares continued to appreciate during the period on positive political and economic news. The Fund’s overweight position in Egypt diminished relative performance when a longer-than-expected period of political uncertainty weighed on share values in that country.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual Total		Expense
Fund Performance		Return (%)		Ratio (%)[3]
	Inception		Since
As of October 31, 2012	Date	1 Year	Inception	Gross	Net
HSBC Frontier Markets Fund Class A1	9/6/11	7.59	3.36	3.07	2.20
HSBC Frontier Markets Fund Class I	9/6/11	13.68	8.49	2.72	1.85
MSCI Frontier Markets Index[2]	—	1.03	-0.72	N/A	N/A
MSCI Frontier Emerging Markets Capped Index[2]	—	6.61	1.86	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

1	Reflects the maximum sales charge of 5.00%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 2.20% and 1.85% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2013. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the MSCI Frontier Markets Index and the MSCI Frontier Emerging Markets Capped Index. The Morgan Stanley Capital International (“MSCI”) Frontier Markets Index captures large- and mid-cap representation across 26 Frontier Markets (FM) countries. The index includes 155 securities, covering about 84% of the free float-adjusted market capitalization in each country. The MSCI Frontier Emerging Markets Capped Index was developed for MSCI by HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FEM) Index. The MSCI FEM Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI EM Index. The Index consists of 25 frontier markets and five emerging markets. The indexes are unmanaged and the performance of the indexes does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews (Unaudited)
HSBC Total Return Fund
(Class A Shares, Class I Shares and Class S Shares)

by Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management
Lisa Chua, CFA, Senior Vice President, Portfolio Manager
Srinivas (Vas) Paruchuri, PhD., Vice President, Portfolio Manager
Binqi Liu, Assistant Vice President, Portfolio Manager
Phil Yuhn, Senior Vice President, Portfolio Engineer

The HSBC Total Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests its assets (excluding U.S. cash and U.S. cash equivalents) primarily in instruments of issuers that are economically tied to emerging market countries, including in derivative instruments such as futures (including interest rate futures), forwards (including non-deliverable forwards), swaps (including interest rate and total return swaps), options (including interest rate options), swaptions and credit default swaps.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 3.62% (without sales charge) for the Class A Shares and 3.82% for the Class I Shares from March 30, 2012, the inception date of the Fund, through October 31, 2012. That compared to the 0.30% total return for the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index1.

Principal Investment Strategies

The Fund seeks to maximize total return, composed of capital appreciation and income, primarily by investing in debt instruments issued by governments of emerging markets countries, or by corporations that are economically tied to emerging markets. Many of these emerging markets rallied during the period, as investors sought higher yields than were available in developed markets.

Several key investing decisions contributed to the Fund’s performance during the period. For example, the Fund’s short position in Argentina boosted performance, as Argentina’s debt suffered in May due to continuing deterioration of that country’s economic fundamentals.*

The Fund also increased its exposure to emerging markets currencies in May, which boosted returns in June as currencies rallied. However, the Fund began reducing its currency exposure in August and September after the continuing rally caused valuations to rise among emerging markets currencies.*

The Fund’s positions in emerging markets corporate debt also boosted performance, as those bonds rallied in response to investor demand for higher yields. The Fund focused on high-quality corporate bonds and quasi-sovereign bonds in countries that offered attractive yields compared to sovereign bonds, such as Gazprom in Russia and Petrobras in Brazil. In addition, the Fund focused on sovereign bonds from Eastern European countries with improving fiscal dynamics that should benefit from stabilizing growth in the eurozone.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Total Return Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Aggregate Total	Expense
Fund Performance		Return (%)	Ratio (%)[3]
	Inception	Since
As of October 31, 2012	Date	Inception	Gross	Net
HSBC Total Return Fund Class A1	3/30/12	-1.31	2.11	1.60
HSBC Total Return Fund Class I	3/30/12	3.82	1.76	1.25
HSBC Total Return Fund Class S	3/30/12	3.87	1.66	1.15
BofA Merrill Lynch 3 Month LIBOR Constant Maturity Index[2]	—	0.30	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2012 (as supplemented April 9, 2012). HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, tax, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investment in investment companies) to an annual rate of 1.60%, 1.25% and 1.15% for the Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation agreement shall be in effect until March 1, 2013. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The indexes are unmanaged and the performance of the indexes does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       15

Portfolio Reviews (Unaudited)
HSBC RMB Fixed Income Fund
(Class A Shares, Class I Shares and Class S Shares)

by Cecilia Chan, Jim Veneau, Alfred Mui, Gregory Suen

The HSBC RMB Fixed Income Fund (the “Fund”) seeks to maximize total return by investing principally in debt instruments that provide exposure to Renminbi (“RMB”), the official currency of the People’s Republic of China (“China”). The Fund’s portfolio management team follows a top-down approach in which country credits, currencies, and local rate curves are analyzed based on their fundamental attractiveness. The team seeks to identify risk differentiation across issuers while attempting to manage credit, liquidity and interest rate risks. This investment process allows the team to capture potential opportunities in the growing offshore RMB fixed income market and take advantage of the currency’s potential appreciation. In order to gain such exposure, the Fund may invest in RMB-denominated debt instruments, including RMB-denominated deposits in Hong Kong or US dollar-denominated instruments, as well as derivative instruments, with underlying currency exposure to RMB.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 3.24% (without sales charge) for Class A Shares and 3.40% for the Class I Shares from June 8, 2012, the inception date of the Fund, through October 31, 2012. That compared to the 3.96% return for the Fund’s benchmark, the HSBC Offshore Renminbi Bond Index1, during the same period.

Principal Investment Strategies

The Fund invests in offshore debt instruments denominated in Renminbi (RMB), the official currency of the People’s Republic of China. The market for offshore RMB-denominated instruments, known as “Dim Sum bonds,” performed well since the Fund’s inception because of growing investor demand for this new asset class. Investors also perceived that yields in the market were attractive compared to credit markets in other major currencies. As a result, prices for Dim Sum bonds rose.

At the same time, the offshore RMB appreciated 2.04% during the period, as China continued a policy of gradual currency appreciation that has delivered steady gains for offshore RMB since the middle of 2012. That appreciation caused the U.S. Dollar (USD) value of investments in the Fund to increase.

The Fund’s underperformance of its benchmark was caused in part by transaction costs incurred while building up the portfolio. This situation was exacerbated by a relatively inactive primary market during the period, requiring the Fund to purchase bonds from the secondary market and incur larger-than-normal transaction costs.*

The Fund’s emphasis on credit quality also caused performance to lag the benchmark when prices of certain troubled credit instruments rebounded sharply during the period. The rebound was driven by investor speculation on the credit outlook of these troubled issuers, but the Fund avoided these instruments due to their higher risk for default.*

Overall, the Fund’s relative return benefited from an overweight position in good-quality credit instruments. We believed these securities had been oversold earlier in 2012 by investors who perceived them to be expensive compared to offerings in other credit markets. These holdings recovered strongly later in the period, which boosted the Fund’s relative performance.*

The Fund maintained a higher average yield-to-maturity than its benchmark, which provided a stable source of coupon income. Also, the Fund’s exposure to short-duration financial sector bonds helped relative performance. Such bonds outperformed longer-duration bonds, which were hampered by a continued supply of new bonds issued by Chinese banks.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

16       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC RMB Fixed Income Fund

		Aggregate Total		Expense
Fund Performance		Return (%)		Ratio (%)[3]
	Inception	3	Since
As of October 31, 2012	Date	Month	Inception	Gross	Net
HSBC RMB Fixed Income Class A1	6/8/12	-1.75	-1.68	2.36	1.45
HSBC RMB Fixed Income Class I	6/8/12	3.21	3.40	2.01	1.10
HSBC RMB Fixed Income Class S	6/8/12	3.24	3.44	1.91	1.00
HSBC Offshore Renminbi Bond Index[2]	—	—	3.96	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated April 30, 2012. HSBC Global Asset management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment company companies) to an annual rate of 1.45%, 1.10% and 1.00% for Class A Shares, Class I Shares and Class S Shares. The expense limitation shall be in effect until April 30, 2013.

The performance of the Fund is measured against the HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People’s Republic of China. The index, which is unmanaged, and the performance of the indexes does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       17

Portfolio Reviews
Portfolio Composition*
October 31, 2012 (Unaudited)

HSBC Emerging Markets Debt Fund†
Country	Percentage of Investments at Value (%)
Russian Federation	13.5
Mexico	11.2
Venezuela	10.1
Turkey	9.3
Indonesia	8.4
United States	7.1
Brazil	6.6
Philippines	4.1
Colombia	3.5
Panama	3.1
South Africa	2.8
Poland	2.6
Kazakhstan	2.1
Ukraine	1.7
Romania	1.7
Lithuania	1.6
Hungary	1.4
Slovak Republic	1.1
Peru	1.1
Uruguay	1.0
Malaysia	0.8
El Salvador	0.7
Chile	0.6
Iraq	0.6
Croatia	0.6
Ireland (Republic of)	0.6
Sri Lanka	0.5
Republic of Serbia	0.5
Dominican Republic	0.3
Lebanon	0.3
China	0.3
Pakistan	0.2
100.0

HSBC Emerging Markets Local Debt Fund†
Country	Percentage of Investments at Value (%)
Malaysia	11.7
Turkey	11.5
Poland	11.4
Mexico	11.0
Russian Federation	10.7
South Africa	9.9
Thailand	8.5
Indonesia	8.3
Hungary	5.7
Kazakhstan	4.2
Peru	3.0
Luxembourg	1.4
Brazil	1.4
United Arab Emirates	1.2
United States	0.1
100.0

HSBC Frontier Markets Fund†
Country	Percentage of Investments at Value (%)
Nigeria	13.1
United Arab Emirates	13.1
Qatar	11.6
Colombia	7.1
Pakistan	6.7
Kuwait	5.7
Kazakhstan	4.2
Peru	4.1
Philippines	4.1
Saudi Arabia	4.0
Oman	3.7
Kenya	3.1
Egypt	2.4
Vietnam	2.4
Slovenia	2.0
Georgia	1.7
Panama	1.6
Cambodia	1.5
Sri Lanka	1.5
Estonia	1.3
Lebanon	1.1
Croatia	1.0
Romania	0.9
Bangladesh	0.8
Argentina	0.7
Canada	0.5
Australia	0.4
100.0

HSBC Total Return Fund†
Country	Percentage of Investments at Value (%)
United States	34.7
Turkey	13.0
Mexico	9.5
Brazil	8.8
Russian Federation	8.6
Colombia	4.5
Slovak Republic	3.6
Indonesia	3.5
South Africa	3.2
Venezuela	2.1
Namibia	1.4
Gabon	1.3
Kazakhstan	1.1
Chile	1.0
Peru	1.0
China	0.5
United Kingdom	0.5
Netherlands	0.4
Lithuania	0.4
Uruguay	0.3
Luxembourg	0.3
Dominican Republic	0.3
100.0

18       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition*(continued)
October 31, 2012 (Unaudited)

HSBC RMB Fixed Income Fund†
Country	Percentage of Investments at Value (%)
China	35.8
Hong Kong	34.5
South Korea	7.5
Singapore	7.3
Japan	5.9
France	4.5
Australia	3.0
Germany	1.5
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

HSBC FAMILY OF FUNDS       19

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2012

Yankee Dollars – 90.2%
	Principal
	Amount ($)	Value ($)
Brazil – 6.4%
Banco ABC Brasil SA,
7.88%, 4/8/20	100,000	106,750
Banco do Brasil SA, Registered,
5.88%, 1/26/22	450,000	488,250
Banco Votorantim, Registered,
5.25%, 2/11/16, MTN	200,000	213,500
Banco Votorantim, Registered,
7.38%, 1/21/20	100,000	115,500
Federal Republic of Brazil,
8.75%, 2/4/25	450,000	726,750
Petrobras International Finance Co.,
5.75%, 1/20/20	400,000	461,392
Petrobras International Finance Co.,
5.38%, 1/27/21	100,000	113,406
Vale Overseas Ltd.,
6.88%, 11/21/36	100,000	123,087
Votorantim Cimentos SA, Registered,
7.25%, 4/5/41	200,000	226,000
		2,574,635
Chile – 0.6%
Empresa Nacional de Petroleo,
Registered, 4.75%, 12/6/21	220,000	240,594
China – 0.3%
Country Garden Holdings Co. Ltd.,
Registered, 11.25%, 4/22/17,
Callable 4/22/14 @ 105.62	100,000	111,250
Colombia – 3.4%
Bancolombia SA, 6.13%, 7/26/20	100,000	112,000
Bancolombia SA, 5.95%, 6/3/21	100,000	115,500
Grupo Aval Ltd., Registered,
5.25%, 2/1/17	200,000	213,658
Republic of Colombia,
4.38%, 7/12/21	250,000	287,125
Republic of Colombia,
8.13%, 5/21/24	300,000	449,250
Republic of Colombia,
6.13%, 1/18/41	150,000	204,750
		1,382,283
Croatia – 0.6%
Croatia, Registered,
6.38%, 3/24/21	200,000	226,684
Dominican Republic – 0.3%
Dominican Republic,
7.50%, 5/6/21	100,000	117,500
El Salvador – 0.7%
Republic of El Salvador,
7.75%, 1/24/23	225,000	268,875
Hungary – 1.4%
Republic of Hungary,
6.25%, 1/29/20	280,000	310,184
Republic of Hungary,
6.38%, 3/29/21	130,000	144,794
Republic of Hungary,
7.63%, 3/29/41	80,000	95,040
		550,018
Indonesia – 8.1%
Majapahit Holding BV,
8.00%, 8/7/19	225,000	285,750
PT Pertamina Tbk, Registered,
4.88%, 5/3/22	400,000	435,000
Republic of Indonesia,
6.88%, 1/17/18	575,000	700,063
Republic of Indonesia,
5.88%, 3/13/20	1,350,000	1,621,687
Republic of Indonesia, Registered,
6.63%, 2/17/37	175,000	234,500
		3,277,000
Iraq – 0.6%
Republic of Iraq, Registered,
5.80%, 1/15/28,
Callable 12/24/12 @ 100.00	250,000	232,500
Ireland (Republic of) – 0.5%
Vnesheconombank, Registered,
5.38%, 2/13/17	200,000	216,788
Kazakhstan – 2.0%
Development Bank of Kazakhstan,
5.50%, 12/20/15	525,000	572,880
Kazakhstan Temir Zholy, Registered,
6.95%, 7/10/42	200,000	244,108
		816,988
Lebanon – 0.3%
Republic of Lebanon, Registered,
Series 42, 8.25%, 4/12/21, MTN	100,000	115,350
Lithuania – 1.5%
Republic of Lithuania, Registered,
7.38%, 2/11/20	100,000	127,000
Republic of Lithuania, Registered,
6.63%, 2/1/22	400,000	495,000
		622,000
Malaysia – 0.8%
Petronas Capital Ltd.,
5.25%, 8/12/19	275,000	329,273
Mexico – 10.8%
BBVA Bancomer SA Texas, Registered,
6.75%, 9/30/22	175,000	198,187
Petroleos Mexicanos,
5.50%, 1/21/21	1,000,000	1,167,500
Petroleos Mexicanos,
4.88%, 1/24/22	150,000	168,000
United Mexican States, Series A,
5.13%, 1/15/20, MTN	1,370,000	1,637,150
United Mexican States,
3.63%, 3/15/22	150,000	163,875
United Mexican States, Series A,
7.50%, 4/8/33, MTN	100,000	151,750
United Mexican States, Series A,
6.05%, 1/11/40	666,000	884,115
		4,370,577

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Yankee Dollars, continued
	Principal
	Amount ($)	Value ($)
Pakistan – 0.2%
Islamic Republic of Pakistan,
6.88%, 6/1/17	100,000	90,000
Panama – 3.0%
Republic of Panama,
5.20%, 1/30/20	875,000	1,058,750
Republic of Panama,
7.13%, 1/29/26	100,000	143,500
		1,202,250
Peru – 1.0%
Republic of Peru,
8.75%, 11/21/33	110,000	192,500
Republic of Peru,
6.55%, 3/14/37	150,000	219,750
		412,250
Philippines – 4.0%
Republic of Philippines,
6.50%, 1/20/20	350,000	447,563
Republic of Philippines,
4.00%, 1/15/21	1,050,000	1,177,312
		1,624,875
Poland – 2.5%
Republic of Poland,
6.38%, 7/15/19	150,000	186,750
Republic of Poland,
5.13%, 4/21/21	415,000	487,683
Republic of Poland,
5.00%, 3/23/22	290,000	337,905
		1,012,338
Republic of Serbia – 0.5%
Republic of Serbia, Registered,
7.25%, 9/28/21	200,000	213,000
Romania – 1.7%
Romania, Registered,
6.75%, 2/7/22, MTN	580,000	669,900
Russian Federation – 13.2%
Alfa Issuance Ltd., Series E,
8.00%, 3/18/15, MTN	100,000	108,425
Gazprom OAO, Registered,
8.13%, 7/31/14	300,000	328,932
Gazprom OAO, Registered,
9.25%, 4/23/19	125,000	163,125
RSHB Capital SA, 6.30%, 5/15/17	475,000	526,704
Russia Foreign Bond,
5.00%, 4/29/20	300,000	347,250
Russia Foreign Bond, Registered,
7.50%, 3/31/30	2,421,875	3,066,820
RZD Capital Ltd., Series E,
5.74%, 4/3/17, MTN	500,000	555,000
Sberbank, Registered,
5.18%, 6/28/19	200,000	212,450
		5,308,706
Slovak Republic – 1.1%
Slovak Republic, Registered,
4.38%, 5/21/22	400,000	426,956
South Africa – 2.7%
Republic of South Africa,
6.88%, 5/27/19	350,000	435,890
Republic of South Africa,
5.50%, 3/9/20	175,000	204,453
Republic of South Africa,
5.88%, 5/30/22	200,000	242,074
Republic of South Africa,
4.67%, 1/17/24	200,000	221,000
		1,103,417
Sri Lanka – 0.5%
Bank of Ceylon, Registered,
6.88%, 5/3/17	200,000	214,500
Turkey – 9.0%
Republic of Turkey,
5.63%, 3/30/21	1,875,000	2,179,688
Republic of Turkey,
5.13%, 3/25/22	850,000	954,125
Republic of Turkey,
6.25%, 9/26/22	300,000	363,450
Republic of Turkey,
7.38%, 2/5/25	100,000	130,750
		3,628,013
Ukraine – 1.7%
Ukraine Government,
6.88%, 9/23/15	475,000	474,383
Ukraine Government,
7.75%, 9/23/20	200,000	208,724
		683,107
Uruguay – 1.0%
Republic of Uruguay, PIK,
7.88%, 1/15/33	260,000	403,000
Venezuela – 9.8%
Bolivarian Republic of Venezuela,
7.65%, 4/21/25	125,000	98,438
Bolivarian Republic of Venezuela,
9.25%, 5/7/28	750,000	661,875
Petroleos de Venezuela SA,
8.50%, 11/2/17	1,565,000	1,404,587
Republic of Venezuela,
7.00%, 12/1/18	100,000	86,000
Republic of Venezuela,
9.25%, 9/15/27	150,000	135,375
Republic of Venezuela, Registered,
7.75%, 10/13/19	1,600,000	1,392,000
Republic of Venezuela, Registered,
8.25%, 10/13/24	200,000	165,000
		3,943,275

TOTAL YANKEE DOLLARS
(COST $32,706,624)		36,387,902

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

U.S. Treasury Obligations – 6.9%

	Shares or
	Principal
	Amount ($)	Value ($)
U.S. Treasury Bonds – 2.2%
2.75%, 8/15/42	900,000	881,719
U.S. Treasury Notes – 4.7%
1.75%, 5/15/22	400,000	403,938
1.63%, 8/15/22	1,500,000	1,491,796
		1,895,734
TOTAL U.S. TREASURY OBLIGATIONS
(COST $2,754,513)		2,777,453

Investment Company – 2.2%

Northern Institutional Diversified
Assets Portfolio,
Institutional Shares, 0.01% (a)	897,934	897,934
TOTAL INVESTMENT COMPANY
(COST $897,934)		897,934
TOTAL INVESTMENT SECURITIES
(COST $36,359,071) — 99.3%		40,063,289
___________________

Percentages indicated are based on net assets of $40,356,081.
(a)       The rate represents the annualized one-day yield that was in effect on October 31, 2012.
MTN — Medium Term Note
PIK — Payment-in-Kind

The Fund invested, as a percentage of net assets, in the following industries, as of October 31, 2012:

Industry	Percentage of Net Assets
Sovereign Bonds	66.5%
Oil, Gas & Consumable Fuels	11.9%
U.S. Treasury Obligations	6.9%
Commercial Banks	6.4%
Diversified Financial Services	3.4%
Investment Companies	2.2%
Road & Rail	1.4%
Metals & Mining	0.3%
Real Estate Management & Development	0.3%
Total Investments	99.3%

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2012, the Fund’s open credit default swap agreements were as follows:

			Implied Credit				Upfront
			Spread at	Notional			Premiums	Unrealized
Underlying		Expiration	October 31, 2012	Amount	Fixed		Paid/	Appreciation/
Instrument	Counterparty	Date	(%) (b)	($)(c)	Rate (%)	Value ($)	(Received) ($)	(Depreciation) ($)
Federative	Barclays
Republic of Brazil	Bank PLC	09/20/16	0.92	550,000	1.00	3,936	(11,666)	15,602

Peoples Republic	JPMorgan
of China	Chase
	Bank N.A.	09/20/16	0.45	500,000	1.00	12,111	(3,227)	15,338

Peoples Republic	JPMorgan
of China	Chase
	Bank N.A.	09/20/16	0.45	500,000	1.00	12,111	(4,641)	16,752

Markit CDX	JPMorgan
Emerging	Chase
Markets Index	Bank N.A.	06/20/17	2.29	775,000	5.00	96,294	74,400	21,894
						124,452	54,866	69,586

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

At October 31, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
	JPMorgan
Mexican Peso	Chase Bank N.A.	12/7/12	222,230	16,757	16,911	(154)
				16,757	16,911	(154)

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2012

Foreign Bonds – 48.5%†

	Principal
	Amount ($)	Value ($)
Hungary – 3.1%
Hungary Government Bond,
Series 17/A, 6.75%, 11/24/17	120,000,000	555,408
Hungary Government Bond,
Series 22/A, 7.00%, 6/24/22	100,000,000	458,996
		1,014,404
Indonesia – 4.5%
Indonesia Government,
Series FR28, 10.00%, 7/15/17	9,100,000,000	1,124,977
Indonesia Government,
Series FR56, 8.38%, 9/15/26	2,855,000,000	356,889
		1,481,866
Malaysia – 6.4%
Malaysian Government,
Series 0409, 3.74%, 2/27/15	4,500,000	1,500,844
Malaysian Government,
Series 0111, 4.16%, 7/15/21	780,000	268,372
Malaysian Government,
Series 0112, 3.42%, 8/15/22	1,000,000	327,018
		2,096,234
Mexico – 6.0%
Mexican Bonos Desarr, Series M,
5.00%, 6/15/17 (a)	25,000,000	1,896,196
Mexican Bonos Desarr, Series M30,
8.50%, 11/18/38 (a)	800,000	75,624
		1,971,820
Peru – 1.7%
Peru Bono Soberano,
9.91%, 5/5/15	515,000	231,123
Republic of Peru, Registered,
6.95%, 8/12/31	650,000	305,869
		536,992
Poland – 6.2%
Poland Government Bond,
Series 0414, 5.75%, 4/25/14	4,600,000	1,479,091
Poland Government Bond,
Series 1020, 5.25%, 10/25/20	150,000	49,559
Poland Government Bond,
Series 1021, 5.75%, 10/25/21	840,000	286,887
Poland Government Bond,
Series 0922, 5.75%, 9/23/22	660,000	226,507
		2,042,044
Russian Federation – 4.2%
Russia Foreign Bond,
7.85%, 3/10/18	40,000,000	1,365,949
South Africa – 5.4%
Republic of South Africa,
Series R203, 8.25%, 9/15/17	8,000,000	1,016,435
Republic of South Africa,
Series R186, 10.50%, 12/21/26	2,050,000	292,530
Republic of South Africa,
Series R213, 7.00%, 2/28/31	2,400,000	243,202
Republic of South Africa,
Series R209, 6.25%, 3/31/36	2,500,000	222,884
		1,775,051

	Shares or
	Principal
	Amount ($)
Thailand – 4.7%
Thailand Government Bond,
4.13%, 11/18/16	45,000,000	1,527,847
Turkey – 6.3%
Turkey Government Bond,
10.00%, 4/10/13 (a)	2,480,000	1,406,952
Turkey Government Bond,
9.50%, 1/12/22 (a)	1,070,000	653,750
		2,060,702
TOTAL FOREIGN BONDS
(COST $16,123,986)		15,872,909

Yankee Dollars – 6.1%

Brazil – 0.8%
Banco Votorantim,
4.25%, 2/8/13, MTN	250,000	251,005
Kazakhstan – 2.3%
KazMunayGas National Co.,
Registered, Series 1,
8.38%, 7/2/13, MTN	725,000	754,957
Luxembourg – 0.8%
TNK-BP Finance SA, Series 5,
7.50%, 3/13/13, MTN	250,000	255,485
Russian Federation – 1.6%
AK Transneft OJSC,
7.70%, 8/7/13	225,000	234,900
Alfa Invest Ltd.,
9.25%, 6/24/13, MTN	100,000	104,138
Sberbank, Series E,
6.48%, 5/15/13, MTN	200,000	205,260
		544,298
United Arab Emirates – 0.6%
The Abu Dhabi National Energy Co.
(TAQA), 6.60%, 8/1/13	200,000	207,334
TOTAL YANKEE DOLLARS
(COST $2,006,432)		2,013,079

Purchased Options – 0.1%‡

TOTAL PURCHASED OPTIONS
(COST $35,411)		26,021

Investment Company – 44.2%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (b)	14,478,407	14,478,407
TOTAL INVESTMENT COMPANY
(COST $14,478,407)		14,478,407
TOTAL INVESTMENT SECURITIES
(COST $32,644,236) — 98.9%		32,390,416

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)
____________________

Percentages indicated are based on net assets of $32,756,768.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2012. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.
MTN — Medium Term Note

The Fund invested, as a percentage of net assets, in the following industries, as of October 31, 2012:

Industry	Percentage of Net Assets
Sovereign Bonds	48.5%
Investment Companies	44.2%
Oil, Gas & Consumable Fuels	3.1%
Commercial Banks	1.4%
Energy Equipment & Services	0.7%
Electric Utilities	0.6%
Diversified Financial Services	0.3%
Purchased Options	0.1%
Total Investments	98.9%

‡Purchased Currency Options

At October 31, 2012, the Fund’s open options contracts were as follows:

				Strike	Premium
				Price	Received	Value
Contracts	Counterparty	Description	Expiration Date	($)	($)	($)
270,000	Barclays Bank PLC	Mexican Peso Currency Option (USD/MXN)	1/31/2013	14.32	7,031	1,269
	Standard Charter
3,000,000	Bank	Brazilian Real Currency Option (USD/BRL)	4/26/2013	2.00	28,380	24,752
						26,021

Interest Rate Swap Agreements

At October 31, 2012, the Fund’s open interest rate swap agreements were as follows:

								Upfront
Pay/								Premiums	Unrealized
Receive		Fixed			Notional	Notional		Paid/	Appreciation/
Floating		Rate	Expiration		Amount	Amount	Value	(Received)	(Depreciation)
Rate	Floating Rate Index	(%)	Date	Counterparty	(Local)	($)	($)	($)	($)
				JPMorgan
				Chase
Pay	1-Year BRL CDI	10.44	1/3/14	Bank N.A.	2,200,000 BRL	1,083,370	45,447	—	45,447

				Barclays
Pay	1-Year BRL CDI	10.02	1/4/21	Bank PLC	2,400,000 BRL	1,181,858	55,435	—	55,435

	1-Month			Barclays
Pay	MXN-TIIE-Banxico	6.69	12/23/21	Bank PLC	6,250,000 MXN	477,365	28,524	—	28,524
							129,406	—	129,406

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

At October 31, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Standard Charter Bank	11/5/12	1,304,640	640,000	642,028	(2,028)
Brazilian Real	Standard Charter Bank	11/5/12	4,910,730	2,415,510	2,416,624	(1,114)
Brazilian Real	Standard Charter Bank	11/5/12	1,520,625	750,000	748,316	1,684
Chilean Peso	JPMorgan Chase Bank N.A.	1/31/13	320,835,000	668,128	659,029	9,099
Chilean Peso	Standard Charter Bank	1/31/13	19,512,000	40,000	40,080	(80)
Czech Koruna	JPMorgan Chase Bank N.A.	12/13/12	1,943,805	100,000	100,513	(513)
Hungarian Forint	Standard Charter Bank	1/4/13	155,026,991	694,254	703,901	(9,647)
Indian Rupee	Standard Charter Bank	11/15/12	53,667,900	990,000	994,688	(4,688)
Indian Rupee	Standard Charter Bank	11/15/12	64,643,140	1,201,769	1,198,105	3,664
Indonesian Rupiah	JPMorgan Chase Bank N.A.	11/23/12	4,098,550,000	427,155	425,712	1,443
Indonesian Rupiah	Standard Charter Bank	11/23/12	3,092,800,000	320,000	321,246	(1,246)
Israeli New Shekel	Standard Charter Bank	3/11/13	425,480	110,000	109,155	845
Malaysian Ringgit	JPMorgan Chase Bank N.A.	11/26/12	398,062	125,346	130,484	(5,138)
Malaysian Ringgit	Standard Charter Bank	11/26/12	463,050	150,000	151,787	(1,787)
Malaysian Ringgit	Standard Charter Bank	11/26/12	856,940	280,000	280,904	(904)
Mexican Peso	JPMorgan Chase Bank N.A.	12/7/12	4,503,815	339,603	342,715	(3,112)
Mexican Peso	Standard Charter Bank	12/7/12	9,677,700	750,000	736,418	13,582
Mexican Peso	JPMorgan Chase Bank N.A.	12/7/12	7,144,462	551,849	543,653	8,196
Mexican Peso	JPMorgan Chase Bank N.A.	12/13/12	644,992	50,000	49,049	951
Peruvian Nuevo Sol	Standard Charter Bank	1/28/13	65,400	25,000	25,150	(150)
Peruvian Nuevo Sol	Standard Charter Bank	1/28/13	306,387	118,000	117,824	176
Polish Zloty	JPMorgan Chase Bank N.A.	12/13/12	639,364	200,000	199,319	681
Romanian Leu	Standard Charter Bank	12/19/12	88,525	25,000	25,105	(105)
Romanian Leu	Standard Charter Bank	12/19/12	195,635	55,000	55,481	(481)
Singapore Dollar	JPMorgan Chase Bank N.A.	1/22/13	61,409	50,000	50,357	(357)
Singapore Dollar	Standard Charter Bank	1/22/13	67,375	55,000	55,249	(249)
South African Rand	JPMorgan Chase Bank N.A.	12/13/12	11,405,986	1,380,870	1,308,563	72,307
South African Rand	JPMorgan Chase Bank N.A.	12/13/12	1,083,956	130,000	124,358	5,642
Taiwan Dollar	JPMorgan Chase Bank N.A.	11/26/12	6,279,000	210,000	215,017	(5,017)
Thai Baht	Standard Charter Bank	12/17/12	12,335,600	400,000	401,647	(1,647)
Turkish Lira	Barclays Bank PLC	11/7/12	863,089	475,000	481,132	(6,132)
Turkish Lira	JPMorgan Chase Bank N.A.	11/7/12	220,522	120,000	122,930	(2,930)
Turkish Lira	JPMorgan Chase Bank N.A.	1/9/13	181,458	100,000	100,329	(329)
Turkish Lira	JPMorgan Chase Bank N.A.	1/9/13	198,569	108,383	109,790	(1,407)
				14,055,867	13,986,658	69,209

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Standard Charter Bank	11/5/12	6,011,870	2,954,091	2,958,507	4,416
Brazilian Real	Standard Charter Bank	11/5/12	203,500	100,000	100,145	145
Brazilian Real	Standard Charter Bank	11/5/12	1,520,625	750,000	748,316	(1,684)
Brazilian Real	Standard Charter Bank	1/3/13	4,910,730	2,396,764	2,397,189	425
Chinese Yuan	JPMorgan Chase Bank N.A.	12/28/12	1,210,300	190,000	192,992	2,992
Chinese Yuan	Standard Charter Bank	12/28/12	7,781,310	1,224,054	1,240,795	16,741
Chinese Yuan	Standard Charter Bank	12/28/12	1,269,400	200,000	202,416	2,416
Chinese Yuan	Standard Charter Bank	12/28/12	4,232,390	670,000	674,890	4,890
Colombian Peso	JPMorgan Chase Bank N.A.	1/31/13	1,588,744,345	868,356	858,534	(9,822)
Czech Koruna	JPMorgan Chase Bank N.A.	12/13/12	12,829,396	672,138	663,402	(8,736)
Hong Kong Dollar	JPMorgan Chase Bank N.A.	12/27/12	12,338,800	1,591,487	1,592,330	843
Indian Rupee	JPMorgan Chase Bank N.A.	11/15/12	71,846,240	1,282,282	1,331,608	49,326
Indian Rupee	JPMorgan Chase Bank N.A.	11/15/12	34,428,400	610,000	638,101	28,101
Indian Rupee	JPMorgan Chase Bank N.A.	11/15/12	6,764,400	120,000	125,372	5,372
Indian Rupee	Standard Charter Bank	11/15/12	5,272,000	100,000	97,712	(2,288)
Indian Rupee	Standard Charter Bank	2/22/13	64,643,140	1,183,724	1,177,607	(6,117)
Indonesian Rupiah	JPMorgan Chase Bank N.A.	11/23/12	1,807,620,000	188,000	187,756	(244)
Indonesian Rupiah	Standard Charter Bank	11/23/12	5,457,750,000	570,000	566,891	(3,109)
Indonesian Rupiah	Standard Charter Bank	11/23/12	480,750,000	50,000	49,935	(65)
Israeli New Shekel	JPMorgan Chase Bank N.A.	3/11/13	1,397,144	348,441	358,431	9,990
Malaysian Ringgit	JPMorgan Chase Bank N.A.	11/26/12	907,410	290,000	297,448	7,448
Malaysian Ringgit	JPMorgan Chase Bank N.A.	11/26/12	312,100	100,000	102,306	2,306
Malaysian Ringgit	Standard Charter Bank	11/26/12	306,400	100,000	100,438	438
Mexican Peso	Standard Charter Bank	12/7/12	8,252,078	638,311	627,936	(10,375)
Mexican Peso	Standard Charter Bank	1/7/13	24,306,053	1,875,467	1,843,473	(31,994)
Peruvian Nuevo Sol	Standard Charter Bank	1/28/13	169,733	65,044	65,272	228
Philippine Peso	Barclays Bank PLC	12/10/12	54,147,380	1,301,150	1,314,384	13,234
Polish Zloty	JPMorgan Chase Bank N.A.	12/13/12	1,338,840	417,227	417,377	150
Romanian Leu	JPMorgan Chase Bank N.A.	12/19/12	1,117,317	322,905	316,862	(6,043)
Russian Ruble	Standard Charter Bank	1/31/13	45,115,840	1,422,360	1,417,206	(5,154)
Russian Ruble	Standard Charter Bank	1/31/13	4,743,750	150,000	149,014	(986)
Singapore Dollar	Standard Charter Bank	1/22/13	952,735	778,744	781,262	2,518
South African Rand	Standard Charter Bank	12/13/12	13,526,771	1,530,373	1,551,872	21,499
Taiwan Dollar	JPMorgan Chase Bank N.A.	11/26/12	20,724,100	693,346	709,671	16,325
Taiwan Dollar	JPMorgan Chase Bank N.A.	11/26/12	2,978,000	100,000	101,978	1,978
Taiwan Dollar	Standard Charter Bank	11/26/12	9,376,000	320,000	321,070	1,070
Taiwan Dollar	Standard Charter Bank	11/26/12	2,924,000	100,000	100,129	129
Thai Baht	JPMorgan Chase Bank N.A.	12/17/12	50,370	1,590	1,640	50
Thai Baht	JPMorgan Chase Bank N.A.	12/17/12	7,586,040	240,000	247,001	7,001
Thai Baht	JPMorgan Chase Bank N.A.	12/17/12	2,350,673	75,000	76,538	1,538
Thai Baht	Standard Charter Bank	12/17/12	10,511,780	340,000	342,263	2,263
Thai Baht	JPMorgan Chase Bank N.A.	12/17/12	3,085,000	100,000	100,448	448
Turkish Lira	Barclays Bank PLC	11/7/12	1,266,790	700,000	706,176	6,176
Turkish Lira	Barclays Bank PLC	1/24/13	1,572,080	862,974	867,533	4,559
				28,593,828	28,722,226	128,398

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2012

Common Stocks – 80.9%

	Shares	Value ($)
Argentina – 0.6%
Telecom Argentina SA ADR	11,770	115,817
Australia – 0.3%
Centamin plc*	66,197	61,949
Bangladesh – 0.8%
Prime Bank Ltd.	322,800	135,560
Cambodia – 1.4%
NagaCorp Ltd.	448,000	249,152
Canada – 0.5%
EastCoal, Inc.*	360,500	92,066
Colombia – 3.2%
Ecopetrol SA	190,581	567,103
Croatia – 1.0%
Hrvatski Telekom dd	4,881	172,410
Egypt – 2.3%
Commercial International Bank	22,939	142,289
Orascom Construction
Industries (OCI)*	1,808	76,407
Orascom Telecom Holding SAE	233,200	138,928
Six of October Development &
Investment Co.*	14,500	53,111
		410,735
Estonia – 1.2%
Tallink Group Ltd.*	246,500	216,598
Georgia – 1.6%
Bank of Georgia Holdings plc	15,170	291,029
Kazakhstan – 4.0%
KazMunaiGas Exploration
Production GDR	40,463	718,218
Kenya – 3.0%
Kenya Commercial Bank Ltd.	858,000	300,300
Safaricom Ltd.	4,520,000	233,976
		534,276
Kuwait – 5.4%
Kuwait Projects Co. (Holding) KSC	177,500	246,265
Mabanee Co. SAKC	80,500	326,467
Mobile Telecommunications Co.	67,500	177,695
National Bank of Kuwait	62,000	211,740
		962,167
Lebanon – 1.1%
Banque Audi SAL - Audi Saradar Group	12,000	65,520
Solidere, Class A	10,117	124,343
		189,863
Nigeria – 12.5%
Dangote Cement plc	232,840	178,119
First Bank of Nigeria plc	4,264,500	440,275
Guaranty Trust Bank plc	3,585,000	452,092
Guinness Nigeria plc	92,200	154,680
Nestle Foods Nigeria plc	47,200	202,917
Nigerian Breweries plc	482,277	372,282
Zenith Bank plc	3,622,000	415,696
		2,216,061
Oman – 3.3%
Bank Muscat SAOG	301,426	429,826
Renaissance Services SAOG	108,700	155,003
		584,829
Pakistan – 6.4%
MCB Bank Ltd.	133,550	263,282
Pakistan Petroleum Ltd.	163,075	294,331
The Hub Power Co. Ltd.	719,692	344,828
United Bank Ltd.	310,600	243,904
		1,146,345
Panama – 1.6%
Copa Holdings SA, Class A	3,014	279,759
Peru – 3.9%
Cia de Minas Buenaventura SA ADR	5,635	201,508
Credicorp Ltd.	3,800	491,492
		693,000
Philippines – 3.9%
Metropolitan Bank & Trust Co.	44,560	102,798
Security Bank Corp.	67,900	266,950
SM Investments Corp.	16,500	321,746
		691,494
Qatar – 11.0%
Gulf International Services QSC	14,100	116,380
Industries Qatar QSC	7,613	317,845
Qatar Electricity & Water Co.	4,564	166,980
Qatar Insurance Co.	5,650	107,081
Qatar Islamic Bank	7,050	148,525
Qatar National Bank	12,908	474,739
Qatar Telecom (QTEL) QSC	16,131	467,886
The Commercial Bank of Qatar QSC	7,588	149,855
		1,949,291
Romania – 0.9%
SIF 5 Oltenia Craiova	390,000	158,021
Slovenia – 1.9%
KrKa dd Novo Mesto	5,477	340,715
Sri Lanka – 1.4%
John Keells Holdings plc	157,300	248,101
United Arab Emirates – 7.7%
DP World Ltd.	10,924	129,559
Dragon Oil plc	27,578	246,959
Emaar Properties PJSC	558,975	549,402
First Gulf Bank PJSC	37,913	107,869
National Bank of Abu Dhabi	46,904	126,426
NMC Health plc*	59,182	172,837
Union National Bank PJSC	42,000	35,449
		1,368,501
TOTAL COMMON STOCKS
(COST $13,000,233)		14,393,060

28 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Preferred Stock – 3.5%

	Shares or
	Principal
	Amount ($)	Value ($)
Colombia – 3.5%
Bancolombia SA, Preferred Shares	38,900	620,606
TOTAL PREFERRED STOCK
(COST $617,322)		620,606

Convertible Corporate Bond – 0.2%

Oman – 0.2%
Renaissance Services SAO,
3.75%, 7/25/17	142,800	39,316
TOTAL CONVERTIBLE CORPORATE
BOND (COST $41,206)		39,316

Warrants – 0.0%

Canada – 0.0%
EastCoal, Inc., strike price CAD 0.55,
Expires 5/31/15*(a)	360,500	—
TOTAL WARRANTS
(COST $—)		—

Participatory Notes – 10.9%

Saudi Arabia – 3.9%
Samba Financial Group, 12/3/12,
(Deutsche Bank AG)	12,700	148,971
Yanbu National Petrochemicals Co.,
12/3/12, (Deutsche Bank AG)	6,521	75,839
Etihad Etisalat Co., 12/3/12,
(Deutsche Bank AG)(b)	14,524	279,877
United Electronics Co., 2/13/15,
(Citigroup Global Markets
Holding, Inc.)*	7,660	190,581
		695,268
United Arab Emirates – 4.7%
Abu Dhabi Commercial Bank,
4/22/13, (Citigroup Global
Markets Holding, Inc.)*	110,000	98,010
Dana Gas, 3/1/17,
(Deutsche Bank AG)*	361,907	39,810
First Gulf Bank PJSC, 2/11/19,
(Deutsche Bank AG)*	131,729	368,841
National Bank of Abu Dhabi,
11/29/13, (Citigroup Global
Markets Holding, Inc.)*	95,875	253,781
Union National Bank of Abu Dhabi,
9/27/13, (Citigroup Global Markets
Holding, Inc.)*	92,500	77,238
		837,680
Vietnam – 2.3%
PetroVietnam Drilling & Well Services
JSC, 9/6/16, (JPMorgan Chase)	104,599	174,680
Vietnam Dairy Products JSC,
1/20/15, (Citigroup Global
Markets Holding, Inc.)*	37,800	226,611
		401,291
TOTAL PARTICIPATORY NOTES
(COST $1,866,921)		1,934,239

Investment Company – 3.3%

	Shares
Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (c)	578,427	578,427
TOTAL INVESTMENT COMPANY
(COST $578,427)		578,427
TOTAL INVESTMENT SECURITIES
(COST $16,104,109) — 98.8%		17,565,648
____________________

Percentages indicated are based on net assets of $17,784,545.
*	Represents non-income producing security.
(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of October 31, 2012. The total of all such securities represent 0.00% of the net assets of the fund.
(b)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.
ADR — American Depositary Receipt GDR — Global Depositary Receipt

The Fund invested, as a percentage of net assets, in the following industries, as of October 31, 2012:

Industry	Percent of Net Assets
Commercial Banks	36.3%
Oil, Gas & Consumable Fuels	12.4%
Diversified Financial Services	6.9%
Diversified Telecommunication Services	4.3%
Real Estate Management & Development	3.8%
Industrial Conglomerates	3.5%
Wireless Telecommunication Services	3.4%
Investment Companies	3.1%
Energy Equipment & Services	3.0%
Beverages	3.0%
Hotels, Restaurants & Leisure	2.6%
Food Products	2.4%
Metals & Mining	2.0%
Pharmaceuticals	1.9%
Independent Power Producers &
Energy Traders	1.9%
Marine	1.7%
Airlines	1.6%
Health Care Providers & Services	1.0%
Construction Materials	1.0%
Exchange Traded Fund	0.9%
Multi-Utilities	0.9%
Insurance	0.6%
Construction & Engineering	0.4%
Transportation Infrastructure	0.2%
Total Investments	98.8%

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2012

Corporate Bond – 0.3%

	Principal
	Amount ($)	Value ($)
United States – 0.3%
Reliance Holdings USA, Inc.,
Registered, 5.40%, 2/14/22	850,000	945,163
TOTAL CORPORATE BOND
(COST $874,405)		945,163

Foreign Bonds – 14.2%†

Mexico – 6.7%
Mexican Bonos Desarr, Series M,
6.50%, 6/10/21 (a)	1,000,000	81,441
Mexican Bonos Desarr, Series M30,
10.00%, 11/20/36 (a)	711,800	76,915
Mexican Cetes, Series BI,
0.00%, 11/29/12 (b)	1,350,000,000	10,275,207
Mexican Cetes, Series BI,
0.00%, 2/21/13 (b)	1,700,000,000	12,801,905
		23,235,468
Turkey – 7.5%
Turkey Government Bond,
6.92%, 11/7/12 (b)	22,000,000	12,262,036
Turkey Government Bond,
10.00%, 1/9/13 (a)	25,000,000	14,067,905
		26,329,941
TOTAL FOREIGN BONDS
(COST $49,466,800)		49,565,409

Yankee Dollars – 38.4%

Brazil – 7.1%
Banco do Brasil SA, Registered,
5.38%, 1/15/21	1,800,000	1,921,500
Banco do Brasil SA, Registered,
5.88%, 1/26/22	200,000	217,000
Banco do Estado do Rio Grande
do Sul SA, Registered,
7.38%, 2/2/22	1,300,000	1,483,690
Banco Santander Brasil SA,
Registered, 4.63%, 2/13/17	500,000	527,500
Banco Santander Brasil SA,
Registered, 4.63%, 2/13/17	300,000	316,500
Banco Votorantim, Registered,
5.25%, 2/11/16, MTN	200,000	213,500
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	2,000,000	2,365,000
Centrais Eletricas Brasileiras SA,
Registered, 5.75%, 10/27/21	1,950,000	2,184,000
Oi SA, Registered,
5.75%, 2/10/22	1,500,000	1,620,000
Petrobras International Finance Co.,
7.88%, 3/15/19	2,400,000	3,038,472
Petrobras International Finance Co.,
5.75%, 1/20/20	4,500,000	5,190,664
Vale Overseas Ltd.,
4.38%, 1/11/22	3,200,000	3,406,240
Voto-Votorantim Ltd., Registered,
6.75%, 4/5/21	1,700,000	2,027,250
Votorantim Cimentos SA,
Registered, 7.25%, 4/5/41	200,000	226,000
		24,737,316
Chile – 0.8%
Codelco, Inc., Registered,
7.50%, 1/15/19	1,300,000	1,689,366
Empresa Nacional de Petroleo,
Registered, 4.75%, 12/6/21	1,100,000	1,202,972
		2,892,338
China – 0.4%
CITIC Resources Holdings Ltd.,
Registered, 6.75%, 5/15/14	1,400,000	1,466,150
Colombia – 3.6%
Bancolombia SA, 6.13%, 7/26/20	3,750,000	4,200,000
Country Garden Holdings Co. Ltd.,
Registered, 11.13%, 2/23/18,
Callable 2/23/15 @ 105.56	1,275,000	1,431,187
Grupo Aval Ltd., Registered,
5.25%, 2/1/17	5,410,000	5,779,449
Grupo Aval Ltd., Registered,
4.75%, 9/26/22	800,000	800,000
Republic of Colombia,
7.38%, 1/27/17	400,000	497,000
		12,707,636
Dominican Republic – 0.2%
Dominican Republic,
7.50%, 5/6/21	600,000	705,000
Gabon – 1.0%
Gabonese Republic, Registered,
8.20%, 12/12/17	2,925,000	3,546,563
Indonesia – 2.9%
PT Pertamina Tbk, Registered,
4.88%, 5/3/22	2,300,000	2,501,250
Republic of Indonesia, Registered,
7.25%, 4/20/15	1,580,000	1,785,400
Republic of Indonesia, Registered,
7.50%, 1/15/16	2,320,000	2,714,400
Republic of Indonesia, Registered,
4.88%, 5/5/21	1,300,000	1,482,000
Republic of Indonesia, Registered,
3.75%, 4/25/22	1,400,000	1,480,500
		9,963,550
Kazakhstan – 0.9%
KazMunayGas National Co.,
Registered, Series 1,
8.38%, 7/2/13, MTN	3,000,000	3,123,960
Lithuania – 0.3%
Republic of Lithuania, Registered,
6.63%, 2/1/22	800,000	990,000

30 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Luxembourg – 0.2%
TNK-BP Finance SA, Series 5,
7.50%, 3/13/13, MTN	500,000	510,970
VTB Bank OJSC (VTB Capital SA),
Registered, 6.00%, 4/12/17	200,000	208,750
		719,720
Mexico – 1.0%
BBVA Bancomer SA Texas,
Registered, 6.75%, 9/30/22	1,000,000	1,132,500
Mexichem SAB de CV, Registered,
4.88%, 9/19/22	250,000	264,375
Petroleos Mexicanos,
4.88%, 3/15/15	2,000,000	2,140,000
		3,536,875
Namibia – 1.1%
Namibia International Bond,
Registered, 5.50%, 11/3/21	3,400,000	3,808,000
Netherlands – 0.3%
Kazakhstan Temir Zholy, Registered,
6.38%, 10/6/20 (a)	850,000	1,019,159
Peru – 0.8%
Banco de Credito del Peru,
Registered, 5.38%, 9/16/20	780,000	861,900
Continental Senior Trust,
Registered, 5.75%, 1/18/17	1,500,000	1,665,090
Corp. Financiera de Desarrollo SA,
Registered, 4.75%, 2/8/22	200,000	223,500
		2,750,490
Russian Federation – 7.0%
AK Transneft OAO, Registered,
5.67%, 3/5/14	400,000	422,332
Alfa Bank OJSC, Registered,
7.88%, 9/25/17	1,200,000	1,308,000
Gazprom OAO, Registered,
8.13%, 7/31/14	2,200,000	2,412,168
Gazprom OAO, Registered,
9.25%, 4/23/19	3,600,000	4,698,000
Gazprom OAO, Registered,
6.51%, 3/7/22, MTN	1,850,000	2,178,375
Russia Foreign Bond, Registered,
7.50%, 3/31/30	5,793,125	7,335,834
Sberbank of Russia (SB Capital SA),
Registered, 4.95%, 2/7/17	5,600,000	5,935,888
		24,290,597
Slovak Republic – 2.9%
Slovak Republic, Registered,
4.38%, 5/21/22	9,400,000	10,033,466
South Africa – 2.6%
Republic of South Africa,
6.88%, 5/27/19	6,100,000	7,596,940
Republic of South Africa,
5.50%, 3/9/20	1,300,000	1,518,790
		9,115,730

	Shares or
	Principal
	Amount ($)
Turkey – 2.9%
Republic of Turkey, 7.25%, 3/15/15	5,400,000	6,029,100
Republic of Turkey, 7.50%, 11/7/19	100,000	126,950
Republic of Turkey, 5.13%, 3/25/22	2,200,000	2,469,500
Republic of Turkey, 6.25%, 9/26/22	1,250,000	1,514,375
		10,139,925
United Kingdom – 0.4%
Vedanta Resources plc, Registered,
6.75%, 6/7/16	1,400,000	1,428,000
Uruguay – 0.3%
Republica Oriental del Uruguay,
6.88%, 9/28/25	700,000	966,000
Venezuela – 1.7%
Republic of Venezuela,
9.38%, 1/13/34	2,550,000	2,263,125
Republic of Venezuela, Registered,
7.75%, 10/13/19	500,000	435,000
Republic of Venezuela, Registered,
11.95%, 8/5/31	3,100,000	3,169,750
		5,867,875
TOTAL YANKEE DOLLARS
(COST $130,757,054)		133,808,350

U.S. Treasury Obligations – 27.8%

U.S. Treasury Bills – 25.8%
0.11%, 11/15/12(c)	75,000,000	74,998,275
0.10%, 11/23/12(c)	15,000,000	14,999,250
		89,997,525
U.S. Treasury Notes – 2.0%
1.63%, 8/15/22.	6,950,000	6,911,991
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $96,927,769)		96,909,516

Purchased Options – 0.0%‡

TOTAL PURCHASED OPTIONS
(COST $12,985)		2,350

Investment Company – 18.7%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (d)	65,349,205	65,349,205
TOTAL INVESTMENT COMPANY
(COST $65,349,205)		65,349,205
TOTAL INVESTMENT SECURITIES
(COST $343,388,218) — 99.4%		346,579,993

See notes to financial statements.	HSBC FAMILY OF FUNDS 31

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

____________________

Percentages indicated are based on net assets of $348,802,919.
†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2012. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Zero-Coupon Security.
(c)	Discount note. Rate presented represents the effective yield at time of purchase.
(d)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.
LIBOR — Represents the London InterBank Offered Rate
MTN — Medium Term Note

The Fund invested, as a percentage of net assets, in the following industries, as of October 31, 2012:

Industry	Percentage of Net Assets
Sovereign Bonds	31.8%
U.S. Treasury Obligations	27.8%
Investment Companies	18.7%
Oil, Gas & Consumable Fuels	8.0%
Commercial Banks	5.3%
Diversified Financial Services	3.1%
Metals & Mining	1.9%
Electric Utilities	1.3%
Diversified Telecommunication Services	0.5%
Energy Equipment & Services	0.5%
Real Estate Management & Development	0.4%
Chemicals	0.1%
Purchased Options	0.0%
Total Investments	99.4%

‡Purchased Currency Options

At October 31, 2012, the Fund’s open options contracts were as follows:

				Strike	Premium
				Price	Received	Value
Contracts	Counterparty	Description	Expiration Date	($)	($)	($)
JPMorgan Chase
500,000	Bank N.A.	Mexican Peso Currency Option (USD/MXN)	1/31/13	14.32	12,985	2,350
2,350

Interest Rate Swap Agreements

At October 31, 2012, the Fund’s open interest rate swap agreements were as follows:

								Upfront
								Premiums	Unrealized
Pay/Receive		Fixed			Notional	Notional		Paid/	Appreciation/
Floating		Rate	Expiration		Amount	Amount	Value	(Received)	(Depreciation)
Rate	Floating Rate Index	(%)	Date	Counterparty	(Local)	($)	($)	($)	($)
	3-Month			Standard
Pay	LIBOR BBA	1.96%	5/17/22	Charter Bank	1,200,000 USD	1,200,000	(41,877)	—	(41,877)
	3-Month			Barclays Capital
Pay	LIBOR BBA	1.77%	8/10/22	Group	13,000,000 USD	13,000,000	(123,542)	—	(123,542)
							(165,419)	—	(165,419)

Credit Default Swap Agreements - Sell Protection(e)

At October 31, 2012, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	October 31,	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2012 (%) (f)	($)(g)	(%)	($)	($)	($)
	JPMorgan
Peoples Republic of China	Chase Bank N.A.	09/20/17	0.56	100,000	1.00	1,816	(941)	2,757
	JPMorgan
Republic of Peru	Chase Bank N.A.	06/20/17	0.93	100,000	1.00	383	(3,224)	3,607
Federative Republic of Brazil	Barclays Bank PLC	09/20/17	1.06	3,000,000	1.00	(4,271)	(74,684)	70,413
	JPMorgan
Federative Republic of Brazil	Chase Bank N.A.	09/20/17	1.09	3,000,000	1.00	(4,271)	(74,684)	70,413
	JPMorgan
Peoples Republic of China	Chase Bank N.A.	09/20/17	0.61	5,000,000	1.00	90,791	(2,417)	93,208
Republic of South Africa	Barclays Bank PLC	12/20/17	1.48	3,500,000	1.00	(81,730)	(88,148)	6,418
	JPMorgan
Republic of South Africa	Chase Bank N.A.	12/20/17	1.48	3,500,000	1.00	(81,730)	(99,897)	18,167
						(79,012)	(343,995)	264,983

32 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments — as of October 31, 2012 (continued)

Credit Default Swap Agreements - Buy Protection(e)

At October 31, 2012, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	October 31,	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2012 (%) (f)	($)(g)	(%)	($)	($)	($)
	JPMorgan
Republic of Korea	Chase Bank N.A.	09/20/17	0.58	100,000	1.00	(1,832)	1,211	(3,043)
State of Qatar	Barclays Bank PLC	09/20/17	0.95	6,250,000	1.00	(27,398)	74,259	(101,657)
	JPMorgan
Republic of the Philippines	Chase Bank N.A.	09/20/17	1.01	1,700,000	1.00	(7,571)	38,756	(46,327)
	JPMorgan
Republic of Korea	Chase Bank N.A.	09/20/17	0.63	5,000,000	1.00	(91,598)	12,067	(103,665)
Republic of Turkey	Barclays Bank PLC	12/20/17	1.64	3,500,000	1.00	98,791	93,237	5,554
	JPMorgan
Republic of Turkey	Chase Bank N.A.	12/20/17	1.64	3,500,000	1.00	98,791	89,748	9,043
						69,183	309,278	(240,095)

(e)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(f)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(g)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

At October 31, 2012, $550,000 of cash was segregated for forward foreign currency contracts:

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Chinese Yuan	JPMorgan Chase Bank N.A.	12/28/12	62,411,250	9,790,000	9,951,995	(161,995)
Chinese Yuan	Standard Charter Bank	12/28/12	4,504,430	708,578	718,269	(9,691)
European Euro	Standard Charter Bank	1/15/13	10,368,480	13,481,346	13,448,140	33,206
European Euro	Barclays Bank PLC	1/15/13	1,376,586	1,800,000	1,785,461	14,539
Mexican Peso	JPMorgan Chase Bank N.A.	11/29/12	135,000,000	10,115,390	10,281,487	(166,097)
Mexican Peso	Standard Charter Bank	12/7/12	5,839,600	451,702	444,360	7,342
Mexican Peso	Barclays Bank PLC	12/7/12	8,395,765	650,000	638,870	11,130
Mexican Peso	Standard Charter Bank	1/7/13	182,379,907	14,072,525	13,832,459	240,066
Mexican Peso	JPMorgan Chase Bank N.A.	2/21/13	170,000,000	12,595,392	12,834,409	(239,017)
Russian Ruble	JPMorgan Chase Bank N.A.	1/31/13	164,996,000	5,200,000	5,182,954	17,046
Russian Ruble	Barclays Bank PLC	1/31/13	20,517,445	650,000	644,506	5,494
Turkish Lira	JPMorgan Chase Bank N.A.	11/7/12	22,000,000	12,186,340	12,263,971	(77,631)
Turkish Lira	Standard Charter Bank	1/9/13	25,000,000	13,777,900	13,822,689	(44,789)
				95,479,173	95,849,570	(370,397)

See notes to financial statements.	HSBC FAMILY OF FUNDS 33

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Chinese Yuan	JPMorgan Chase Bank N.A.	12/28/12	3,194,500	500,000	509,390	9,390
Chinese Yuan	JPMorgan Chase Bank N.A.	12/28/12	18,502,000	2,900,000	2,950,298	50,298
Chinese Yuan	JPMorgan Chase Bank N.A.	12/28/12	18,486,050	2,900,000	2,947,755	47,755
Chinese Yuan	JPMorgan Chase Bank N.A.	12/28/12	26,754,000	4,200,000	4,266,149	66,149
Chinese Yuan	Standard Charter Bank	12/28/12	92,228,200	14,600,000	14,706,554	106,554
Chinese Yuan	Barclays Bank PLC	12/28/12	6,309,400	1,000,000	1,006,087	6,087
Mexican Peso	JPMorgan Chase Bank N.A.	12/7/12	8,027,570	605,306	610,852	5,546
Turkish Lira	Standard Charter Bank	11/7/12	629,000	348,361	350,638	2,277
Turkish Lira	Barclays Bank PLC	1/24/13	76,710	42,109	42,331	222
				27,095,776	27,390,054	294,278

34 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC RMB FIXED INCOME FUND
Schedule of Portfolio Investments—as of October 31, 2012

Foreign Bonds – 73.2%†
	Principal
	Amount ($)	Value ($)
Australia – 2.7%
Australia & New Zealand Banking
Group Ltd., Series E, 2.90%,
8/14/15, MTN (a)	2,000,000	318,075
China – 25.6%
Baosteel Group Corp. Ltd., Registered,
4.15%, 3/1/17 (a)	2,000,000	325,228
Beijing Enterprises Water Group Ltd.,
3.75%, 6/30/14 (a)	3,000,000	478,731
Big Will Investments Ltd., Registered,
7.00%, 4/29/14 (a)	2,000,000	313,523
China Guangdong Nuclear Power
Holding Co. Ltd., Registered,
3.75%, 11/1/15 (a)	1,000,000	160,913
China Shanshui Cement Group Ltd.,
6.50%, 7/22/14 (a)	2,000,000	317,345
Intime Department Store (Group) Co.
Ltd., Registered, 4.65%, 7/21/14 (a)	2,000,000	311,018
Melco Crown Entertainment Ltd.,
3.75%, 5/9/13 (a)	3,000,000	478,287
Right Century Ltd., 1.85%, 6/3/14 (a)	2,000,000	310,142
The Export-Import Bank of China,
2.70%, 4/7/14 (a)	2,000,000	318,651
		3,013,838
France – 4.1%
Veolia Environnement SA, Series E,
4.50%, 6/28/17, MTN (a)	3,000,000	483,120
Germany – 1.4%
BSH Bosch und Siemens
Hausgerate GmbH, Registered,
3.80%, 7/24/17 (a)	1,000,000	159,709
Hong Kong – 27.2%
BECL Investment Holding Ltd.,
4.75%, 2/21/14 (a)	3,000,000	478,618
China Resources Power Holdings Co.
Ltd., Series A, 2.90%, 11/12/13 (a)	2,000,000	318,757
Eastern Air Overseas (Hong Kong)
Corp. Ltd., 4.00%, 8/8/14 (a)	2,000,000	320,482
Galaxy Entertainment Group Ltd.,
4.63%, 12/16/13 (a)	3,000,000	481,502
Gemdale International Holdings Ltd.,
9.15%, 7/26/15 (a)	2,000,000	336,822
Lafarge Shui On Cement Ltd.,
Registered, 9.00%, 11/14/14 (a)	2,000,000	340,032
Rainbow Days Ltd., Registered,
3.00%, 6/30/16 (a)	2,000,000	307,655
Silvery Castle Ltd., 2.75%, 7/14/14 (a)	2,000,000	312,457
Singamas Container Holdings Ltd.,
Registered, 4.75%, 4/14/14 (a)	2,000,000	309,148
		3,205,473
Japan – 2.7%
Mitsui & Co. Ltd., Series E,
4.25%, 3/1/17, MTN (a)	2,000,000	323,818
Singapore – 2.7%
Global Logistic Properites Ltd.,
Registered, 3.37%, 5/11/16 (a)	2,000,000	314,164
South Korea – 6.8%
Shinhan Bank, Series G,
2.50%, 3/15/13, MTN (a)	2,000,000	319,354
The Export-Import Bank of Korea,
Series E, 3.40%, 1/18/13, MTN (a)	1,000,000	160,292
The Korea Development Bank, Series E,
2.75%, 11/14/13, MTN	2,000,000	318,881
		798,527
TOTAL FOREIGN BONDS
(COST $8,398,304)		8,616,724

Certificates of Deposit – 17.4%

China – 6.8%
Bank of Communications Co. Ltd.,
1.00%, 3/4/13 (a)	1,000,000	158,806
China Construction Bank Corp.,
2.95%, 2/21/13 (a)	2,000,000	320,569
China Development Bank Corp.,
2.90%, 6/25/14 (a)	2,000,000	318,790
		798,165
Hong Kong – 4.0%
ICBC Asia Ltd., 1.05%, 5/13/13 (a)	3,000,000	474,280
Japan – 2.6%
Sumitomo Mitsui Banking Corp.,
1.10%, 4/22/14 (a)	2,000,000	309,788
Singapore – 4.0%
Oversea-Chinese Banking Corp. Ltd.,
1.10%, 3/28/14 (a)	3,000,000	465,983
TOTAL CERTIFICATES OF DEPOSIT
(COST $2,011,158)		2,048,216

Investment Company – 5.3%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (b)	625,195	625,195
TOTAL INVESTMENT COMPANY
(COST $625,195)		625,195
TOTAL INVESTMENT SECURITIES
(COST $11,034,657) — 95.9%		11,290,135
____________________

Percentages indicated are based on net assets of $11,767,367.

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2012. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.
MTN — Medium Term Note

See notes to financial statements.	HSBC FAMILY OF FUNDS 35

HSBC RMB FIXED INCOME FUND
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

The Fund invested, as a percentage of net assets, in the following industries, as of October 31, 2012:

Industry	Percentage of Net Assets
Commercial Banks	26.7%
Real Estate Management & Development	9.6%
Hotels, Restaurants & Leisure	8.2%
Water Utilities	8.2%
Diversified Financial Services	8.0%
Construction Materials	5.6%
Investment Companies	5.3%
Electric Utilities	4.1%
Energy Equipment & Services	2.8%
Metals & Mining	2.8%
Airlines	2.7%
Diversified Consumer Services	2.7%
Food Products	2.6%
Industrial Conglomerates	2.6%
Multiline Retail	2.6%
Household Durables	1.4%
Total Investments	95.9%

36 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Statements of Assets and Liabilities – as of October 31, 2012

	Emerging	Emerging	Frontier	Total	RMB Fixed
	Markets	Markets Local	Markets	Return	Income
	Debt Fund	Debt Fund	Fund	Fund	Fund
Assets:
Investment securities, at value	$40,063,289	$32,390,416	$17,565,648	$346,579,993	$11,290,135
Cash	—	—	2,356	—	—
Segregated cash for collateral	—	—	—	550,000	—
Foreign currency, at value	14,249	225,740	209,517	63,998	483,154
Unrealized appreciation on forward foreign currency
exchange contracts	—	333,285	—	623,101	—
Unrealized appreciation on swap agreements	69,586	129,406	—	279,580	—
Interest and dividends receivable	492,135	302,602	29,272	2,022,111	117,927
Premiums paid on swap agreements	74,400	—	—	309,278	—
Receivable for capital shares issued	158,654	36,065	19,340	2,652,070	34,292
Reclaims receivable	—	45,231	513	—	115
Receivable from Investment Adviser	15,537	33,685	19,609	—	27,042
Prepaid expenses and other assets	10,452	14,087	13,598	42,154	39,934
Total Assets	40,898,302	33,510,517	17,859,853	353,122,285	11,992,599
Liabilities:
Cash overdraft	—	540,000	—	370,000	—
Interest and dividends payable	148,725	33,156	—	335,105	35,061
Unrealized depreciation on forward foreign currency exchange
contracts	154	135,678	—	699,220	—
Unrealized depreciation on swap agreements	—	—	—	420,111	—
Premiums received on swap agreements	19,534	—	—	343,995	—
Payable for investments purchased	335,202	—	32,683	1,673,479	160,244
Payable for capital shares redeemed	6,784	4,952	—	151,341	—
Accrued expenses and other liabilities:
Investment Management	—	—	—	247,402	—
Administration	1,675	1,362	717	13,001	423
Shareholder Servicing	96	435	175	77	374
Compliance Service	51	54	48	517	49
Accounting	282	51	67	91	54
Custodian	4,760	17,064	17,250	22,710	14,865
Transfer Agent	1,986	2,187	2,050	456	887
Trustee	119	104	45	2,882	51
Other	22,853	18,706	22,273	38,979	13,224
Total Liabilities	542,221	753,749	75,308	4,319,366	225,232
Net Assets	$40,356,081	$32,756,768	$17,784,545	$348,802,919	$11,767,367

See notes to financial statements.	HSBC FAMILY OF FUNDS 37

HSBC FAMILY OF FUNDS
Statements of Assets and Liabilities – as of October 31, 2012 (continued)

	Emerging	Emerging	Frontier	Total	RMB Fixed
	Markets	Markets Local	Markets	Return	Income
	Debt Fund	Debt Fund	Fund	Fund	Fund
Composition of Net Assets:
Capital	$35,604,266	$32,580,636	$16,314,515	$344,400,866	$11,482,155
Accumulated net investment income (loss)	156,381	(98,794)	568,629	209,007	26,606
Accumulated net realized gains (losses)
from investments	821,161	199,633	(561,094)	1,228,159	6
Unrealized appreciation/depreciation on investments	3,774,273	75,293	1,462,495	2,964,887	258,600
Net Assets	$40,356,081	$32,756,768	$17,784,545	$348,802,919	$11,767,367

Net Assets:
Class A Shares	$481,639	$2,052,841	$1,409,153	$256,469	$1,530,085
Class I Shares	39,750,804	30,602,326	16,375,392	348,442,557	10,133,834
Class S Shares	123,638	101,601	—	103,893	103,448
	$40,356,081	$32,756,768	$17,784,545	$348,802,919	$11,767,367
Shares Outstanding
($0.001 par value, unlimited number of
shares authorized):
Class A Shares	42,184	208,228	128,921	24,860	149,384
Class I Shares	3,474,534	3,100,117	1,493,150	33,717,169	988,619
Class S Shares	10,806	10,292	—	10,055	10,091
Net Asset Value, Offering Price and Redemption Price
per share:
Class A Shares	$11.42	$9.86	$10.93	$10.32	$10.24
Class I Shares	$11.44	$9.87	$10.97	$10.33	$10.25
Class S Shares	$11.44	$9.87	$—	$10.33	$10.25
Maximum Sales Charge - Class A Shares	4.75%	4.75%	5.00%	4.75%	4.75%
Maximum Offering Price per share (Net Asset Value/
(100%-maximum sales charge)) - Class A Shares	$11.99	$10.35	$11.51	$10.83	$10.75
Total Investments, at cost	$36,359,071	$32,644,236	$16,104,109	$343,388,218	$11,034,657
Foreign currency, at cost	$13,626	$223,026	$207,748	$63,979	$481,816

38 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Statements of Operations—For the period ended October 31, 2012

		Emerging			RMB
	Emerging	Markets	Frontier	Total	Fixed
	Markets	Local Debt	Markets	Return	Income
	Debt Fund	Fund	Fund	Fund(a)	Fund(b)
Investment Income:
Interest	$2,074,116	$972,703	$6,689	$1,876,122	$155,520
Dividends	65	1,475	743,574	1,791	24
Foreign tax withholding	—	(30,067)	(36,570)	—	(3,154)
Total Investment Income (Loss)	2,074,181	944,111	713,693	1,877,913	152,390
Expenses:
Investment Management	187,612	142,123	190,981	695,979	23,521
Advisory Services:
Operational Support - Class A Shares	823	3,735	439	185	576
Operational Support - Class I Shares	36,997	26,459	15,059	81,727	3,948
Administration:
Class A Shares	202	916	81	29	88
Class I Shares	18,144	12,977	7,000	39,659	1,184
Class S Shares	55	47	—	12	12
Shareholder Servicing:
Class A Shares	708	4,348	305	77	724
Accounting	63,925	57,217	58,045	23,616	10,815
Audit	21,404	21,357	21,468	21,367	21,245
Compliance Service	785	607	339	1,670	103
Custodian	17,493	74,477	69,209	25,326	16,526
Printing	36,059	27,831	13,141	22,249	6,147
Transfer Agent	27,700	27,423	22,322	36,804	2,760
Trustee	2,139	1,615	766	4,740	184
Registration fees	52,413	54,858	22,720	10,327	10,372
Other	13,041	10,205	6,897	16,930	1,532
Total expenses before fee reductions	479,500	466,195	428,772	980,697	99,737
Fees contractually reduced/reimbursed by
Investment Adviser	(159,226)	(218,089)	(145,285)	(207)	(51,659)
Net Expenses	320,274	248,106	283,487	980,490	48,078

Net Investment Income (Loss)	1,753,907	696,005	430,206	897,423	104,312

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and
foreign currency transactions	778,237	(577,161)	(295,483)	272,391	9,748
Net realized gains (losses) from swap agreements	48,333	64,855	—	1,191,188	—
Net realized gains (losses) from options transactions	—	20,535	—	(2,043)	—
Net realized gains (losses) from forward foreign currency
exchange contracts	163,964	472,480	(9,194)	188,920	(141)
Change in unrealized appreciation/depreciation on investments	3,109,845	986,694	1,859,842	2,964,887	258,600
Net realized/unrealized gains from investments	4,100,379	967,403	1,555,165	4,615,343	268,207
Change In Net Assets Resulting From Operations	$5,854,286	$1,663,408	$1,985,371	$5,512,766	$372,519
____________________

(a)	Represents period from March 30, 2012 (commencement of operations) to October 31, 2012.
(b)	Represents period from June 8, 2012 (commencement of operations) to October 31, 2012.

See notes to financial statements.	HSBC FAMILY OF FUNDS 39

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	For the year	For the period	For the year	For the period
	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011(a)	2012	2011(a)
Investment Activities:
Operations:
Net investment income (loss)	$1,753,907	$936,346	$696,005	$357,731
Net realized gains (losses) from investments	990,534	20,688	(19,291)	(303,861)
Change in unrealized appreciation/depreciation
on investments	3,109,845	664,428	986,694	(911,401)
Change in net assets resulting from operations	5,854,286	1,621,462	1,663,408	(857,531)

Dividends:
Net investment income:
Class A Shares	(18,843)	(6,868)	(19,827)	(7,609)
Class I Shares	(1,790,370)	(901,845)	(364,422)	(247,296)
Class S Shares	(5,580)	(2,868)	(1,447)	(1,037)
Net realized gains:
Class A Shares	(82)	—	—	—
Class I Shares	(7,859)	—	—	—
Class S Shares	(24)	—	—	—
From tax return of capital:
Class A Shares	—	—	—	(2,600)
Class I Shares	—	—	—	(84,499)
Class S Shares	—	—	—	(354)
Change in net assets resulting from shareholder dividends	(1,822,758)	(911,581)	(385,696)	(343,395)
Change in net assets resulting from capital transactions	1,607,083	34,007,589	5,488,843	27,191,139
Change in Net Assets	5,638,611	34,717,470	6,766,555	25,990,213

Net Assets:
Beginning of period	34,717,470	—	25,990,213	—
End of period	$40,356,081	$34,717,470	$32,756,768	$25,990,213
Accumulated net investment income (loss)	$156,381	$53,317	$(98,794)	$(206,471)
____________________

(a)	Commenced operations on April 7, 2011.

40 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	For the year	For the period	For the year	For the period
	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011(a)	2012	2011(a)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$114,676	$345,825	$317,157	$1,871,102
Dividends reinvested	18,862	6,868	19,823	10,209
Value of shares redeemed	(53,069)	—	(165,752)	—
Class A Shares capital transactions	80,469	352,693	171,228	1,881,311

Class I Shares:
Proceeds from shares issued	4,722,544	34,302,757	5,310,513	24,876,657
Dividends reinvested	1,789,564	901,809	363,845	331,795
Value of shares redeemed	(4,991,098)	(1,652,538)	(358,190)	(15)
Class I Shares capital transactions	1,521,010	33,552,028	5,316,168	25,208,437

Class S Shares:
Proceeds from shares issued	—	100,000	39	100,000
Dividends reinvested	5,604	2,868	1,447	1,391
Value of shares redeemed	—	—	(39)	—
Class S Shares capital transactions	5,604	102,868	1,447	101,391
Change in net assets resulting from capital transactions	$1,607,083	$34,007,589	$5,488,843	$27,191,139

SHARE TRANSACTIONS:
Class A Shares:
Issued	10,704	33,986	34,067	188,305
Reinvested	1,763	676	2,080	1,054
Redeemed	(4,945)	—	(17,278)	—
Change in Class A Shares	7,522	34,662	18,869	189,359

Class I Shares:
Issued	439,010	3,417,116	577,774	2,487,763
Reinvested	167,373	88,707	38,045	33,541
Redeemed	(475,609)	(162,063)	(37,005)	(1)
Change in Class I Shares	130,774	3,343,760	578,814	2,521,303

Class S Shares:
Issued	—	10,000	4	10,000
Reinvested	524	282	151	141
Redeemed	—	—	(4)	—
Change in Class S Shares	524	10,282	151	10,141
____________________

(a)	Commenced operations on April 7, 2011.

See notes to financial statements.	HSBC FAMILY OF FUNDS 41

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund	RMB Fixed Income Fund

	For the year	For the period	For the period	For the period
	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011(a)	2012(b)	2012(c)
Investment Activities:
Operations:
Net investment income (loss)	$430,206	$1,837	$897,423	$104,312
Net realized gains (losses) from investments	(304,677)	(100,622)	1,650,456	9,607
Change in unrealized appreciation/depreciation on investments	1,859,842	(397,347)	2,964,887	258,600
Change in net assets resulting from operations	1,985,371	(496,132)	5,512,766	372,519

Dividends:
Net investment income:
Class A Shares	(102)	—	(872)	(9,438)
Class I Shares	(28,979)	—	(1,117,289)	(87,437)
Class S Shares	—	—	(566)	(926)
Change in net assets resulting from shareholder dividends	(29,081)	—	(1,118,727)	(97,801)
Change in net assets resulting from capital transactions	1,324,387	15,000,000	344,408,880	11,492,649
Change in Net Assets	3,280,677	14,503,868	348,802,919	11,767,367

Net Assets:
Beginning of period	14,503,868	—	—	—
End of period	$17,784,545	$14,503,868	$348,802,919	$11,767,367
Accumulated net investment income (loss)	$568,629	$(7,276)	$209,007	$26,606
____________________

(a)	Commenced operations on September 6, 2011.
(b)	Commenced operations on March 30, 2012.
(c)	Commenced operations on June 8, 2012.

42 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

				RMB Fixed
	Frontier Markets Fund		Total Return Fund	Income Fund
	For the year	For the period	For the period	For the period
	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2012	2011(a)	2012(b)	2012(c)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,295,654	$100,000	$251,147	$1,496,245
Dividends reinvested	102	—	858	8,041
Value of shares redeemed	(348)	—	—	—
Class A Shares capital transactions	1,295,408	100,000	252,005	1,504,286

Class I Shares:
Proceeds from shares issued	—	14,900,000	355,170,152	9,800,000
Dividends reinvested	28,979	—	53,217	87,437
Value of shares redeemed	—	—	(11,167,060)	—
Class I Shares capital transactions	28,979	14,900,000	344,056,309	9,887,437
Change in net assets resulting from capital transactions

Class S Shares:
Proceeds from shares issued	—	—	100,000	100,000
Dividends reinvested	—	—	566	926
Class S Shares capital transactions	—	—	100,566	100,926
Change in net assets resulting from capital transactions	$1,324,387	$15,000,000	$344,408,880	$11,492,649

SHARE TRANSACTIONS:
Class A Shares:
Issued	118,945	10,000	24,776	148,592
Reinvested	11	—	84	792
Redeemed	(35)	—	—	—
Change in Class A Shares	118,921	10,000	24,860	149,384

Class I Shares:
Issued	—	1,490,000	34,798,480	980,000
Reinvested	3,150	—	5,198	8,619
Redeemed	—	—	(1,086,509)	—
Change in Class I Shares	3,150	1,490,000	33,717,169	988,619

Class S Shares:
Issued	—	—	10,000	10,000
Reinvested	—	—	55	91
Change in Class S Shares	—	—	10,055	10,091
____________________

(a)	Commenced operations on September 6, 2011.
(b)	Commenced operations on March 30, 2012.
(c)	Commenced operations on June 8, 2012.

See notes to financial statements.	HSBC FAMILY OF FUNDS 43

HSBC EMERGING MARKETS DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends					Ratios/Supplementary Data
			Net Realized										Ratios of
			and							Net		Ratio of Net	Expenses
	Net Asset	Net	Unrealized			Net Realized				Assets	Ratio of Net	Investment	to Average
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset		at End of	Expenses to	Income to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)	(a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.25	0.25	0.50	(0.27)	—	(0.27)	$10.23	5.02%	$355	1.20%	4.81%	1.38%	10%
Year Ended October 31, 2012	$10.23	0.47	1.21	1.68	(0.49)	— (e)	(0.49)	$11.42	16.90%	$482	1.20%	4.32%	1.55%	54%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.29	0.24	0.53	(0.28)	—	(0.28)	$10.25	5.34%	$34,257	0.85%	5.07%	1.12%	10%
Year Ended October 31, 2012	$10.25	0.51	1.20	1.71	(0.52)	— (e)	(0.52)	$11.44	17.19%	$39,751	0.85%	4.68%	1.28%	54%
CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.30	0.23	0.53	(0.28)	—	(0.28)	$10.25	5.39%	$105	0.75%	5.14%	1.02%	10%
Year Ended October 31, 2012	$10.25	0.52	1.20	1.72	(0.53)	— (e)	(0.53)	$11.44	17.30%	$124	0.75%	4.78%	1.18%	54%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(d)	Commenced operations on April 7, 2011.
(e)	Represents less than $0.005 or $(0.005).

44 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends					Ratios/Supplementary Data
													Ratios of
													Expenses
			Net Realized										to Average
			and									Ratio of Net	Net Assets
	Net Asset	Net	Unrealized							Net Assets	Ratios of	Investment	(Excluding
	Value,	Investment	Gains	Total from	Net			Net Asset		at End of	Expenses to	Income to	Fee	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Return of	Total	Value, End	Total	Period	Average Net	Average Net	Reductions)	Turnover
	of Period	(Loss)	Investments	Activities	Income	Capital	Dividends	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	(b)	(a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.12	(0.46)	(0.34)	(0.09)	(0.03)	(0.12)	$9.54	(3.43)%	$1,807	1.20%	2.29%	1.66%	66%
Year Ended October 31, 2012	$9.54	0.21	0.21	0.42	(0.10)	—	(0.10)	$9.86	4.47%	$2,053	1.20%	2.13%	1.94%	43%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.13	(0.45)	(0.32)	(0.10)	(0.03)	(0.13)	$9.55	(3.21)%	$24,086	0.85%	2.46%	1.32%	66%
Year Ended October 31, 2012	$9.55	0.24	0.21	0.45	(0.13)	—	(0.13)	$9.87	4.80%	$30,602	0.85%	2.47%	1.62%	43%
CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.14	(0.45)	(0.31)	(0.11)	(0.03)	(0.14)	$9.55	(3.16)%	$97	0.75%	2.58%	1.22%	66%
Year Ended October 31, 2012	$9.55	0.25	0.21	0.46	(0.14)	—	(0.14)	$9.87	4.89%	$102	0.75%	2.59%	1.51%	43%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(d)	Commenced operations on April 7, 2011.

See notes to financial statements.	HSBC FAMILY OF FUNDS 45

HSBC FRONTIER MARKETS FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends				Ratios/Supplementary Data
				Net Realized									Ratios of
				and								Ratio of Net	Expenses
	Net Asset	Net		Unrealized						Net Assets	Ratio of Net	Investment	to Average
	Value,	Investment		Gains	Total from	Net		Net Asset		at End of	Expenses to	Income (Loss)	Net Assets	Portfolio
	Beginning	Income		(Losses) from	Investment	Investment	Total	Value, End	Total	Period	Average Net	to Average Net	(Excluding Fee	Turnover
	of Period	(Loss)		Investments	Activities	Income	Dividends	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)	(a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	—	(e)	(0.34)	(0.34)	—	—	$9.66	(3.40)%	$97	2.30%	(0.26)%	2.57%	6%
Year Ended October 31, 2012	$9.66	0.16	(f)	1.12	1.28	(0.01)	(0.01)	$10.93	13.27%	$1,409	2.20%	1.51%	3.79%	26%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	—	(e)	(0.33)	(0.33)	—	—	$9.67	(3.30)%	$14,407	1.96%	0.09%	2.23%	6%
Year Ended October 31, 2012	$9.67	0.29	(f)	1.03	1.32	(0.02)	(0.02)	$10.97	13.68%	$16,375	1.85%	2.83%	2.79%	26%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(d)	Commenced operations on September 6, 2011.
(e)	Represents less than $0.005 or $(0.005).
(f)	Calculated based on average shares outstanding.

46 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends				Ratios/Supplementary Data
			Net Realized									Ratios of
			and								Ratio of Net	Expenses
	Net Asset	Net	Unrealized						Net Assets	Ratio of Net	Investment	to Average
	Value,	Investment	Gains	Total from	Net		Net Asset		at End of	Expenses to	Income (Loss)	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Total	Value, End	Total	Period	Average Net	to Average	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Dividends	of Period	Return(b)	(000’s)	Assets(c)	Net Assets(c)	Reductions)(c)	(b)(d)
CLASS A SHARES
Period Ended October 31, 2012(e)	$10.00	0.03	0.33	0.36	(0.04)	(0.04)	$10.32	3.62%	$256	1.60%	0.56%	1.61%	83%
CLASS I SHARES
Period Ended October 31, 2012(e)	$10.00	0.07	0.31	0.38	(0.05)	(0.05)	$10.33	3.82%	$348,443	1.18%	1.08%	1.18%	83%
CLASS S SHARES
Year Ended October 31, 2012(e)	$10.00	0.05	0.34	0.39	(0.06)	(0.06)	$10.33	3.87%	$104	1.15%	0.91%	1.48%	83%

(a)	Calculated using average share method.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(e)	Commenced operations on March 30, 2012.

See notes to financial statements.	HSBC FAMILY OF FUNDS 47

HSBC RMB FIXED INCOME FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends				Ratios/Supplementary Data
			Net Realized									Ratios of
			and						Net	Ratio of	Ratio of Net	Expenses
	Net Asset	Net	Unrealized						Assets	Net	Investment	to Average
	Value,	Investment	Gains	Total from	Net		Net Asset		at End of	Expenses to	Income (Loss)	Net Assets	Portfolio
	Beginning of	Income	(Losses) from	Investment	Investment	Total	Value, End	Total	Period	Average Net	to Average	(Excluding Fee	Turnover
	Period	(Loss)(a)	Investments	Activities	Income	Dividends	of Period	Return(b)	(000’s)	Assets(c)	Net Assets(c)	Reductions)(c)	(b)(d)
CLASS A SHARES
Period Ended October 31, 2012(e)	$10.00	0.10	0.22	0.32	(0.08)	(0.08)	$10.24	3.24%	$1,530	1.45%	2.54%	3.26%	—%
CLASS I SHARES
Period Ended October 31, 2012(e)	$10.00	0.10	0.24	0.34	(0.09)	(0.09)	10.25	3.40%	$10,134	1.10%	2.43%	2.26%	—%
CLASS S SHARES
Period Ended October 31, 2012(e)	$10.00	0.10	0.24	0.34	(0.09)	(0.09)	10.25	3.44%	$103	1.00%	2.53%	2.16%	—%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(e)	Commenced operations on June 8, 2012.

48 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012

1. Organization:

     The HSBC Funds (formerly, HSBC Investor Funds) (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of October 31, 2012, the Trust is comprised of 17 separate operational funds, each a series of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes the HSBC Advisor Fund Trust and the HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Trusts’’). The accompanying financial statements are presented for the following 5 funds (individually a “Fund,’’ collectively the “Funds’’ or the “Emerging Markets Funds’’):

Fund	Short Name
HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund

HSBC Emerging Markets Local Debt Fund	Emerging Markets Local Debt Fund

HSBC Frontier Markets Fund	Frontier Markets Fund

HSBC Total Return Fund	Total Return Fund

HSBC RMB Fixed Income Fund	RMB Fixed Income Fund

     Each of the Funds is a non-diversified fund. Financial statements for all other funds of the Trusts are published separately.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Emerging Markets Debt Fund, the Emerging Markets Local Debt Fund, the Total Return Fund and the RMB Fixed Income Fund (“Debt Funds’’) are authorized to issue three classes of shares: Class A Shares, Class I Shares, and Class S Shares. Class A Shares of the Debt Funds have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Frontier Markets Fund is authorized to issue two classes of shares: Class A Shares and Class I Shares. Class A Shares of the Frontier Markets Fund has a maximum sales charge of 5.00% as a percentage of the original purchase price. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

     Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

HSBC FAMILY OF FUNDS       49

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation:

     The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

     Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Restricted and Illiquid Securities:

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board’’). Therefore, not all restricted securities are considered illiquid. At October 31, 2012, the Funds did not hold any restricted securities that were deemed illiquid.

Participation Notes and Participatory Notes:

     The Frontier Markets Fund may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker- dealers that issue them, which subjects the Fund that holds them to counterparty risk (and this risk may be amplified if the Fund purchases P-notes from only a small number of issuers).

Derivative Instruments:

     All open derivative positions at period end are reflected on the Funds’ Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

50       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

Forward Foreign Currency Exchange Contracts:

     Each Fund may enter into forward foreign currency exchange contracts. The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

     The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty.

     During the period ended October 31, 2012, the Funds entered into forward foreign currency exchange contracts to gain exposure to certain markets and for hedging purposes. The notional amount of forward foreign currency exchange contracts outstanding as of October 31, 2012 and the monthly average notional amount for these contracts during the period ended October 31, 2012 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Forward Foreign Currency Exchange Contracts:
Emerging Markets Debt Fund	16,757	1,981,316
Emerging Markets Local Debt Fund	42,649,695	38,267,867
Total Return Fund	122,574,949	56,459,032

Options Contracts:

     The Funds may purchase or write put and call options on securities, indices, foreign currencies and derivative instruments. When purchasing options, the Funds pay a premium which is recorded as the cost basis in the investment and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When writing options, the Funds receive a premium which is recorded as a liability and which is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses.

     The Funds may purchase or write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Funds may enter into interest rate swaption agreements for hedging purposes. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

HSBC FAMILY OF FUNDS       51

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

     During the period ended October 31, 2012, the Emerging Markets Local Debt Fund and the Total Return Fund invested in options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Emerging Markets Local Debt Fund also entered into interest rate swaption agreements for hedging purposes.

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to an Emerging Markets Fund at prearranged exposure levels to cover an Emerging Markets Fund’s exposure to the counterparty.

     As of October 31, 2012, the Emerging Markets Local Debt Fund and the Total Return Fund invested in options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Emerging Markets Local Debt Fund and Total Return Fund entered into interest rate swaption agreements for hedging purposes.

     The Emerging Markets Local Debt Fund and the Total Return Fund had the following transactions in purchased call and put options during the period ended October 31, 2012:

	Number of
Emerging Markets Local Debt Fund	Contracts	Cost ($)
Options outstanding at October 31, 2011	—	—
Options purchased	6,273,540	93,046
Options exercised	(500,000)	(6,500)
Options expired	(2,503,540)	(51,135)
Options outstanding at October 31, 2012	3,270,000	35,411

	Number of
Total Return Fund	Contracts	Cost ($)
Options outstanding at October 31, 2011	—	—
Options purchased	1,201,340	30,073
Options expired	(701,340)	(17,088)
Options outstanding at October 31, 2012	500,000	12,985

     The Emerging Markets Local Debt Fund and the Total Return Fund had the following transactions in written call and put options during the period ended October 31, 2012:

	Number of	Premiums
Emerging Markets Local Debt Fund	Contracts	Received ($)
Options outstanding at October 31, 2011	—	—
Options written	(2,706,440)	(97,496)
Options exercised	1,425,000	20,075
Options expired	1,280,340	73,879
Options closed	1,100	3,543
Options outstanding at October 31, 2012	—	—

	Number of	Premiums
Total Return Fund	Contracts	Received ($)
Options outstanding at October 31, 2011	—	—
Options written	(502,680)	(15,046)
Options expired	502,680	15,046
Options outstanding at October 31, 2012	—	—

52       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

Futures Contracts:

     The Funds may invest in futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the period ended October 31, 2012, the Funds did not enter into any futures contracts.

Swap Agreements:

     The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

     The Funds will usually enter into swaps on a net basis, which means that the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying only the net amount of the two returns. Upfront receipts and payments are recorded as deferred income (liability) or deferred expense (asset), as the case may be. These upfront receipts and payments are amortized to income or expense over the life of the swap agreement. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities or by pledging such securities as collateral.

     Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

     Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2012 for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

HSBC FAMILY OF FUNDS       53

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

     The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at pre-arranged exposure levels to cover a Fund’s exposure to the counterparty.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

     During the period ended October 31, 2012, the Emerging Markets Local Debt Fund and the Total Return Fund entered into interest rate swap agreements to manage their exposure to interest rates and as a substitute for investing directly in securities. The Emerging Markets Debt Fund and Total Return Fund also entered into credit default swap agreements primarily to manage and/or gain exposure to credit risk. The notional amount of swap agreements outstanding as of October 31, 2012 and the monthly average notional amount for these agreements during the period ended October 31, 2012 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Interest Rate Swap Agreements:
Emerging Markets Local Debt Fund	2,742,593	4,032,405
Total Return Fund	14,200,000	5,775,000

Credit Default Swap Agreements:
Emerging Markets Debt Fund	2,325,000	2,237,500
Total Return Fund	1,850,000	8,337,500

Summary of Derivative Instruments:

     Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2012:

	Assets			Liabilities
	Unrealized			Unrealized
	Appreciation	Investment		Depreciation
	on Forward	Securities	Unrealized	on Forward	Unrealized
	Foreign Currency	at Value	Appreciation	Foreign Currency	Depreciation
	Exchange	(Purchased	on Swap	Exchange	on Swap
Fund	Contracts ($)	Options) ($)	Agreements ($)	Contracts ($)	Agreements ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	—	—	—	154	—
Emerging Market Local Debt Fund	333,285	26,021	—	135,678	—
Total Return Fund	623,101	2,350	—	699,220	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	69,586	—	—
Total Return Fund	—	—	279,580	—	254,692

Interest Rate Risk Exposure:
Emerging Market Local Debt Fund	—	—	129,406	—	—
Total Return Fund	—	—	—	—	165,419

54       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

     The Effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2012:

				Net Change in Unrealized
				Appreciation/Depreciation
	Realized Gain (Loss) on Derivatives			on Derivatives Recognized
	Recognized as a Result from Operations			as a Result from Operations
	Net Realized
	Gains (Losses)	Net Realized	Net Realized	Change in
	from Forward	Gains (Losses)	Gains (Losses)	Unrealized
	Foreign Currency	from Swap	from Options	Appreciation/Depreciation
Fund	Exchange Contracts ($)	Agreements ($)	Transactions ($)	on Investments ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	163,964	—	—	(13,451)
Emerging Market Local Debt Fund	472,480	—	20,535	64,707
Frontier Markets Fund	(9,194)	—	—	—
Total Return Fund	188,920	—	(2,043)	(86,754)
RMB Fixed Income Fund	(141)	—	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	33,829	—	69,285
Total Return Fund	—	1,145,718	—	24,888

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	14,504	—	—
Emerging Market Local Debt Fund	—	64,855	—	77,174
Total Return Fund	—	45,470	—	(165,419)

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends from net investment income, if any, are declared and distributed monthly in the case of the Emerging Markets Debt Fund, Emerging Markets Local Debt Fund, Total Return Fund and the RMB Fixed Income Fund, and annually in the case of Frontier Markets Fund. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares,

HSBC FAMILY OF FUNDS       55

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee:

     Prior to June 29, 2012, a redemption fee of 2.00% was charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee did not apply to shares purchased through reinvested dividends or capital gains or in other circumstance described in the Funds’ Prospectuses. Effective June 29, 2012, the 2.00% redemption/exchange fee relating to redemptions or exchanges of shares of the Funds held for less than 30 days was eliminated. For the year ended October 31, 2012, no redemption fees were collected.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued at the bid price as of the time net asset value is determined on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities and are typically categorized as Level 2 in the fair value hierarchy.

56       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price and are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

     Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

     Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30 to 720 day forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange, as provided by an approved pricing service, and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps and options, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts.

     In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When a Fund uses such a valuation model, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent.

HSBC FAMILY OF FUNDS       57

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

     The following is a summary of the valuation inputs used as of October 31, 2012 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)		Total($)
Emerging Markets Debt Fund
Investment Securities:
Yankee Dollars(a)	—	36,387,902	—		36,387,902
U.S. Treasury Obligations	—	2,777,453	—		2,777,453
Investment Company	897,934	—	—		897,934
Total Investment Securities	897,934	39,165,355	—		40,063,289
Other Financial Instruments:(b)
Credit Default Swap Agreements	—	69,586	—		69,586
Forward Foreign Currency Exchange
Contracts	—	(154)	—		(154)
Total Investments	897,934	39,234,787	—		40,132,721
Emerging Markets Local Debt Fund
Investment Securities:
Foreign Bonds(a)	—	15,872,909	—		15,872,909
Yankee Dollars(a)	—	2,013,079	—		2,013,079
Purchased Options	—	26,021			26,021
Investment Company	14,478,407	—	—		14,478,407
Total Investment Securities	14,478,407	17,912,009	—		32,390,416
Other Financial Instruments:(b)
Interest Rate Swap Agreements	—	129,406	—		129,406
Forward Foreign Currency Exchange
Contracts	—	197,607	—		197,607
Total Investment Securities	14,478,407	18,239,022	—		32,717,429
Frontier Markets Fund
Investment Securities:
Common Stocks(a)	14,393,060	—	—		14,393,060
Preferred Stock(a)	620,606	—	—		620,606
Convertible Corporate Bond(a)	—	39,316	—		39,316
Warrants	—	—	—	(c)	—
Participatory Notes(a)	—	1,934,239	—		1,934,239
Investment Company	578,427	—	—		578,427
Total Investment Securities	15,592,093	1,973,555	—		17,565,648

58       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)
Total Return Fund
Investment Securities:
Corporate Bonds(a)	—	945,163	—	945,163
Foreign Bonds(a)	—	49,565,409	—	49,565,409
Yankee Dollars(a)	—	133,808,350	—	133,808,350
U.S. Treasury Obligations	—	96,909,516	—	96,909,516
Purchased Options	—	2,350	—	2,350
Investment Company	65,349,205	—	—	65,349,205
Total Investment Securities	65,349,205	281,230,788	—	346,579,993
Other Financial Instruments:(b)
Credit Default Swap Agreements		24,888		24,888
Interest Rate Swap Agreements		(165,419)		(165,419)
Forward Foreign Currency Exchange
Contracts	—	(76,119)	—	(76,119)
Total Investment Securities	65,349,205	281,014,138	—	346,363,343
RMB Fixed Income Fund
Investment Securities:
Foreign Bonds(a)	—	8,616,724	—	8,616,724
Certificates of Deposit(a)	—	2,048,216	—	2,048,216
Investment Company	625,195	—	—	625,195
Total Investment Companies	625,195	10,664,940	—	11,290,135
____________________

(a)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.
(b)	Other financial instruments would include any derivative instruments, such as forward foreign currency exchange contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.
(c)	Security was received during the period as part of a private placement offering. The underlying stock price is trading significantly below the strike price of the warrants. There have been no bidders for these warrants and none of the warrants have traded. Security valued at $0 in good faith pursuant to procedures approved by the Board of Trustees as of October 31, 2012.

     The only transfers between levels as of October 31, 2012 are related to the use of the systematic valuation model to value foreign securities in the Frontier Markets Fund.

New Accounting Pronouncements:

     In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU No. 2011-11 will have no effect on the Funds’ net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Funds’ financial statements disclosures.

HSBC FAMILY OF FUNDS       59

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class I Shares and Class S Shares, at annual rate of:

Fund	Fee Rate(%)
Emerging Markets Debt Fund	0.50
Emerging Markets Local Debt Fund	0.50
Frontier Markets Fund	1.25
Total Return Fund	0.85
RMB Fixed Income Fund	0.55

     HSBC Global Asset Management (UK) Limited (“AMEU”) acts as sub-adviser to the Frontier Markets Fund. The Sub-Adviser receives a fee from the Frontier Markets Fund, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.70% from the fees paid to the Investment Adviser.

     HSBC Global Asset Management (Hong Kong) Limited (“AMHK”) acts as sub-adviser to the RMB Fixed Income Fund. AMHK receives a fee from the RMB Fixed Income Fund, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.275% from the fees paid to the Investment Adviser.

     HSBC also provides support services to the Funds pursuant to a Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares and Class I Shares, at an annual rate of 0.20% and 0.10%, respectively.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fee is deemed to be class specific.

60       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as Sub-Administrator for the Trusts, subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02%, which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $281,280 for the year ended October 31, 2012, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). For the year ended October 31, 2012, Foreside, as Distributor, also received $346,561 in commissions from sales of HSBC Family of Funds for Class A Shares, of which $25 were reallocated to HSBC-affiliated brokers and dealers for Class A Shares.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

HSBC FAMILY OF FUNDS       61

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit, through April 30, 2013 for the RMB Fixed Income Fund and March 1, 2013 for the other Funds, the total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Current
		Contractual
Fund	Class	Expense Limitation(%)
Emerging Markets Debt Fund	A	1.20
Emerging Markets Debt Fund	I	0.85
Emerging Markets Debt Fund	S	0.75
Emerging Markets Local Debt Fund	A	1.20
Emerging Markets Local Debt Fund	I	0.85
Emerging Markets Local Debt Fund	S	0.75
Frontier Markets Fund	A	2.20
Frontier Markets Fund	I	1.85
Total Return Fund	A	1.60
Total Return Fund	I	1.25
Total Return Fund	S	1.15
RMB Fixed Income Fund	A	1.45
RMB Fixed Income Fund	I	1.10
RMB Fixed Income Fund	S	1.00

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2012, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2012, the repayments that may potentially be made by the Funds are as follows:

Fund	2015($)*	2014($)*	Total($)
Emerging Markets Debt Fund	159,226	31,279	190,505
Emerging Markets Local Debt Fund	218,089	41,089	259,178
Frontier Markets Fund	145,285	5,922	151,207
Total Return Fund	207	N/A	207
RMB Fixed Income Fund	51,659	N/A	51,659
____________________

*     The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recoupable.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

62       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2012 were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	21,795,282	19,591,956
Emerging Markets Local Debt Fund	11,053,899	7,053,008
Frontier Markets Fund	5,343,461	3,921,723
Total Return Fund	181,876,161	48,733,230
RMB Fixed Income Fund	8,509,130	—

     For the year ended October 31, 2012, there were no long-term U.S. government securities held by the Funds.

6. Investment Risks:

     Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

     Emerging Markets Risk: The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have in an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

     Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

     Concentration of Credit Risk: The RMB Fixed Income Fund is likely to be more volatile than the performance of other mutual funds due to its focused investment in instruments having exposure to China. Because the Fund concentrates its investments in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

     Derivatives Risk: The term “derivatives” covers a broad range of investments, including futures and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of the fund’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, index or rate. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

HSBC FAMILY OF FUNDS       63

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)

     Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject a Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

     CFTC Regulation Risk: The Funds, as registered investment companies, are presently exempt from regulation as “commodity pool operators” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5. However, the CFTC has recently adopted amendments to CFTC Rule 4.5, which, when effective, may subject a Fund to regulation by the CFTC, and a Fund may be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements under the Commodity Exchange Act (“CEA”). Compliance with these additional requirements may increase Fund expenses. Certain of the rules that would apply to a Fund if it becomes subject to CFTC regulation have not yet been adopted, and it is unclear what the effect of those rules would be on the Fund if they are adopted.

7. Federal Income Tax Information:

     At October 31, 2012, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)*
Emerging Markets Debt Fund	36,357,989	3,727,509	(22,209)	3,705,300
Emerging Markets Local Debt Fund	32,626,163	421,713	(683,481)	(261,768)
Frontier Markets Fund	16,193,018	2,203,489	(830,859)	1,372,630
Total Return Fund	343,462,580	3,498,047	(382,984)	3,115,063
RMB Fixed Income Fund	11,034,657	255,478	—	255,478
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

     The tax character of dividends paid by the Funds as of the year ended October 31, 2012 was as follows:

	Dividends paid from
	Ordinary	Total Taxable	Return of	Total Dividends
	Income($)	Dividends($)	Capital($)	Paid($)(1)
Emerging Markets Debt Fund	1,823,427	1,823,427	—	1,823,427
Emerging Markets Local Debt Fund	379,720	379,720	—	379,720
Frontier Markets Fund	29,081	29,081	—	29,081
Total Return Fund	783,622	783,622	—	783,622
RMB Fixed Income Fund	62,740	62,740	—	62,740

     The tax character of dividends paid by the Funds as of the year ended October 31, 2011 was as follows:

	Dividends paid from
	Ordinary	Total Taxable	Return of	Total Dividends
	Income($)	Dividends($)	Capital($)	Paid($)(1)
Emerging Markets Debt Fund	762,187	762,187	—	762,187
Emerging Markets Local Debt Fund	228,762	228,762	87,453	316,215
Frontier Markets Fund	—	—	—	—
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

64       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2012 (continued)
     As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income($)	Income($)	Capital Gains($)	Earnings($)	Payable($)	Other Losses($)	(Depreciation)($)	(Deficit)($)
Emerging Markets
Debt Fund	520,630	—	608,591	1,129,221	(148,725)	—	3,771,319	4,751,815
Emerging Markets
Local Debt Fund	223,635	—	1,154	224,789	(33,156)	—	(15,501)	176,132
Frontier Markets
Fund	649,626	—	—	649,626	—	(553,182)	1,373,586	1,470,030
Total Return Fund	1,701,929	—	—	1,701,929	(335,105)	—	3,035,229	4,402,053
RMB Fixed
Income Fund	61,673	—	—	61,673	(35,061)	—	258,600	285,212

     As of the end of the tax year ended October 31, 2012, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subjects to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration.

     CLCFs not subject to expiration:

	Short Term	Long Term
Fund	Amount($)	Amount($)	Total($)
Frontier Markets Fund	553,182	—	553,182

8. Ownership and Principal Holders

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of October 31, 2012, the Emerging Markets Debt Fund, Emerging Markets Local Debt Fund, Frontier Markets and RMB Fixed Income Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), each of which is affiliated with the Investment Adviser, and representing ownership in excess of 75% of each Fund, respectively.

9. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC FAMILY OF FUNDS       65

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Funds:

We have audited the accompanying statements of assets and liabilities of HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund and HSBC RMB Fixed Income Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2012, the related statements of operations for the year or periods then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian or brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year or periods then ended, and the changes in their net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2012

66       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information — as of October 31, 2012 (Unaudited)

     During the year ended October 31, 2012, the following Funds declared net short term capital gain distributions:

Fund	Amount
Emerging Markets Debt Fund	$7,965

     During the year ended October 31, 2012, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified
Fund	Interest Income
Emerging Markets Debt Fund	31.94%
Emerging Markets Local Debt Fund	9.06%

     For the year ended October 31, 2012, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV

Qualified
Fund	Dividend Income
Frontier Markets Fund	14.98%

     The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2012 are as follows:

	Foreign	Foreign
	Source Income	Tax Expense
Fund	Per Share	Per Share
Emerging Markets Local Debt Fund	$0.35	$0.01
Frontier Markets Fund	0.38	0.02
RMB Fixed Income Fund	0.11	0.00

     The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2012. These shareholders will receive more detailed information along with their 2012 Form 1099-DIV.

HSBC FAMILY OF FUNDS       67

HSBC FAMILY OF FUNDS
Investment Advisory Approval Contract (Unaudited)

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”) review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Board of Trustees (the “Board”) of HSBC Funds (formerly, HSBC Investor Funds) (the “Trust”) in connection with approving investment advisory and sub-advisory agreements for the HSBC RMB Fixed Income Fund and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

I. Approval of an Advisory Contract Supplement and Sub-Advisory Agreement for the HSBC RMB Fixed Income Fund

     On December 15, 2011, the Contracts Committee met in person and on December 15-16, 2011, the Board met in person to consider the expansion of the HSBC Family of Funds to include a new series of the Trust, the HSBC RMB Bond Fund (subsequently renamed the HSBC RMB Fixed Income Fund) (the “Fund”) and, in connection therewith, approving:

  the Advisory Contract between HSBC Global Asset Management (USA) Inc. (the “Adviser”) and the Trust with respect to the Fund and the related Contract Supplement applicable to the Fund (“Advisory Agreement”);

  a Sub-Advisory Agreement between the Adviser and HSBC Global Asset Management (Hong Kong) Limited (“AMHK”) with respect to the Fund (“Sub-Advisory Agreement”); and

  the Trust’s Ancillary Agreements applicable to the Fund.

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Agreement, the Sub-Advisory Agreement and the Ancillary Agreements applicable to the Fund (collectively, the “Agreements”). This information included, among other things, information about: (i) the services the Adviser and AMHK would provide to the Fund; (ii) personnel who provide such services; (iii) the investment management capabilities of the Adviser and AMHK; and (iv) fees proposed to be received by the Adviser and AMHK with respect to the Fund in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

     At its meeting, the Contracts Committee reviewed and discussed the information provided in advance of the meeting and received a presentation about the Adviser and AMHK. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that the Agreements be approved with respect to the Fund, subject to the Adviser providing additional information regarding the Fund in response to requests from the Independent Trustees. At the meeting of the Board, the Independent Trustees considered the recommendation of the Contracts Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the Agreements with respect to the Fund, subject to the review of additional information to be provided by the Adviser, which was provided to the satisfaction the Contracts Committee.

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by the Adviser and AMHK. The Independent Trustees considered the nature, quality and extent of the investment advisory services proposed to be provided by the Adviser and AMHK with respect to the Fund, as well as the quality and experience of the Adviser’s and AMHK’s personnel, including the Asia Fixed Income Team that would manage the Fund. With respect to the Adviser, the Independent Trustees considered that the services provided by the Adviser would be consistent

68       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Advisory Approval Contract (Unaudited) (continued)

with those provided to other Funds, and therefore considered the same points as they did in considering the annual renewal of the Advisory Contracts in December 2011 as set forth above. The Independent Trustees further considered the Adviser’s experience in emerging markets and its stature as one of the world’s leading emerging markets asset management organizations.

     Based upon these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services proposed to be provided by the Adviser and AMHK with respect to the Fund, and that the services proposed to be provided supported the approval of the Advisory Agreement and the Sub-Advisory Agreement.

     Investment Performance of the Adviser and AMHK. The Independent Trustees considered that the Adviser, AMHK or their affiliates currently manage similar, non-registered funds that invest in RMB denominated debt, although those funds were recently launched and do not have a meaningful performance history, as well as information that the Adviser and AMHK provided about AMHK’s investment management capabilities. Based on these considerations, and the level of the Adviser’s and AMHK’s expertise in the Asian markets, the Independent Trustees determined that the lack of directly relevant investment performance for a fund that invests in RMB denominated debt did not preclude initial approval of the Advisory Agreement and the Sub-Advisory Agreement.

     Costs of Proposed Services and Profits to be Realized by the Adviser and AMHK. The Independent Trustees considered the costs of the proposed services to be provided by the Adviser and AMHK to the Fund. In this regard, the Independent Trustees considered information pertaining to the proposed advisory and sub-advisory fees and the projected total expense ratios for the Fund as compared to other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. The Independent Trustees also considered the profitability information regarding the Adviser more generally that the Adviser has provided to the Independent Trustees in connection with the annual renewal of the 15(c) process. The Independent Trustees concluded that the advisory fees proposed to be payable to the Adviser are fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Fund’s proposed expense structure may permit economies of scale to be shared with the Fund’s shareholders and, if so, the extent to which the Fund’s shareholders may benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses proposed to be provided by the Adviser with respect to the Fund in order to reduce or control the overall operating expenses of the Fund. The Independent Trustees also considered U.S. investor demand for such a product and the Adviser’s outlook with respect to China and RMB-denominated investments.

     Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the Agreements.

HSBC FAMILY OF FUNDS       69

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2012 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning			Annualized
		Account	Ending	Expenses Paid	Expense Ratio
		Value	Account Value	During Period*	During Period
		5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Emerging Markets Debt Fund	Class A	$1,000.00	$1,088.90	$6.30	1.20%
	Class I	1,000.00	1,091.00	4.47	0.85%
	Class S	1,000.00	1,091.50	3.94	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	1,016.10	6.08	1.20%
	Class I	1,000.00	1,017.70	4.31	0.85%
	Class S	1,000.00	1,018.20	3.80	0.75%
Frontier Markets Fund	Class A	1,000.00	1,039.00	11.28	2.20%
	Class I	1,000.00	1,041.80	9.49	1.85%
Total Return Fund	Class A	1,000.00	1,035.20	8.19	1.60%
	Class I	1,000.00	1,037.00	6.04	1.18%
	Class S	1,000.00	1,037.50	5.89	1.15%
RMB Fixed Income Fund**	Class A	1,000.00	1,032.40	5.88	1.45%
	Class I	1,000.00	1,034.00	4.46	1.10%
	Class S	1,000.00	1,034.40	4.06	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).
**	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period from June 8, 2012 (date of commencement of operations) to October 31, 2012 divided by the number of days in the fiscal year (to reflect the one half year period).

70       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2012 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Emerging Markets Debt Fund	Class A	$1,000.00	$1,019.10	$6.09	1.20%
	Class I	1,000.00	1,020.86	4.32	0.85%
	Class S	1,000.00	1,021.37	3.81	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	1,019.10	6.09	1.20%
	Class I	1,000.00	1,020.86	4.32	0.85%
	Class S	1,000.00	1,021.37	3.81	0.75%
Frontier Markets Fund	Class A	1,000.00	1,014.08	11.14	2.20%
	Class I	1,000.00	1,015.84	9.37	1.85%
Total Return Fund	Class A	1,000.00	1,017.09	8.11	1.60%
	Class I	1,000.00	1,019.20	5.99	1.18%
	Class S	1,000.00	1,019.36	5.84	1.15%
RMB Fixed Income Fund**	Class A	1,000.00	1,017.90	7.35	1.45%
	Class I	1,000.00	1,019.66	5.58	1.10%
	Class S	1,000.00	1,020.16	5.08	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).
**	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period). Information shown reflects values using the expense ratios for the 146 days of operations during the period, and has been annualized to reflect values for the period June 8, 2012 to October 31, 2012.

HSBC FAMILY OF FUNDS       71

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

     The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 57	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	23	None

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	23	None

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	23	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	23	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	23	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 49	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), February 2008-June 2011; Client Service, Business Development and Marketing Group, FFTW (October 1999-February 2008)	23	None
____________________

*       Includes the Trust, the HSBC Advisor Fund Trust and the HSBC Portfolios.

72       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	with Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 54	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 41	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 - present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009); Assistant Vice President, Compliance, AllianceBernstein (2005-2007)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 46	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007); Director, Fund Administration, Columbia Management (2004-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present)

DANIO MASTROPIERI* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Assistant Secretary	One year; December 2012 to present	Vice President, Regulatory Administration, Citi (2007 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 53	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Edwards, Mr. Schmidt, Ms. English and Mr. Mastropieri also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC FAMILY OF FUNDS       73

Other Information (Unaudited):

     A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities of each Fund, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

74       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED             — NO BANK GUARANTEE             — MAY LOSE VALUE

HSB-AR-EM -1212	12/12

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,
2011	$244,970
2012	$220,147

(b) Audit-Related Fees,
2011	$7,000
2012	$7,000

               2011 – Fees of $7,000 relate to the consent of N-1A filing.

               2012 – Fees of $7,000 relate to the consent of N-1A filing.

(c) Tax Fees,
2011	$124,855
2012	$143,400

Fees for both 2011 and 2012 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2011	$0
2012	$0

                (e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

                    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b) – (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees.
2011	$131,855
2012	$150,400

(h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC FUNDS

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	12/20/12

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	12/20/12

By (Signature and Title)	/s/ Ty Edwards
Ty Edwards
Treasurer

Date	12/20/12